1933 Act Registration No.
     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 1998

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    Pre-Effective Amendment No. ___                          [ ]
                    Post-Effective Amendment No. ___                         [ ]

                        (Check appropriate box or boxes)

--------------------------------------------------------------------------------

                Exact name of Registrant as Specified in Charter:

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                         Area Code and Telephone Number:

                                 (610) 676-1924

                     Address of Principal Executive Offices:

                            Oaks, Pennsylvania 19456

                     Name and Address of Agent for Service:

                              Kathryn Stanton, Esq.
                           c/o SEI Investments Company
                            Oaks, Pennsylvania 19456

                                   COPIES TO:

                           Kathleen L. Prudhomme, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

     It is proposed that this filing shall become effective on May 15, 1998
                   (30 days after filing) pursuant to Rule 488

================================================================================

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant is filing as an exhibit to this Registration Statement a copy of its earlier declaration under Rule 24f-2. Registrant filed its Rule 24f-2 Notice on December 9, 1997 for its fiscal year ended September 30, 1997.

================================================================================

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       REGISTRATION STATEMENT ON FORM N-14

                              CROSS REFERENCE SHEET

                          (AS REQUIRED BY RULE 481 (a))


PART A OF FORM N-14                                                    PROSPECTUS/PROXY STATEMENT CAPTION
  1.    Beginning of Registration Statement and Outside
        Front Cover Page of Prospectus .....................    Cross Reference Sheet and Cover Page

  2.    Beginning and Outside Back Cover Page of
        Prospectus .........................................    Table of Contents

  3.    Fee Table, Synopsis Information
        and Risk Factors ...................................    Summary; Principal Risk Factors; Comparison of FAIF
                                                                and the Piper Funds; Appendix X

  4.    Information about the Transaction ..................    Summary; Information Relating to the Interim
                                                                Agreements; Information Relating to the Proposed
                                                                Reorganization; Comparison of FAIF and the Piper
                                                                Funds

  5.    Information about the Registrant ..................     Comparison of FAIF and the Piper Funds; Additional
                                                                Information about FAIF; Appendix VII; Appendix XII

  6.    Information about the Company Being
        Acquired ..........................................     Inside Front Cover (Incorporation by Reference);
                                                                Comparison of FAIF and the Piper Funds; Additional
                                                                Information about the Piper Funds; Appendix VII

  7.    Voting Information ................................     Summary; Information about the Reorganization;
                                                                Information Relating to Voting Matters

  8.    Interest of Certain Persons and Experts ...........     Information Relating to Voting Matters


  9.    Additional Information ............................     Not Applicable

PART B OF FORM N-14                                                    STATEMENT OF ADDITIONAL INFORMATION
                                                                                     CAPTION

 10.    Cover Page ........................................     Cover Page

 11.    Table of Contents .................................     Table of Contents

 12.    Additional Information about the
        Registrant ........................................     Appendix A to Statement of Additional Information

 13.    Additional Information about the Company
        Being Acquired ....................................     Cover Page (Incorporation by Reference); Investment
                                                                Objectives and Policies; Tender Offers and Share
                                                                Repurchases; Directors and Executive Officers;
                                                                Investment Advisory and Other Services; Brokerage and
                                                                Portfolio Transactions; Taxation; Additional
                                                                Information

 14.    Financial Statements ..............................     Cover Page (Incorporation by Reference); Pro Forma
                                                                Financial Statements, Appendix B to the Statement of
                                                                Additional Information

PART C OF FORM N-14

Information required to be included in Part C is set forth under the appropriate item in Part C of this Registration
Statement.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       REGISTRATION STATEMENT ON FORM N-14

                                     PART A

                               PRESIDENT'S LETTER

                               SHAREHOLDER Q & A

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           PROXY STATEMENT/PROSPECTUS

                         THE AMERICAS INCOME TRUST INC.
                           HIGHLANDER INCOME FUND INC.
                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3804


                                  _______, 1998


Dear Piper Fund Shareholder:

            On behalf of the Boards of Directors (the "Piper Boards") of The Americas Income Trust Inc. ("XUS") and Highlander Income Fund Inc. ("HLA" and collectively with XUS the "Piper Funds"), we are pleased to invite you to a special meeting in lieu of the annual meeting of shareholders (the "Meeting"). The Meeting will be held at the offices of the Piper Funds, 222 South Ninth Street, _____ floor, Minneapolis, Minnesota, on _________, 1998 at ___a.m. central time.

            At the Meeting, you will be asked to consider the following proposals: (1) for each Piper Fund, the ratification and approval of an interim advisory agreement with Piper Capital Management Incorporated ("Piper Capital"), which became effective on April ____, 1998 (when Piper Jaffray Companies Inc., the parent company of Piper Capital, merged with U.S. Bancorp, as discussed below), (2) for XUS, the ratification and approval of an interim sub-advisory agreement between the Piper Capital and Salomon Brothers Asset Management Inc. ("Salomon") which became effective on April ____, 1998, (3) for HLA, the ratification and approval of an interim sub-advisory agreement between Piper Capital and Federated Advisors ("Federated") (Salomon and Federated are also referred to collectively as the "Sub-Advisers" and individually as a "Sub-Adviser") which became effective on April __, 1998, and (4) for each Piper Fund, a proposed reorganization of the Piper Funds into Strategic Income Fund (the "Strategic Fund"), a newly created open-end fund of First American Investment Funds, Inc. ("FAIF").

            As a result of the merger of Piper Jaffray Companies Inc. and U.S. Bancorp, representatives of Piper Capital and U.S. Bancorp recommended to the Boards of Directors of the Piper Funds that the Directors consider and approve combining the Piper Funds with the Strategic Fund. This recommendation was made because the representatives of Piper Capital and U.S. Bancorp believed that combining the Piper Funds and Strategic Fund would offer a number of potential benefits to the shareholders of the Piper Funds.

            EACH OF THE BOARDS OF DIRECTORS OF XUS AND HLA RECOMMENDS THAT YOU VOTE TO APPROVE BOTH THE APPLICABLE INTERIM ADVISORY AGREEMENT, THE APPLICABLE INTERIM SUB-ADVISORY AGREEMENT AND THE PROPOSED REORGANIZATION.

            BACKGROUND. On April ____, 1998, Piper Jaffray Companies Inc., the parent company of Piper Capital, merged with U.S. Bancorp. By law, this merger resulted in the automatic termination of the Piper Funds' then current investment advisory agreements with Piper Capital, and in the automatic termination of the then current sub-advisory agreements between Piper Capital and Salomon (relating to XUS) and between Piper Capital and Federated (relating to HLA). The Piper Boards approved interim investment advisory agreements with Piper Capital and interim sub-advisory agreements between Piper Capital and the Sub-Advisers, effective April __, 1998, after determining that implementing such interim agreements prior to obtaining shareholder approval was in the best interests of the Piper Funds and their shareholders. At the upcoming meeting, you will be asked to ratify and approve the interim advisory and sub-advisory agreements applicable to your Piper Fund. By approving these agreements, you also will be approving the receipt of investment advisory fees by

Piper Capital (or, in the case of the sub-advisory agreements, the receipt of sub-advisory fees by Salomon or Federated) under the agreements.

            In addition, at the upcoming meeting, you will be asked to approve a reorganization of your Piper Fund into Strategic Fund. Strategic Fund is a series of FAIF, an open-end investment company advised by U.S. Bank National Association ("U.S. Bank"). If required approvals are obtained, the Piper Funds are expected to be reorganized into Strategic Fund on or about July 31, 1998 when your Piper Fund shares will be exchanged for shares of Strategic Fund of equal net asset value. The reorganization that you are being asked to approve should benefit shareholders by eliminating any market discounts at which shares of the Piper Funds trade, by improving efficiency, including the potential for economies of scale, and by making available to shareholders a number of investment portfolio options into which their shares may be exchanged.

            In considering the interim advisory and sub-advisory agreements, you should note:

            -     IDENTICAL TERMS AND FEES
                  The terms of the interim advisory agreements with Piper Capital and interim sub-advisory agreements between Piper Capital and Salomon or Federated are substantially identical to the terms of the Piper Funds' previous advisory and sub-advisory agreements.

            In considering the proposed reorganization, you should note:

            -     ELIMINATION OF MARKET DISCOUNT
                  The price of your shares of the Piper Funds would immediately increase because the merger would eliminate the market discounts at which shares of the Piper Funds currently trade. Shares of Strategic Fund can be redeemed or purchased on each business day at net asset value, unlike shares of XUS and HLA which trade at market price on the New York and American Stock Exchanges, respectively.

            -     LOWER OR EQUAL OPERATING EXPENSE RATIOS
                  U.S. Bank has committed that, for a period of two years following the reorganization, it will waive fees and reimburse expenses to the extent necessary so that Strategic Fund will not have total fund operating expense ratios in excess of those currently applicable to the Piper Funds.

            The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus and a Proxy Ballot are enclosed. If you own shares in both of the Piper Funds, more than one Proxy Ballot accompanies these proxy materials. You will receive additional proxy materials if you are a shareholder of one or more of the other mutual funds managed by Piper Capital.

            YOUR VOTE IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY BALLOT PROMPTLY, USING THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO HAVE YOUR VOTE RECORDED BY TELEPHONE. PLEASE CALL _______________ FOR MORE INFORMATION.

            The interim investment advisory arrangements with Piper Capital, the interim sub-advisory arrangements with Federated and Salomon, the proposed reorganization and the reasons for the recommendation of the Boards of Directors of the Piper Funds are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the new investment advisory arrangements or the reorganization, please do not hesitate to call ____________ toll free at 1-800-___-____.

                                        Very truly yours,


                                        Paul A. Dow
                                        President

[LOGO] PIPER FUNDS
                               SHAREHOLDER Q & A

May 15, 1997


Shareholders of The Americas Income Trust and Highlander Income Fund are being asked to approve the following proposals:

1) Shareholders of each fund are being asked to approve an interim advisory agreement with Piper Capital Management;

2) Shareholders of The Americas Income Trust are being asked to approve an interim sub-advisory agreement between Piper Capital and Salomon Brothers Asset Management Inc.;

3) Shareholders of Highlander Income Fund are being asked to approve an interim sub-advisory agreement between Piper Capital and Federated Advisors;

4) Shareholders of each fund are being asked to approve a reorganization of their fund into Strategic Income Fund, a newly created open-end fund advised by First American Asset Management.


WHY AM I BEING ASKED TO APPROVE ADVISORY AND SUB-ADVISORY ARRANGEMENTS WITH PIPER CAPITAL AND SALOMON BROTHERS ASSET MANAGEMENT OR FEDERATED ADVISORS AT THE SAME TIME I'M BEING ASKED TO APPROVE THE REORGANIZATION OF MY FUND INTO A NEW FUND ADVISED BY FIRST AMERICAN ASSET MANAGEMENT?

As you may know, Piper Jaffray Companies, the parent company of Piper Capital, was acquired by U.S. Bancorp, parent company of First American Asset Management, on May x, 1998. By law, this acquisition resulted in the termination of the advisory and sub-advisory arrangements the funds had with Piper Capital, Salomon Brothers Asset Management and Federated Advisors. To keep the funds' management in place and running smoothly until the proposed reorganization of these funds, the board of directors approved interim advisory agreements, which you now are being asked to approve. These agreements are substantially identical to those in place prior to the acquisition, and the fee rates are unchanged. By approving the agreements, you also will be approving the receipt of investment advisory fees by Piper Capital, Salomon Brothers Asset Management and Federated Advisors under the agreements. (These fees are currently being held in escrow.)

WHY ARE THE FUNDS BEING REORGANIZED?

Piper Capital and First American Asset Management currently act as advisors to two separate fund families. Our goal is to consolidate similar funds in the two families into a single, broadly diversified fund family. Strategic Income Fund will be a new fund, created for the purposes of this reorganization. The proposed reorganization is expected to promote efficiency and eliminate duplicate costs. It is scheduled to take place on or about July 31, 1998, pending the outcome of the shareholder vote.

WHAT ARE THE ADVANTAGES OF REORGANIZING THESE CLOSED-END FUNDS TO AN OPEN-END FUND?

The Americas Income Trust and Highlander Income Fund have been trading at market prices that are less than their net asset values. If this proposal is approved, this discount would be eliminated. In addition, shareholders who want to redeem open-end fund shares are able to do so at net asset value without paying a brokerage commission.

WILL THERE BE ANY COST TO ME?

No. The cost of the reorganization is the responsibility of U.S. Bancorp, to the extent costs exceed the cost of the annual meeting. Reorganization costs are not expected to be passed on to shareholders in any way. It would be tax-free, in the opinion of First American Funds' counsel, and would not involve any sales charges, commissions or transaction fees.

WHAT EXPERIENCE WILL FIRST AMERICAN ASSET MANAGEMENT BRING TO THE MANAGEMENT OF THE FUNDS?

First American Asset Management has more than $___ billion under management as of May 2. The firm employs ____ people, including 41 portfolio managers averaging 20 years of experience. The company was formed in 1967 and is a multi-discipline, multi-product investment firm.

SHAREHOLDER Q & A

IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES? COMPLETE A SPECIAL FORM? SUBMIT SOME SORT OF ORDER?

Soon after the reorganization, the funds' transfer agent, Investors Fiduciary Trust Company (IFTC), will send a notice and transmittal form to shareholders of The Americas Income Trust and Highlander Income Fund, which will give instructions for surrendering shares. You should NOT send in your share certificate until you receive your notice and instructions from IFTC.

WHEN IS MY PROXY DUE?

We would like to receive your vote as soon as possible. You may cast your vote...

BY MAIL: Please note that you received one proxy ballot for each fund you own. All ballots must be marked with your vote and returned in the business reply envelope included in this package. If you have misplaced your envelope, please mail your proxy to:

Attn: Piper Funds
SEI Fund Resources
530 E. Swedesford Rd.
Wayne PA 19087.

BY PHONE: Refer to the toll-free number in your proxy and follow the recorded instructions.

If you have not returned your ballot as the July 10 meeting date approaches, you may receive a call from SEI Investments reminding you to vote. U.S. Bank has hired SEI to assist with the solicitation of proxies.

WHEN AND WHERE WILL THE SHAREHOLDER MEETING TAKE PLACE?

The shareholder meeting will be held at 10 a.m. on July 10, 1998, on the third floor of the Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota. Piper Capital will validate parking for the Energy Center Ramp located at South Ninth Street and Third Avenue South. Please bring your parking ticket to the meeting for validation. Regardless of whether you plan to attend the meeting, you should vote by phone or return your proxy card(s) in the mail as soon as possible.

PLEASE READ THE FULL TEXT OF THE ATTACHED PROXY STATEMENT/PROSPECTUS FOR FURTHER INFORMATION. IF YOU HAVE ADDITIONAL QUESTIONS, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR PIPER CAPITAL MUTUAL FUND SERVICES AT 800 866-7778.







[LOGO] PIPER FUNDS

PIPER FUNDS 222 South Ninth Street
Minneapolis, MN 55402-3804  Toll Free 800 866-7778

PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

http://www.piperjaffray.com/

                         THE AMERICAS INCOME TRUST INC.
                           HIGHLANDER INCOME FUND INC.
                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3804

        NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL SHAREHOLDERS MEETING
                          TO BE HELD ON _________, 1998


            NOTICE IS HEREBY GIVEN THAT a Special Meeting in lieu of the Annual Meeting of the Shareholders of The Americas Income Trust Inc. ("XUS") and Highlander Income Fund ("HLA") (each a "Piper Fund"), will be held at the offices of the Piper Funds, 222 South Ninth Street, ____ floor, Minneapolis, Minnesota on _________, 1998, at ____ a.m. central time for the purpose of considering and voting upon:

            1. FOR EACH PIPER FUND, a proposal to ratify and approve an interim investment advisory agreement between such Piper Fund and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            2. FOR XUS, a proposal to ratify and approve interim sub-advisory agreements between Piper Capital and Salomon Brothers Asset Management Inc. ("Salomon") and the receipt of sub-advisory fees by Salomon under such agreement.

            3. For HLA, a proposal to ratify and approve an interim sub-advisory agreement between Piper Capital and Federated Advisors ("Federated") and the receipt of sub-advisory fees by Federated under such agreement.

            4. FOR EACH PIPER FUND, a proposal to approve an Agreement and Plan of Reorganization providing for the transfer of the assets and liabilities of each Piper Fund to Strategic Income Fund, a newly created open-end fund of First American Investment Funds, Inc. ("FAIF"), in exchange for Class A Shares of Strategic Income Fund.

            5. FOR EACH PIPER FUND, such other business as may properly come before the Special Meeting or any adjournment(s).

            The proposals are described in the attached Combined Proxy Statement/Prospectus. THE DIRECTORS OF EACH PIPER FUND RECOMMEND THAT YOU VOTE IN FAVOR OF EACH OF THESE PROPOSALS.

            Shareholders of record as of the close of business on ______, 1998 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

            SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE PIPER FUNDS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS MAY ALSO HAVE THEIR VOTES RECORDED BY TELEPHONE. PLEASE CALL ____________ FOR MORE INFORMATION PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE PIPER FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. HOWEVER, ATTENDANCE AT THE MEETING WILL NOT BY ITSELF SERVE TO REVOKE A PROXY.

                                    Susan Sharp Miley
                                    Secretary

________, 1998

                       COMBINED PROXY STATEMENT/PROSPECTUS
                               DATED _______, 1998

                         THE AMERICAS INCOME TRUST INC.
                           HIGHLANDER INCOME FUND INC.
                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3804

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            OAKS, PENNSYLVANIA 19456
                                 1-800-637-2548

            This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Boards of Directors (the "Piper Boards") of The Americas Income Trust Inc. ("XUS") and Highlander Income Fund Inc. ("HLA") (XUS and HLA are sometimes referred to collectively as the "Piper Funds" and individually as a "Piper Fund") in connection with a Special Meeting in lieu of the Annual Meeting of Shareholders of the Piper Funds to be held at ____ a.m. central time on ______, 1998 at the offices of the Piper Funds, 222 South Ninth Street, ____ floor, Minneapolis, Minnesota.

            At the meeting, shareholders will be asked to vote on the following proposals: (1) for each Piper Fund, the ratification and approval of an interim advisory agreement with Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under the agreement, to take effect upon the closing of the merger of Piper Jaffray Companies Inc., the parent company of Piper Capital, with U.S. Bancorp, as discussed below (the "Merger"), (2) for XUS, the ratification and approval of an interim sub-advisory agreement between Piper Capital and Salomon Brothers Asset Management Inc. ("Salomon") and the receipt of sub-advisory fees by Salomon under such agreement, (3) for HLA, the ratification and approval of an interim sub-advisory agreement between Piper Capital and Federated Advisors ("Federated") (Salomon and Federated are also referred to collectively as the "Sub-Advisers" and individually as a "Sub-Adviser") and the receipt of sub-advisory fees by Federated under such agreement, and (4) for each Piper Fund, approval of a proposed Agreement and Plan of Reorganization (the "Reorganization Agreement") dated ________, 1998. Copies of the interim investment advisory agreements, the interim sub-advisory agreements and the Reorganization Agreement are attached as Appendices to this Combined Proxy Statement/Prospectus.

            XUS is a non-diversified, closed-end management investment company. HLA is a diversified, closed-end management investment company. FAIF is open-end management investment company that offers its shares in a number of different investment portfolios, or "funds." The Reorganization Agreement provides for the transfer of the assets and liabilities of the Piper Funds with and into FAIF's Strategic Income Fund ("Strategic Fund") in exchange for Class A shares of Strategic Fund having an aggregate net assets value equal to the aggregate net asset value of the common shares of the Piper Funds that are outstanding immediately prior the date of such exchange (the "Reorganization"). As a result of the Reorganization, shareholders of the Piper Funds will become shareholders of Strategic Fund.

            This Combined Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Piper Funds should know before voting, and should be retained for future reference. There is no Annual Report or Prospectus for Strategic Fund, which has been created for purposes of the reorganization and has not yet commenced operations. However, information regarding Strategic Fund is set forth in the preliminary prospectus for the Class A and B Shares, which is attached hereto as Appendix XII. Additional information relating to this Combined Proxy Statement/Prospectus is set forth in the Statement of Additional Information, dated the date hereof, which is incorporated herein by reference. This document is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge by calling or writing the Piper Funds or FAIF at the respective telephone numbers or addresses stated above.

            This Combined Proxy Statement/Prospectus is expected to be first sent to shareholders on or about _______, 1998.

            THE SECURITIES OF STRATEGIC FUND OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PIPER FUNDS, STRATEGIC FUND OR THEIR RESPECTIVE ADVISERS OR THE DISTRIBUTOR OF STRATEGIC FUND.

            SHARES OF THE PIPER FUNDS AND FAIF ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY U.S. BANK NATIONAL ASSOCIATION OR ANY OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS


SUMMARY .....................................................................  5
        INTERIM ADVISORY AND SUB-ADVISORY AGREEMENTS ........................  5
        PIPER BOARD CONSIDERATIONS ..........................................  6
        PROPOSED REORGANIZATION .............................................  6
        OVERVIEW OF STRATEGIC FUND AND PIPER FUNDS ..........................  6
        PIPER FUND AND FAIF BOARD CONSIDERATIONS ............................  8
        VOTING INFORMATION ..................................................  9
        DISSENTER'S APPRAISAL RIGHTS ........................................  9

PRINCIPAL RISK FACTORS ......................................................  9
        INTEREST RATE RISK ..................................................  9
        CREDIT RISK .........................................................  9
        CALL RISK   ......................................................... 10
        MORTGAGE-BACKED SECURITIES .......................................... 10
        RISKS OF EQUITY SECURITIES GENERALLY ................................ 10
        FOREIGN SECURITIES .................................................. 11
        RISKS OF FOREIGN INDEX LINKED INSTRUMENTS ........................... 11
        ZERO COUPON SECURITIES .............................................. 11
        PAYMENT-IN-KIND DEBENTURES .......................................... 11
        RESTRUCTURED DEBT ................................................... 12
        MUNICIPAL OBLIGATIONS ............................................... 12
        ASSET-BACKED SECURITIES ............................................. 12
        ILLIQUID SECURITIES ................................................. 13
        OTHER RISKS ......................................................... 13
        DIFFERENCES OF CLOSED-END AND OPEN-END FUNDS ........................ 13

INFORMATION RELATING TO THE INTERIM AGREEMENTS .............................. 14
        THE MERGER OF PIPER JAFFRAY COMPANIES INC. AND U.S. BANCORP ......... 14
        THE INTERIM ADVISORY  AND SUB-ADVISORY AGREEMENTS ................... 15
        INFORMATION ABOUT PIPER CAPITAL ..................................... 18
        INFORMATION ABOUT SALOMON ........................................... 19
        INFORMATION ABOUT FEDERATED ......................................... 20
        ADMINISTRATION AGREEMENTS ........................................... 21
        AFFILIATED BROKER COMMISSIONS ....................................... 21
        SECTION 15(f) OF THE 1940 ACT ....................................... 21
        APPROVAL OF THE PIPER BOARDS ........................................ 21

INFORMATION RELATING TO THE PROPOSED REORGANIZATION ......................... 22
        DESCRIPTION OF THE REORGANIZATION AGREEMENT ......................... 23
        BOARD CONSIDERATIONS ................................................ 24
        CAPITALIZATION ...................................................... 25
        TAX ASPECTS OF THE REORGANIZATION ................................... 25

COMPARISON OF STRATEGIC FUND AND THE PIPER FUNDS ............................ 26
        INVESTMENT OBJECTIVES AND POLICIES .................................. 26
        INVESTMENT ADVISORY FEES AND TOTAL EXPENSE RATIOS ................... 27

FEES AND EXPENSES OF THE PIPER FUNDS AND STRATEGIC FUND ..................... 27
        INVESTMENT ADVISORY AGREEMENTS. ..................................... 28
        SUB-ADVISORY AGREEMENTS ............................................. 28
        PORTFOLIO MANAGEMENT ................................................ 28
        INFORMATION ABOUT U.S. BANK AND OTHER SERVICE PROVIDERS ............. 28
        OTHER SERVICE PROVIDERS FOR PIPER FUNDS AND STRATEGIC FUND .......... 29
        ADMINISTRATION AGREEMENT ............................................ 29
        SHARE STRUCTURE ..................................................... 30
        HISTORY OF PUBLIC TRADING OF THE PIPER FUNDS' COMMON SHARES ......... 31
        DISTRIBUTION PLAN ................................................... 32
        SHAREHOLDER TRANSACTIONS AND SERVICES ............................... 32

INFORMATION RELATING TO VOTING MATTERS ...................................... 33
        GENERAL INFORMATION ................................................. 33
        SHAREHOLDER AND BOARD APPROVALS ..................................... 34
        PIPER FUNDS--5% OWNERSHIP AS OF            , 1998 ................... 35
        QUORUM .............................................................. 35
        ANNUAL MEETINGS ..................................................... 35
        DISSENTERS' RIGHTS .................................................. 35
        INTERESTS OF CERTAIN PERSONS ........................................ 36

ADDITIONAL INFORMATION ABOUT FAIF ........................................... 36

ADDITIONAL INFORMATION ABOUT THE PIPER FUNDS ................................ 37

COMPLIANCE WITH SECTION 16(a)  .............................................. 37

FINANCIAL STATEMENTS ........................................................ 37

OTHER BUSINESS .............................................................. 37

SHAREHOLDER INQUIRIES ....................................................... 38


APPENDICES

   I FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT BETWEEN PIPER CAPITAL MANAGEMENT INCORPORATED AND THE AMERICAS INCOME TRUST INC.

  II FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT BETWEEN PIPER CAPITAL MANAGEMENT INCORPORATED AND HIGHLANDER INCOME FUND INC.

 III FORM OF INTERIM SUB-ADVISORY AGREEMENT BETWEEN PIPER CAPITAL MANAGEMENT INCORPORATED AND SALOMON BROTHERS ASSET MANAGEMENT INC.

  IV FORM OF INTERIM SUB-ADVISORY AGREEMENT BETWEEN PIPER CAPITAL MANAGEMENT INCORPORATED AND FEDERATED ADVISERS

   V PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF THE ADVISERS AND THE SUB-ADVISERS

  VI     FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 VII     COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

VIII COMPARISON OF THE INTERIM ADVISORY AGREEMENTS AND STRATEGIC INCOME FUND'S ADVISORY AGREEMENT

  IX COMPARISON OF THE INTERIM SUB-ADVISORY AGREEMENTS AND STRATEGIC INCOME FUND'S SUB-ADVISORY AGREEMENT

   X     SHAREHOLDER TRANSACTIONS AND SERVICES

  XI     PORTFOLIO MANAGERS OF THE PIPER FUNDS

 XII     PRELIMINARY PROSPECTUS OF STRATEGIC INCOME FUND--RETAIL CLASS SHARES

XIII     DISSENTERS' SHAREHOLDERS' RIGHTS OF APPRAISAL

                                     SUMMARY

            The following is a summary of certain information relating to the interim investment advisory agreements, the interim sub-advisory agreements and the proposed Reorganization, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus and the Appendices attached hereto.

            INTERIM ADVISORY AND SUB-ADVISORY AGREEMENTS. On April __, 1998, pursuant to an Agreement and Plan of Merger, U.S. Bancorp acquired Piper Jaffray Companies Inc. ("Piper Jaffray") and its direct and indirect subsidiaries (including Piper Capital) by merging a wholly owned subsidiary of U.S. Bancorp with and into Piper Jaffray as the surviving corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, Piper Capital, the investment adviser to the Piper Funds, became an indirect wholly-owned subsidiary of U.S. Bancorp. In accordance with the terms of the then current investment advisory agreements between Piper Capital and the Piper Funds (the "Old Advisory Agreements"), and consistent with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), this change in control of Piper Capital resulted in the automatic and immediate termination of the Old Advisory Agreements. Similarly, as a result of the Holding Company Merger, and in accordance with the terms of the then current sub-advisory agreements with Salomon and Federated (the "Old Sub-Advisory Agreements" and collectively with the Old Advisory Agreements, the "Old Agreements"), this change in control of Piper Capital resulted in the automatic and immediate termination of the Old Sub-Advisory Agreements.

            To better ensure that the Holding Company Merger and this automatic termination would not disrupt the investment advisory and sub-advisory services provided to Piper Funds, Piper Capital, Salomon, Federated and the Piper Funds obtained an exemptive order from the SEC (the "Order") permitting Piper Capital to act as investment adviser to the Piper Funds, and Salomon and Federated to act as investment sub-advisers to XUS and HLA, respectively, after the termination of the Old Agreements, but prior to obtaining shareholder approval, under new, interim investment advisory agreements with each Piper Fund (the "Interim Advisory Agreements") and new, interim sub-advisory agreements with Salomon and Federated (the "Interim Sub-Advisory Agreements" and collectively with the Interim Advisory Agreements, the "Interim Agreements"). In accordance with the Order, the Interim Agreements are subject to ratification and approval by the shareholders of the applicable Piper Funds at a meeting to be held within 120 days after April __, 1998 (the "Interim Period").

            The Directors of each of the Piper Boards now are proposing that the shareholders of each Piper Fund ratify and approve their Fund's Interim Agreements. The Interim Agreements each became effective on April __, 1998, the effective date of the Holding Company Merger. Pending the ratification and approval of the Interim Agreements, all fees payable under each agreement are being held in escrow. Any escrowed fees relating to a Piper Fund will be received by Piper Capital, Salomon or Federated only if the respective Interim Agreement is ratified and approved by the shareholders of such Piper Fund.

            The terms of the Interim Agreements are substantially identical to the terms of the respective Old Agreements, except for (i) the effective date,
(ii) the termination date, and (iii) inclusion of a provision requiring that all fees payable by each Piper Fund under the particular Interim Advisory Agreements, or by Piper Capital under the particular Interim Sub-Advisory Agreements be held in escrow until such Interim Agreement is approved by the applicable Piper Fund's shareholders. The advisory or sub-advisory fee rates payable under the Interim Agreements are identical to those previously payable under the Old Agreements. A description of Piper Capital, Salomon, Federated, the Interim Agreements and the services provided by Piper Capital, Salomon and Federated thereunder is set forth below under the heading "Information Relating to the Interim Agreements." Copies of the Interim Agreements are attached to this Combined Proxy Statement/Prospectus as Appendices I, II, III and IV. The descriptions of the Interim Agreements are qualified in their entirety by reference to the copies of the Interim Agreements attached hereto.

            If ratified and approved, the Interim Agreements will continue in effect with respect to the Piper Funds either (i) for an initial period of two years from the effective date (the date of the closing of the Holding Company Merger) of such Interim Agreement and thereafter for successive one-year terms, subject to certain annual approval requirements, or (ii) until the Reorganization is completed (which, subject to various conditions described herein, is expected to occur on or about July 31, 1998) (the "Closing"), whichever occurs earlier. In the event that an Interim Agreement is not ratified and approved with respect to a Piper Fund, the fees applicable to such Interim Agreement held in escrow with respect to that Fund will be returned to the Fund, and that Fund's Board of Directors will consider what actions should be taken with respect to management of the assets of the Piper Fund until a new investment advisory agreement or new sub-advisory agreement is approved by the shareholders of the Fund or the Reorganization occurs.

            PIPER BOARD CONSIDERATIONS. In approving the Interim Agreements and recommending their ratification and approval to the shareholders of each Piper Fund, the Piper Boards considered, among other things, that the provisions of the Interim Agreements were substantially similar, and advisory fee rates were exactly the same as those of the Old Agreements. In addition, Piper Capital, Salomon and Federated provided assurances that the investment advisory and sub-advisory services provided to the Piper Funds during the Interim Period would not be diminished in scope or quality, and agreed to certain conditions that were intended to protect the interests of shareholders. See "Information Relating to the Interim Agreements--Approval of the Piper Boards." THE PIPER BOARDS RECOMMEND THAT THE SHAREHOLDERS OF EACH PIPER FUND RATIFY AND APPROVE THE APPLICABLE INTERIM AGREEMENTS, THE RECEIPT OF INVESTMENT ADVISORY FEES BY PIPER CAPITAL, AND THE RECEIPT OF SUB-ADVISORY FEES BY SALOMON OR FEDERATED UNDER THE AGREEMENTS.

            PROPOSED REORGANIZATION. The Reorganization Agreement provides for:
(i) the transfer of all of the assets and liabilities of each of the Piper Funds to Strategic Fund in exchange for Class A Shares of Strategic Fund; and (ii) the distribution of these Strategic Fund Class A Shares to the shareholders of the Piper Funds in liquidation of the Piper Funds. The Reorganization is subject to a number of conditions with respect to each Piper Fund, including the shareholder approvals described below. Following the Reorganization, it is contemplated that there will be a winding up of the affairs of each Piper Fund, including the deregistration of each Piper Fund as a closed-end investment company under the 1940 Act.

            As a result of the proposed Reorganization, each shareholder of a Piper Fund will become a shareholder of Strategic Fund and will hold, immediately after the Closing, Class A shares of Strategic Fund having an aggregate net asset value equal to the aggregate net asset value of the common shares of the Piper Fund the shareholder holds immediately before the Closing.

            The Reorganization Agreement provides that the Reorganization may be abandoned at any time prior to the Closing upon the mutual consent of each Piper Fund and FAIF, among other reasons. For further information, see "Information Relating to the Proposed Reorganization."

            OVERVIEW OF STRATEGIC FUND AND PIPER FUNDS. The primary investment objectives of the Piper Funds are, in general, similar to those of Strategic Fund. The primary investment objective of each of XUS, HLA and Strategic Fund is to provide a high level of current income. XUS has a secondary objective of seeking capital appreciation. However, there are numerous differences in policies and restrictions of XUS and HLA. The Strategic Fund combines certain investment policies and restrictions of each Piper Fund. Additional information is provided below and in Appendix VII to this Combined Proxy Statement/Prospectus, which sets forth the investment objectives and certain significant investment policies and limitations of the Piper Funds and Strategic Fund.

            XUS invests primarily in debt securities denominated in U.S. dollars, Canadian dollars or Mexican pesos that are: (a) issued or guaranteed by the U.S., Canadian or Mexican governments, or their political subdivisions, agencies or instrumentalities or the central bank of any of the foregoing, (b) of companies organized in the U.S., Canada or Mexico or for which the principal trading market is located in such countries, (c) of companies that derive at least 50% of their gross revenues from either goods produced, sales made, services performed or investments in companies in such countries or (d) of companies which have at least 50% of their total assets located in the U.S., Canada or Mexico. At least 65% of XUS's assets are invested in securities rated BBB or higher by Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by XUS's sub-adviser to be of comparable quality. In addition, XUS will not invest more than 35% of its total assets collectively in securities rated in the lower rating categories of a NRSRO (Baa or lower by Moody's and BBB or lower by Standard & Poor's) or securities than are unrated regardless of quality. XUS may invest in Mortgage-Backed Securities, Stripped Mortgage-Backed Securities and Collateralized Mortgage Obligations (as defined in Appendix VII hereto).

            HLA invests primarily in a combination of (a) mortgage-backed securities rated A or higher by Moody's or Standard & Poor's ("High Grade Mortgage Securities") and (b) fixed income securities rated in the lower rating categories of a NRSRO (Baa or lower by Moody's and BBB or lower by Standard & Poor's) ("Lower-Rated Fixed Income Securities") or, if unrated, determined by HLA's sub-adviser to be of comparable quality. Under normal circumstances, HLA will have no more than 70% of its total assets invested in either High Grade Mortgage Securities or Lower-Rated Fixed Income Securities and at least 30% of its total assets in High Grade Mortgage Securities and 30% of its total assets in Lower-Rated Fixed Income Securities. HLA may invest only up to 10% of its total assets in fixed income securities issued by non-U.S. issuers and must have at least 65% of its total assets in income producing securities. HLA investments in Mortgage-Backed Securities may include up to 15% of its total assets, collectively, in Stripped Mortgage-Backed Securities and inverse floating Collateralized Mortgage Obligations.

            Strategic Fund pursues its investment objective by investing in a diversified portfolio primarily consisting of domestic corporate debt obligations, U.S. government securities and foreign government and corporate debt obligations, including, similar to HLA, fixed income securities rated in the lower rating categories of any NRSRO (Baa or lower by Moody's and BBB or lower by Standard & Poor's). Under normal circumstances, one-third of Strategic Fund's assets will be invested in each of these three sectors. However, Strategic Fund may from time to time invest up to 100% of its total assets in any one sector. Strategic Fund's investments may include Mortgage-Backed Securities, Stripped Mortgage-Backed Securities, and Collateralized Mortgage Obligations.

            The investment objective of each Piper Fund is fundamental, which means that it cannot be changed without a vote of shareholders. The investment objective of Strategic Fund is non-fundamental, which means that it can be changed without a vote of shareholders. Shareholders will receive written notification at least 30 days prior to any change in Strategic Fund's investment objective.

            In addition to the differences outlined above, there are other differences between the Piper Funds and Strategic Fund that should be considered. Additional information is provided below under "Comparison of Strategic Fund and the Piper Funds--Investment Objectives and Policies" and in Appendix VII to this Combined Proxy Statement/Prospectus, which sets forth the investment objectives, certain significant investment policies and limitations and a description of the securities of each of Strategic Fund, XUS and HLA.

            As discussed under "Comparison of Strategic Fund and the Piper Funds --Investment Advisory Fees and Total Expense Ratios," U.S. Bank will serve as the investment adviser to Strategic Fund. As discussed under "Comparison of Strategic Fund and the Piper Funds--Information About U.S. Bank and Other Service Providers," the Piper Funds and Strategic Fund have different administrators, transfer agents and directors and Strategic Fund has a distributor, unlike the Piper Funds which do not have a distributor because they are closed-end investment companies.

            As discussed under "Comparison of FAIF and the Piper Funds--Share Structure," Strategic Fund will issue Class A shares in connection with the Reorganization. Strategic Fund will also offer Class B and Class Y shares. Class A shares of Strategic Fund are sold to the general public as well as to retail customers of banks and other institutions. Class A shares are sold with a front-end sales charge and are subject to a Rule 12b-1 shareholder servicing fee computed at an annual rate of 0.25% of average net assets of that class. Class B shares are sold at net asset value without a front-end sales load, but are subject to a contingent deferred sales charge if sold during the first six years after purchase. Class B shares also are subject to a Rule 12b-1 distribution and shareholder servicing fees computed at an annual rate of 1.00% of average net assets of that class. Class Y Shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Such shares are offered at net asset value without any front-end or contingent deferred sales charge and are not subject to any Rule 12b-1 fees. Each of the Piper Funds has only one outstanding class of common shares which are no longer offered directly from a Piper Fund, but because they are shares of a closed-end investment company are publicly traded on the New York Stock Exchange (for XUS) or the American Stock Exchange (for HLA).

            The dividend and distribution policies and procedures of Strategic Fund and the Piper Funds are generally similar. Because of the differences between shares of a closed-end investment company and shares of an open-end investment company, the purchase and redemption polices of the Piper Funds and Strategic Fund are different. Shares of the Piper Funds are traded on the New York or American Stock Exchanges at market price, which price may be at either a discount or a premium to net asset value, whereas shares of Strategic Fund are purchased and redeemed at net asset value, less any applicable front-end or contingent deferred sales charge. Additional information concerning these policies and procedures for the Piper Funds and Strategic Fund is discussed further under "Comparison of Strategic Fund and the Piper Funds - Shareholder Transactions and Services" and in Appendix X to this Combined Proxy Statement/Prospectus. NO FRONT-END OR CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED ON ANY OF THE STRATEGIC FUND SHARES THAT ARE ISSUED TO PIPER FUNDS' SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION.

            PIPER FUND AND FAIF BOARD CONSIDERATIONS. In reviewing the proposed Reorganization, the Boards of each Piper Fund and FAIF considered, among other things, (i) the terms and conditions of the Reorganization Agreement, including provisions intended to avoid the dilution of shareholder interests; (ii) the investment management capabilities of U.S. Bank; (iii) the capabilities of the administrator, distributor and other service providers to Strategic Fund; (iv) the systems capabilities of U.S. Bank to provide shareholder servicing, reporting and systems integration with related bank programs for Piper Funds shareholders; (v) the investment objectives, policies and limitations of the Piper Funds and Strategic Fund; (vi) the historical investment performance of the Piper Funds and of funds sub-advised by Federated with objectives and policies similar to Strategic Fund, (vii) the historical and projected operating expenses of the Piper Funds and the projected operating expenses of Strategic Fund; (viii) the anticipated tax treatment of the Reorganization; and (ix) the effect of a change from a closed-end investment company to a series of an open-end investment company, including the potential benefits to shareholders associated with elimination of the market discount at which the shares of XUS and HLA currently trade. See "Information Relating to the Proposed Reorganization - Board Considerations."

            Based upon their evaluations of the information presented to them, and in light of their fiduciary duties under Federal and state law, the Piper Boards and the Board of Directors of FAIF, including all of the members of each Board who are not interested persons, as that term is defined in the 1940 Act, of the Piper Funds or FAIF, have determined that the proposed Reorganization is in the best interests of the shareholders of each Piper Fund and Strategic Fund, respectively, and that the interests of the shareholders of the respective Piper Funds and Strategic Fund will not be diluted as a result of the Reorganization. THE PIPER BOARDS RECOMMEND THAT THE SHAREHOLDERS OF EACH PIPER FUND APPROVE THE REORGANIZATION AGREEMENT.

            VOTING INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Piper Boards for a Special Meeting in lieu of the Annual Meeting of Shareholders to be held at the offices of the Piper Funds, 222 South Ninth Street, ____ floor, Minneapolis, Minnesota, on_________, 1998 at a.m. central time. (This meeting and any adjournment(s) thereof are referred to as the "Meeting.") Only shareholders of record at the close of business on ______, 1998 will be entitled to vote at the Meeting. Each shareholder is entitled to one vote for each share held. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Piper Funds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. However, attendance at the Meeting will not by itself serve to revoke a proxy. For additional information, including a description of the shareholder votes required for approval of the Interim Advisory Agreements, Interim Sub-Advisory Agreements and the Reorganization Agreement, see "Information Relating to Voting Matters."

            DISSENTER'S APPRAISAL RIGHTS. Although under Minnesota law shareholders of a company acquired in a merger who do not vote to approve the merger generally have "appraisal rights" (where they may elect to have the "fair market value" of their shares (determined in accordance with Minnesota law) judicially appraised and paid to them), the Division of Investment Management of the SEC has taken the position that Rule 22c-1 under the 1940 Act supersedes appraisal provisions in state statues. This rule provides that no open-end investment company may redeem its shares other than at net asset value next computed after receipt of a tender of such securities for redemption. See "Information Relating to Voting Matters--Dissenters' Rights" and Appendix XIII.


                             PRINCIPAL RISK FACTORS

            Because of the differences in the investment policies and restrictions of XUS, HLA and Strategic Fund, management believes that an investment in Strategic Fund involves risks that are in some instances different to those of XUS and/or HLA. In particular, Strategic Fund may invest a greater percentage of its assets in lower-rated debt obligations. There are also differences between a closed-end fund and an open-end fund as described under "--Differences of Closed-End and Open-End Funds." The risks involved in investing in Strategic Fund are more thoroughly described in the preliminary prospectus for Strategic Fund, which is attached to this Combined Proxy Statement/Prospectus as Appendix XII. Such risks include the following:

            INTEREST RATE RISK. The Piper Funds and Strategic Fund each invest in fixed-rate debt securities and therefore are subject to interest rate risk, which is the risk that the value of a debt security will decline due to changes in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt instrument declines. Conversely, when interest rates decline, the value of a fixed-rate debt instrument generally increases. Thus, shareholders in the Piper Funds and Strategic Fund bear the risk that increases in market interest rates will cause the value of the Piper Funds' and Strategic Fund's portfolio investments to decline.

            CREDIT RISK. The Piper Funds and Strategic Funds are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities issued or guaranteed by the U.S. Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the U.S. government, and securities issued by private entities, are subject to higher levels of credit risk. Strategic Fund, HLA and XUS may invest in securities rated lower than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc., or which have been assigned an equivalent rating by another nationally recognized statistical rating organization or are unrated, but of comparable quality in the judgment of the sub-adviser. Securities within these rating categories are non-investment grade (commonly referred to as "high yield" or "junk" bonds) and may be more susceptible to real or perceived adverse economic conditions than investment grade securities. These lower-rated securities are regarded as predominantly speculative with regard to each issuer's continuing ability to make principal and interest payments. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for investment grade bonds. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities. XUS may invest up to 35% of its total assets in lower-rated securities. HLA may invest up to 70% of its total assets in lower-rated securities. Strategic Fund may invest up to 100% of its total assets in lower-rated securities. As a result, Strategic Fund may be subject to a greater degree of credit risk than the Piper Funds.

            CALL RISK. Many corporate bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancings may take place.

            If a bond held by a Piper Fund or Strategic Fund is called during a period of declining interest rates, such Piper Fund or Strategic Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in such fund's income. To the extent that the Piper Funds or Strategic Fund invest in callable corporate bonds, shareholders bear the risk that reductions in income will result from the call of bonds in a declining interest rate environment. Most U.S. government securities are not callable before their stated maturity, although U.S. agency securities and private issuer securities often are.

            RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. The Piper Funds and Strategic Fund may invest in mortgage backed securities. Because residential mortgage loans generally can be prepaid in whole or in part by the borrowers at any time without any prepayment penalty, the holder of a mortgage-backed security which represents an interest in a pool of such mortgage loans is subject to a form of call risk which is generally called "prepayment risk." In general, it is more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument and the magnitude of such effects may be greater in some cases. In addition, although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. As a result of prepayment risk, if a Fund purchases a mortgage-backed security at premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount faster than expected prepayments will increase, while slower than expected will reduce, yield to maturity. For these reasons, a Piper Fund's or Strategic Fund's investments in mortgage-backed securities may involve greater risks than investments in governmental or corporate bonds.

            In addition, XUS, Strategic Fund and, to a limited extent (only 15% of total assets), HLA may invest in specific types of Mortgage-Backed Securities including stripped mortgage-backed securities (interest-only and principal-only) and inverse floating collateralized mortgage obligations. Such mortgage-backed securities can be extremely sensitive to interest rate changes and therefore more volatile than standard mortgage-backed securities.

            RISKS OF EQUITY SECURITIES GENERALLY. HLA and Strategic Fund may each, to a limited extent, invest in equity securities. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. HLA and Strategic Fund are subject to the risk of generally adverse equity markets.

            FOREIGN SECURITIES. Strategic Fund and XUS may invest primarily, and HLA to a limited extent (not more than 10% of total assets), in securities which trade in markets other than the United States. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. In addition, the value of a Fund's portfolio securities computed in U.S. dollars will vary with changes in the exchange rate between currencies in which a Fund has invested and the U.S. dollar. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

            In addition, there may be less publicly available information about a foreign issuer than a United States domiciled issuer. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of United States banks and United States domestic issuers. Accordingly, Strategic Fund and XUS may have more exposure to the risk of investment in foreign securities than HLA.

            RISKS OF FOREIGN INDEX LINKED INSTRUMENTS. XUS and Strategic Fund may invest without limitation and HLA may invest up to 10% of its total assets in instruments issued by the U.S. government, its agencies or instrumentalities or a foreign government, or by private U.S. companies, which return principal and/or pay interest to investors in amounts which are linked to a particular foreign index ("Foreign Index Linked Investments"). Such Foreign Index Linked Instruments may offer higher yields than comparable securities linked to purely domestic indices but also may be more volatile. The value of such securities will be affected by fluctuations in foreign exchange rates or in foreign currencies. If the adviser or sub-adviser is incorrect in its prediction as to the movements in the direction of particular foreign currencies or foreign interest rates, the return realized by a Fund on Foreign Index Linked Instruments may be lower than if such Fund had invested in a similarly rated domestic security. Foreign currency gains and losses with respect to Foreign Index Linked Instruments may affect the amount and timing of income recognized by a Fund.

            ZERO COUPON SECURITIES. The Piper Funds and Strategic Fund may invest in zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise. For this reason zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis.

            PAYMENT-IN-KIND DEBENTURES. Strategic Fund, XUS and HLA may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e. "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the "Code").

            RESTRUCTURED DEBT. XUS and Strategic Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt. Brady Bonds are debt securities issued under the framework of the Brady Plan, which contemplates, among other things, the adoption by debtor nations of certain economic reforms and the exchange of commercial bank debt. Under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank and/or the International Monetary Fund ("IMF"). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. In light of the residual risk of Brady bonds and the history of defaults with respect to commercial bank loan by public and private entities of countries issuing Brady Bonds, investment in Brady Bonds are viewed as speculative. Accordingly, XUS and Strategic Fund may be exposed to the risk of such investment while HLA will not.

            MUNICIPAL OBLIGATIONS. XUS, HLA and Strategic Fund each may invest in municipal bonds. However, HLA may not invest more than 10% of its total assets in municipal bonds and such securities must be rated A or higher by Moody's. These municipal bonds are issued by states and by their local special-purpose political subdivisions. The term "municipal bonds" includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligations are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds ordinarily are not backed by the faith, credit or taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Obligations of issuers of such municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of or interest on its Municipal Obligations may be materially affected. Because HLA may invest only 10% of its total assets in such municipal obligations, it is less likely to be subject to such risks than Strategic Fund.

            ASSET-BACKED SECURITIES. The Piper Funds and Strategic Fund may invest in asset-backed securities including, but not limited to, interest in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities are all issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a perfected security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recovered on repossessed collateral may not, in some cases, be available to support payments on these securities.

            ILLIQUID SECURITIES. Certain of the securities in which the Piper Funds and Strategic Fund are authorized to invest may lack an established secondary trading market or otherwise be considered illiquid. The Piper Funds or Strategic Fund may be limited in its ability to sell such securities at a time when the adviser deems it advisable to do so or may have to sell them at a price lower than could be obtained if the security was more liquid. This could have an adverse impact on net asset value of a Fund. As a fund of an open-end investment company, Strategic Fund may invest no more than 15% of its net assets in illiquid securities. XUS may invest up to 25% of its total assets in illiquid securities and HLA may invest without limitation in illiquid securities.

            OTHER RISKS. The Piper Funds and Strategic Fund may engage in certain other investment techniques, including entering into repurchase agreements, reverse repurchase agreements, interest rate transactions (Piper Funds only), purchasing and selling put and call options, entering into futures contracts, purchasing securities on a when-issued or delayed-delivery basis, borrowing funds and lending portfolio securities. These techniques involve certain risks, which are more completely described in Appendix VII to this Combined Proxy Statement/Prospectus, and, for Strategic Fund, described in the preliminary prospectus for such Fund, which is attached to this Combined Proxy Statement/Prospectus as Appendix XII.

            DIFFERENCES OF CLOSED-END AND OPEN-END FUNDS. The Piper Funds are closed-end investment companies. Strategic Fund is a series of an open-end investment company. The differences between closed-end and open-end investment companies are described below.

            ELIMINATION OF POTENTIAL FOR PURCHASE DISCOUNT OR SALE PREMIUM. To the extent shares of the Piper Funds trade at a discount from net asset value, a shareholder currently may purchase shares at this discounted price and potentially may be able to sell such shares at a later date at net asset value or a premium thereto. Of course, there is also the possibility that such discount will remain in place or increase. Shares of Strategic Fund will be purchased and redeemed daily at their net asset value (plus any applicable front-end or contingent deferred sales load), thereby eliminating the potential of purchasing at a discount from net asset value and later selling at net asset value, or at a premium thereto.

            In addition, shareholders of Strategic Fund who wish to realize the value of their shares are able to do so by redeeming their shares at net asset value. While this will eliminate any discount from the net asset value, it also will eliminate any possibility that a shareholder will be able to sell his or her shares at a premium over net asset value. Also, there is a possibility that the net asset value of shares of Strategic Fund may be lower on the day a shareholder redeems his or her shares than on the day the shares were purchased.

            SALES CHARGES. Shares of XUS and HLA are currently traded on the New York and American Stock Exchanges, respectively. Investors thus generally pay brokerage commissions when purchasing and selling shares of the Piper Funds. Investors in Strategic Fund are not required to pay brokerage commissions; however, investors in certain classes of shares of Strategic Fund pay or may pay a sales charge upon the purchase or sale of shares of such classes. (However, shareholders of the Piper Funds will not incur such a charge for the Class A shares of Strategic Fund they receive in the Reorganization). Sales charges could tend to discourage future investment in Strategic Fund and restrict the size of Strategic Fund, thereby limiting the investment opportunities available to Strategic Fund, which could adversely affect the performance of Strategic Fund.

            PORTFOLIO MANAGEMENT. Unlike open-end funds, closed-end investment companies are not subject to pressures to sell portfolio securities at disadvantageous times to meet net redemptions. Most open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise. Because closed-end investment companies do not have to meet redemptions, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce Strategic Fund's investment flexibility and the scope of its investment opportunities. Strategic Fund may have to sell portfolio securities to accommodate the need for large reserves of cash or cash equivalents, resulting in an increase in transaction costs, taxable distributions and portfolio turnover.

            EXPENSES. Open-end funds generally have higher fund operating expenses than closed-end funds, primarily, as a result of: (i) ongoing distribution and shareholder serving costs paid by many open-end funds (including Strategic Fund) pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act, which closed-end funds are not permitted to adopt, and (ii) higher transfer agency costs associated with, among other things, continuing shareholder purchases and redemptions. Strategic Fund's total operating expenses are estimated to be equal to XUS and less than HLA. Strategic Fund has agreed to maintain operating expenses for two years from the date of the Closing of the Reorganization at a level equal to or less than the total operating expenses of each of XUS and HLA.

            SENIOR SECURITIES. The 1940 Act prohibits open-end investment companies from issuing "senior securities" representing indebtedness (i.e. bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the requirement of 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not issue preferred stock. Currently, each of the Piper Funds has a fundamental investment restriction providing that it may borrow money in an amount up to 33 1/3% of its total assets. Strategic Fund has a fundamental investment restriction providing that it may borrow money only for temporary or emergency purposes in an amount up to 33 1/3% of the value of its total assets.

            VALUATION TIMING. XUS and HLA currently calculate net asset values of their shares on a weekly basis as of the closing time on the New York Stock Exchange (for XUS) (the "NYSE") and the American Stock Exchange (for HLA). Strategic Fund will compute its net asset value as of the earlier of the close of the NYSE or 3:00 p.m. Central time on each day the NYSE and federally-chartered banks are open for business, provided that net asset value need not be determined for shares of Strategic Fund on days when no shares of Strategic Fund are tendered for redemption and no order for shares of Strategic Fund is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Strategic Fund's shares. The price per share for purchases or redemptions is such value next computed after the transfer agent for Strategic Fund or authorized financial institution receives a purchase order or redemption request. For a complete description of how the net asset value of shares of Strategic Fund is determined, see the preliminary prospectus for Strategic Fund attached as Appendix XII to this Combined Proxy Statement/Prospectus.


                 INFORMATION RELATING TO THE INTERIM AGREEMENTS

            THE MERGER OF PIPER JAFFRAY COMPANIES INC. AND U.S. BANCORP. On April __, 1998, pursuant to an Agreement and Plan of Merger dated as of December 14, 1997 (the "Merger Agreement"), U.S. Bancorp acquired Piper Jaffray and its direct and indirect subsidiaries (including Piper Capital) by merging Cub Acquisition Corporation the ("Merger Subsidiary") with and into Piper Jaffray. The Merger Subsidiary was a wholly owned subsidiary of U.S. Bancorp, organized for the purpose of participating in the Holding Company Merger. On the date and at the time when the Holding Company Merger became effective (the "Effective Time"), the Merger Subsidiary merged into Piper Jaffray with Piper Jaffray as the surviving corporation and a wholly owned subsidiary of U.S. Bancorp.

            At the Effective Time, each issued and outstanding share of the common stock, $1.00 par value, of Piper Jaffray common stock, other than treasury shares and dissenters' shares, was converted into the right to receive $37.25 in cash, without interest thereon. Shares of Piper Jaffray common stock held by Piper Jaffray or any of its subsidiaries and shares of Piper Jaffray common stock the holders of which perfected their dissenters' rights to payment under Delaware law immediately prior to the Effective Time were excluded from this conversion.

            The officers and directors of Piper Capital had no interest in the Holding Company Merger other than as a result of their ownership of shares of Piper Jaffray common stock. The officers and directors of U.S. Bank had no interest in the Holding Company Merger.

            As a result of the Holding Company Merger, Piper Capital, the investment adviser to the Piper Funds, became an indirect wholly-owned subsidiary of U.S. Bancorp. In accordance with the terms of the Old Advisory and Sub-Advisory Agreements, and consistent with the requirements of the 1940 Act, this change in control of Piper Capital resulted in the automatic and immediate termination of the Old Advisory and Sub-Advisory Agreements. The Old Advisory Agreement for XUS was dated January 21, 1994, was adopted by the sole shareholder of XUS prior to commencement of operations, and was last approved by the Board of Directors of XUS on May 23, 1997. The Old Advisory Agreement for HLA was dated March 24, 1994, was adopted by the sole shareholder of HLA prior to commencement of operations, and was last approved by the Board of Directors of HLA on May 23, 1997. The Old Sub-Advisory Agreement for XUS was dated May 14, 1996, was adopted by the shareholders of XUS at a meeting of shareholders held May 9, 1996, and was last approved by the Board of Directors of XUS on May 23, 1997. The Old Sub-Advisory Agreement for HLA was dated March 24, 1994, was adopted by the sole shareholder of HLA prior to commencement of operations, and was last approved by the Boards of Directors of HLA on May 23, 1997.
The table under "Comparison of Strategic Fund and the Piper Funds--Investment Advisory Fees and Total Expense Ratios" shows the contractual rates that Piper Capital, Salomon and/or Federated are entitled to receive under the Old Agreements. (Piper Capital, Salomon and Federated did not waive any fees during such fiscal year under their respective advisory and sub-advisory agreements). For the advisory and sub-advisory fees paid to Piper Capital, Salomon and Federated for the latest fiscal year, see "--Information about Piper Capital," "--Information about Salomon," and "--Information about Federated," respectively.

            To better ensure that the automatic termination of the Old Agreements would not disrupt the investment advisory services provided to the Piper Funds, Piper Capital, Salomon, Federated and the Piper Funds filed an exemptive application with the SEC on March 12, 1998. This Application requested that the SEC permit Piper Capital to act as investment adviser to the Piper Funds, and Salomon and Federated to act as sub-advisers to XUS and HLA, respectively, after the termination of the Old Agreements, but prior to obtaining shareholder approval, under Interim Agreements. The application also requested that the SEC permit Piper Capital, Salomon and Federated to receive fees (which are currently held in escrow) under the respective Interim Agreements, subject to approval of such agreements by the shareholders of the respective Piper Funds at a meeting to be held no later than August ___, 1998. In connection with this application, Piper Capital, Salomon and Federated agreed to take steps to ensure that the scope and quality of the investment advisory and sub-advisory services will be the same during the Interim Period as previously provided under the Old Advisory Agreements and the Old Sub-Advisory Agreements. The requested Order was granted by the SEC on ________, 1998.

            THE INTERIM ADVISORY AND SUB-ADVISORY AGREEMENTS. As a result of the automatic termination of the Old Agreements as described above, the Directors of the Piper Boards are proposing that the shareholders of XUS and HLA ratify and approve the respective Interim Agreements. The Interim Agreements each became effective on April __,1998, the effective time of the Holding Company

Merger. Pending such ratification and approval, in accordance with the conditions of the Order, all fees payable by the Piper Funds under the Interim Advisory Agreements, including all fees payable by Piper Capital to Salomon or Federated under the Interim Sub-Advisory Agreements, are being held in escrow. Such escrowed fees attributable to a Piper Fund under an Interim Agreement will be received by Piper Capital, Salomon or Federated only if the applicable Interim Agreement is ratified and approved by the shareholders of that Piper Fund. If ratified and approved, the Interim Agreements will continue in effect for an initial period of two years and thereafter for successive one-year terms, subject to certain annual approval requirements, or until the Closing (which, subject to various conditions described herein, is expected to occur on or about July 31, 1998), whichever occurs earlier. In the event that one of the Interim Agreements is not ratified and approved with respect to the applicable Piper Fund, in accordance with the conditions of the Order, the escrowed fees payable by that Piper Fund will be returned to such Piper Fund and the applicable Piper Board will consider what actions should be taken with respect to management of the assets of such Piper Fund until a new investment advisory agreement and/or sub-advisory agreement is approved by the shareholders of such Piper Fund or the Reorganization occurs.

            The terms of the Interim Agreements, which are more fully described below, are substantially identical to the terms of the Old Agreements, except for (i) the effective date, (ii) the termination date, and (iii) inclusion of a provision requiring that all fees payable by each Piper Fund under the particular Interim Advisory Agreement, or by Piper Capital under the particular Interim Sub-Advisory Agreement be held in escrow until such Interim Agreement is approved by the applicable Fund's shareholders. The advisory or sub-advisory fee rates payable under the Interim Agreements are identical to those payable under the Old Agreements. A copies of the Interim Agreements are attached to this Combined Proxy Statement/Prospectus as Appendices, I, II, III and IV.

            INTERIM ADVISORY AGREEMENTS. Pursuant to the Interim Advisory Agreements, Piper Capital agrees to supervise, direct and monitor the day-to-day operations of the Piper Funds in accordance with each Fund's investment objective, policies and restrictions, as well as the implementation of investment programs formulated by Salomon (for XUS) or Federated (for HLA's investments in lower-rated fixed income securities). Piper Capital reviews investment and allocation determinations of the applicable Sub-Adviser. Piper Capital furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for providing the foregoing services. In addition, Piper Capital pays the salaries and fees of all officers and directors of the Piper Funds who are affiliated with Piper Capital. Under the Interim Advisory Agreements, Piper Capital is liable to the applicable Piper Fund for losses resulting from willful misconduct, bad faith or gross negligence in performance of its duties or from its reckless disregard of its duties under such Interim Advisory Agreement.

            Under the Interim Advisory Agreements, Piper Capital is free to render services to others similar to those rendered under such Interim Advisory Agreements or of a different nature except as such services may conflict with the services to be rendered or duties to be assumed thereunder.

            Each Interim Advisory Agreement provides that it will terminate immediately in the event of an assignment and that each is terminable at any time without penalty by such Piper Fund (either by vote of the applicable Piper Board or by vote of a majority of the outstanding shares of such Piper Fund), or by Piper Capital, on 60 days' written notice. To the extent required by the 1940 Act, the Interim Advisory Agreements may not be amended as to a Piper Fund without the approval of the shareholders of such Piper Fund.

            The Interim Advisory Agreements will continue in effect for an initial period of two years and thereafter for successive annual terms, provided that such successive terms are specifically approved at least annually (i) by a vote of a majority of those members of the applicable Piper Board of the applicable Piper Fund who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the applicable Piper Board or, with respect to a particular Piper Fund, a vote of a majority of the outstanding shares of such Piper Fund.

            As investment adviser to the Piper Funds, Piper Capital receives research services from broker-dealers that execute portfolio transactions for the Piper Funds. In selecting brokers to execute portfolio transactions for the Piper Funds, Piper Capital seeks to obtain the best price and execution of orders. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to Piper Capital. Such research services are used by Piper Capital in carrying out its investment management responsibilities with respect to its client accounts generally, but not necessarily in connection with the applicable Piper Fund.

            INTERIM SUB-ADVISORY AGREEMENTS. Under the Interim Sub-Advisory Agreement with XUS, Salomon is responsible for the formulation and implementation of a continuing program for the management of XUS's assets. Salomon is responsible for making all determinations with respect to the investment of the assets of XUS and for taking all steps as may be necessary to implement the determinations, including the placement of purchase and sale orders on behalf of XUS. Federated is responsible only for HLA's investments in lower-rated fixed income securities. Under the Interim Sub- Advisory Agreement for HLA, Federated is responsible for the formulation and implementation of a continuing program for the management of HLA's investments in such securities and for making all determinations with respect to the investment of the assets of HLA and for taking all steps as may be necessary to implement the determinations, including the placement of purchase and sale orders on behalf of HLA.

            Each Sub-Adviser's power to direct the investment and reinvestment of the assets of the Piper Fund will be exercised in accordance with applicable law, the articles of incorporation of the Piper Fund, the investment objectives, policies and restrictions of the Piper Funds and any other limitations that a Piper Fund or Piper Capital may place on the Sub-Adviser's investment decisions. The Sub-Adviser is responsible for selecting brokers and dealers through whom transactions on behalf of the Piper Funds will be executed and the markets on or in which such transactions would be executed and placing, in the name of the Piper Funds or its nominee, all such orders, provided the Sub-Adviser complies with the description of the process contained in the prospectus for the Piper Funds.

            Although each Sub-Adviser may employ, retain, or otherwise avail itself of the services or the facilities of persons and entities within its own organization or any other organization for the purposes of providing such information, advice or assistance as the Sub-Adviser may deem necessary for the discharge of its obligations under the applicable Interim Sub-Advisory Agreement, the Sub-Adviser may not delegate its investment advisory responsibilities as Sub-Adviser to the respective Piper Funds.

            Each Interim Sub-Advisory Agreement provides that the applicable Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Piper Fund or its shareholders in connection with the performance by the Sub-Adviser of its duties under such Interim Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under such Agreement.

            Each Interim Sub-Advisory Agreement will continue in effect with respect to the Piper Funds for a period of two years from its effective date, and thereafter will continue in effect only so long as such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (b) by the vote of a majority of the directors who are not parties to the applicable Interim Sub-Advisory Agreements or interested persons of such parties. Besides automatic termination in the event of its assignment (as defined in the 1940 Act), each Interim Sub-Advisory Agreement will terminate at any time without the payment of a penalty by the applicable Piper Fund (i) by the Board of Directors of such Piper Fund on 60 days' written notice to the Adviser and the Sub- Adviser, (ii) by a vote of a majority of such Piper Fund's outstanding voting securities or (iii) by the Sub-Adviser on 60 days' written notice to the Adviser and the applicable Piper Fund. Each Interim Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            INFORMATION ABOUT PIPER CAPITAL. In addition to acting as the investment adviser for the Piper Funds, Piper Capital also serves as investment adviser to other investment companies, and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. Piper Capital is a registered investment adviser under the Investment Advisers Act of 1940 and is an indirect wholly owned subsidiary of U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55480. U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states.

            In addition to serving as the investment adviser to the Piper Funds, Piper Capital acts as the investment adviser to a number of other closed-end investment companies and series of open-end investment companies that have investment objectives similar to those of the Piper Funds. For the closed-end investment companies listed below, Piper Capital also serves as the companies' administrator. Piper Capital is entitled to receive advisory and administration fees from such investment companies or series thereof as follows:

                                                               Advisory Fee      Administration Fee
                                         Net Assets as of    (as a percentage     (as a percentage
Name of Fund                              March 31, 1998      of net assets)        of net assets)
------------                             ----------------     --------------        -------------
American Government Income
      Fund Inc. ("AGF")                  $    94,212,390         *see below             0.20%
American Government Income
      Portfolio, Inc. ("AAF")            $   127,793,694         *see below             0.20%
American Opportunity Income
      Fund Inc. ("OIF")                  $   113,904,601        **see below             0.20%
American Strategic Income
      Portfolio Inc, ("ASP")             $    61,192,895        **see below             0.20%
American Strategic Income
      Portfolio Inc.--II ("BSP")         $   234,151,160        **see below             0.20%
American Strategic Income
      Portfolio Inc.--III ("CSP")        $   299,349,331        **see below             0.20%
Government Income Fund
      (Series of Piper Funds Inc.)       $    62,601,686       ***see below               N/A
Intermediate Bond Fund
      (Series of Piper Funds Inc.)       $    59,183,886      ****see below               N/A

American Select Portfolio Inc.           $   154,317,436              0.50%             0.20%


------------------
* With respect to AGF and AAF, Piper Capital receives monthly advisory fees in an amount equal to the sum of 0.025% of the average weekly net assets of each such fund during the month (approximately .30 of 1% on an annual basis) and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month, but such monthly management fee may not exceed in the aggregate 1/12 of 0.60% of such fund's average weekly net assets during the month (approximately 0.60% on an annual basis).

** Piper Capital receives a monthly management fee from each of OIF, ASP, BSP and CSP equal to the sum of 0.01667% of the average weekly net assets of such fund during the month (approximately .20 of 1% on an annual basis) and 4.50% of the daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by such fund) accrued by such fund during the month, but such monthly management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis).

***     Annual rate of 0.50% on first $250,000,000; 0.45% on next $250,000,000;
        and 0.40% on average daily net assets over $500,000,000.

****    Annual rate of 0.30% on first $100,000,000; 0.25% on next $150,000,000;
        and 0.20% on average daily net assets over $250,000,000.

            Piper Capital has not waived, reduced or otherwise agreed to reduce its compensation under any contract applicable to the above investment companies or series thereof.

            In addition to providing investment advisory services to the Piper Funds, Piper Capital provides administrative services to the Piper Funds pursuant to an Administrative Agreement between Piper Capital and each Piper Fund. For fiscal year ended October 31, 1997, XUS paid $288,685 in investment advisory fees ($216,514 of which was paid by Piper Capital to Salomon). For fiscal year ended February 28, 1998, HLA paid $172,843 in investment advisory fees ($86,422 of which was paid by Piper Capital to Federated).

            As of March 31, 1998, Piper Capital had approximately $12.8 billion under management. The address of Piper Capital is 222 South Ninth Street, Minneapolis, Minnesota 55402. Appendix V to this Combined Proxy
Statement/Prospectus identifies the principal executive officers and the directors of Piper Capital.

            No officer or director of the Piper Funds is an officer, employee, director, general partner or shareholder of Piper Capital or any of its affiliates. In addition, no officer or director of the Piper Funds has any material interest in any material transaction in which Piper Capital or its affiliates is a party.

            INFORMATION ABOUT SALOMON. Salomon is a corporation organized under the laws of Delaware on December 24, 1987 and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended. Salomon has served as sub-adviser to XUS since May 14, 1996. As of February 28, 1998, Salomon and its worldwide investment advisory affiliates managed approximately $27 billion of assets, of which Salomon managed approximately $20.7 billion. The principal business address of Salomon is 7 World Trade Center, New York, NY 10048.

            Salomon is a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("Salomon Smith Barney"), which is in turn wholly owned by Travelers Group Inc. ("Travelers"). The principal business address of Salomon Smith Barney and Travelers is 388 Greenwich Street, New York, NY 10013.

            Appendix V to this Combined Proxy Statement/Prospectus identifies the principal executive officer and the directors of Salomon.

            No officer or Director of the Piper Funds is an officer, employee, director, general partner or shareholder of Salomon or any of its affiliates. In addition, no officer or Director of the Piper Funds has any material interest in any material transaction in which Salomon or its affiliates is a party.

            For fiscal year ended October 31, 1997, Salomon received $216,514 in sub-advisory fees for XUS from Piper Capital.

            In addition to serving as the investment adviser to the XUS, Salomon acts as the investment adviser to a number of other investment companies that have investment objectives similar to those of one of the Piper Funds. Salomon is entitled to receive advisory fees from such investment companies as follows:

                                                                                Net Assets at
           Funds                             Rate of Compensation              March 31, 1998
           -----                             --------------------              --------------
Salomon Brothers High Yield      Annual rate of .75% of average daily net       $647,847,370
Bond Fund Inc. *                 assets

Salomon Brothers High Income     Annual rate of .70% of average daily net         72,859,846
Fund Inc.                        assets

Salomon Brothers Worldwide       Annual rate of .90% of average weekly net       206,800,279
Income Fund Inc. **              assets

Global Partners Income           Annual rate of .65% of average weekly net       221,353,108
Fund Inc.  ***                   assets


------------------------

*       For the last fiscal year SBAM waived certain management fees.
** SBAM also serves as Administrator and is paid a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services. SBAM in turn pays 80% of such fees collected to Prudential Mutual Fund Management, Inc. which serves as sub-administrator for the Fund. During the last fiscal year, SBAM was paid $315,258 by the Fund for its services as Administrator.
*** Fee is paid by Value Advisors LLC out of its management fee and includes compensation for administration services.

            INFORMATION ABOUT FEDERATED. Federated is a Delaware business trust organized in 1989 and a registered investment adviser under the 1940 Act. Federated and other subsidiaries of Federated Investors, the parent company of Federated, serve as investment advisers to a number of investment companies and private accounts. As of March 31, 1997, Federated and such other subsidiaries of Federated Investors rendered investment advice regarding over $1.26 billion of assets. The principal business address of Federated is Federated Investors Tower, Pittsburgh, PA 15222-3779.

            Appendix V to this Combined Proxy Statement/Prospectus identifies the principal executive officers and the directors of Federated.

            No officer or Director of the Piper Funds is an officer, employee, director, general partner or shareholder of Federated or any of its affiliates. In addition, no officer or Director of the Piper Funds has any material interest in any material transaction in which Federated or its affiliates is a party.

            For fiscal year ended February 28, 1998, Federated received $86,422 in sub-advisory fees for HLA from Piper Capital.

            In addition to serving as the investment adviser to HLA, Federated acts as the investment adviser to a number of other investment companies that have investment objectives similar to those of one of the Piper Funds. Federated is entitled to receive advisory fees from such investment companies as follows:

              Funds                                                     Net Assets at
              -----                          Rate of Compensation       March 31, 1998
                                             --------------------       --------------
Federated High Yield Trust                          0.75%               $1,224,299,324

Federated High Income Bond Fund                     0.60%               $1,917,467,004

Federated High Income Bond Fund II                  0.75%                 $178,303,688

Federated High Yield Bond Portfolio                   *                   $389,804,167

Federated International High Income Fund            0.85%                  $85,994,019


* Federated High Yield Bond Portfolio invests in high yield securities for certain affiliated funds and does not charge an advisory fee. The underlying funds are subject to advisory fees.

            ADMINISTRATION AGREEMENTS. Piper Capital also serves as each Piper Fund's administrator pursuant to an Administration Agreement between Piper Capital and each Piper Fund. Under each Administration Agreement, Piper Capital is required to manage the respective Piper Fund's business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide other administrative services.

            For the services rendered to the Piper Funds and related expenses borne by Piper Capital in its capacity as the Piper Funds' administrator and not paid by the Piper Funds, each Piper Fund currently pays Piper Capital an administrative fee, calculated weekly and paid monthly, at an annual rate of 0.20% of such Piper Fund's average weekly net assets. For fiscal year ended October 31, 1997, XUS paid administration fees in the amount of $115,474 to Piper Capital. For fiscal year ended February 28, 1998, HLA paid administration fees in the amount of $57,625 to Piper Capital.

            AFFILIATED BROKER COMMISSIONS. During the fiscal year ended October 31, 1997 (for XUS) and February 28, 1998 (for HLA), the Piper Funds paid no brokerage commissions to affiliates of Piper Capital. During such fiscal years, XUS paid no brokerage commissions to affiliates of Salomon and HLA paid no brokerage commissions to affiliates of Federated.

            SECTION 15(f) OF THE 1940 ACT. Piper Capital and U.S. Bank have agreed to use their best efforts to meet the requirements for the statutory exemption offered by Section 15(f) of the 1940 Act to an investment adviser that receives "any amount or benefit" in connection with the sale of interests that constitute a "change in control" of the adviser. The statutory exemption under
Section 15(f) is available provided two conditions are satisfied: (1) for a three-year period following the transaction, each of the Piper Funds or their successors (which, assuming the Reorganization is consummated, may include FAIF) maintains a Board of Directors at least 75% of whose members are not "interested persons," as that term is defined in the 1940 Act, of the predecessor or successor investment adviser, and (2) no "unfair burden" is imposed on the Piper Funds as a result of the transaction. As defined in the 1940 Act, an "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of such adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, the investment company (other than fees for bona fide principal underwriting services provided to the investment company). Piper Capital and U.S. Bank have agreed that no such prohibited compensation arrangements will be entered into in connection with either the Holding Company Merger or the Reorganization.

            APPROVAL OF THE PIPER BOARDS. As described above, the Old Agreements that were previously in effect for the Piper Funds automatically terminated on April __, 1998 as a result of the Holding Company Merger. In anticipation of this termination, and in order to minimize any potential disruption of the advisory and sub-advisory services provided to the Piper Funds, on January 21, 1998 the Piper Boards authorized the filing of the exemptive application described above with the SEC in order to permit Piper Capital to act as investment adviser to the Piper Funds, Salomon to act as the sub-adviser to XUS and Federated to act as the sub-adviser to HLA on and after April __, 1998 but prior to obtaining shareholder approval. In addition, at a meeting held April 13, 1998, the Piper Board, including all of the Directors who are not interested persons (as that term is defined in the 1940 Act) of Piper Capital, the Piper Funds, Salomon or Federated (the "Non-Interested Directors"), approved each Interim Agreement with Piper Capital, Salomon and Federated that became effective upon the consummation of the Holding Company Merger on April __ 1998. If approved by shareholders of the respective Piper Funds at the Meeting, these Interim Agreements will continue in effect either (i) for an initial period of two years from the effective date of such agreements and thereafter for successive one-year terms, subject to certain annual approval requirements, or
(ii) until the consummation of the Reorganization applicable to such Piper Fund.

            In considering whether to approve the Interim Agreements and submit them to shareholders for their approval, the Piper Boards considered the following factors: (i) representations of Piper Capital, Salomon and Federated that they would provide investment advisory and other services to the Piper Funds of a scope and quality at least the scope and quality previously provided by them to the Piper Funds; (ii) the substantially identical terms and conditions contained in the Interim Agreements as compared to the corresponding Old Agreements; and (iii) representations by each of Piper Capital, Salomon and Federated that in the event of any material change in personnel providing services under an Interim Agreement during the Interim Period, the Piper Board would be consulted for the purpose of assuring themselves that the services provided would not be diminished in scope or quality. Additionally, the Piper Boards considered the benefits that would be obtained by the Piper Funds in maintaining continuity of investment advisory services for the Piper Funds during the Interim Period, and determined that continuity was advantageous to the Piper Funds as it would minimize any potential disruption in the advisory services provided to the Piper Funds resulting from the Holding Company Merger.

            Based on the foregoing factors, the Piper Boards concluded that approval of the Interim Agreements was in the best interests of the Piper Funds and their shareholders. The Piper Boards further concluded that entering into the Interim Agreements would be appropriate and fair considering that (i) the fees to be paid, and the services to be provided therefor, would be unchanged from the Old Agreements; (ii) the fees would be maintained in an interest-bearing escrow account until payment was approved or disapproved by shareholders of the Piper Funds; (iii) because of the relatively short period for the consummation of the Holding Company Merger, there was insufficient time to seek prior shareholder approval of the Interim Agreements; and (iv) the non-payment of investment advisory and sub-advisory fees during the Interim Period would be an unduly harsh result to Piper Capital, Salomon and Federated in view of the services provided by them to the Piper Funds, and the expenses incurred in connection with such services, under the Interim Agreements.

            XUS and HLA will vote separately on with respect to the approval of their respective Interim Advisory Agreements and Interim Sub-Advisory Agreements. THE PIPER BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND RATIFY AND APPROVE THE APPLICABLE INTERIM AGREEMENTS AND THE RECEIPT OF INVESTMENT ADVISORY FEES BY PIPER CAPITAL AND SUB-ADVISORY FEES BY SALOMON OR FEDERATED UNDER THE AGREEMENTS.

               INFORMATION RELATING TO THE PROPOSED REORGANIZATION

            The terms and conditions of the Reorganization are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix VI to this Combined Proxy Statement/Prospectus.

            DESCRIPTION OF THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides that at the Closing the assets and liabilities of each of the Piper Funds will be transferred to Strategic Fund in exchange for full and fractional Class A Shares of Strategic Fund.

            The Class A Shares issued by Strategic Fund in the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the common shares of the Piper Funds that are outstanding immediately before the Closing. Immediately after the Closing, the Piper Funds will distribute the shares of Strategic Fund received in the Reorganization to their shareholders in liquidation of the Piper Funds. Each shareholder owning common shares of a Piper Fund at the Closing will receive Class A shares of Strategic Fund of equal net asset value.

            Prior to the Reorganization, each of XUS and HLA will make one or more distributions of all of its net income and net realized capital gains for the current taxable year that have not previously been distributed. For shareholders participating in the dividend reinvestment plans of XUS and HLA, these distributions will be reinvested in shares of XUS or HLA only if they are made prior to the suspension of share trading on the New York Stock Exchange, in the case of XUS, or the American Stock Exchange, in the case of HLA. (Trading will be suspended for a period of time prior to the Closing.) Otherwise, the distributions will be made in cash. These cash distributions will be taxable to all XUS or HLA shareholders who are subject to taxation.

            As soon as practicable after the Closing, Investors Fiduciary Trust Company ("IFTC"), the transfer agent for XUS and HLA, will send a notice and transmittal form to each record holder of XUS and HLA common shares as of the Closing advising such holder of the effectiveness of the Reorganization and of the procedure for surrendering to IFTC his or her certificates formerly evidencing common shares of XUS or HLA. SHAREHOLDERS SHOULD NOT SEND IN THEIR SHARE CERTIFICATES UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL FORM AND INSTRUCTIONS FROM IFTC. Ownership of Strategic Fund shares by former shareholders of XUS and HLA will be recorded in book-entry form, and Strategic Fund will issue confirmations to such shareholders setting forth the number and net asset value of Strategic Fund shares held by such shareholders. Strategic Fund will not issue share certificates. Any share certificates not submitted to IFTC within three months of the Closing will be automatically deemed submitted and then canceled and recorded in book-entry form.

             After the Closing, XUS and HLA will wind up their affairs and be deregistered as investment companies under the 1940 Act. The separate corporate existence of XUS and HLA will cease and their shares will no longer be publicly traded or listed in the New York Stock Exchange or American Stock Exchange.

            The Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement by the shareholders of at least one of the Piper Funds; the receipt of certain legal opinions described in the Reorganization Agreement (which include an opinion of counsel to FAIF that the Strategic Fund shares issued in the Reorganization will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing will be effective on July 31, 1998 or such other date as agreed to by the parties.

            U.S. Bank has undertaken to bear any Reorganization expenses incurred by the Piper Funds and Strategic Fund, not including the standard costs related to an annual meeting of the Piper Funds (based on the costs related to the 1997 Annual Meeting of the Piper Funds) and share registration expenses.

            The Reorganization of each of the Piper Funds may be abandoned at any time prior to the Closing upon the mutual consent of such Piper Fund and FAIF, or by such Piper Fund or FAIF if determined by the applicable Board of Directors that proceeding with the Reorganization is inadvisable. The Reorganization Agreement provides further that at any time before or (to the extent permitted by law) after approval of the agreement by the shareholders of a Piper Fund (i) the parties may, by written agreement authorized by their respective Boards of Directors and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Board of Directors of the waiving party with or without the approval of such party's shareholders).

            BOARD CONSIDERATIONS. At a meeting held February 13, 1998, the Piper Boards were advised that U.S. Bank was considering the possibility of consolidating the Piper Funds with Strategic Fund following the Holding Company Merger. Following that meeting, U.S. Bank provided information requested by the Piper Boards relating to the possible consolidation of the two fund groups. This information was reviewed in detail by the Piper Boards at a meeting held on April 13, 1998, at which the proposal that the Piper Funds be reorganized into Strategic Fund, as set forth in the Reorganization Agreement, was approved by the Piper Boards.

            During its deliberations, the Piper Boards (with the advice and assistance of independent counsel) reviewed, among other things: (i) the potential effect of the Reorganizations on the shareholders of the Piper Funds;
(ii) the investment management capabilities of U.S. Bank; (iii) the sub-advisory capabilities of Federated; (iv) the capabilities of the administrator, distributor and other service providers to Strategic Fund; (v) the systems capabilities of U.S. Bank to provide shareholder servicing, reporting and systems integration with related programs for Piper Funds shareholders; (vi) the distribution channels used and to be used by the Strategic Fund; (vii) the investment advisory, sub-advisory and other fees to be paid by the Strategic Fund, and the projected expense ratios (contractual and after waivers) of Strategic Fund as compared to the historical expense ratios of the Piper Funds;
(viii) the expected cost-savings for the Piper Funds as a result of the Reorganization; (ix) the investment objectives, policies, limitations and risks of the Strategic Fund and their relative compatibility with those of the Piper Funds as discussed further in this Combined Proxy Statement/Prospectus; (x) the historical investment performance records of the Piper Funds; (xi) the terms and conditions of the Reorganization Agreement, including those provisions that were intended to avoid dilution of the interests of the Piper Funds shareholders;
(xii) the anticipated tax treatment of the Reorganizations for the respective Piper Funds and their shareholders; and (xiii) the effect on Piper Fund shareholders of a change from a closed-end investment company to a series of an open-end investment company, including the potential benefits to shareholders associated with elimination through the Reorganization of the market discount at which the shares of XUS and HLA currently trade.

            The Piper Boards also noted U.S. Bank's offer to pay the expenses incurred by the Piper Funds and FAIF in connection with the Reorganization (to the extent such expenses exceed the cost of the Piper Funds' 1997 Annual Meeting). In addition, the Piper Boards considered U.S. Bank's written commitment that, for two years following the closing, it will waive fees and reimburse expenses to the extent necessary so that Strategic Fund will not have total fund operating expense ratios in excess of those currently applicable to either XUS or HLA, as set forth in the table titled "Fees and Expenses of the Piper Funds and Strategic Fund." In their deliberations, the Piper Boards also considered: (i) that generally open-end funds have higher total fund operating expense ratios than closed-end funds; (ii) alternative structures such as reorganizing each Piper Fund into separate open-end investment companies; and
(iii) the fact that FAIF has a distribution plan pursuant to Rule 12b-1 of the 1940 Act in effect.

            The Piper Board also considered the limitations on the use of the capital loss carryovers of XUS that would result from the Reorganization (see "Tax Aspects of the Reorganization" below) and the likelihood that such capital loss carryovers would be utilized by XUS.

            After consideration of all of the factors described above, the Piper Boards determined that the Reorganization Agreement was in the best interests of the shareholders of XUS and HLA, and that the interests of the shareholders of XUS and HLA would not be diluted as a result of the Reorganization.

            The Board of Directors of FAIF also determined after considering the factors discussed above with respect to the Piper Board's deliberations, that the Reorganization is in the best interest of Strategic Fund.

            CAPITALIZATION. The following table sets forth the unaudited capitalization of the Piper Funds as of March 31, 1998 and as adjusted to give effect to the Reorganization of both XUS and HLA into Strategic Fund. The pro forma financial information is based on the assumption that both XUS and HLA will approve the Reorganization.


                                                               Strategic Fund
                                        XUS         HLA      Pro Forma Combined
                                        ---         ---      ------------------
Net assets (in thousands)             $29,515     $60,118          $89,633

Net asset value per share             $14.84       $9.62           $10.00

Shares outstanding (in thousands)      1,989       6,251            8,963

Based on the above capitalization table, shareholders holding one share of XUS or HLA would receive 1.48 and .96 shares, respectively, of Strategic Fund, upon effectiveness of the Reorganization.

            TAX ASPECTS OF THE REORGANIZATION. Consummation of the Reorganization with respect to each of the Piper Funds is subject to the condition that each of the Piper Funds and FAIF receive an opinion from Dorsey & Whitney LLP, counsel to FAIF, to the effect that, for federal income tax purposes: (i) the transfer of all of the assets and liabilities of each of the Piper Funds to Strategic Fund in exchange for shares of Strategic Fund and the distribution of these shares of Strategic Fund to shareholders of each of the Piper Funds, as described in the Reorganization Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C) or Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) no income, gain or loss will be recognized by either of the Piper Funds as a result of these transactions; (iii) no income, gain or loss will be recognized by Strategic Fund as a result of these transactions; (iv) no income, gain or loss will be recognized by the shareholders of each of the Piper Funds on the distribution to them of shares of Strategic Fund in exchange for their shares of the Piper Funds (but shareholders of a Piper Fund subject to taxation will recognize income upon receipt of any net investment income or net capital gains of such Piper Fund which are distributed by such Piper Fund prior to the Closing); (v) the tax basis of Strategic Fund shares received by a shareholder of a Piper Fund will be the same as the tax basis of the shareholder's Piper Fund shares immediately before the Reorganization; (vi) the tax basis to Strategic Fund of the assets of the Piper Funds received pursuant to the Reorganization will be the same as the tax basis of the assets in the hands of the Piper Funds immediately before the Reorganization; (vii) a shareholder's holding period for Strategic Fund shares will be determined by including the period for which the shareholder held the Piper Funds shares exchanged therefor, provided the shareholder held the Piper Funds shares as a capital asset; (viii) Strategic Fund's holding period with respect to the assets received in the Reorganization will include the period for which the assets were held by each of the Piper Funds provided that the Piper Funds held such assets as capital assets; and (ix) Strategic Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of each of the Piper Funds immediately before the Reorganization.

            As of October 31, 1997, XUS had capital loss carryovers of $15,339,829, due to expire between 2002 and 2004. The Board noted that, as a result of the Reorganization, Strategic Fund's ability to use these capital loss carryovers to offset its net capital gains will be limited. Generally, the amount of XUS's capital loss carryovers that Strategic Fund will be able to use to offset net capital gains in any future year will be limited to the value of the outstanding shares of XUS at the time of its Reorganization multiplied by the federal long-term tax-exempt interest rate in effect at the time of the reorganization. Based on the value of XUS's outstanding shares as of March 31, 1998, and the long-term tax-exempt interest rate in effect for March 1998, the maximum amount of XUS's capital loss carryovers that Strategic Fund will be able to use in any post-Reorganization taxable years is $ ________.

            FAIF and the Piper Funds have not sought, and do not intend to seek, a ruling from the Internal Revenue Service ("IRS") concerning the tax treatment of the Reorganization. The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders may wish to consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including state and local income tax consequences.

                COMPARISON OF STRATEGIC FUND AND THE PIPER FUNDS

            INVESTMENT OBJECTIVES AND POLICIES. The investment objectives of Strategic Fund are, in general, similar to those of the Piper Funds. However, the policies and restrictions of XUS, HLA and Strategic Fund are different, as noted above under "Summary--Overview of Strategic Fund and Piper Funds." Other differences in the investment objectives, and in certain significant investment policies and restrictions, are discussed in Appendix VII to this Combined Proxy Statement/Prospectus.

            Additional information with respect to the investment policies and restrictions of Strategic Fund is included in the preliminary prospectus for the Class A and Class B Shares of Strategic Fund, attached as Appendix XII, to this Combined Proxy Statement/Prospectus.

            Shareholders should also review the section captioned "Principal Risk Factors" above, which provides information concerning certain risks associated with investments in the Piper Funds and Strategic Fund.

            INVESTMENT ADVISORY FEES AND TOTAL EXPENSE RATIOS. After the Reorganization, U.S. Bank will serve as the investment adviser to Strategic Fund, at the fee rates stated on the table below.

            The table below shows the current fees and expenses that the shareholders of XUS and HLA incurred during the most recent fiscal year, and that shareholders of Strategic Fund can expect to bear if shareholders of XUS and HLA approve the Merger. U.S. Bank has agreed that, for two years following the Closing, it will waive fees and reimburse expenses of Strategic Fund to the extent necessary to maintain Strategic Fund total operating expenses at the levels provided in the tables. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

             FEES AND EXPENSES OF THE PIPER FUNDS AND STRATEGIC FUND

                                                            The Americas           Highlander           Strategic
                                                          Income Trust Inc.      Income Fund Inc.      Income Fund
                                                          ------------------     -----------------     -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)......................      (1)                   (1)               4.50%(2)
Maximum Sales Charge Imposed on Reinvested
  Dividends................................................      N/A                   N/A                None
Deferred Sales Charge (as a percentage of redemption
  proceeds)................................................      N/A                   N/A                None
Redemption Fees............................................      N/A                   N/A                None
Exchange Fees..............................................      N/A                   N/A                None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees ..................................    0.50%(3)              0.60%(4)            0.70%(5)
Rule 12b-1 Fees ...........................................      N/A                   N/A               0.25%(6)
Other Expenses(7) .........................................    0.65%                 0.76%               0.20%
Total Fund Operating Expenses .............................    1.15%                 1.36%               1.15%


--------------------
1 Shareholders purchasing shares of a Piper Fund in the initial public offering paid a sales load of 6.00%. Thereafter, shares have been purchased through brokers at market price plus brokerage commission.
2 No sales charge will be imposed on Strategic Income Fund Shares acquired pursuant to the Reorganization. Subsequent purchases of Strategic Income Fund Class A Shares will be subject to a maximum front-end sales charge of 4.50%.
3 For XUS, Piper Capital pays the Sub-Adviser a fee calculated and paid monthly at the per annum rate of .375% of the Fund's average weekly net assets.
4 For HLA, Piper Capital pays the Sub-Adviser a fee calculated and paid monthly at the per annum rate of .30% of the Fund's average weekly net assets.
5 For Strategic Fund, the Adviser will pay the Sub-Advisers a fee calculated and paid monthly at a per annum rate equal to 0.40% of the first $25 million of the Fund's average daily net assets, 0.33% of the Fund's average daily net assets in excess of $25 million up to $50 million, 0.26% of the Fund's average daily net assets in excess of $50 million up to
      $100 million and 0.21% of the Fund's average daily net assets in excess of $100 million.
6 Of this amount, 0.25% is designated as a shareholder servicing fee and none as a distribution fee.
7     Does not include interest expense of XUS and HLA.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) for Strategic Income Fund, redemption at the end of each time period and (3) for Strategic Income Fund, the maximum applicable sales charge for the Fund:

                                        The Americas           Highlander         Strategic
                                      Income Trust Inc.(1)  Income Fund Inc.(1)  Income Fund
                                      ------------------    -----------------    -----------
1 year ..................................   $ 12                 $ 14                 $56

3 years .................................   $ 37                 $ 43                 $80

5 years .................................   $ 63                 $ 74

10 years ................................   $140                 $164


(1) The dollar amounts do not reflect any sales charge because shares of closed-end funds are purchased without a sales charge. However, purchases of such shares are normally subject to a brokerage commission. If purchases included a 6.00% sales load, similar to the sales load paid on shares purchased in the initial public offering, the dollar amounts for the 1, 3, 5, and 10-year periods would be as follows: for XUS, $71, $94, $119 and $191 and for HLA, $73, $100, $130 and $214.

            INVESTMENT ADVISORY AGREEMENTS. After the Closing, U.S. Bank will serve as the investment adviser for Strategic Fund pursuant to Strategic Fund's Investment Advisory Agreement. As set forth in table above, the contractual advisory fee rate of Strategic Fund is higher than those of the Piper Funds. In addition, there are certain differences between the Interim Advisory Agreements and the Strategic Fund's Investment Advisory Agreement. The significant differences between these agreements are summarized and compared in Appendix VIII to this Combined Proxy Statement/Prospectus.

            SUB-ADVISORY AGREEMENTS. Salomon currently acts as sub-adviser to XUS and Federated currently acts as sub-adviser to HLA. After the closing, Federated Investment Counseling ("FIC") will serve as the sub-adviser for Strategic Fund's high yield investments and Federated Global Research Corp. ("FGRC") will serve as sub-adviser for Strategic Fund's international investments and foreign currency transactions pursuant to Strategic Fund's Sub-Advisory Agreement. The differences between the Interim Sub-Advisory Agreements and Strategic Fund's Sub-Advisory Agreement are summarized and compared in Appendix IX to this Combined Proxy Statement/Prospectus. Information about Salomon and Federated is contained under the heading "Information Relating to the Interim Agreements--Information about Salomon" and "Information Relating to the Interim Agreements--Information about Federated," respectively, in this Combined Proxy Statement/Prospectus.

            FIC, which is a Delaware business trust, and FGRC, which is a Delaware corporation, are each subsidiaries of Federated Investors, the parent company of Federated, and registered as investment advisers under the Investment Advisers Act of 1940.

            PORTFOLIO MANAGEMENT. Peter Wilby has been primarily responsible for the management of XUS. Mark E. Durbiano, Tom McGlinch and Wan-Chong Kung have been primarily responsible for the management of HLA. Biographical information about each portfolio manager of the Piper Funds is contained in Appendix XI to this Combined Proxy Statement/Prospectus. Following the Reorganization, Mark E. Durbiano will be primarily responsible for the management of Strategic Fund's investments in high-yield investments, Robert M. Kowit, Michael W. Casey, Drew
J. Collins, and Henry A. Frantzen will be primarily responsible for the management of Strategic Fund's international investments and foreign currency transactions and Tom McGlinch and Wan-Chong Kung will be primarily responsible for the management of Strategic Fund's investments in U.S. government securities. Information about the management of Strategic Fund is contained in the preliminary prospectus attached to this Combined Proxy Statement/Prospectus as Appendix XII.

            INFORMATION ABOUT U.S. BANK AND OTHER SERVICE PROVIDERS. U.S. Bank acts as the investment adviser to Strategic Fund through its First American Asset Management group. U.S. Bank has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of December 31, 1997, U.S. Bank managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Fund family. U.S. Bank is a wholly-owned subsidiary of U.S. Bancorp. The address of U.S. Bank and U.S. Bancorp is 601 Second Avenue South, Minneapolis, MN 55402. U.S. Bank is a national banking association organized under the laws of the United States and, as such, is exempt from registration as an investment adviser under the Investment Advisers Act of 1940.

            The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

            Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAIF has received an opinion from its counsel that U.S. Bank and its affiliates are not prohibited from performing the services contemplated by Strategic Fund's Investment Advisory Agreement and the prospectus for Strategic Fund. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, U.S. Bank and its affiliates might be prohibited from continuing these arrangements. In that event, it is expected that the FAIF Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

            OTHER SERVICE PROVIDERS FOR PIPER FUNDS AND STRATEGIC FUND. The Piper Funds and Strategic Fund employ the same independent auditors, but the other service providers for the Piper Funds and Strategic Fund are different, as set forth in the following table.

                  PIPER FUNDS                               STRATEGIC FUND
                  -----------                               --------------
Adviser           Piper Capital                             U.S. Bank
Sub-Adviser       Salomon (XUS)                             Federated Investment Counseling
                                                            (high yield investments)
                  Federated (HLA)                           Federated Global Research Corp.
                                                            (international investments and foreign
                                                            currency transactions)
Distributor       None                                      SEI Investments Distribution Co.
Administrator     Piper Capital                             SEI Investments Management Corporation
Transfer Agent    Investors Fiduciary Trust Company         DST Systems, Inc.
Custodian         Investors Fiduciary Trust Company         U.S. Bank Trust National Association

Independent
  Auditors        KPMG Peat Marwick LLP                     KPMG Peat Marwick LLP


            Piper Capital Management Incorporated maintains offices at 222 South Ninth Street, Minneapolis, Minnesota 55402-3804. SEI Investments Distribution Co. and SEI Investments Management Corporation, wholly owned subsidiaries of SEI Investments Company, are located at Oaks, Pennsylvania 19456. FIC and FGRC are subsidiaries of Federated Investors, the parent company of Federated. FIC is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 and FGRC is located at 175 Water Street, New York 10038-4965 ("FGRC"). Investors Fiduciary Trust Company's custodian and accounting agent offices are located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105. Its transfer agent offices are located at 1004 Baltimore Avenue, Kansas City, Missouri 64105. DST Systems, Inc. is located at 1004 Baltimore, Kansas City, Missouri 64105.

            ADMINISTRATION AGREEMENT. Under FAIF's Amended and Restated Administration Agreement, dated July 1, 1997 (the Administration Agreement"), SEI Investments Management Corporation (the "Administrator") performs administrative services in connection with the operation of the funds of FAIF, including providing each fund with regulatory reporting, accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the funds. The Administration Agreement has an initial term of two years (the "Initial Term") and will automatically renew for an additional one year upon achievement of certain written service level standards (as described in the Administration Agreement). The Administration Agreement may be terminated by FAIF: (i) for any reason on six months prior written notice; (ii) in the event of the Administrator's bankruptcy or insolvency; (iii) in the event of a conviction of the Administrator for criminal activity; (iv) if in any consecutive six-month period the average cumulative Service Level Percentage (as defined in the Administration Agreement) is less than 50%; (v) if the Administrator has materially failed to perform its responsibilities under the Administration Agreement; or (vi) by delivery to the Administrator of written notice of termination delivered no less than 180 days prior to the end of the Initial Term. The Administration Agreement may be terminated by the Administrator by delivery to FAIF of written notice: (i) if FAIF has materially failed to perform its responsibilities under the Administration Agreement and such material failure has not been cured within 45 days after written notice is received by FAIF specifying the nature of the failure; or (ii) by delivery to FAIF of written notice of termination delivered no less than 180 days prior to the end of the Initial Term.

            U.S. Bank assists the Administrator and provides sub-administration services for the FAIF Funds, including Strategic Fund. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of the applicable fund's average daily net assets.

            SHARE STRUCTURE. XUS is registered as a non-diversified closed-end management investment company. HLA is registered as a diversified closed-end management investment company. FAIF is registered as open-end management investment companies under the 1940 Act and offers its shares in a number of separate investment portfolios, or "funds."

            Each Piper Fund is organized as a corporation under the laws of the State of Minnesota and is subject to the provisions of its Articles of Incorporation and Bylaws, as amended. XUS is authorized to issue up to 1,000,000,000 shares of capital stock, $.01 par value, all of which are classified as common stock. The common stock is listed on the New York Stock Exchange under the symbol "XUS." HLA is authorized to issue up to 200,000,000 shares of capital stock, $.01 par value, all of which are classified as common stock. The common stock is listed on the American Stock Exchange under the symbol "HLA."

            FAIF is organized as a corporation under the laws of the State of Maryland and is subject to the provisions of its Amended and Restated Articles of Incorporation, as amended and supplemented, and Bylaws. FAIF is authorized to issue 250 billion shares, par value $.0001 per share, which may be divided into separate funds and separate classes of shares. The attributes of a share of common stock in FAIF are comparable to those of a share of common stock of a Piper Fund, except for those differences attributable to the differences between closed-end and open-end investment companies. For a description of the differences between closed-end and open-end investment companies, see "Principal Risk Factors--Differences of Closed-End and Open End Funds."

            Each share of a Piper Fund or of Strategic Fund is fully paid, nonassessable and transferrable when issued for payment or in accordance with the applicable Fund's dividend reinvestment plan. In addition, such shares have no preemptive or conversion rights, and shares of the Piper Funds have no exchange or redemption rights. Shares of Strategic Fund have such conversion and exchange rights as the Board of Directors of FAIF may grant in its discretion. Shares of the Piper Funds and Strategic Fund have one vote per share. For Strategic Fund, shares may be issued as either full or fractional shares, with fractional shares having pro rata the same rights and privileges as full shares. For the Piper Funds and Strategic Fund, shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors of they choose to do so. Shares of FAIF will vote in the aggregate and not by series or class except as otherwise required by law or when series or class voting is permitted by the FAIF Board of Directors. Each Piper Fund currently has only one class of shares outstanding.

            The Strategic Fund offers separate share classes in order to provide for different sales load structures and to allocate certain expenses, such as distribution payments, shareholder servicing fees and other "class" expenses, to the different shareholder groups for which the fees and expenses are incurred. In this regard, FAIF's Board of Directors has authorized the issuance of three classes of shares in Strategic Fund (Class A, Class B and Class Y shares). No shareholders of the Piper Funds will receive Class B or Class Y shares in the Reorganization. Each share of a class of Strategic Fund represents an equal proportionate interest in the Fund with other shares of the same class and is entitled to cash dividends and distributions earned on such shares as are declared in the discretion of the FAIF Board of Directors.

            Shares of each class of Strategic Fund bear a pro rata portion of all operating expenses paid by the Fund except for distribution payments and shareholder servicing fees paid on Class A and Class B Shares and other "class" expenses that are allocated to a particular share class. Class Y shares do not have a distribution or shareholder servicing plan.

            Additional information concerning the attributes of the shares issued by Strategic Fund is included in the preliminary prospectuses of the Class A and Class B shares attached as Appendix XII to this Combined Proxy Statement/Prospectus. Shareholders may obtain copies of FAIF's Amended and Restated Articles of Incorporation and Bylaws and the Piper Funds' Articles of Incorporation and By-Laws from FAIF or the Piper Funds respectively upon written request at their principal office.

            HISTORY OF PUBLIC TRADING OF THE PIPER FUNDS' COMMON SHARES. The following table shows the history of public trading of the common shares of each Piper Fund, by quarter for the last two fiscal years, and for each full fiscal quarter since the beginning of the current fiscal year, as reported on the New York Stock Exchange for XUS and on the American Stock Exchange for HLA.

              Net Asset Value         Market Price       Percentage Discount   Percentage Premium
              ---------------         ------------       -------------------   ------------------
Quarter
 Ended       High        Low        High        Low        High         Low       High      Low
 -----       ----        ---        ----        ---        ----         ---       ----      ---

THE AMERICAS INCOME TRUST INC.
10/31/95    $8.240     $8.090      $7.250     $6.750     -13.32%      -16.56%      N/A      N/A

01/31/96    $8.350     $8.070      $7.250     $6.625     -12.97%      -17.88%      N/A      N/A

04/30/96    $8.300     $8.050      $7.500     $6.500     -10.93%      -18.85%      N/A      N/A

07/31/96    $8.150     $7.930      $6.875     $6.500     -14.81%      -19.11%      N/A      N/A

10/31/96    $8.810     $8.160      $7.375     $6.750     -15.75%      -17.73%      N/A      N/A

01/31/97    $9.190     $8.900      $7.625     $7.250     -16.94%      -20.23%      N/A      N/A

04/30/97    $9.310     $8.750      $7.750     $7.250     -13.98%      -19.44%      N/A      N/A

07/31/97    $9.640     $8.970      $8.563     $7.500     -11.18%      -17.38%      N/A      N/A

10/31/97    $9.750     $8.970      $8.500     $8.063      -8.72%      -15.38%      N/A      N/A

01/31/98    $9.350     $8.890      $8.500     $7.500      -9.66%      -15.71%      N/A      N/A

04/30/98    $          $           $          $                                    N/A      N/A
             -------    -------     -------    -------   ------%     -------%

HIGHLANDER INCOME FUND INC.

02/29/96    $14.150    $13.930     $12.625    $12.000      -9.95%     -13.92%      N/A      N/A

05/31/96    $13.980    $13.620     $12.500    $11.500     -10.59%     -15.5%       N/A      N/A

08/31/96    $13.830    $13.520     $11.875    $11.375     -13.89%     -16.3%       N/A      N/A

11/30/96    $14.200    $13.640     $12.375    $11.875     -11.48%     -13.95%      N/A      N/A

02/28/97    $14.330    $14.090     $12.750    $12.000     -10.84%     -14.63%      N/A      N/A

05/31/97    $14.170    $13.820     $13.000    $12.375      -8.19%     -11.79%      N/A      N/A

08/31/97    $14.680    $14.240     $13.813    $12.875      -7.58%     -10.40%      N/A      N/A

11/30/97    $14.730    $14.470     $13.563    $12.938      -7.19%     -11.81%      N/A      N/A

02/28/98    $14.870    $14.620     $14.375    $13.125      -2.94%     -10.29%      N/A      N/A


The market prices, net asset values and discounts of the common shares of the Piper Funds as of May ___, 1998, were as follows:

                                                 XUS                HLA
                                                 ---                ---
Market Price..........................      $                   $
                                             ----------          ---------
Net Asset Value.......................      $                   $
                                             ----------          ---------
Percentage Discount...................                 %                  %
                                             ----------          ---------

            DISTRIBUTION PLAN. An open-end investment company, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Strategic Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). Pursuant to the Distribution Plan adopted for the Class A shares, Strategic Fund pays the distributor of the Fund's shares a shareholder servicing fee monthly at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares. The shareholder servicing fee is intended to compensate the distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder servicing provided by "one-stop" mutual fund networks through which the FAIF Funds are made available. Because the Piper Funds are closed-end investment companies, they do not have a distribution plan pursuant to Rule 12b-1 under the 1940 Act and do not bear distribution expenses.

            SHAREHOLDER TRANSACTIONS AND SERVICES. The respective purchase, redemption and exchange policies of the Piper Funds and Strategic Fund differ significantly because of the differences between open-end investment companies and closed-end investment companies. Dividend polices of the Piper Funds and Strategic Fund are similar.

            Shares of XUS and HLA trade on the New York Stock Exchange and American Stock Exchange, respectively. Shares of Strategic Fund are offered to the public on a continuous basis and are not listed on a stock exchange. Unlike shares of the Piper Funds, which are purchased at current market price (which may be higher or lower than their current net asset value) plus a brokerage commission, Class A shares of Strategic Fund are available for purchase at the net asset value per share next calculated after receipt of an order, plus a front-end sales charge of 4.50% of the offering price on purchases of less than $50,000. The sales charge is reduced on a graduated scale on purchases of $50,000 or more. For purchases of $1 million or more, there is no front-end sales charge but redemptions of Class A Shares within 24 months following such purchases are subject to a contingent deferred sales charge of 1.00%. Shares of the Piper Funds may be sold through a broker-dealer on any business day at the current market price and a commission is generally charged. After the Reorganization, shares of Strategic Fund will be redeemable on any business day at the net asset value next calculated after the receipt of redemption instructions. No fee or other charge is imposed on the redemption of Class A Shares of Strategic Fund (except Class A Shares initially purchased without a front-end sales charge in connection with purchases of $1 million or more).

            Holders of Class A Shares of Strategic Fund may exchange such shares for Class A Shares of other series of FAIF, First American Funds, Inc. and First American Strategy Funds, Inc. at net asset value without a sales charge. Strategic Fund also has other shareholder services available. For a complete description of procedures for share purchases, redemptions, exchanges and other shareholder services, see the preliminary prospectus for Strategic Fund, attached hereto as Appendix XII.

            DIVIDENDS. Each Piper Fund under normal circumstances distributes monthly dividends from its net investment income (non-capital gain income less expenses). Net short term capital gains not previously distributed and net long-term gains, if any, are distributed at least once annually. Shareholders may elect to participate in their Piper Fund's dividend reinvestment plan.

            Similarly, dividends with respect to Strategic Fund are declared monthly to all shareholders of record. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of Strategic Fund, unless shareholders request cash payments.

            Additional information with respect to shareholder transactions and services is included in Appendix X to this Combined Proxy Statement/Prospectus.


                     INFORMATION RELATING TO VOTING MATTERS

            GENERAL INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Piper Board. Officers and service contractors of the Piper Funds and the FAIF Funds may, without cost to the Piper Funds, solicit proxies on behalf of management of the Piper Funds personally or by mail, telephone, telegraph or otherwise. In addition, the Piper Funds have retained ____________ to assist in the solicitation of proxies. The cost of solicitation is estimated to be ____________. U.S. Bank has agreed to pay any costs in excess of the standard costs related to a annual meeting of the Piper Funds (based on the costs related to the 1997 Annual Meeting of the Piper Funds).

            ____________________ may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been recorded properly. The Piper Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement/Prospectus and may vote by mail using the enclosed proxy card. If you have any questions or need assistance in voting, please contact ____________________ at its toll-free number, 1-800-__________.

            Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Piper Funds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

            Only shareholders of record at the close of business on ____________, 1998 will be entitled to vote at the Meeting. On that date, _____ shares of XUS and _____ shares of HLA were outstanding and entitled to be voted. Shares are entitled to one vote per common share.

            SHAREHOLDER AND BOARD APPROVALS. Pursuant to the Order granted by the SEC, the Interim Agreements are being submitted for the ratification and approval of the shareholders of the applicable Piper Fund. Each Interim Agreement must be ratified and approved by a majority of the outstanding shares (as defined below) of the respective Piper Fund. In the event an Interim Agreement is not ratified and approved, such agreement will terminate, the investment advisory fees accrued under such agreement and held in escrow with respect to that Piper Fund will be returned to the applicable Piper Fund, and the applicable Piper Board will consider what actions should be taken with respect to management of the assets of such Piper Fund until a new investment advisory or sub-advisory agreement is approved by the shareholders of that Piper Fund or the Reorganization occurs.

            The Reorganization Agreement is being submitted for approval at the Meeting by the shareholders of XUS and HLA pursuant to the provisions of their respective Articles of Incorporation. The Reorganization Agreement must be approved by a majority of the outstanding shares (as defined below) of each Piper Fund. The Reorganization Agreement provides that in the event the Reorganization Agreement is approved with respect to one but not the other of the Piper Funds, the Boards of Directors of FAIF and the Piper Funds may, in the exercise of their reasonable business judgment, either abandon the

Reorganization Agreement with respect to both of the Piper Funds or direct that the Reorganization and the other transactions described in the Reorganization Agreement be consummated with respect to the approving Piper Fund to the extent they deem advisable.

            With respect to approval of the Interim Advisory and Sub-Advisory Agreements, the term "majority of the outstanding shares" of a particular Piper Fund means the lesser of (i) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Fund are present or (ii) more than 50% of the outstanding shares of the Fund. With respect to approval of the Reorganization Agreements, the term "majority of the outstanding shares" of a particular Piper Fund means more than 50% of the outstanding shares of such Fund. The vote of the shareholders of the Strategic Fund is not being solicited, since their approval or consent is not necessary for the Reorganization.

            The approval of the Reorganization Agreement by the Piper Boards is discussed above under "Information Relating to the Proposed
Reorganization--Piper Board Considerations." The Reorganization Agreement was unanimously approved by the Board of Directors of FAIF at a meeting held on ____________, 1998.

            As of ___________, 1998, the officers and Directors of each of the Piper Funds as a group owned less than 1% of each Piper Fund. The table below shows the name, address and share ownership of each person known to the Piper Funds to have beneficial or record ownership with respect to 5% or more of a Piper Fund as of ____________, 1998. Prior to the Reorganization, no shares of Strategic Fund are issued and outstanding.

                PIPER FUNDS--5% OWNERSHIP AS OF __________, 1998

                                      AMOUNT OF       PERCENTAGE     PERCENTAGE
PIPER                NAME AND     SHARES OWNED AND        OF           OF FUND
FUNDS                 ADDRESS     TYPE OF OWNERSHIP      FUND       POST-CLOSING
-----                 -------     -----------------      ----       ------------

The Americas
Income Trust Inc.

Highlander Income
Fund Inc.


            For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Under this definition, __________ and its affiliates may be deemed to be controlling persons of the Piper Funds, and __________ and its affiliates may be deemed to be controlling persons of Strategic Fund.

            QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Interim Agreements or the Reorganization Agreement are not received with respect to one or both of the Piper Funds, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s). A shareholder vote may be taken with respect to one Piper Fund (but not the other Piper Fund) on some or all matters before any such adjournment(s) if sufficient votes have been received for approval. A quorum is constituted with respect to a Piper Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the applicable Piper Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as shares that are present at the Meeting and, accordingly, could make it more difficult to obtain the requisite approvals.

            ANNUAL MEETINGS. With respect to annual meetings, the Piper Funds are subject to the rules and regulations of the New York Stock Exchange (for
XUS) and the American Stock Exchange (for HLA) which require a company whose shares are listed on such exchange to hold an annual meeting each fiscal year. The Bylaws of FAIF provide that annual shareholders' meetings are not required and that meetings of shareholders need be held only with such frequency as required under Minnesota law and the 1940 Act.

            DISSENTERS' RIGHTS. Pursuant to Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act (the "MBCA Sections"), record holders of shares of the Piper Funds on _________, 1998 are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that such shareholders comply with the requirements of the MBCA Sections. NOTWITHSTANDING THE PROVISIONS OF THE MBCA SECTIONS, THE DIVISION OF INVESTMENT MANAGEMENT OF THE SEC HAS TAKEN THE POSITION THAT ADHERENCE TO STATE APPRAISAL PROCEDURES BY A REGISTERED INVESTMENT COMPANY ISSUING REDEEMABLE SECURITIES WOULD CONSTITUTE A VIOLATION OF RULE 22C-1 UNDER THE 1940 ACT. THIS RULE PROVIDES THAT NO OPEN-END INVESTMENT COMPANY MAY REDEEM ITS SHARES OTHER THAN AT NET ASSET VALUE NEXT COMPUTED AFTER RECEIPT OF A TENDER OF SUCH SECURITY FOR REDEMPTION. IT IS THE VIEW OF THE DIVISION OF INVESTMENT MANAGEMENT THAT RULE 22C-L SUPERSEDES APPRAISAL PROVISIONS IN STATE STATUTES.

            In the interests of ensuring equal valuation of all interests in the Piper Funds, the Piper Funds will determine dissenters' rights in accordance with the Division interpretation. Accordingly, in the event that any shareholder elects to exercise dissenters' rights under Minnesota law, the Piper Funds intend to submit this question to a court of competent jurisdiction. In such event, a dissenting shareholder would not receive any payment until disposition of any such court proceeding. It should be emphasized that Piper Fund shareholders may sell their shares in the open market prior to the Closing Date, provided that it is expected that trading of shares will be suspended for a period of time prior to the Closing Date. In addition, shareholders will be able to redeem Strategic Fund shares immediately after the Closing Date at their net asset value.

            A summary of the statutory procedures to be followed by Piper Fund shareholders electing to exercise their dissenters' rights, along with copies of the relevant MBCA Sections, is set forth in Appendix XIII. Shareholders who wish to assert their dissenters' rights or who wish to preserve the right to do so should review the MBCA Sections carefully, since failure to comply with the procedures set forth in the MBCA Sections will result in the loss of such dissenters' rights.

            INTERESTS OF CERTAIN PERSONS. The following receive payments from Strategic Fund for services rendered pursuant to contractual arrangements with Strategic Fund: U.S. Bank, as the adviser of Strategic Fund, receives payments for its investment advisory and management services; FIC and FGRC, as the sub-advisers of Strategic Fund, receive payments for their sub-advisory services; SEI Investments Distribution Co., as the distributor for Strategic Fund, receives payments for providing distribution services; SEI Investments Management Corporation, in its capacity as the administrator for Strategic Fund, receives payments for providing shareholder servicing, legal and accounting and other administrative personnel and services; DST Systems, Inc., in its capacity as transfer and dividend disbursing agent for Strategic Fund, receives payments for providing transfer agency and dividend disbursing services; and U.S. Bank

Trust National Association, a subsidiary of U.S. Bancorp, which also controls U.S. Bank, receives payments for providing custodial services for Strategic Fund, and may also act as securities lending agent in connection with Strategic Fund's securities lending transactions and receive, as compensation for such services, fees equal to 40% of the Fund's income from such securities lending transactions. U.S. Bank also acts as Sub-administrator to SEI Investments Management Corporation, for which it receives fees from SEI Management Corporation. Piper Jaffray Inc., a subsidiary of U.S. Bancorp, acts a servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to Class A Shares of Strategic Fund held through accounts at Piper Jaffray Inc. and its affiliates.


                        ADDITIONAL INFORMATION ABOUT FAIF

            Additional information about Strategic Fund is included in preliminary Prospectus and preliminary Statement of Additional Information, copies of which, to the extent not included herewith, may be obtained without charge by writing to FAIF, c/o SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-637-2548. FAIF is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by FAIF can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

            Information included in this Combined Proxy Statement/Prospectus concerning Strategic Fund and FAIF was provided by FAIF.


                  ADDITIONAL INFORMATION ABOUT THE PIPER FUNDS

            XUS and HLA are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, are required to file reports, proxy statement and other information with the SEC. Any such reports, proxy statements and other information filed by the Piper Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of the Piper Funds listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The common shares of XUS are listed on the New York Stock Exchange and of HLA are listed on the American Stock Exchange, and such reports, proxy statements and other information concerning the Piper Funds can also be inspected at the offices of the applicable exchange and for XUS at the offices of the Chicago Stock Exchange. The offices of the New York Stock Exchange are 20 Broad Street, New York, New York 10005. The offices for the American Stock Exchange are 86 Trinity Place, New York, New York 10006. The offices of the Chicago Stock Exchange are One Financial Plaza, 440 S. LaSalle Street, Chicago, Illinois 60605.

            Information included in this Combined Proxy Statement/Prospectus concerning the Piper Funds was provided by the Piper Funds.

                          COMPLIANCE WITH SECTION 16(a)

            Based on the records of the Piper Funds and other information, each Piper Fund believes that all SEC filing requirements applicable to their respective directors, officers, Piper Capital and companies affiliated with Piper Capital, pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, with respect to the Piper Funds' most recent fiscal year end, were satisfied.

                              FINANCIAL STATEMENTS

            The audited statements of assets and liabilities, including the schedules of investments in securities, of XUS as of October 31, 1997 and of HLA as of February 28, 1998, and the related statements of operations for the respective years then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for the periods indicated therein, as included in the October 31, 1997 Annual Report of XUS and the February 28, 1998 Annual Report of HLA, have been incorporated by reference into this Combined Proxy Statement/Prospectus in reliance on the respective reports of KPMG Peat Marwick LLP, independent auditors for the Piper Funds, given on the authority of such firms as experts in accounting and auditing.


                                 OTHER BUSINESS

            The Piper Boards know of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                              SHAREHOLDER INQUIRIES

            Shareholder inquiries may be addressed to the Piper Funds or to First American Investment Funds, Inc. in writing at the appropriate addresses on the cover page of this Combined Proxy Statement/Prospectus or by telephoning the Piper Funds at 1-800-866-7778 or FAIF at 1-800-637-2548.

                                      * * *

            SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFAX OR VOTE BY TELEPHONE.

            THE PIPER FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF THEIR RESPECTIVE SHAREHOLDERS REPORTS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO 222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804 OR BY TELEPHONE AT 1-800-866-7778.

                                                                      APPENDIX I

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

                  This AGREEMENT, made this ___________ day of ______________ 1998, by and between The Americas Income Trust Inc., a Minnesota corporation (the "Fund") and Piper Capital Management Incorporated, a Delaware corporation (the "Adviser").

         1. Investment Advisory and Management Services. The Fund hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Fund.

                  The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement on Form N-2 and any representations contained in the Prospectus of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and (i) as interpreted from time to time by the Board of Directors of the Fund and (ii) as may be amended from time to time by the Board of Directors and/or the shareholders of the Fund as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Within the framework of the investment policies of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's assets and the making and execution of all investment decisions for the Fund; provided that the Adviser is authorized, at its option and expense, to retain a sub-adviser or sub-advisers to assist the Adviser in furnishing investment advice to the Fund; and further provided that the Adviser shall be responsible for monitoring compliance by such sub-adviser(s) with the investment policies and restrictions of the Fund and with such other limitations or directions as the Board of Directors of the Fund may from time to time prescribe. Any such retention of a sub-adviser shall be subject to approval by the Board of Directors of the Fund and, to the extent required by law, the shareholders of the Fund. Any appointment of a subadviser pursuant hereto shall in no way limit or diminish the Adviser's obligations and responsibilities under the Advisory Agreement. The Adviser shall report to the Board of Directors of the Fund regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Fund.

                  The Adviser shall, at its own expense, furnish the Fund suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange, if requested by the Fund, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

                  The Adviser hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

         2. Compensation for Services. In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Fund shall pay to the Adviser an investment management fee calculated and paid monthly at the per annum rate of .50 of 1% of the Fund's average weekly net assets. For purposes of the calculation of the fee payable to the Adviser, average weekly net assets shall be determined on the basis of the Fund's average net assets for each weekly period ending during the month. The net assets for each weekly period are determined by averaging the net assets on the last day of such weekly period with the net assets on the last day of the immediately preceding weekly period. When the last day of a weekly period is not a Fund business day, then the calculation will be based on the net assets of the Fund on the immediately preceding Fund business day. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month. If the Fund's Registration Statement on Form N-2 is declared effective by the Securities and Exchange Commission after the beginning of a month or this Agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

                  Pursuant to the terms of an order of exemption granted by the Securities and Exchange Commission in Piper Funds Inc., et al., Investment Company Act Rel. No. ( , 1998), all fees payable under this Agreement by the Fund shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders in accordance with the provisions of Section 5 of this Agreement. If shareholders of the Fund fail to approve this Agreement, the escrow agent will pay to the Fund the applicable escrowed amounts (including interest earned). The escrow agent will release the escrowed funds only upon receipt of a certificate from officers of the Fund stating whether the escrowed funds are to be delivered to the Adviser or the Fund.

         3. Allocation of Expenses. In addition to the fees described in Section 2 hereof, the Fund shall pay all its expenses which are not assumed by the Adviser in its capacity as the Fund's investment adviser or in its capacity as the Fund's administrator. These Fund expenses include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund's organizational and offering expenses, whether or not advanced by the Adviser;
(e) the cost of other personnel providing services to the Fund; (f) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and qualifying the Fund's shares under applicable state securities laws; (g) fees and expenses of listing and maintaining the listing of the Fund's shares on the principal securities exchanges where listed, or, if the Fund's shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund's shares on the principal securities market where traded; (h) expenses of printing and distributing reports to shareholders; (i) costs of shareholders' meetings and proxy solicitation; (j) charges and expenses of the Fund's Administrator, custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of the Fund's officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser; (l) legal and auditing expenses; (m) cost of certificates representing shares of the Fund; (n) costs of stationery and supplies; (o) insurance expenses; and (p) association membership dues.

         4. Freedom to Deal with Third Parties. The Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

         5. Effective Date, Duration and Termination of Agreement. The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

                  Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution hereof, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the Directors who neither are interested persons of the Fund or of the Adviser nor have any director or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval or by the vote of the holders of a majority of the Fund's outstanding shares.

                  This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Adviser, upon sixty (60) days written notice to the other party. Any such termination may be made effective with respect to both the investment advisory and management services provided for in this Agreement or with respect to either of such kinds of services. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Fund.

         6. Amendments to Agreement. No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund.

         7. Notices. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

                  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                                  THE AMERICAS INCOME TRUST INC.



                                                  By
                                                    ----------------------------
                                                    Its
                                                       -------------------------


                                                  PIPER CAPITAL MANAGEMENT
                                                  INCORPORATED



                                                  By
                                                    ----------------------------
                                                    Its
                                                       -------------------------

                                                                     APPENDIX II

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

                  This AGREEMENT, made this ___________ day of ________________
1998, by and between Highlander Income Fund Inc., a Minnesota corporation (the "Fund") and Piper Capital Management Incorporated, a Delaware corporation (the "Adviser").

            1. Investment Advisory and Management Services. The Fund hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Fund.

                  The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement on Form N-2 and any representations contained in the Prospectus of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and (a) as interpreted from time to time by the Board of Directors of the Fund and (b) as may be amended from time to time by the Board of Directors and/or the shareholders of the Fund as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Within the framework of the investment policies of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's assets and the making and execution of all investment decisions for the Fund; provided that the Adviser shall be authorized to retain a sub-adviser or sub-advisers (the "Sub-Adviser(s)") to assist the Adviser in furnishing investment advice to the Fund; and further provided that the Adviser shall be responsible for monitoring compliance by the Sub-Adviser(s) with the investment policies and restrictions of the Fund and with such other limitations or directions as the Board of Directors of the Fund may from time to time prescribe. The Adviser shall report to the Board of Directors of the Fund regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Fund.

                  The Adviser shall, at its own expense, furnish the Fund suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange, if requested by the Fund, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

                  The Adviser hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

         2. Compensation for Services. In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Fund shall pay to the Adviser a monthly investment advisory fee. Such monthly fee shall be 1/12 or the per annum rate of .60 of 1% of the Fund's average weekly net assets during each month, calculated as described below.

                  For purposes of the calculation of such fee payable, average weekly net assets shall be determined on the basis of the Fund's average net assets for each weekly period (ending on Friday) ending during the month. The net assets for each weekly period are determined by averaging the net assets on the Friday of such weekly period with the net assets on the Friday of the immediately preceding weekly period. When a Friday is not a business day for the Fund, then the calculation will be based on the Fund's net assets on the business day immediately preceding such Friday. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month. If the Fund's Registration Statement on Form N-2 is declared effective by the Securities and Exchange Commission after the beginning of a month or this Agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

                  Pursuant to the terms of an order of exemption granted by the Securities and Exchange Commission in PIPER FUNDS INC., ET AL., Investment Company Act Rel. No. ______________ (_____________________, 1998), all fees payable under this Agreement by the Fund shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders in accordance with the provisions of
Section 5 of this Agreement. If shareholders of the Fund fail to approve this Agreement, the escrow agent will pay to the Fund the applicable escrowed amounts (including interest earned). The escrow agent will release the escrowed funds only upon receipt of a certificate from officers of the Fund stating whether the escrowed funds are to be delivered to the Adviser or the Fund.

         3. Allocation of Expenses. In addition to the fees described in Section 2 hereof, the Fund shall pay all its expenses which are not assumed by the Adviser in its capacity as the Fund's investment adviser or in its capacity as the Fund's administrator. These Fund expenses include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund's organizational and offering expenses, whether or not advanced by the Adviser;
(e) the cost of other personnel providing services to the Fund; (f) fees and expenses of registering or otherwise qualifying the Fund's shares under applicable state securities laws; (g) fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission; (h) fees and expenses of listing and maintaining the listing of the Fund's shares on the principal securities exchanges where listed, or, if the Fund's shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund's shares on the principal over-the-counter market where traded;

(i) expenses of printing and distributing reports to shareholders; (j) costs of shareholders' meetings and proxy solicitation; (k) charges and expenses of the Fund's Administrator, custodian and registrar, transfer agent and dividend disbursing agent; (l) compensation of the Fund's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser; (m) legal and auditing expenses; (n) costs of certificates representing common shares of the Fund; (o) costs of stationery and supplies; (p) insurance expenses; and (q) association membership dues.

         4. Freedom to Deal with Third Parties. The Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

         5. Effective Date, Duration and Termination of Agreement. The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

                  Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution hereof, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Fund or by the vote of the holders of a majority of the Fund's outstanding shares, and (b) by the vote of a majority of the Directors who are not parties to this Agreement or Interested Persons of the Adviser or of the Fund cast in person at a meeting called for the purpose of voting on such approval.

                  This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Adviser, upon sixty (60) days written notice to the other party. Any such termination may be made effective with respect to both the investment advisory and management services provided for in this Agreement or with respect to either of such kinds of services. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Fund.

         6. Amendments to Agreement. No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund.

         7. Notices. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

                  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                                     HIGHLANDER INCOME FUND INC.



                                                     By
                                                       -------------------------
                                                       Its
                                                          ----------------------


                                                     PIPER CAPITAL MANAGEMENT
                                                     INCORPORATED



                                                     By
                                                       -------------------------
                                                       Its
                                                          ----------------------

                                                                    APPENDIX III

                             SUB-ADVISORY AGREEMENT

                  Agreement, dated as of _______________, 1998, by and between Piper Capital Management Incorporated, a Delaware corporation (the "Adviser"), and Salomon Brothers Asset Management Inc, a Delaware corporation (the "Sub-Adviser").

                  WHEREAS, the Adviser is the investment adviser to The Americas Income Trust Inc. (the "Company"), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                  WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in furnishing an investment program to the Company.

                  NOW, THEREFORE, in consideration of the mutual agreements herein made, the Adviser and the Sub-Adviser agree as follows:

         1. The Adviser hereby employs the Sub-Adviser to serve as sub-adviser with respect to the assets of the Company, and to perform the services hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth and to bear all expenses of its performance of such obligations (but no other expenses). The Sub-Adviser shall not be required to pay expenses of the Company, including, but not limited to (a) brokerage and commission expenses;
(b) federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Company; (c) interest charges on borrowings; (d) the cost of other personnel providing services to the Company; (e) fees and expenses of registering and maintaining registration of the Company's shares under appropriate federal securities laws and of registering or otherwise qualifying and maintaining registration or qualification of the shares of the Company under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Company's shares on the principal exchanges where listed or, if the Company's shares are not so listed, fees and expenses of listing and maintaining the quotation of the Company's shares on the principal over-the-counter market where traded; (g) expenses of printing and distributing reports to shareholders; (h) costs of shareholders' meetings and proxy solicitation; (i) charges and expenses of the Company's administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Company's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or the Sub-Adviser; (k) legal and auditing expenses; (l) costs of certificates representing common shares of the Company; (m) costs of stationery and supplies;
(n) insurance expenses; (o) association membership dues; (p) travel expenses of officers and employees of the Sub-Adviser to the extent such expenses relate to the attendance of such persons at meetings at the request of the Board of Directors of the Company; (q) travel expenses for attendance at Board of Directors meetings by members of the Board of Directors of the Company, if any, who are also

"interested persons" or "affiliated persons" of the Sub-Adviser; and (r) all other charges and costs of the Company's operation unless otherwise explicitly provided herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or on behalf of the Company in any way or otherwise be deemed an agent of the Company.

         2. The Sub-Adviser shall direct the investment of the Company's assets in accordance with the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, applicable laws, and the investment objective, policies and restrictions set forth in the Company's Prospectus and Statement of Additional Information filed with the Securities and Exchange Commission pursuant to Rule 497 under the Securities Act of 1933, subject to the supervision of the Company, its officers and directors, and the Adviser and in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Directors of the Company and communicated by the Adviser to the Sub-Adviser and subject to such further limitations as the Adviser may from time to time impose by written notice to the Sub-Adviser.

         3. The Sub-Adviser shall formulate and implement a continuing program for the management of the Company's assets. The Sub-Adviser shall amend and update such program from time to time as financial and other economic conditions warrant. The Sub-Adviser shall make all determinations with respect to the investment of the assets of the Company and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Company. The Sub-Adviser shall advise the Adviser and, if requested by the Adviser, advise the Company's Board of Directors (which shall make all non-investment decisions with respect to the securities in which the assets of the Company may be invested), of the manner in which voting rights, rights to consent to corporate action, and any other noninvestment decisions pertaining to the Company's portfolio securities should be exercised.

         4. The Sub-Adviser shall furnish such reports to the Adviser as the Adviser may reasonably request for the Adviser's use in discharging its obligations under the Investment Advisory and Management Agreement between the Company and the Adviser (the "Advisory Agreement"), which reports may be distributed by the Adviser to the Company's Board of Directors at periodic meetings of such Board and at such other times as may be reasonably requested by the Company's Board of Directors. Copies of all such reports shall be furnished to the Adviser for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.

         5. The Sub-Adviser shall select the brokers and dealers that will execute the purchases and sales of portfolio instruments for the Company and markets on or in which such transactions will be executed and shall place, in the name of the Company or its nominee, all such orders.

                  (a) When placing such orders, the Sub-Adviser is authorized to employ such dealers and brokers as may, in the judgment of the Sub-Adviser (taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities), implement the policy of the Company to obtain the best price and execution. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of the Company's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Adviser to be useful or valuable to the performance of its sub-advisory functions for the Company. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser.

                  It is understood that certain other clients of the Sub-Adviser may have investment objectives and policies similar to those of the Company, and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Company. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, the Sub-Adviser shall allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Sub-Adviser to the accounts involved, including the Company. When two or more of the clients of the Sub-Adviser (including the Company) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

                  (b) The Sub-Adviser agrees that, except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Company by the Securities and Exchange Commission, it will not purchase or sell securities for the Company in any transaction in which it, the Adviser or any "affiliated person" of the Company, the Adviser or Sub-Adviser or any affiliated person of such "affiliated person" is acting as principal. The Sub-Adviser agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Company's Board of Directors.

                  (c) The Sub-Adviser agrees that it will not execute any portfolio transactions for the Company with a broker or dealer or futures commission merchant which is an "affiliated person" of the Company, the Adviser or the Sub-Adviser or an "affiliated person" of such an "affiliated person" without the prior written consent of the Adviser. Notwithstanding the foregoing, transactions may be effected through Piper Jaffray Inc. if commissions, fees or other remuneration received are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options thereon being purchased or sold on an exchange or contract market during a comparable period of time. In effecting such transactions, the Sub-Adviser shall comply with Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted under such rule by the Company's Board of Directors.

                  (d) The Sub-Adviser shall promptly communicate to the Adviser and, if requested by the Adviser, to the Company's Board of Directors, such information relating to portfolio transactions as the Adviser may reasonably request. The parties understand that the Company shall bear all brokerage commissions in connection with the purchases and sales of portfolio securities for the Company and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

         6. The Sub-Adviser may (at its cost except as contemplated by paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing the Sub-Adviser, the Adviser or the Company with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Adviser or the Company, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts for which it serves as investment manager or investment adviser.

         7. The Sub-Adviser shall cooperate with and make available to the Adviser, the Company and any agents engaged by the Company, the Sub-Adviser's expertise relating to matters affecting the Company.

         8. For the services to be rendered and the facilities to be furnished under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly management fee at the annual rate of .375% of the Company's average weekly net assets during each month, as calculated below.

                  For purposes of the calculation of such fee, average weekly net assets shall be determined on the basis of the Company's average net assets for each weekly period (ending on Friday) ending during the month. The net assets for each weekly period are determined by averaging the net assets on the Friday of such weekly period with the net assets on the Friday of the immediately preceding weekly period. When a Friday is not a business day for the Company, then the calculation will be based on the Company's net assets on the business day immediately preceding such Friday. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month during which this Agreement is in effect shall be prorated in a manner consistent with the calculation of fees as set forth above.

                  Anything to the contrary herein notwithstanding, the Sub-Adviser may at any time and from time to time waive any part or all of any fee payable to it pursuant to this Agreement.

         9. The Sub-Adviser represents, warrants and agrees that:

                  (a) The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and is currently in compliance and shall at all times continue to comply with the requirements imposed upon it by the Advisers Act and other applicable laws and regulations. The Sub-Adviser agrees to (i) supply the Adviser with such documents as the Adviser may reasonably request to document compliance with such laws and regulations and (ii) immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to any applicable law or regulation.

                  (b) The Sub-Adviser will maintain, keep current and preserve on behalf of the Company in the manner provided by the 1940 Act all records required by the 1940 Act with respect to the Sub-Adviser's activities hereunder. The Sub-Adviser agrees that such records are the property of the Company, and will be surrendered to the Company promptly upon request.

                  (c) The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Company as the Adviser or the Company's administrator may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code, applicable state securities laws and other applicable laws and regulations or regulatory and taxing authorities in countries other than the United States.

                  (d) After filing with the Securities and Exchange Commission any amendment to its Form ADV, the Sub-Adviser will promptly furnish a copy of such amendment to the Adviser.

                  (e) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
         Section 9 of the 1940 Act or any other applicable statute or regulation.

         10. The Adviser represents, warrants and agrees that:

                  (a) It has been duly authorized by the Board of Directors of the Company to delegate to the Sub-Adviser the provision of the services contemplated hereby.

                  (b) The Adviser and the Company are currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser and the Company by applicable law and regulations.

         11. The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the
performance of its duties or from reckless disregard by it of its duties under this Agreement.

         12. This Agreement shall become effective as of the date first set forth above. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company, and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Company to request and evaluate, and the duty of the Adviser and Sub-Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any renewal thereof.

                  This Agreement may be terminated at any time without the payment of any penalty (a) by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding voting securities of the Company, upon 60 days' written notice to the Adviser and the Sub-Adviser, or (b) by the Adviser, upon 60 days' written notice to the Sub-Adviser; or (c) by the Sub-Adviser, upon 60 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Company.

                  Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of the Company shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

         13. No amendment to or modification of this Agreement shall be effective unless and until approved by the vote of a majority of the outstanding shares of the Company.

         14. This Agreement shall be binding upon, and inure to the benefit of, the Adviser and the Sub-Adviser, and their respective successors.

         15. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         16. Nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         17. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Minnesota.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers thereunto duly authorized in multiple counterparts, each of which shall be an original but all of which shall constitute one of the same instrument.

                                                PIPER CAPITAL MANAGEMENT
                                                INCORPORATED


                                                By
                                                  ------------------------------
                                                Name:
                                                Title:


                                                SALOMON BROTHERS ASSET
                                                MANAGEMENT INC


                                                By
                                                  ------------------------------
                                                Name:
                                                Title:

                                                                     APPENDIX IV

                             SUB-ADVISORY AGREEMENT

                  Agreement, dated as of _________________, 1998, by and between Piper Capital Management Incorporated (the "Adviser"), a Delaware corporation, and Federated Advisers, a Delaware business trust (the "Sub-Adviser").

                  WHEREAS, the Adviser is the investment adviser to Highlander Income Fund Inc. (the "Company"), a closed-end management investment company; and

                  WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in furnishing an investment program to the Company with respect to the Company's investments in fixed income securities rated in the lower rating categories of any nationally recognized statistical rating organization or unrated securities determined by the Sub-Adviser to be of comparable quality ("Lower-Rated Fixed Income Securities").

                  NOW, THEREFORE, in consideration of the mutual agreements herein made, the Adviser and the Sub-Adviser agree as follows:

         1. The Adviser hereby employs the Sub-Adviser to serve as sub-adviser with respect to the assets of the Company to be invested in Lower-Rated Fixed Income Securities, as allocated to the Sub-Adviser by the Adviser, and to perform the services hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth and to bear all expenses of its performance of such obligations (but no other expenses). The Sub-Adviser shall not be required to pay expenses of the Company, including, but not limited to (a) brokerage and commission expenses; (b) federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Company; (c) interest charges on borrowings; (d) the Company's organizational and offering expenses, whether or not advanced by the Adviser; (e) the cost of other personnel providing services to the Company; (f) fees and expenses of registering or otherwise qualifying the shares of the Company under applicable state securities laws; (g) fees and expenses of listing and maintaining the listing of the Company's shares on the principal exchanges where listed or, if the Company's shares are not so listed, fees and expenses of listing and maintaining the quotation of the Company's shares on the principal over-the-counter market where traded; (h) expenses of printing and distributing reports to shareholders; (i) costs of shareholders' meetings and proxy solicitation; (j) charges and expenses of the Company's Administrator, custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of the Company's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules, regulations and releases relating thereto) of the Adviser;
(l) legal and auditing expenses; (m) costs of certificates representing common shares of the Company; (n) costs of stationery and supplies; (o) insurance expenses;
(p) association membership dues; (q) the fees and expenses of registering the Company and its shares with the Securities and Exchange Commission; (r) travel expenses of officers and employees of the Sub-Adviser to the extent such expenses relate to the attendance of such persons at meetings at the request of the Board of Directors of the Company; (r) all other charges and costs of the Company's operation unless otherwise explicitly provided herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or on behalf of the Company in any way or otherwise be deemed an agent of the Company.

         2. The Sub-Adviser shall direct the Company's investments in Lower-Rated Fixed Income Securities in accordance with applicable law and the investment objective, policies and restrictions set forth in the Company's Prospectus and Statement of Additional Information filed with the Securities and Exchange Commission pursuant to Rule 497 under the Securities Act of 1933, subject to the supervision of the Company, its officers and directors, and the Adviser and in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Directors of the Company and communicated by the Adviser to the Sub-Adviser and subject to such further limitations as the Adviser may from time to time impose by written notice to the Sub-Adviser.

         3. The Sub-Adviser shall formulate and implement a continuing program for the management of the Company's investments in Lower-Rated Fixed Income Securities. The Sub-Adviser shall amend and update such program from time to time as financial and other economic conditions warrant. The Sub-Adviser shall make all determinations with respect to the Company's investments in Lower-Rated Fixed Income Securities and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Company.

         4. The Sub-Adviser shall furnish such reports to the Adviser as the Adviser may reasonably request for the Adviser's use in discharging its obligations under the Investment Advisory and Management Agreement between the Company and the Adviser (the "Advisory Agreement"), which reports may be distributed by the Adviser to the Company's Board of Directors at periodic meetings of the Board and at such other times as may be reasonably requested by the Board of Directors. Copies of all such reports shall be furnished to the Adviser for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.

         5. The Sub-Adviser shall select the brokers and dealers that will execute the purchases and sales of Lower-Rated Fixed Income Securities for the Company and markets on or in which such transactions will be executed and shall place, in the name of the Company or its nominee, all such orders.

                  (a) When placing such orders, the Sub-Adviser shall use its best efforts to obtain the best available price and most favorable and efficient execution for the Company. Where best price and execution may be obtained from more than one broker or dealer, the Sub-Adviser may, in it discretion, purchase and sell securities through brokers or dealers who provide research, statistical and other information to the Sub-Adviser. It is understood that such services may be used by the Sub-Adviser for all of its investment advisory accounts and accordingly, not all such services may be used by the Sub-Adviser in connection with the Company.

                  It is understood that certain other clients of the Sub-Adviser may have investment objectives and policies similar to those of the Company, and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Company. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, the Sub-Adviser shall allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Sub-Adviser to the accounts involved, including the Company. When two or more of the clients of the Sub-Adviser (including the Company) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

                  (b) The Sub-Adviser agrees that, except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Company by the Securities and Exchange Commission, it will not purchase or sell securities for the Company in any transaction in which it, the Adviser or any "affiliated person" of the Company, the Adviser or Sub-Adviser or any "affiliated person" of such "affiliated person" is acting as principal. The Sub-Adviser agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Company's Board of Directors.

                  (c) The Sub-Adviser agrees that it will not execute any portfolio transactions for the Company with a broker or dealer or futures commission merchant which is an "affiliated person" of the Company, the Adviser or the Sub-Adviser or an "affiliated person" of such an "affiliated person" without the prior written consent of the Adviser. Notwithstanding the foregoing, transactions may be effected through Piper Jaffray Inc. if commissions, fees or other remuneration received are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options thereon being purchased or sold on an exchange or contract market during a comparable period of time. In effecting such transactions, the Sub-Adviser shall comply with Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted under such rule by the Company's Board of Directors.

                  (d) The Sub-Adviser shall promptly communicate to the Adviser and, if requested by the Adviser, to the Company's Board of Directors, such information relating to portfolio transactions as the Adviser may reasonably request. The parties understand that the Company shall bear all brokerage commissions in connection with the purchases and sales of portfolio securities for the Company and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

         6. The Sub-Adviser may (at its cost except as contemplated by paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing the Sub-Adviser, the Adviser or the Company with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Adviser or the Company, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts for which it serves as investment manager or investment adviser.

         7. The Sub-Adviser shall cooperate with and make available to the Adviser, the Company and any agents engaged by the Company, the Sub-Adviser's expertise relating to matters affecting the Company.

         8. For the services to be rendered under this Agreement, and the facilities to be furnished for each fiscal year of the Company, the Adviser shall pay to the Sub-Adviser a monthly management fee at the annual rate of .30 of 1% of the Company's average weekly net assets during each month, as calculated below.

                  For purposes of the calculation of such fee, average weekly net assets shall be determined on the basis of the Company's average net assets for each weekly period (ending on Friday) ending during the month. The net assets for each weekly period are determined by averaging the net assets on the Friday of such weekly period with the net assets on the Friday of the immediately preceding weekly period. When a Friday is not a business day for the Company, then the calculation will be based on the Company's net assets on the business day immediately preceding such Friday. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month during which this Agreement is in effect shall be prorated in a manner consistent with the calculation of fees as set forth above.

                  Anything to the contrary herein notwithstanding, the Sub-Adviser may at any time and from time to time waive any part or all of any fee payable to it pursuant to this Agreement.

         9. The Sub-Adviser represents, warrants and agrees that:

                  (a) The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and is currently in compliance and shall at all times continue to comply with the requirements imposed upon it by the Advisers Act and other applicable laws and regulations. The Sub-Adviser agrees to (i) supply the Adviser with such documents as the Adviser may reasonably request to document compliance with such laws and regulations and (ii) immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to any applicable law or regulation.

                  (b) The Sub-Adviser will maintain, keep current and preserve on behalf of the Company all records required or permitted by the 1940 Act in the manner provided by such Act. The Sub-Adviser agrees that such records are the property of the Company, and will be surrendered to the Company promptly upon request.

                  (c) The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Company as the Adviser or the Company's administrator may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code, applicable state securities laws and other applicable laws and regulations or regulatory and taxing authorities in countries other than the United States.

                  (d) After filing with the Securities and Exchange Commission any amendment to its Form ADV, the Sub-Adviser will promptly furnish a copy of such amendment to the Adviser.

                  (e) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
         Section 9 of the 1940 Act or any other applicable statute or regulation.

         10. The Adviser represents, warrants and agrees that:

                  (a) It has been duly authorized by the Board of Directors of the Company to delegate to the Sub-Adviser the provision of the services contemplated hereby.

                  (b) The Adviser and the Company are currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser and the Company by applicable law and regulations.

         11. The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

         12. This Agreement shall become effective as of the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of the Company shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

                  Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company, and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval.

                  This Agreement may be terminated at any time without the payment of any penalty (a) by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding voting securities of the Company, upon 60 days' written notice to the Adviser and the Sub-Adviser, or (b) by the Adviser, upon 60 days' written notice to the Sub-Adviser; or (c) by the Sub-Adviser, upon 60 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Company.

         13. No amendment to or modification of this Agreement shall be effective unless and until approved by the vote of a majority of the outstanding shares of the Company.

         14. This Agreement shall be binding upon, and inure to the benefit of, the Adviser and the Sub-Adviser, and their respective successors.

         15. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         16. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Minnesota.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers thereunto duly authorized in multiple counterparts, each of which shall be an original but all of which shall constitute one of the same instrument.

                                                   PIPER CAPITAL MANAGEMENT
                                                   INCORPORATED


                                                   By
                                                     ---------------------------
                                                   Name:
                                                   Title:

                                                   FEDERATED ADVISERS

                                                   By
                                                     ---------------------------
                                                   Name:
                                                   Title:

                                                                      APPENDIX V

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                          THE ADVISERS AND SUB-ADVISERS

PIPER CAPITAL MANAGEMENT INCORPORATED

         The directors and the principal executive officers of Piper Capital are listed below, together with their addresses and principal occupations.

                        Positions and Offices          Other Positions and Offices
Name                     with Piper Capital          and Principal Business Address
----                     ------------------          ------------------------------
Paul A. Dow           Chief Executive Officer and     *
                      Chief Investment Officer

Deborah K. Roesler    Director                        Chief Financial Officer/Treasurer
                                                      of Piper Jaffray Companies Inc.*

Paula R. Meyer        Director and President          *

Keith A. Kale         Director                        Director of Marketing for
                                                      Piper Jaffray Inc.*

------------------------------
*    Address:  222 South Ninth Street, Minneapolis, Minnesota  55402-3804


SALOMON BROTHERS ASSET MANAGEMENT INC.

         The directors and the principal executive officers of Salomon are listed below, together with their addresses and principal occupations.

                            Positions and Offices               Other Positions and Offices
Name                     with Salomon Brothers Inc.           and Principal Business Address
----                     --------------------------           ------------------------------
Thomas W. Brock       Chairman, Chief Executive Officer       Managing Director and Member of the
                      and Managing Director of Salomon        Management Board of Salomon
                                                              Brothers Inc.*

Michael S. Hyland     President, Managing Director and        Managing Director of Salomon
                      Member of the Board of Salomon          Brothers Inc.*

Rodney B. Berens      Managing Director and Member of         Managing Director and Member of
                      the Board of Salomon                    the Management Board of Salomon
                                                              Brothers Inc.*

Vilas V. Gadkari      Managing Director and Member of         Managing Director of Salomon
                      the Board of Salomon                    Brothers Inc. **

Zachary Snow          Secretary of Salomon                    Managing Director and Counsel of
                                                              Salomon Brothers Inc. *

------------------------------

*    Address:  7 World Trade Center, New York, New York 10048
**   Address:  Victoria Plaza, 111 Buckingham Palace Road, London,
                England SWIW OSB

FEDERATED ADVISERS

         The directors and the principal executive officers of Federated are listed below, together with their addresses and principal occupations.

                          Positions and Offices       Other Positions and Offices
Name                      with Federated Advisers    and Principal Business Address
----                      -----------------------    ------------------------------
J. Christopher Donahue    President and Trustee      President and Trustee of Federated
                                                     Investors ("FI"), Federated Management
                                                     ("FM"), and Federated Research ("FR");
                                                     President and Director of Federated
                                                     Research Corp. ("FRC") and Federated
                                                     Global Research Corp; ("FGRC")
                                                     Trustee of Federated Shareholder
                                                     Services Company ("FSSC") and
                                                     Federated Shareholder Services ("FSS");
                                                     and Director of Federated Services
                                                     Company ("FS Co.")  *

Edward C. Gonzales        Vice President             Vice Chairman, Treasurer, and Trustee
                                                     of FI; Vice President of FM, FR, FRC,
                                                     FGRC; Executive Vice President and
                                                     Director of Federated Securities Corp.
                                                     ("FSC"); Trustee of FSSC  *

John F. Donahue           Chairman and Trustee       Chairman and Trustee of FI, FM, and
                                                     FR; Chairman and Director of FRC and
                                                     FGRC  *

John W. McGonigle         Trustee                    Executive Vice President, Secretary and
                                                     Trustee of FI; Trustee of FM, and FR;
                                                     Director of FRC and FGRC; Trustee of
                                                     FSSC; Director of FSC; President and
                                                     Trustee of FSS; Director of FSC  *

------------------------------
*    Address:  Federated Investors Tower, Pittsburg, Pennsylvania  15222-3779

                                                                     APPENDIX VI

                      AGREEMENT AND PLAN OF REORGANIZATION
                                 BY AND BETWEEN
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                                       AND
                         THE AMERICAS INCOME TRUST INC.
                                       AND
                           HIGHLANDER INCOME FUND INC.


                        DATED: AS OF __________ __, 1998

                                TABLE OF CONTENTS

SECTION                                                                    PAGE
-------                                                                    ----

1.     CONVEYANCE OF ASSETS OF THE PIPER FUNDS...........................    2
2.     LIQUIDATION OF THE PIPER FUNDS....................................    3
3.     EFFECTIVE TIME OF THE REORGANIZATION..............................    3
4.     CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF
       THE PIPER FUNDS...................................................    6
5.     CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FAIF........    8
6.     SHAREHOLDER ACTION................................................    8
7.     REGULATORY FILINGS................................................    8
8.     AMENDMENT FILING..................................................    8
9.     FAIF CONDITIONS...................................................    8
10.    THE PIPER FUNDS CONDITIONS........................................   11
11.    FURTHER ASSURANCES................................................   12
12.    INDEMNIFICATION...................................................   12
13.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES........................   13
14.    TERMINATION OF AGREEMENT..........................................   13
15.    AMENDMENT AND WAIVER..............................................   13
16.    GOVERNING LAW.....................................................   13
17.    SUCCESSORS AND ASSIGNS............................................   13
18.    BENEFICIARIES.....................................................   13
19.    BROKERAGE FEES AND EXPENSES.......................................   13
20.    NOTICES...........................................................   13
21.    ANNOUNCEMENTS.....................................................   14
22.    ENTIRE AGREEMENT..................................................   14
23.    COUNTERPARTS......................................................   14


         This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _____, 1998 by and between The Americas Income Trust Inc., a Minnesota corporation ("XUS"), Highlander Income Fund Inc., a Minnesota corporation ("HLA" and collectively with XUS the "Piper Funds") and First American Investment Funds, Inc. ("FAIF"), a Maryland corporation consisting of multiple investment portfolios including, among others, Strategic Income Fund (the "FAIF Fund").

         WHEREAS, each of the Piper Funds is a closed-end management investment company and FAIF is an open-end management investment company, each registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the parties desire that the assets and liabilities of the Piper Funds be conveyed to, and be acquired and assumed by, the FAIF Fund, in exchange for shares of the FAIF Fund which shall thereafter promptly be distributed by the Piper Funds to the shareholders of the Piper Funds in connection with their liquidation as described in this Agreement (the "Reorganization");

         WHEREAS, the parties intend that the FAIF Fund shall have nominal assets and liabilities before the Reorganization and shall continue the investment operations of the Piper Funds thereafter, and that in this regard certain actions shall be taken as described in this Agreement;

         WHEREAS, FAIF also maintains twenty-eight additional investment portfolios -- Micro Cap Value Fund, Regional Equity Fund, Small Cap Value Fund, Mid Cap Value Fund, Equity Income Fund, Equity Index Fund, Health Sciences Fund, Real Estate Securities Fund, Technology Fund, Emerging Markets Fund, International Fund, International Index Fund, Minnesota Intermediate Tax Free Fund, California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Limited Term Income Fund, Intermediate Government Bond Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Balanced Fund, Intermediate Term Income Fund, Fixed Income Fund, Tax Free Fund, Minnesota Tax Free Fund and ADjustable Rate Mortgage Securities Fund -- that are not parties to the Reorganization.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, the parties hereto, intending to be legally bound, agree as follows:

         1. CONVEYANCE OF ASSETS OF THE PIPER FUNDS. (a) At the Effective Time of the Reorganization, as defined in Section 3, all assets of every kind, and all interests, rights, privileges and powers of the Piper Funds, subject to all liabilities of the Piper Funds, whether accrued, absolute, contingent or otherwise existing as of the Effective Time of the Reorganization, which liabilities shall include any obligation of a Piper Fund to indemnify the directors and officers of such Piper Fund, acting in their capacities as such, to the fullest extent permitted by law and the Articles of Incorporation of the applicable Piper Fund as in effect on the date hereof (such assets subject to such liabilities are herein referred to as the "Fund Assets"), shall be transferred and conveyed by the Piper Funds to the FAIF Fund and shall be accepted and assumed by the FAIF Fund as more particularly set forth in this Agreement, such that at and after the Effective Time of the Reorganization: (i) all assets of each Piper Fund shall become and be the assets of the FAIF Fund; and (ii) all liabilities of each Piper Fund shall attach to the FAIF Fund as aforesaid and may thenceforth be enforced against the FAIF Fund to the same extent as if incurred by it.

         (b) Without limiting the generality of the foregoing, it is understood that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned by each Piper Fund, and any deferred or prepaid expenses shown as an asset on each Piper Fund's books, at the Effective Time of the Reorganization, and all goodwill, all other intangible property and all books and records belonging to the Piper Funds. Notwithstanding anything herein to the contrary, FAIF shall not be deemed to have assumed any liability of a Piper Fund to FAIF that arises as a result of the breach of any of the representations, warranties and agreements of the Piper Funds set forth in Section 4, hereof.

         (c) In exchange for the transfer of the Fund Assets, the FAIF Fund shall simultaneously issue to the Piper Funds at the Effective Time of the Reorganization full and fractional shares of common stock in the FAIF Fund having an aggregate net asset value equal to the net value of the Fund Assets so conveyed, all determined and adjusted as provided in this Section 1. In particular, the FAIF Fund shall deliver to each Piper Fund the number of shares, including fractional shares, determined by dividing the value of the Fund Assets of such Piper Fund that are so conveyed, computed in the manner and as of the time and date set forth in this Section, by the net asset value of one FAIF Fund share, computed in the manner and as of the time and date set forth in this Section.

         (d) The net asset value of shares to be delivered by the FAIF Fund, and the net value of the Fund Assets to be conveyed by each Piper Fund, shall, in each case, be determined as of the Effective Time of the Reorganization. The net asset value of shares of the FAIF Fund shall be computed in the manner set forth in the FAIF Fund's then current prospectuses under the Securities Act of 1933, as amended (the "1933 Act"). The net value of the Fund Assets to be transferred by each Piper Fund shall be computed by such Piper Fund and shall be subject to adjustment by the amount, if any, agreed to by FAIF and such Piper Fund. In determining the value of the securities transferred by the Piper Funds to the FAIF Fund, each security shall be priced in accordance with the pricing policies and procedures of the Piper Funds as previsously adopted by the Piper Funds.
For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by the Piper Funds, provided that such determination shall be subject to the approval of FAIF. The Piper Funds and FAIF agree to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Piper Funds and those determined in accordance with the pricing policies and procedures of FAIF prior to the Effective Time of the Reorganization.

         2. LIQUIDATION OF THE PIPER FUNDS. At the Effective Time of the Reorganization, each Piper Fund shall make a liquidating distribution to its shareholders as follows. Shareholders of record of a Piper Fund shall be credited with full and fractional shares of the common stock that is issued by the FAIF Fund in connection with the Reorganization. In addition, each shareholder of record of a Piper Fund shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the shares of such Piper Fund that are held by the shareholder at the Effective Time of the Reorganization. As soon as practicable after the Effective Time, Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Piper Funds will send a notice and transmittal form to each record holder of a common share of one of the Piper Funds at the Effective Time advising such holder of the effectiveness of the Reorganization and of the procedure for surrendering to IFTC his or her certificates formerly evidencing common shares of such Piper Fund. Ownership of the FAIF Fund shares by former shareholders of the Piper Funds will be recorded in book-entry form, and the FAIF Fund will issue confirmations to such shareholder setting forth the number and net asset value of the FAIF Fund common shares held by such shareholders. Fractional shares of the FAIF Fund will be carried to the third decimal place. The FAIF Fund will not issue share certificates. Any share certificates not submitted to IFTC within three months of the Effective Time will be automatically deemed submitted and then canceled and recorded in book-entry form. After the Effective Time of the Reorganization, the Piper Funds shall wind up their affairs and shall file any final regulatory reports, including but not limited to any Form N-SAR filing with respect to each Piper Fund and an application pursuant to Section 8(f) of the 1940 Act for an order declaring that each Piper Fund has ceased to be an investment company.

         3. EFFECTIVE TIME OF THE REORGANIZATION. (a) Delivery of the Fund Assets and the shares of the FAIF Fund to be issued pursuant to Section 1 and the liquidation of the Piper Funds pursuant to Section 2 (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time), and after the declaration of any dividends or distributions on such date, on July 31, 1998, or at such time on such later date as provided herein or as the parties otherwise may agree in writing. (The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization.") To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, Piper shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

         (b) In the event the Effective Time of the Reorganization occurs on a day on which (i) the Exchange or another primary trading market for portfolio securities of the FAIF Fund or the Piper Funds shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the FAIF Fund or the Piper Funds is impracticable, the Effective Time of the

Reorganization shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

         4. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PIPER FUNDS. Each Piper Fund, on behalf of itself, represents and warrants to, and agrees with, FAIF as follows:

                  (a) It is a Minnesota corporation duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Minnesota. It is registered as an closed-end management investment company under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect.

                  (b) It has the power to own all of its properties and assets and, subject to the approvals of shareholders referred to in Section 6, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in Section 4(j), below, to consummate the transactions contemplated by this Agreement.

                  (c) This Agreement has been duly authorized, executed and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 6, the consummation of the transactions contemplated by this Agreement will not, violate its Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                  (d) It has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; it has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and it qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

                  (e) (1) For XUS, the audited financial statements for its fiscal year ended October 31, 1997 and unaudited financial statements for the period ended April 30, 1998, copies of which have been previously furnished to FAIF, present fairly the financial position of XUS as of such dates and the results of its operations and changes in its net assets for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of the knowledge of XUS, there are no liabilities of a material amount of XUS, whether accrued, absolute, contingent or otherwise existing, other than: (i) as of April 30, 1998, liabilities disclosed or provided for in the unaudited financial statements for the period ended April 30, 1998 and liabilities incurred in the ordinary course of business subsequent to April 30, 1998 and (ii) as of the Effective Time of the Reorganization, liabilities disclosed or provided for in the statement of assets and liabilities of XUS that is delivered to FAIF pursuant to Section 8(b) of this Agreement and liabilities incurred in the ordinary course of business.

                  (2) For HLA, the audited financial statements for its fiscal year ended February 28, 1998, copies of which have been previously furnished to FAIF, present fairly the financial position of HLA as of such dates and the results of its operations and changes in its net assets for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of the knowledge of HLA, there are no liabilities of a material amount of HLA, whether accrued, absolute, contingent or otherwise existing, other than: (i) as of February 28, 1998, liabilities disclosed or provided for in the audited financial statements for the period ended February 28, 1998 and liabilities incurred in the ordinary course of business subsequent to February 28, 1998 and (ii) as of the Effective Time of the Reorganization, liabilities disclosed or provided for in the statement of assets and liabilities of XUS that is delivered to FAIF pursuant to Section 8(b) of this Agreement and liabilities incurred in the ordinary course of business.

                  (f) Since the end of its most recently concluded fiscal year, there have been no material changes by it in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to FAIF.

                  (g) It has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

                  (h) Except as disclosed in its most recent Annual Report or as otherwise disclosed in writing to FAIF, there are no material legal, administrative or other proceedings pending or, to its knowledge, threatened, against it which could result in liability on its part and it knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

                  (i) At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Piper Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of its knowledge, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

                  (j) Subject to the approvals of shareholders referred to in
         Section 6, at the Effective Time of the Reorganization, it shall have full right, power and authority to sell, assign, transfer and deliver the Fund Assets and, upon delivery and payment for the Fund Assets as contemplated herein, the FAIF Fund shall acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof, except as imposed by federal or state securities laws or as disclosed to FAIF in writing prior to the Effective Time of the Reorganization.

                  (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by it of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

                  (l) Insofar as the following relate to it, (i) the registration statement filed by FAIF on Form N-14 relating to the shares of the FAIF Fund that will be registered with the SEC pursuant to this Agreement, which shall include or incorporate by reference the proxy statement of the Piper Funds and prospectus of the FAIF Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), and (ii) the proxy materials of the Piper Funds included in the N-14 Registration Statement and filed with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or the documents appended thereto (the "Reorganization Proxy Materials"), from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, and the rules and regulations thereunder, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties made by it in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of FAIF for use therein as provided in Section 7. For these purposes, information shall be considered to have been provided "on behalf" of FAIF if furnished by its investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

                  (m) All of its issued and outstanding shares have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                  (n) It shall not sell or otherwise dispose of any shares of the FAIF Fund to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

                  (o) It shall operate its business in the ordinary course between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

                  (p) Any reporting responsibility of the Piper Fund is and shall remain the responsibility of the Piper Fund for all periods before and including the Effective Time of the Reorganization and such later date on which the Piper Fund is terminated.

                  (q) Except for agreements or other arrangements relating to the purchase and sale of portfolio securities, it has furnished FAIF with copies or descriptions of all contracts to which it is a party.

                  (r) It shall provide a list of all portfolio securities held by it to FAIF at least fifteen days before the Effective Time of the Reorganization and shall immediately notify FAIF's investment adviser of any portfolio security thereafter acquired or sold by it. At the Effective Time of the Reorganization, it shall not hold any portfolio security that is impermissible under the investment policies, objectives and limitations of the FAIF Fund.

         5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FAIF. FAIF, on behalf of the FAIF Fund, represents and warrants to, and agrees with, Piper as follows:

                  (a) It is a Maryland corporation duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Maryland. It is registered as an open-end management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

                  (b) It has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in Section 5(j) below, to consummate the transactions contemplated by this Agreement.

                  (c) This Agreement has been duly authorized, executed and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate FAIF's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                  (d) The FAIF Fund intends to qualify as a regulated investment company under Part I of Subchapter M of the Code.

                  (e) It will value its portfolio securities and other assets in accordance with applicable legal requirements.

                  (f) There are no material contracts outstanding with respect to the FAIF Fund that have not been disclosed in FAIF's current registration statement and which under applicable law are required to be disclosed therein.

                  (g) At the Effective Time of the Reorganization, all federal and other tax returns and reports of the FAIF Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provisions shall have been made for the payment thereof and, to the best knowledge of the FAIF Fund, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

                  (h) There are no material legal, administrative or other proceedings pending or, to its knowledge threatened, against it or the FAIF Fund which could result in liability on the part of FAIF or the FAIF Fund and FAIF knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect the FAIF Fund's financial condition or the conduct of its business and FAIF is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

                  (i) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FAIF of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

                  (j) The N-14 Registration Statement and the Reorganization Proxy Materials, from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization, insofar as they relate to FAIF (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of the Piper Funds for use therein as provided in Section 7. For those purposes, information shall be considered to have been provided "on behalf" of the Piper Funds if furnished by their investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

                  (k) The shares of the FAIF Fund to be issued and delivered to the Piper Funds for the account of the shareholders of the Piper Funds, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of FAIF shall have any preemptive right of subscription or purchase in respect thereto.

                  (l) All of the issued and outstanding shares of the FAIF Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                  (m) It shall operate its business in the ordinary course between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

         6. SHAREHOLDER ACTION. As soon as practicable after the effective date of the N-14 Registration Statement and SEC clearance of the proxy solicitation materials referred to in Section 7, but in any event prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Directors of the Piper Funds shall call, and Piper shall hold, a meeting of the shareholders of each Piper Fund for the purpose of considering and voting upon:

                  (a) a proposal, in connection with the merger between U.S. Bancorp and Piper Jaffray Companies Inc., to ratify and approve an investment advisory agreements between each Piper Fund and Piper Capital Management Incorporated ("Piper Capital");

                  (b) a proposal, in connection with the merger between U.S. Bancorp and Piper Jaffray Companies Inc., to ratify and approve a sub-advisory agreement for XUS between Salomon Brothers Asset Management Inc. and Piper Capital and for HLA between Federated Advisors and Piper Capital;

                  (c) approval of this Agreement and the transactions contemplated hereby; and

                  (d) such other matters as may be determined by the Boards of Directors of Piper and FAIF.

         7. REGULATORY FILINGS. FAIF shall file a post-effective amendment (the "N-1A Post-Effective Amendment") to its registration statement on Form N-1A (File Nos. 33-16905; 811-5309) with the SEC as promptly as practicable so that the FAIF Fund and its shares are registered under the 1933 Act and 1940 Act and shall take all required actions to qualify such shares for sale in the appropriate states. In addition, FAIF shall file an N-14 Registration Statement, which shall include the Reorganization Proxy Materials of the Piper Funds, with the SEC, and with the appropriate state securities commissions, relating to the matters described in Section 6 as promptly as practicable. FAIF and the Piper Funds have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under each of those Acts, to be included in the N-1A Post-Effective Amendment, the N-14 Registration Statement and the Reorganization Proxy Materials.

         8. FAIF CONDITIONS. The obligations of FAIF hereunder shall be subject to the following conditions precedent:

                  (a) This Agreement and the transactions contemplated by this Agreement (which shall not be deemed to include, for these purposes, the matters described in Section 6(a)) shall have been approved by the Board of Directors of each Piper Fund and by the shareholders of each Piper Fund in the manner required by law and this Agreement.

                  (b) Each Piper Fund shall have delivered to FAIF a statement of assets and liabilities of such Piper Fund, together with a list of the portfolio securities of such Piper Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Effective Time of the Reorganization, certified by the Treasurer of such Piper Fund as having been prepared in accordance with generally accepted accounting principles consistently applied.

                  (c) Each Piper Fund shall have duly executed and delivered to FAIF such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as FAIF may reasonably deem necessary or desirable to transfer all of the Piper Funds' right, title and interest in and to the Fund Assets. Such Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

                  (d) All representations and warranties of each Piper Fund made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

                  (e) Each Piper Fund shall have delivered to FAIF a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to FAIF and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the Piper Fund made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement.

                  (f) Each Piper Fund shall have delivered to FAIF written instructions to the custodian for the Piper Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to the FAIF Fund all of such Piper Fund's portfolio securities, cash and any other assets to be acquired by the FAIF Fund pursuant to this Agreement.

                  (g) Each Piper Fund shall have delivered to FAIF a certificate of such Piper Fund's transfer agent stating that the records maintained by the transfer agent (which shall be made available to FAIF) contain the names and addresses of the shareholders of such Piper Fund and the numbers and classes of the outstanding shares of such Piper Fund owned by each such shareholder as of the Effective Time of the Reorganization.

                  (h) At or prior to the Effective Time of the Reorganization, the expenses incurred by each Piper Fund (or accrued up to the Effective Time of the Reorganization) shall have been maintained by such Piper Fund's investment adviser or otherwise so as not to exceed any contractual expense limitations or any expense limitations set forth in the Piper Fund's Annual Report, dated October 31, 1997 (for XUS) and February 28, 1998 (for HLA).

                  (i) At or prior to the Effective Time of the Reorganization, appropriate action shall have been taken by each Piper Fund's investment adviser or otherwise such that no unamortized organizational expenses shall be reflected in such Piper Fund's statement of assets and liabilities delivered pursuant to Section 8(b).

                  (j) FAIF shall have received an opinion of Dorsey & Whitney LLP, counsel to the Piper Funds, in form reasonably satisfactory to FAIF and dated the Effective Time of the Reorganization, substantially to the effect that (i) each Piper Fund is a Minnesota corporation duly established and validly existing under the laws of the State of Minnesota; (ii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by each Piper Fund and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or Bylaws of each Piper Fund or any material contract known to such counsel to which either Piper Fund is a party or by which it is bound; (iv) the only Piper Funds shareholder approval required with respect to the consummation of the transactions contemplated by this Agreement is the approval of a majority of the outstanding shares of the Piper Funds; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Piper Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to FAIF.

                  (k) FAIF shall have received an opinion of Dorsey & Whitney LLP addressed to FAIF and the Piper Funds in form reasonably satisfactory to them, and dated the Effective Time of the Reorganization, substantially to the effect that, for federal income tax purposes (i) the transfer by each Piper Fund of all of its Fund Assets to the FAIF Fund in exchange for shares of the FAIF Fund, and the distribution of such shares to the shareholders of the Piper Funds, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C), (D) or (F) of the Code; (ii) no income, gain or loss will be recognized by either Piper Fund as a result of such transactions; (iii) no income, gain or loss will be recognized by the FAIF Fund as a result of such transactions; (iv) no income, gain or loss will be recognized by the shareholders of either Piper Fund on the distribution to them by the Piper Funds of shares of the FAIF Fund in exchange for their shares of the Piper Funds (but shareholders of the Piper Fund subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Piper Funds which are distributed by the Piper Funds prior to the Effective Time of the Reorganization); (v) the tax basis of the FAIF Fund shares received by each shareholder of the Piper Funds will be the same as the tax basis of the shareholder's Piper Funds shares exchanged therefor; (vi) the tax basis of the Fund Assets received by the FAIF Fund will be the same as the basis of such Fund Assets in the hands of the Piper Funds immediately prior to the transactions; (vii) a shareholder's holding period for FAIF Fund shares will be determined by including the period for which the shareholder held the shares of the Piper Funds exchanged therefor, provided that the shareholder held such shares of the Piper Funds as a capital asset at the Effective Time of the Reorganization; (viii) the holding period of the FAIF Fund with respect to the Fund Assets will include the period for which such Fund Assets were held by the Piper Funds, provided that the Piper Funds held such assets as capital assets; and (ix) the FAIF Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Piper Funds as of the Effective Time of the Reorganization.

                  (l) The Fund Assets to be transferred to the FAIF Fund under this Agreement shall include no assets which the FAIF Fund may not properly acquire pursuant to its investment limitations or objectives or may not otherwise lawfully acquire.

                  (m) The N-1A Post-Effective Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of FAIF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

                  (n) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

                  (o) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

                  (p) Prior to the Effective Time of the Reorganization, each Piper Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any, for the taxable years ending October 31, 1997 (for XUS) and February 28, 1998 (for HLA) and for the taxable periods from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable years ending October 31, 1997 (for XUS) and February 28, 1998 (for HLA), and in the taxable periods from said date to and including the Effective Time of Reorganization.

                  (q) The Piper Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

                  (r) FAIF shall have been furnished at the Effective Time of the Reorganization with a certificate signed by an appropriate officer of Piper Capital dated as of such date stating that all statistical and research data, clerical, accounting and bookkeeping records, periodic reports to the SEC and any state securities agencies, tax returns and other tax filings, shareholder lists and other material shareholder data, complaint files and all other information, books, records and documents maintained by Piper Capital and belonging to the Piper Fund, including those required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, have been delivered to FAIF.

         9. THE PIPER FUNDS CONDITIONS. The obligations of the Piper Funds hereunder shall be subject to the following conditions precedent:

                  (a) This Agreement and the transactions contemplated by this Agreement (which shall not be deemed, for these purposes, to include the matter described in Section 6(a)) shall have been approved by the Board of Directors of FAIF and by the shareholders of the Piper Fund in the manner required by law and this Agreement.

                  (b) All representations and warranties of FAIF made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

                  (c) FAIF shall have delivered to Piper a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Piper Funds and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the FAIF Fund made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement and that, to its best knowledge, the Fund Assets to be transferred to the FAIF Fund under this Agreement as set forth in Subsection 8(b) include only assets which the FAIF Fund may properly acquire under its investment policies, limitations and objectives and may otherwise be lawfully acquired by the FAIF Fund.

                  (d) The Piper Fund shall have received an opinion of Dorsey & Whitney LLP in form reasonably satisfactory to the Piper Funds and dated the Effective Time of the Reorganization, substantially to the effect that (i) FAIF is a Maryland corporation duly established and validly existing under the laws of the State of Maryland; (ii) the shares of the FAIF Fund to be delivered to the Piper Funds as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by FAIF; (iii) this Agreement has been duly authorized, executed and delivered by FAIF, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights generally and to the application of general principles of equity; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of FAIF or any material contract known to such counsel to which FAIF is a party or by which it is bound; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FAIF of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Piper Funds.

                  (e) The Piper Funds shall have received an opinion of Dorsey & Whitney LLP addressed to FAIF and the Piper Funds in form reasonably satisfactory to them, and dated the Effective Time of Reorganization, with respect to the matters specified in Subsection 9(k).

                  (f) The N-1A Post-Effective Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of FAIF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

                  (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                  (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

                  (i) FAIF shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

                  (j) The Piper Funds shall have received from FAIF a duly executed instrument whereby the FAIF Fund assumes all of the liabilities of the Piper Fund.

         10. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder.

         11. INDEMNIFICATION. (a) FAIF agrees to indemnify and hold harmless each Piper Fund and each director and officer of each Piper Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, the Piper Funds and any director and officer of a Piper Fund may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by FAIF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         (b) Each Piper Fund agrees to indemnify and hold harmless FAIF and each of FAIF's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, FAIF or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Piper Fund of any of its representation, warranties, covenants or agreements set forth in this Agreement.

         12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement shall survive the delivery of the Fund Assets to the FAIF Fund and the issuance of the shares of the FAIF Fund at the Effective Time of the Reorganization.

         13. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at or, in the case of Subsections 13(c) or (d), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board of Directors as provided below:

                  (a) by FAIF if the conditions set forth in Section 8 are not satisfied as specified in said Section;

                  (b) by the Piper Funds if the conditions set forth in Section 9 are not satisfied as specified in said Section;

                  (c) by mutual consent of both parties; and

                  (d) by the Piper Funds or FAIF if determined by its Board of Directors that proceeding with the transactions contemplated herein is inadvisable.

         14. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of the Piper Funds (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors and with or without the further approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the Board of Directors of the waiving party with or without the approval of such party's shareholders).

         15. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Minnesota.

         16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

         17. BENEFICIARIES. Except as set forth in Section 11 hereof with respect to the directors and officers of the Piper Funds and of FAIF, nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

         18. BROKERAGE FEES AND EXPENSES. FAIF and each Piper Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         19. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by facsimile to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to an internationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or facsimile number stated below or to such other address or facsimile number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

            If to FAIF:             First American Investment Funds, Inc.
                                    Oaks, Pennsylvania 19456

            With copies to:         Kathleen L. Prudhomme
                                    Dorsey & Whitney LLP
                                    Pillsbury Center South
                                    220 South Sixth Street
                                    Minneapolis, Minnesota 55402
                                    Facsimile Number: (612) 340-8738

            If to XUS:              The Americas Income Trust Inc.
                                    222 South Ninth Street
                                    Minneapolis, MN 55402-3804

            With copies to:         Susan S. Miley, Esq.
                                    Piper Capital Management Incorporated
                                    222 South Ninth Street
                                    Minneapolis, MN 55402-3804
                                    Facsimile Number: (612) 342-1673

                                    Stuart Strauss, Esq.
                                    Gordon Altman Butowsky Weitzen
                                    Shalov & Wein
                                    114 W. 47th Street
                                    New York, New York 10036
                                    Facsimile Number: (212) 626-0799

            If to HLA:              Highlander Income Fund Inc.
                                    222 South Ninth Street
                                    Minneapolis, MN 55402-3804

            With copies to:         Susan S. Miley, Esq.
                                    Piper Capital Management Incorporated
                                    222 South Ninth Street
                                    Minneapolis, MN 55402-3804
                                    Facsimile Number: (612) 342-1673

                                    Stuart Strauss, Esq.
                                    Gordon Altman Butowsky Weitzen
                                    Shalov & Wein
                                    114 W. 47th Street
                                    New York, New York 10036
                                    Facsimile Number: (212) 626-0799

         20. ANNOUNCEMENTS. Any announcement or similar publicity with respect to this Agreement or the transactions contemplated herein shall be made only at such time and in such manner as the parties shall agree; provided that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

         21. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

         22. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                           THE AMERICAS INCOME TRUST INC.

ATTEST:


----------------------------------         -------------------------------------

----------------                           -------------------
Secretary                                  President


                                           HIGHLANDER INCOME FUND INC.

ATTEST:


----------------------------------         -------------------------------------

----------------                           -------------------
Secretary                                  President



                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

ATTEST:


----------------------------------         -------------------------------------
Michael J. Radmer
Secretary                                  -------------------
                                           President

                                                                    APPENDIX VII

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         This Appendix compares the investment objectives and certain investment policies and restrictions of XUS and HLA (the "Piper Funds") and Strategic Fund. The following as it relates to Strategic Fund is qualified in its entirety by the more detailed information included in the preliminary prospectus for the Class A shares Strategic Fund, which is attached to the Combined Proxy Statement/Prospectus as Appendix XII.

         The investment objective of each Piper Fund is fundamental, which means that it may not be changed without a vote of the holders of a majority, as that term is defined in the 1940 Act, of the outstanding shares of that Piper Fund. The investment objectives and restrictions of Strategic Fund are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in Strategic Fund having investment objectives different from those which shareholders considered appropriate at the time of approving the Reorganization. Shareholders will receive written notification at least 30 days prior to any change in Strategic Fund's investment objectives.


INVESTMENT OBJECTIVES AND POLICIES

         The Americas Income Trust Inc.

         The primary investment objective of XUS is to provide a high level of current income; its secondary objective is to seek capital appreciation. XUS will seek to achieve its investment objectives through investment primarily in North American Debt Securities. North American Debt Securities are debt securities denominated in U.S. dollars, Canadian dollars or Mexican pesos that are: (a) issued or guaranteed by the U.S., Canadian or Mexican governments, or their political subdivisions (including the Canadian Provinces but excluding individual states of the United States), agencies or instrumentalities or the central bank of any of the foregoing, (b) of companies organized in the U.S., Canada or Mexico or for which the principal trading market is located in such countries, (c) of companies that derive at least 50% of their gross revenues from either goods produced, sales made, services performed or investments in companies in such countries or (d) of companies which have at least 50% of their total assets located in the U.S., Canada or Mexico. The balance of XUS's assets may be invested in debt securities issued by issuers located outside of North America. At least 65% of XUS's assets will be invested in securities rated BBB or higher by Standard & Poor's or an equivalent rating from another NRSRO or, if unrated, determined by XUS's adviser to be of comparable quality. XUS may invest up to 35% of its in debt securities rated below BBB by Standard & Poor's or another NRSRO or, if unrated, determined by the sub-adviser to be of comparative quality. In addition, XUS may invest up to 35% of its total assets in unrated securities. The Fund may not invest more than 35% of its total assets, collectively, in unrated securities and non-investment grade or comparable quality securities. Securities rated below Baa by Moody's or below BBB by Standard & Poor's, and unrated securities of comparable quality, are commonly known as "junk bonds." There is no minimum rating requirement for the lower-rated debt securities in which XUS will invest; XUS may invest in lower-rated debt securities rated as low as C by Moody's or D by Standard & Poor's, or in unrated securities that the Sub-Adviser deems of comparable quality. Securities rated D are in default.

         ALLOCATION OF ASSETS AMONG GEOGRAPHIC REGIONS. Under normal circumstances, at least 65% of XUS's total assets will be invested in North American Debt Securities. XUS's adviser actively manages XUS's assets in relation to market conditions and changes in general economic conditions in the U.S., Canada and Mexico, including its expectations regarding interest rate changes and changes in currency exchange rates between the currencies of these countries, to attempt to take advantage of favorable investment opportunities in each country. The allocation between the U.S., Canada and Mexico may change in accordance with the foregoing considerations. XUS is authorized to invest up to 35% of its total assets in issuers located outside of North America. The investments outside of North America are made principally in debt securities issued by issuers located in Central America or South America and denominated or payable in any currency in which XUS may invest. In determining the extent to which assets are allocated to Central America and South America, XUS's sub-adviser monitors developments in the economic status of such countries, as reflected in, among other things, their inflation rates, the amount of their external debt and their gross domestic product to determine the ability of issuers in these countries to honor their obligations. Central America and South America consist of: Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela. The investments outside of North American consist primarily of securities issued by foreign governments, their political subdivisions, agencies, instrumentalities or central banks thereof.

         ALLOCATION OF ASSETS AMONG CURRENCIES AND MATURITIES. The debt securities in which XUS is authorized to invest may be denominated or payable in any currency. An integral part of the Adviser's investment strategy is to seek to benefit from favorable changes in the value of non-U.S. currencies relative to the U.S. dollar. Accordingly, a substantial portion of XUS's assets are invested in debt securities denominated in currencies other than the U.S. dollar and hedging transactions generally are not utilized to seek to lock in the U.S. dollar equivalent of such securities. The securities in which XUS invests may have stated maturities ranging from overnight to 40 years. The average maturity of XUS's portfolio will vary based upon the assessment by XUS's sub-adviser of economic and market conditions.

         Highlander Income Fund Inc.

         The investment objective of HLA is to provide a high level of current income. HLA seeks to achieve its objective by investing in a diversified, professionally managed portfolio of fixed income securities consisting primarily of a combination of High Grade Mortgage-Backed Securities and Lower-Rated Fixed Income Securities (as both terms are defined below).

         Under normal circumstances, between 80% and 100% of the total assets of the Fund will be invested in a combination of (a) Mortgage-Backed Securities (described below) rated A or higher by Moody's or Standard & Poor's, comparably rated by any other NRSRO or issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("High Grade Mortgage-Backed Securities") and (b) fixed income securities rated in the lower rating categories of any NRSRO (Baa or lower by Moody's and BBB or lower by Standard & Poor's) or, if unrated, of comparable quality as determined by the Sub-Adviser ("Lower-Rated Fixed Income Securities"). Securities rated below Baa by Moody's or below BBB by Standard & Poor's, and unrated securities of comparable quality, are commonly known as "junk bonds." There is no minimum rating requirement for the Lower-Rated Fixed Income Securities in which HLA will invest; HLA may invest in Lower-Rated Fixed Income Securities rated as low as C by Moody's or D by Standard & Poor's, or in unrated securities that the Sub-Adviser deems of comparable quality. Securities rated D are in default. HLA's adviser may vary the average maturity of the securities in HLA without limit, and there is no restriction on the maturity of any individual security. Under normal circumstances, at least 65% of the total assets of HLA will be invested in securities producing current income.

         Under normal circumstances, the Fund will have at least 30% of its total assets invested in High Grade Mortgage Securities and at least 30% of its total assets invested in Lower-Rated Fixed Income Securities. In addition, under normal circumstances HLA will not invest any more than 70% of its total assets in either typed security. The allocation of assets in HLA's portfolio varies from time to time based on the Adviser's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any time.

         In a further attempt to decrease portfolio volatility, HLA's sub-adviser uses certain professional portfolio management techniques to reduce the risks of investing of Lower-Rated Fixed Income Securities. These techniques include:

                  CREDIT RESEARCH -- HLA's sub-adviser performs its own credit analysis in addition to using recognized rating agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis of HLA's sub-adviser considers the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest, or dividend coverage and earnings. In evaluating an issuer, HLA's sub-adviser places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

                  DIVERSIFICATION -- HLA invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

                  ECONOMIC ANALYSIS -- HLA's sub-adviser analyzes current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

         HLA may invest without limitation in securities that lack an established trading market or are otherwise considered illiquid. Unlike XUS, which may invest primarily in fixed income securities issued by non-U.S. issuers, HLA may invest only up to 10% of its total assets in fixed income securities issued by non-U.S. issuers.

         Under unusual market or economic conditions, HLA for temporary defensive purposes may invest up to 100% of its total assets in U.S. Governmental Securities (as described below), high quality debt securities with less than one year remaining to maturity, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, and repurchase agreements relating to any of the foregoing, or may hold its assets in cash.

         FAIF Strategic Income Fund

         Similar to XUS and HLA, the objective of Strategic Fund is to provide a high level of current income. Strategic Fund pursues its investment objective by investing in a diversified portfolio primarily consisting of domestic corporate debt obligations, U.S. government securities and foreign government and corporate debt obligations, including Lower-Rated Fixed Income Securities. Under normal circumstances, Strategic Fund's assets will be invested in each of these three sectors, with no more than 50% invested in any one sector. Distributable income will fluctuate as Strategic Fund shifts assets among the three sectors. Unlike HLA, which may invest no more than 10% of its total assets in fixed income securities issued by non-U.S. issuers, Strategic Fund may, from time to time, invest up to 100% of its total assets in foreign government and corporate debt obligations, if, in the judgment of its adviser, Strategic Fund has the opportunity of seeking a high level of current income without undue risk to principal. In addition, unlike XUS, which may not invest more than 35% of its total assets in fixed income securities rated BB or lower by Standard & Poor's, or HLA which may invest no more than 70% of its net assets in such lower-rated debt fixed income securities, Strategic Fund may invest without limitation in such lower-rated debt securities. Accordingly, Strategic Fund's investments should be considered speculative. There will be no limit to weighted average maturity of the fund. For a complete description of the investment objectives and policies of Strategic Fund, see the preliminary prospectus attached to the Combined Proxy Statement/Prospectus as Appendix XII.


INVESTMENT RESTRICTIONS

         The Americas Income Trust Inc.

         XUS has adopted certain fundamental investment restrictions that may not be changed without shareholder approval. XUS may not issue senior securities in the form of indebtedness or borrow money (including on margin if marginable securities are owned), except if after each borrowing there is asset coverage of at least 300% (including the proceeds of such senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with, to the extent permitted under the 1940 Act, interest rate transactions, currency swaps, options on securities, futures contracts and options on futures contracts, foreign currency transactions, when-issued and forward commitment transactions, repurchase agreements, reverse repurchase agreements and similar investment strategies. XUS's collateral arrangements with respect to options, futures contracts and options on futures contracts, and collateral requirements with respect to initial and variation margin are not considered by the Trust to be the issuance of a senior security. A complete list of XUS's investment restrictions is set forth in the Statement of Additional Information relating to this Proxy Statement/Prospectus.

         Highlander Income Fund Inc.

         HLA has adopted certain fundamental investment restrictions that may not be changed without shareholder approval. For example, HLA may not invest 25% or more of the value of its total assets in the securities of any one issuer or in the securities of issuers conducting their principal business activities in the same industry, provided that HLA will invest more than 25% of its total assets in mortgage-backed securities, exclusive of stripped mortgage-backed securities. This restriction does not apply to securities issued or guaranteed by the United Stated Government or its agencies or instrumentalities (other than securities included in the definition of Mortgage Backed Securities). Similar to XUS, a second restriction provides that HLA may not issue senior securities in the form of indebtedness or borrow money (including on margin if marginable securities are owned), except if after each borrowing there is asset coverage of at least 300% (including the proceeds of such senior securities issued and money borrowed), or pledge its assets other than to secure such issuances or borrowing or in connection with, to the extent permitted under the 1940 Act, hedging transactions, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. HLA's collateral arrangements with respect to options, futures contracts and options on future contracts, and collateral requirements with respect to initial and variation margin are not considered by HLA to be the issuance of a senior security. A complete list of HLA's investment restrictions is set forth in the Statement of Additional Information relating to this Proxy Statement/Prospectus.

         FAIF Strategic Income Fund

         Strategic Fund has adopted certain fundamental investment restrictions that may not be changed without shareholder approval. The Fund will not borrow, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed one-third of the Fund's total assets. The Fund will not lend any of its assets, except portfolio securities up to one-third of the Fund's total assets. The Fund will not invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry. The Fund will not issue any senior securities (as defined in the 1940 Act), except under certain circumstances. The Fund will not make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and as may be necessary to make margin payments in connectin with foreign currency futures and other derivative transactions. The Fund will not purchase or sell physical commodities or futures or options contracts with respect to physical commodities. The Fund will not purchase or sell real estate or real estate mortgage loans, except in mortgage-backed securities. The Fund will not act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

         Comparison of Other Investment Restrictions

         Unlike HLA, which has no limit on investments in securities that lack an established secondary trading market or are otherwise illiquid, XUS will not invest more than 25% of its total assets in such illiquid securities and Strategic Fund, as a non-fundamental policy, will not invest more than 15% of its net assets in such illiquid securities. Both XUS and Strategic Fund will not invest more than 25% of the value of its total assets in any one industry or government securities of any one foreign country, except for securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Similarly, HLA will not invest more than 25% of its total assets in the securities of any one issuer or in the securities of issuers conducting their principal business activities in the same industry, provided that HLA will invest more than 25% of its total assets in mortgage-backed securities, exclusive of stripped mortgage-backed securities. XUS is a "non-diversified" investment company and, as such, may invest a relatively high percentage of its assets in the securities of a limited number of issuers, which may result in XUS's portfolio securities being more susceptible to any single economic, political or regulatory occurrence than the portfolio securites of HLA or Strategic Fund. Nevertheless, XUS must meet certain diversification tests in order to maintain its status as a regulated investment company. As such with respect to 50% of its total assets, XUS will not invest more than 5% of the value of its total assets in the outstanding securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer, other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof. HLA and Strategic Fund are both diversified funds. Therefore, each Fund, with respect to 75% of its total assets, will not invest more than 5% of the value of its total assets in the outstanding securities of any one issuer or more than 10% of the outstanding voting securites of any one issuer, other than securities issued of guaranteed by the U.S. government or any agency or instrumentality thereof.

         In addition, none of Strategic Fund or the Piper Funds will: (i) underwrite the securities of other issuers, except in certain circumstances;
(ii) purchase, hold, sell or deal in real estate or interests therein, except for Mortgage-Backed Securities (described below) and similar instruments; (iii) make any short sale of securities; (iv) purchase or sell commodities or commodity contracts, except that each Fund amy purchase and sell future contracts and options on futures; (v) invest for the purpose of exercising control over the management of any company; and (vi) purchase securities on margin.


DESCRIPTION OF PORTFOLIO SECURITIES

         Government Securities

         XUS and Strategic Fund may invest in debt securities issued or guaranteed by governments of the U.S., or any other foreign government, their political subdivisions and agencies and instrumentalities or the central bank of any of the foregoing. XUS focuses its foreign government securities investments in Canada and Mexico. HLA limits its government securities investments primarily to debt securities issued or guaranteed by the U.S. government.

         UNITED STATES GOVERNMENT SECURITIES. U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including: (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the United States and which differ only in their interest rates, maturities and times of issuance U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government-guaranteed Mortgage-Backed Securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association direct pass-through certificates), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). The U.S. Government may also guarantee other debt obligations of special purpose borrowers.

         CANADIAN GOVERNMENT SECURITIES. Canadian Government Securities include securities issued or guaranteed by the Government of Canada, the Government of a Province of Canada or their agencies and Crown corporations.

         The Bank of Canada, acting on behalf of the federal government, is responsible for the distribution of Government of Canada Treasury bills and federal bond issues. The Bank of Canada holds weekly auctions of Treasury bills (maturities of one year or less) and offers new issues of federal bonds through investment dealers and banks. An offering of Government of Canada bonds frequently consists of several different issues with various maturity dates, representing different segments of the yield curve and generally having maturities ranging from three to 25 years. The Bank of Canada usually purchases a previously announced amount of each offering of bonds. NHA Mortgage-Backed Securities, described below, are also Canadian Government Securities because they benefit from a guarantee by the Canada Mortgage and Housing Corporation ("CMHC") but are not distributed by the Bank of Canada.

         All Canadian Provinces have outstanding bond issues and several Provinces also guarantee bond issues of Provincial authorities, agencies and Provincial Crown corporations. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies. Most Canadian Provinces also issue treasury bills.

         Many municipalities and municipal financial authorities in Canada raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government Securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the Provincial bond market.

         MEXICAN GOVERNMENT SECURITIES. Mexican Government Securities include those securities which are issued or guaranteed by the Mexican Treasury or by Mexican government agencies or instrumentalities or by Mexican states.

         The debt market in Mexico began to develop rapidly after the promulgation of the Securities Market Law in 1975. Since 1975, the government has issued the following types of debt securities, all of which are traded on the Mexican Stock Exchange: (i) CETES--peso-denominated discount debt securities having maturities of one year or less sold through auctions regulated by Banco de Mexico; (ii) BONDES--peso-denominated long-term development bonds sold through a weekly auction regulated by Banco de Mexico; (iii) AJUSTABONOS--peso-denominated three-year bonds with a fixed coupon rate on a variable face amount which is adjusted in proportion to fluctuations in the Mexican consumer price index; and (iv) TESOBONOS--U.S. dollar-denominated securities sold at a weekly auction which are paid in pesos equal to the value of the U.S. dollar calculated at the prevailing exchange rate.

         In addition, a variety of other special purpose bonds are issued by the Mexican federal government or its agencies, such as development bonds, bank indemnity bonds and urban renovation bonds, as well as bank development bonds and industrial development bonds.

         OTHER GOVERNMENT SECURITIES. Other Government Securities are debt securities issued by the governments of a country other than the U.S., Canada or Mexico or an agency, instrumentality or central bank thereof. Other government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

         Mortgage-Backed Securities

         Each of XUS, HLA and Strategic Fund may invest a substantial portion of its assets in securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property ("Mortgage-Backed Securities"). HLA only invests in Mortgage-Backed Securities rated A or higher by Moody's or Standard & Poor's, comparably rated by any NRSRO, or issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         U.S. MORTGAGE-BACKED SECURITIES. U.S. Mortgage-Backed Securities are securities that, directly or indirectly, represent participation in, or are secured by and payable from, loans secured by real property including pass-through securities such as Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") and Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC") Certificates, private pass-through securities, commercial mortgage-backed securities and certain collateralized mortgage obligations. Mortgage-Backed Securities may have fixed or adjustable interest rates. There are currently three basic types of U.S. Mortgage-Backed Securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as Ginnie Mae, Fannie Mae and Freddie Mac; (ii) those issued by non-governmental issuers that represent interests in, or are collateralized by, Mortgage-Backed Securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (ii) and
(iii) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         STRIPPED MORTGAGE-BACKED SECURITIES. XUS, HLA and Strategic Fund may also invest in Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities which may entitle the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest (the "IO class") or the principal (the "PO class") on the underlying pool of mortgage loans or Mortgage-Backed Securities. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or Mortgage-Backed Securities. These securities may be extremely volatile. Under the Internal Revenue Code, SMBS generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the applicable fund. In addition, the Staff of the Division of Investment Management of the Securities and Exchange Commission considers privately issued SMBS to be illiquid securities.

         CMOS. XUS, HLA and Strategic Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are pass-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence although certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the applicable fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs are issued by government or non-government entities such as banks, mortgage lenders, or other financial institutions. HLA does not invest more than 15% of its total assets, collectively, in SMBS or inverse or reverse floating CMOs.

         OTHER MORTGAGE-BACKED SECURITIES. It is anticipated that as the housing markets of countries other than the U.S. and Canada continue to grow, the development of a market for mortgage-backed securities in such countries is likely. XUS, HLA and Strategic Fund may each invest in mortgage-backed securities issued by issuers outside of the U.S. and Canada.

         Other Debt Securities

         RESTRUCTURED DEBT. XUS may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the adoption by debtor nations of certain economic reforms and the exchange of commercial bank debt. Under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank and/or the International Monetary Fund ("IMF"). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Brady Bonds have been issued only recently and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, and bonds bearing an interest rate which increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nation's reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

         FOREIGN INDEX LINKED INSTRUMENTS. XUS, HLA and Strategic Fund may invest in instruments issued by the U.S. or a foreign government, or by private companies, which return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("Foreign Index Linked Instruments"). A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential in interest rates between two currencies, or the level of interest rate in a particular country or countries. In the case of Foreign Index Linked Instruments linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Instrument. In the case of Foreign Index Linked Instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Instrument. HLA may not invest more than 10% of its total assets in Foreign Index Linked Instruments. Strategic Income has no such limit.

         MUNICIPAL OBLIGATIONS. Municipal Obligations include debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Obligations may be used include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term "Municipal Obligations" if the interest paid thereon qualifies as exempt from federal income tax. Municipal Obligations in which XUS, HLA and Strategic Fund will invest bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax, although such interest may be subject to the federal alternative minimum tax. However, because XUS, HLA and Strategic Fund will not satisfy the requirements for passing through the character of tax-exempt interest to shareholders, distributions to shareholders attributable to tax-exempt interest will be taxed in the same manner as distributions to shareholders attributable to taxable interest. XUS, HLA and Strategic Fund may purchase Municipal Zero Coupon Securities which are debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. However, HLA may not invest more than 10% of its total assets in Municipal Obligations and such Municipal Obligations must be rated A or higher by Moody's or Standard & Poor's or another NRSRO.

         Municipal Obligations may be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in the some cases, from the proceeds of a special excise or other specific revenue source. Industrial development, private activity and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending upon numerous factors. Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of or interest on its Municipal Obligations may be materially affected. The market prices of Municipal Zero Coupon Securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-Municipal Zero Coupon Securities.

         ASSET-BACKED SECURITIES. Each of XUS, HLA and Strategic Fund may invest in Asset-Backed Securities, which are securities that directly or indirectly represent a participation in or are secured by or payable from a pool of assets representing the obligation of a number of different parties. Asset-Backed Securities apply the securitization techniques used to develop Mortgage-Backed Securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. In general, the collateral supporting Asset-Backed Securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Furthermore, the effect of prepayments on securities that have shorter maturities such as Asset-Backed Securities is much smaller than the effect of prepayments on securities having longer maturities such as Mortgage-Backed Securities.

         Corporate Fixed Income Securities

         XUS, HLA and Strategic Fund may invest in Corporate Fixed Income Securities. The Corporate Fixed Income Securities in which XUS, HLA and Strategic Fund may invest include corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates and preferred stock. Certain of the Corporate Fixed Income Securities in which the Funds may invest may involve equity characteristics. The Funds may, for example, invest in warranties for the acquisition of stock of the same or of a different issuer or in corporate fixed-income securities that have conversion or exchange rights permitting the holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the Funds may invest in participations that are based on revenues, sales or profits of an issuer or in common stock offered as a unit with corporate fixed-income securities. No more than 5% of HLA's total assets is invested in common stock. XUS and Strategic Fund have no such limit.

         CONVERTIBLE SECURITIES. Each of XUS, HLA and Strategic Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases.

         WARRANTS. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Each of XUS, HLA and Strategic Fund may invest in warrants for equity securities that are acquired as units with debt instruments and warrants for debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants does not necessarily change with the value of the underlying securities and a warrant ceases to h ave value if it is not exercised prior to its expiration date.

         ZERO COUPON, PAY-IN-KIND AND DELAYED INTEREST SECURITIES. XUS, HLA and Strategic Fund each may invest in zero coupon, pay-in-kind and delayed interest securities, including custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on the underlying securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest in zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, investments by the Funds in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the applicable fund each year.


INVESTMENT MANAGEMENT PRACTICES AND TECHNIQUES

         The Funds may engage in the following investment techniques to the extent indicated.

         Hedging

         Each of the Funds may engage in various interest rate transactions, consisting of interest rate swaps, caps and floors, futures, and put and call transactions (collectively, "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to the rise in interest rates), to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position int he securities markets as a temporary substitute for purchasing particular securities or, in the case of calls, to enhance income. The Hedging Transactions that each of the Funds may use are described below.

         INTEREST RATE TRANSACTIONS. Each of XUS, HLA and Strategic Fund may engage in interest rate transactions. To preserve a return or spread on a particular investment or portion of its portfolio, or for other non-speculative purposes, a Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. Such Fund does not intend to use these transactions for speculative purposes. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

         The Funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Funds will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated at least A by Moody's or S&P, comparably rated by any other nationally recognized statistical rating organization or, if unrated, determined by their adviser to be of comparable quality. Each Fund's adviser monitors the creditworthiness of contraparties on an ongoing basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Funds. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Funds' risk of loss consists of the net amount of interest payments that such Fund contractually is entitled to receive. For XUS and HLA, the aggregate purchase price of caps and floors held by the fund may not exceed 5% of the Fund's total assets. The Fund may sell (i.e., write) caps and floors without limitation, subject to a segregated account requirement described in the Statement of Additional Information under "Investment Objective and Policies."

         OPTIONS ON SECURITIES. In order to reduce fluctuations in net asset value, each of the Funds may write (i.e., sell) covered put and call options and, for hedging purposes, purchase put and call options on the securities in which it may invest. Strategic Fund may not write or purchase options, except that it may write covered call options and secured put options on up to 25% of its net asses and may purchase put and call options, provided that no more than 5% of the fair market value of its net assets may be invested in premiums on such options. XUS and HLA do not have a similar limitation. Such options are traded on United States and foreign securities exchanges and in the over-the-counter markets.

         A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price. A call option written by one of the Funds is "covered" if such Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash considerations (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by such Fund in cash, U.S. Government Securities or other liquid high-grade debt securities in a segregated account with its custodian. A put option written by one of the Funds is "covered" if such Fund maintains cash, U.S. Government Securities or other liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. Each of the Funds will not write puts if, as a result, more than 50% of the Fund's total assets would be required to be segregated. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Funds may write call options that are not covered for cross-hedging purposes. A call option written for cross-hedging purposes is designed to provide a hedge against a decline in the value of another security that the Fund owns or has the right to acquire. A Fund will write such a call option only when its adviser expects that price changes in the security on which the option is written will correlate well with price changes in a security in such Fund's portfolio. The risk of imperfect correlation, however, always exists. In such circumstances, a Fund collateralizes the option by maintaining in a segregated account with such Fund's custodian cash, U.S. Government Securities or other liquid high-grade debt securities in an amount not less than the market value of the underlying security, marked to market daily. There are no numerical limitations on the Funds' ability to write call options.

         In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, a Fund would be a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by one of the Funds were permitted to expire without being sold or exercised, its premium would be lost by such Fund.

         If a put option written by one of the Funds were exercised, such Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by one of the Funds were exercised, such Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by such Fund at a lower price than its current market value. A Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The exchanges have established position limits governing the maximum number of options which may be written by an investor or group of investors acting in concert. Similarly, the Commodities Features Trading Commission and the Chicago Board of Trade have established futures position limits for an investor or group of investors acting in concert. (A discussion of the Funds' ability to invest in futures contracts and options thereon is set forth below). The position limits may restrict a Fund's ability to purchase or write options on a particular security or to enter into futures contracts. It is possible that a Fund and other clients of its adviser may be considered to be a group of investors acting in concert. Thus, the number of options or futures transactions which a Fund may enter into may be affected by options or futures transactions of other investment advisory clients of its adviser.

         Over-the-counter options are purchased or written by one of the Funds in privately negotiated transactions. Such options are illiquid and it may not be possible for such Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when its Adviser believes it would be advantageous to do so.

         A more complete discussion of the general characteristics and risk of options is included in the Statement of Additional Information.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Funds may invest, including for XUS and Strategic Fund foreign securities and currencies ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed income securities underlying the index is made. Options on futures contracts to be written or purchased by one of the Funds will be traded on exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities which such Fund intends to purchase at a later date. The successful use of such instruments relies upon an adviser's experience with respect to such instruments and usually depends upon an adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, such Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if such Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. Such Fund may have to sell securities at a time when it may be disadvantageous to do so. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.

         Futures contracts and options on futures contracts will be used only for hedging or for other risk management purposes. HLA will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Fund and premiums paid on options on futures contracts for other than bona fide hedging purposes would exceed 5% of the market value of the total assets of the Fund. This restriction will not be changed by the HLA's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies. There are no other numerical limitations on the Fund's use of futures contracts and options on futures contracts.

         Options on securities may be traded over-the-counter. In an over-the-counter trading environment, any of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of its initial investment, due to the margin requirements associated with such positions.

         In addition, options on securities, futures contracts and options on future contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors;
(b) lesser availability than in the United States of data on which to make trading decisions; (c) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (e) lesser trading volume.

         The Funds may, following written notice thereof to its shareholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not currently contemplated or used by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

         A more complete discussion of the general characteristics and risk of futures contacts and options on futures contracts is included in the Statement of Additional Information.

When-Issued and Forward Commitment Securities

         XUS, HLA and Strategic Fund may, without a numerical limitation, purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. If such

Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuations. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, such Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for such Fund to "roll over" its purchase commitment, such Fund may receive a negotiated fee.

         There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by a Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions. For additional information concerning when-issued and forward commitment securities, see the Statement of Additional Information.

         Leverage and Borrowing

         XUS and HLA may borrow money from a financial institution unrelated to such Fund (including through reverse repurchase agreements) in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less its liabilities not including such borrowings. XUS and HLA may also borrow an additional 5% of its total assets for temporary defense purposes without regard to the foregoing limitation. XUS and HLA will not make any such additional borrowings, however, without receipt of an opinion of counsel to the effect that such borrowings are in compliance with applicable provisions of the 1940 Act. XUS and HLA may also enter into reverse repurchase agreements which create leverage and, therefore, will be considered borrowings for purposes of a Fund's limitation on borrowing (as described below). XUS and HLA reserve the right to issue commercial paper, bonds, debentures, notes or preferred stock, in series or otherwise with such interest rates, conversion rights, preferences and other terms and provisions as are determined by the Fund's Board of Directors.

         Strategic Fund may not borrow, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed one-third of Strategic Fund's total assets. Notwithstanding the foregoing, Strategic Fund may engage in reverse repurchase agreement transactions. Strategic Fund may not issue commercial paper, bonds, debentures, notes or preferred stock.

         Utilization of leverage, which is a speculative technique, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expense for such Fund which can exceed the income from the assets retained. To the extent income derived from securities purchased with borrowed funds exceeds the interest such Fund will have to pay, such Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of such Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. A failure to pay dividends or make distributions could result in a Fund ceasing to qualify as a regulated investment company under the Code.

         The Funds expect that some of its permitted borrowings may be made on a secured basis. In such situations, either a Fund's custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with
(a) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets, or (b) a suitable subcustodian.

         Repurchase Agreements

         The Piper Funds and Strategic Fund may enter, without numerical limitation, into "repurchase agreements" pertaining to the securities in which it may invest with securities dealers or member banks of the Federal Reserve System. A repurchase agreement arises when a buyer such as one of the Funds purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate than the coupon rate on the purchased security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds require continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for such Fund's benefit. For additional information concerning repurchase agreements, see "Investment Objective and Policies" in the Statement of Additional Information related to this Proxy Statement/Prospectus.

         Reverse Repurchase Agreements

         The Piper Funds and Strategic Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline more than or appreciate less than the securities such Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowing for purposes of a Fund's limitation on borrowing.

         Lending of Securities

         In order to increase income, the Funds may from time to time lend securities from its portfolio to brokers dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under each Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. A Fund may pay fees to arrange the loans. XUS and HLA will not lend portfolio securities in excess of 30% of the value of its total assets (including such loans). Strategic Fund will not lend portfolio securities in excess of 33 1/3% of the value of its total assets (including such loans). A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of such Fund or its Adviser.

         Currency Swaps

         XUS and Strategic Fund may enter into currency swaps to protect against adverse currency fluctuations and to enhance returns. Currency swaps involve an exchange of each party's respective rights to make or receive payments in particular currencies. In contrast to interest rate swaps which are typically netted out, currency swaps usually involve the delivery of the entire payment stream in one designated currency in exchange for the entire payment stream in the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contract delivery obligation.

         Foreign Currency Transactions

         XUS and Strategic Fund may engage in currency exchange transactions in connection with the purchase and sale of its investments. Currency exchange transactions are necessary to enable such Funds to purchase securities denominated in a foreign currency and to convert interest and dividend payments or sales proceeds paid in a foreign currency into U.S. dollars or into another currency.

         XUS and Strategic Fund may engage in "transaction hedging" to protect against a change in foreign currency exchange rates between the date on which it contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent (or other foreign currency equivalent to the extent needed for purposes of purchasing securities) of a dividend or interest payment in a foreign currency. For that purpose, XUS and Strategic Fund may enter into forward foreign currency exchange contracts ("Forward Contracts"). A Forward Contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate.

         For transaction hedging purposes, XUS and Strategic Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives XUS and Strategic Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives XUS and Strategic Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives XUS and Strategic Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives XUS and Strategic Fund the right to purchase a currency at the exercise price until the expiration of the option.

         XUS and Strategic Fund may enter into Forward Contracts or foreign currency options or futures to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which XUS and Strategic Fund intend to buy when they hold cash reserves and short-term investments) ("position hedging"). For position hedging purposes, XUS and Strategic Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. XUS and Strategic Fund will select this method of hedging, called "cross-hedging" when it is determined that the foreign currency is which the portfolio securities are denominated have insufficient liquidity or are trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which XUS or Strategic Fund own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. In addition, currency transactions involve transaction costs. XUS and Strategic Fund may write covered call options on foreign currencies to offset some of the costs of currency transactions. The ability of XUS and Strategic Fund to engage in currency and related option transactions may be limited by tax considerations. See "Taxation" in the Statement of Additional Information.

                                                                   APPENDIX VIII

                  COMPARISON OF INTERIM ADVISORY AGREEMENT AND
                   STRATEGIC INCOME FUND'S ADVISORY AGREEMENT

            This Appendix summarizes and compares certain significant provisions of the Interim Advisory Agreements (the "Interim Agreements") against corresponding provisions of the FAIF Strategic Income Fund's Investment Advisory Agreement (the "FAIF Agreement"). Advisory fees payable under the Agreements are set forth in Table I and II in the Combined Proxy Statement/Prospectus.

            ADVISORY SERVICES. The Interim Agreements provide that Piper Capital will manage the affairs, business and the investment of the assets of each Piper Fund in accordance with the applicable provisions of the articles of incorporation, bylaws, registration statement, and any representations contained in the Prospectuses of the Piper Funds. Under each Interim Agreement, Piper Capital has the sole and exclusive responsibility for the management of the respective Fund's assets and the making and execution of all investment decisions for the Fund, except investment decisions by the Fund, except that Piper Capital is authorized to retain a sub-adviser or sub-advisers to assist it in furnishing investment advice to the Fund. Under each Interim Agreement, Piper Capital will, at its own expense, furnish to the respective Piper Fund suitable office space and all necessary office facilities, equipment and personnel for serving the investments of such Piper Fund. Piper Capital will arrange, if requested, for officers, employees and "affiliated persons" of Piper Capital to serve without compensation from a Piper Fund as directors, officers, or employees of such Piper Fund.

            Similarly, the FAIF Agreement provides that U.S. Bank agrees to act as the investment adviser for, and to manage the investment of the assets of, the Strategic Fund. The adviser is also authorized to hire a sub-adviser to assist in such responsibilities. Under the FAIF Agreement, U.S. Bank adviser is required, at its own expense, to provide Strategic Fund with all office space, personnel and facilities necessary and incident to the performance of the adviser's services under the Agreement. In addition, under the FAIF Agreement, U.S. Bank is required to pay or be responsible for the payment of all compensation to personnel of Strategic Fund and the officers and directors of the Strategic Fund who are affiliated with U.S. Bank or any entity which controls, is controlled by or is under common control with U.S. Bank.

            Under the Interim Agreements and the FAIF Agreement, the respective advisers will report to the Board of Directors for each Fund regularly at such times and in such detail as the Board of Directors may determine.

            FEE AND EXPENSE LIMITATIONS. The FAIF Agreement requires that if, in any fiscal year, the aggregate expenses of any Fund exceed the expense limitations imposed under the securities regulations of a state, U.S. Bank will reimburse Strategic Fund. Such reimbursement shall not exceed the advisory fees paid to U.S. Bank during the year, unless otherwise required by the state and, in the case of the FAIF Agreement, unless the adviser agrees to be bound by such state requirement. Under federal law, states may no longer impose expense limitations on mutual funds.

            STANDARD OF CARE. The FAIF Agreement provides that U.S. Bank will be liable to Strategic Fund and its shareholders or former shareholders for any negligence or willful misconduct on the part of U.S. Bank or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it under the FAIF Agreement, provided that U.S. Bank shall not be liable for any investments made by U.S. Bank in accordance with the explicit or implicit direction of the Board of Directors of FAIF or the investment objectives and policies of Strategic Fund, and provided further that any liability of U.S. Bank resulting from a breach of fiduciary duty with respect to the receipt of compensation for services shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act. In addition, U.S. Bank agrees in the FAIF Agreement to indemnify FAIF and Strategic Fund with respect to any loss, liability, judgment, cost or penalty which FAIF or Strategic

Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of the FAIF Agreement by U.S. Bank. The Interim Agreements do not contain provisions pertaining to standard of care.

            DURATION AND TERMINATION. The Interim Agreements will continue in effect with respect to the Piper Funds either (i) for an initial period of two years and thereafter successive one-year terms, subject to approval of (a) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (b) by the vote of a majority of the directors who are no parties to the Interim Agreements or interested persons of such parties, or (ii) until the Reorganization is completed. Similarly, the FAIF Agreement will remain in force for successive annual periods, subject to the same annual approval requirements. Besides automatic termination in the event of its assignment (as defined in the 1940 Act), the Interim Agreements and the FAIF Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding shares of the applicable Fund, or by the applicable adviser, upon 60 days' written notice to the other party.

                                                                     APPENDIX IX

              COMPARISON OF THE INTERIM SUB-ADVISORY AGREEMENTS AND
                 STRATEGIC INCOME FUND'S SUB-ADVISORY AGREEMENT

            This Appendix summarizes and compares certain significant provisions of the Interim Sub-Advisory Agreements between Piper Capital and Salomon (for
XUS) and Federated (for HLA) (the "Interim Sub-Advisory Agreements") against corresponding provisions of the Sub-Advisory Agreement between U.S. Bank and Strategic Fund (the "FAIF Sub-Advisory Agreement").


            SUB-ADVISORY SERVICES. Under the Interim Sub-Advisory Agreement with XUS, Salomon is responsible for the formulation and implementation of a continuing program for the management of their respective Fund's assets. Salomon is responsible for making all determinations with respect to the investment of the assets of XUS and for taking take all steps as may be necessary to implement the determinations, including the placement of purchase and sale orders on behalf of XUS. Federated is responsible only for HLA's investments in lower-rated fixed income securities. Under the Interim Sub-Advisory Agreement with HLA, Federated is responsible for the formulation and implementation of a continuing program for the management of HLA's investments in such securities and for making all determinations with respect to the investment of the assets of HLA and for taking take all steps as may be necessary to implement the determinations, including the placement of purchase and sale orders on behalf of HLA. Under the FAIF Sub-Advisory Agreement, Federated Investment Counseling and Federated Global Research Corp. will each be responsible for similar management duties of certain of Strategic Fund's assets.

            Under each of the Interim Sub-Advisory Agreements and the FAIF Sub-Advisory Agreement, a sub-adviser's power to direct the investment and reinvestment of the assets of the applicable Fund will be exercised in accordance with applicable law, the articles of incorporation of such Fund, the investment objectives, policies and restrictions of such Fund and any other limitations that such Fund or the Adviser may place on a sub-adviser's investment decisions. Under each of the Interim Sub-Advisory Agreements and the FAIF Sub-Advisory Agreement, the sub-adviser may employ, retain, or otherwise avail itself of the services or the facilities of persons and entities within its own organization or any other organization for the purposes of providing such information, advice or assistance as such sub-adviser may deem necessary for the discharge of its obligations under the applicable sub-advisory agreements.

            Under the Interim Sub-Advisory Agreements, the Piper Sub-Advisers will promptly communicate to the Adviser and to the Boards of the Directors of the Piper Funds, such information and reports relating to the portfolio transactions as the adviser may reasonably request. Similarly, under the FAIF Sub-Advisory Agreement, Federated will provide copies of all records, documents and reports pertaining to Strategic Fund to FAIF, the Adviser or any such person designated by FAIF.

            EXPENSES. Under the Interim Sub-Advisory Agreements, a Sub-Adviser assumes expenses of its performance of its obligations, but is not obligated to pay expenses of the Piper Funds. Under the FAIF Sub-Advisory Agreement, Federated will provide all office space, personnel and facilities necessary and incident to the performance of its sub-advisory services, but will not be obligated to pay expenses of Strategic Fund, the Adviser or FAIF.

            PORTFOLIO TRANSACTIONS. Under each of the Interim Sub-Advisory Agreements and the FAIF Sub-Advisory Agreement, a sub-adviser will select the brokers and dealers that will execute the purchases and sales of portfolio instruments for the Fund and markets on or in which such transaction will be executed and will place all such orders. A sub-adviser is authorized to direct the execution of a Fund's portfolio transaction to brokers and dealers who furnish statistical information or research deemed by the sub-adviser to be useful or valuable to the performance of its sub-advisory function. The sub-adviser will not purchase or sell securities for their respective Fund in which it, such fund's investment adviser or any "affiliated person" is acting as principal and the sub-adviser will not execute any portfolio transaction for their respective Fund with a broker or dealer which is an "affiliated person" of the applicable fund, the fund's adviser or sub-adviser, except that transactions may be effected through Piper Jaffray Inc., if commission, fees or other remuneration received are reasonable and fair and as permitted pursuant to Rule 17a-7 under the 1940 Act.

            STANDARD OF CARE. Under each of the Interim Sub-Advisory Agreements and the FAIF Sub-Advisory Agreement, a sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or its shareholders in connection with the performance by such sub-adviser of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such sub-adviser in the performance of its duties or from reckless disregard by such sub-adviser of its duties under the applicable sub-advisory agreement.

            DURATION AND TERMINATION. The Interim Sub-Advisory Agreements will continue in effect with respect to the Piper Funds either (i) for a period of two years from its effective date, and thereafter will continue in effect only so long as such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (b) by the vote of a majority of the directors who are not parties to the Interim Sub-Advisory Agreements or interested persons of such parties, or (ii) until the Reorganization is completed. Similarly, the FAIF Sub-Advisory Agreement will remain in force for successive annual periods, subject to the same annual approval requirements. Besides automatic termination in the event of its assignment (as defined in the 1940 Act), the Interim Sub-Advisory Agreements and the FAIF Sub-Advisory Agreement will each terminate at any time (i) by either party to the agreement on 60 days' written notice to other party, or (ii) by a vote of the Board of Directors of the applicable Fund or of a majority of the applicable Fund's outstanding voting securities upon 60 days' written notice to the adviser and sub-adviser of such Fund.

                                                                      APPENDIX X

                      SHAREHOLDER TRANSACTIONS AND SERVICES

            This Appendix compares the shareholder transactions and services of the Piper Funds and Strategic Fund. The following as it applies to Strategic Fund is qualified in its entirety by the more detailed information included in the preliminary prospectuses for the Class A shares and of Strategic Fund, which is attached to this Combined Proxy Statement/Prospectus as Appendix XI.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

            The common shares of XUS currently trade on the New York Stock Exchange and common shares of HLA trade on the American Stock Exchange. Shares of Strategic Fund will be offered to the public on a continuous basis and will not be listed in any stock exchange. Common shares of the Piper Funds may only be purchased through a broker. Following the Reorganization, shares of Strategic Fund may be purchased at the net asset value through a financial institution which has a sales agreement with the Funds' distributor, by mail directly through the Funds' transfer agent, or by wire. In addition, Strategic Fund has an automatic investment program which allows shareholders to make regular purchases of shares through automatic deduction from a shareholder's account in the same class of shares of the Prime Obligations Fund, a series of First American Funds, Inc.

            PURCHASE PRICE. Shares of the Piper Funds may be purchased at their current market price (which may be higher or lower than their current net asset value) plus brokerage commission. Shares of Strategic Fund will be available for purchase at the net asset value per share next calculated after receipt of an order, plus the applicable front sales charge as set forth in the table below.

                        Sales Charges for Strategic Fund

                                                       Strategic Fund
                                                       Sales Charge as
                                               -------------------------------
                                                   % of            % of Net
Size of Transaction at Offering Price          Offering Price      Asset Value
-------------------------------------          --------------      -----------

Less than $50,000............................       4.50 %            4.71 %
$50,000 but less than $100,000...............       4.00 %            4.17 %
$100,000 but less than $250,000..............       3.50 %            3.63 %
$250,000 but less than $500,000..............       2.75 %            2.83 %
$500,000 but less than $1,000,000............       2.00 %            2.04 %
$1,000,000 and over*.........................       0.00 %            0.00 %

--------------------
** No initial sales charge applies to purchases of Class A shares of $1,000,000 or more. However, a 1.00% contingent deferred sales charge will be imposed if those shares are redeemed within 24 months of purchase.

            The minimum initial investment for Strategic Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Piper Funds have no minimum investment requirement.

            PURCHASES AT REDUCED OR NO SALES CHARGE. For the Class A shares of Strategic Fund, various persons, entities and groups may qualify for reduced sales charges, or for purchases at net asset value without a sales charge.

            EXCHANGES. Shareholders of Strategic Fund will be able to exchange their Class A shares for shares of the same class of other mutual funds of FAIF, First American Funds, Inc. and Firs America Strategy Funds, Inc.

            REDEMPTIONS. Shares of the Piper Funds may sold through broker-dealers on any business day. A commission is generally charged for each sale. After the Reorganization, shares of Strategic Fund will be redeemable, in whole or in part, on any day on which Strategic Fund computes its net asset value. No fee or other charge is imposed on the redemption of Strategic Fund shares, except that a contingent deferred sales charge will be imposed upon redemption of certain shares initially purchased without a sales charge. No contingent deferred sales charge will be imposed on sales of shares acquired as a result of the Reorganization. Strategic Fund reserves the right to redeem an account at any time the net asset value of that account falls below $ 500 as a result of a redemption request or exchange request. Shareholders will be notified in writing prior to any such redemption and will be allowed 60 days to make additional investments before the redemption is processed.

            Additional information regarding share purchases, sales charges, exchange procedures and redemption procedures, redemption procedures is set forth in the preliminary prospectus for Strategic Fund, which is attached as Appendix XII to this Combined Proxy Statement/Prospectus.

DIVIDENDS AND DISTRIBUTIONS.

            The Piper Funds under normal circumstances distributes monthly dividends from its net investment income (non-capital gain income less expenses). The Piper Funds may at times pay out more or less than the entire amount of net investment income in any particular period to permit a Piper Fund to maintain a stable level of distributions. As a result the distributions paid by a Piper Fund for any particular period may be more or less than the amount of net investment income earned by a Piper Fund during such period. Monthly distributions may also include amounts attributable to net short-term capital gains if necessary to maintain stable level of distributions. This may result in a portion of the monthly distributions constituting a return of capital to the extent the Piper Fund subsequently realized capital losses. Net short term capital gains not previously distributed and net long-term gains, if any, are distributed at least once annually.

            Similar to the Piper Funds, dividends with respect to Strategic Fund are declared and paid monthly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions will be automatically reinvested in additional shares of Strategic Fund paying the dividend on payment dates at the next dividend date net assets value without a sales charge, unless shareholders request cash payments.

            Additional information regarding dividends and distributions for Strategic Fund is set forth in the preliminary prospectus for Strategic Fund, which is attached as Appendix XI to this combined Proxy Statement/Prospectus.

                                                                     APPENDIX XI

                              PORTFOLIO MANAGERS OF
                                 THE PIPER FUNDS


THE AMERICAS INCOME TRUST INC.

            XUS is managed primarily by Peter Wilby. Mr. Wilby is a managing director at Salomon Brothers Asset Management Inc. and has 14 years of financial experience. Mr. Wilby is a Chartered Financial Analyst, a Certified Public Accountant and a member of the New York Society of Securities Analysts. He received his bachelor's degree in business administration and his master's degree in business administration from Pace University.


HIGHLANDER INCOME FUND INC.

            HLA is managed by Mark E. Durbiano, Tom McGlinch and Wan-Chong Kung.

            Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of Federated Advisors, HLA's sub-adviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of Federated Advisors. Mr. Durbiano is a Chartered Financial Analyst and received his master's degree in business administration with a concentration in finance from the University of Pittsburgh.

            Mr. McGlinch has over sixteen years of investment industry experience. He served as a portfolio co-manager for Piper Capital Management Incorporated overseeing the management of several Piper Funds. Mr. McGlinch received his bachelor's degree in accounting from St. John's University and master's degree in business administration from the University of St. Thomas. Mr. McGlinch is a Chartered Financial Analyst.

            Ms. Kung has over five years of investment industry experience. She served as a vice president and a portfolio co-manager for Piper Capital Management Incorporated overseeing the management of several Piper Funds. Ms. Kung received her bachelor's degree in economics from the University of the Philippines and received her master's degree in business administration from the University of Minnesota. Ms. Kung is a Chartered Financial Analyst.

                                                                    APPENDIX XII

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION AND AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                      , 1998


CLASS A AND CLASS B SHARES

Strategic Income Fund


                 FIRST AMERICAN
                             INVESTMENT FUNDS, INC.

                 PROSPECTUS

                    Subject to Completion -- April 15, 1998

          [LOGO]
          FIRST AMERICAN
               THE POWER OF DISCIPLINED INVESTING (R)

            TABLE OF CONTENTS


Summary                                   2
 ............................................
Fees and Expenses                         4
 ............................................
The Fund                                  7
 ............................................
Investment Objectives and Policies        7
 ............................................
Management                               10
 ............................................
Distributor                              13
 ............................................
Investing in the Fund                    14
 ............................................
Redeeming Shares                         21
 ............................................
Determining the Price of Shares          23
 ............................................
Federal Income Taxes                     24
 ............................................
Fund Shares                              24
 ............................................
Calculation of Performance Data          25
 ............................................
Special Investment Methods               26
 ............................................
Information Concerning Compensation Paid
to U.S. Bank National Association, U.S.
Bank Trust National Association and
Other Affiliates                         35
 ............................................

FIRST AMERICAN INVESTMENT FUNDS, INC.

 CLASS A AND CLASS B
 SHARES PROSPECTUS

    The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class A and Class B Shares of the following fund (the "Fund"):

    *   STRATEGIC INCOME FUND

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

    This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. It should be read and retained for future reference.

    A Statement of Additional Information dated ___________, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The Date of this Prospectus is ________, 1998.

 SUMMARY

    First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class A and Class B Shares of the following Fund:

    STRATEGIC INCOME FUND has an objective of providing a high level of current income. The Fund invests in U.S. government securities, investment and non-investment grade fixed-income securities issued by foreign governments and companies, and non-investment grade fixed income securities issued by U.S. issuers. Under normal market conditions, the Fund's assets will be invested in each of these three sectors, with no more than 50% invested in any one sector.

    INVESTMENT ADVISER AND SUB-ADVISER. U.S. Bank National Association (the "Adviser" or "U.S. Bank") serves as investment adviser to the Fund through its First American Asset Management group. Federated Investment Counseling and Federated Global Research Corp. (the "Sub-Advisers"and individually a "Sub-Adviser") serve as the sub-advisers to the Fund. See "Management."

    DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Fund's shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Fund. See "Management" and "Distributor."

    OFFERING PRICES. Class A Shares of the Fund are sold at net asset value plus a maximum sales charge of 4.50%. These sales charges are reduced on purchases of $50,000 or more. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but the Distributor and certain securities firms, financial institutions (including, without limitation, banks) and other industry professionals may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares within 24 months following such purchases will be subject to a contingent deferred sales charge of up to 1.00%. Class A Shares of the Fund otherwise are redeemed at net asset value without any additional charge. Class A Shares of the Fund are subject to a shareholder servicing fee computed at an annual rate of 0.25% of the average daily net assets of that class. See "Investing in the Fund -- Alternative Sales Charge Options."

    Class B Shares of the Fund are sold at net asset value without an initial sales charge. Class B Shares of the Fund are subject to Rule 12b-1 distribution and shareholder servicing fees computed at an annual rate totaling 1.00% of the average daily net assets of that class. If Class B Shares are redeemed within six years after purchase, they are subject to a contingent deferred sales charge declining from 5.00% in the first year to zero after six years. Class B Shares automatically convert into Class A Shares approximately eight years after purchase. See "Investing in the Fund -- Alternative Sales Charge Options."

    MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS. The minimum initial investment is $1,000 ($250 for IRAs) for the Fund. Subsequent investments must be $100 or more. Regular investment in the Fund is simplified through the Systematic Investment Program through which monthly purchases of $100 or more are possible. See "Investing in the Fund -- Minimum Investment Required" and "-- Systematic Investment Program."

    EXCHANGES. Shares of the Fund may be exchanged for the same class of shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Investing in the Fund -- Exchange Privilege."

    REDEMPTIONS. Shares of the Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Fund's transfer agent or an authorized financial institution, less any applicable contingent deferred sales charge. The Fund may, upon 60 days written notice, redeem an account if the account's net asset value falls below $500. See "Investing in the Fund" and "Redeeming Shares."

    RISKS TO CONSIDER. The Fund is subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by the Fund); (ii) credit risk (the risk that the issuers of debt securities held by the Fund default in making required payments); (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring the Fund to reinvest the prepayment at a lower interest rate); and
    (iv) the risks associated with investing in foreign securities. In addition, the Fund, which may invest in mortgage-backed securities, is subject to certain additional risks associated with investing in securities representing interests in, or secured by, pools of residential mortgage loans. The Fund also may, in order to attempt to reduce risk, invest in exchange traded interest rate futures contracts, interest rate index futures contracts and put and call options on interest rate futures contracts and on interest rate indices. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."

    SHAREHOLDER INQUIRIES. Any questions or communications regarding the Fund or a shareholder account should be directed to the Distributor by calling (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

 FEES AND EXPENSES

    ---------------------------------------------------------------------------
    CLASS A SHARE FEES AND EXPENSES

                                                                     STRATEGIC
                                                                        INCOME
                                                                          FUND
================================================================================
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on purchases
 (as a percentage of offering price)(1)                                  4.50%
 Maximum sales load imposed on reinvested dividends                      None
 Deferred sales load                                                     None
 Redemption fees                                                         None
 Exchange fees                                                           None
================================================================================
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fees (after voluntary fee waivers)(2)               0.70%
 Rule 12b-1 fees(3)                                                      0.25%
 Other expenses                                                          0.20%
 Total fund operating expenses
 (after voluntary fee waivers)(2)                                        1.15%
================================================================================
 EXAMPLE(4)

 You would pay the following expenses on a $1,000 investment, assuming (i) the maximum applicable sales charge for the fund; (ii) a 5% annual return; and
 (iii) redemption at the end of each time period:

  1 year                                                                $  56
  3 years                                                               $  80

(1) THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THAT THE MAXIMUM SALES CHARGE BE REFLECTED IN THE ABOVE TABLE. HOWEVER, CERTAIN INVESTORS MAY QUALIFY FOR REDUCED SALES CHARGES. PURCHASES OF $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO AN INITIAL SALES CHARGE, BUT THE DISTRIBUTOR AND CERTAIN SECURITIES FIRMS, FINANCIAL INSTITUTIONS (INCLUDING, WITHOUT LIMITATION, BANKS) AND OTHER INDUSTRY PROFESSIONALS MAY RECEIVE A COMMISSION OF UP TO 1.00% ON SUCH SALES. IN ADDITION, A CONTINGENT DEFERRED SALES CHARGE OF UP TO 1.00% MAY BE IMPOSED ON SUCH PURCHASES IN THE EVENT OF REDEMPTION WITHIN 24 MONTHS FOLLOWING THE DATE OF THE APPLICABLE PURCHASE. SEE "INVESTING IN THE FUND -- ALTERNATIVE SALES CHARGE OPTIONS."

(2) THE ADVISER HAS AGREED TO WAIVE ADVISORY FEES IN THE FUTURE TO THE EXTENT NECESSARY TO KEEP TOTAL FUND OPERATING EXPENSES FROM EXCEEDING 1.15% AT LEAST UNTIL JULY 31, 2000.

(3) OF THIS AMOUNT, 0.25% IS DESIGNATED AS A SHAREHOLDER SERVICING FEE AND NONE AS A DISTRIBUTION FEE.

(4) ABSENT THE FEE WAIVERS REFERRED TO IN (2) ABOVE, THE DOLLAR AMOUNTS FOR THE 1 AND 3-YEAR PERIODS FOR THE FUND WOULD BE $56 AND $80.

 FEES AND EXPENSES

    ---------------------------------------------------------------------------
    CLASS B SHARE FEES AND EXPENSES

                                                                     STRATEGIC
                                                                        INCOME
                                                                          FUND
================================================================================
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on purchases (as a
 percentage of offering price)                                           None
 Maximum sales load imposed on reinvested dividends                      None
 Deferred sales load                                                     None
 Redemption fees                                                         5.00%
 Exchange fees                                                           None
================================================================================
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fees (after voluntary fee waivers)                  0.70%
 Rule 12b-1 fees(1)                                                      1.00%
 Other expenses                                                          0.20%
 Total fund operating expenses
 (after voluntary fee waivers)                                           1.90%
================================================================================
 EXAMPLE(2)

 You would pay the following expenses on a $1,000 investment, assuming (i) the maximum applicable sales charge for all funds; (ii) a 5% annual return; and
 (iii) redemption at the end of each time period:

  1 year                                                                 $  69
  3 years                                                                $ 100

 ASSUMING NO REDEMPTION(3)

 You would pay the following expenses on the same investment, assuming no redemption:

  1 year                                                                 $  19
  3 years                                                                $  60

(1) OF THIS AMOUNT, 0.25% IS DESIGNATED AS A SHAREHOLDER SERVICING FEE AND 0.75% AS A DISTRIBUTION FEE.

(2) ABSENT THE FEE WAIVERS REFERRED TO IN (1) ABOVE, THE DOLLAR AMOUNTS FOR THE 1 AND 3-YEAR PERIODS WOULD BE $69 AND $100.

(3) ABSENT THE FEE WAIVER REFERRED TO IN (1) ABOVE (ASSUMING NO REDEMPTION), THE DOLLAR AMOUNTS FOR THE 1 AND 3-YEAR PERIODS WOULD BE $19 AND $60.

    ---------------------------------------------------------------------------
    INFORMATION CONCERNING FEES AND EXPENSES

    The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in the Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

 THE FUND

    FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through three separate classes (Class A, Class B and Class Y) which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

    This Prospectus relates to the Class A and Class B Shares of the Fund named on the cover hereof. Information regarding the Class Y Shares of this Fund and regarding the Class A, Class B and Class Y Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.


 INVESTMENT OBJECTIVES
 AND POLICIES

    This section describes the investment objectives and policies of the Fund. There is no assurance that any of these objectives will be achieved. The Fund's investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in the Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in the Fund. Shareholders will receive written notification at least 30 days prior to any change in the Fund's investment objectives. The Fund is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act").

    If a percentage limitation on investments by the Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitation on illiquid investments. The Fund, which in certain instances is limited to investing in securities with specified ratings, is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

    This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Fund may invest and related matters is set forth under "Special Investment Methods."


    ---------------------------------------------------------------------------
    STRATEGIC INCOME FUND

    OBJECTIVE. Strategic Income Fund has an investment objective to provide a high level of current income.

    INVESTMENT POLICIES. Under normal market conditions, Strategic Income Fund invests in U.S. government securities, investment and non-investment grade fixed income securities issued by governments and companies, both domestic and foreign, which in the opinion of the Adviser, do not subject the Fund to unreasonable investment risk. Under normal market conditions, the Fund's assets will be invested in each of these three sectors, with no more than 50% invested in any one sector. However, the Fund may from time to time invest up to 100% of its total assets in any one sector, if, in the judgment of the Adviser, the Fund has the opportunity to seek its investment objective without undue risk to principal.

    There will be no limit to the weighted average maturity of the Fund. It will generally be of longer duration. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

    The Fund's permitted investments include notes, bonds and discount notes of United States government agencies and instrumentalities; domestic or foreign issues of corporate debt obligations having floating rates of interest or fixed rates of interests (including participation interests, and convertible securities). Such corporate debt obligations may include obligations rated BB or lower by Standard & Poor's or Ba or lower by Moody's, or an equivalent rating by a nationally recognized statistical rating organization (commonly referred to as "junk bonds") or unrated but deemed of comparable quality by the Sub-Adviser. There are no minimum rating requirements for these investments by the Fund. The Fund may also invest in mortgage-backed securities (government and non-government), asset-backed securities, zero coupon, pay-in-kind and delayed interest securities issued by corporations. The Fund may also invest in preferred stock and in equity securities, including common stock, convertible securities and warrants issued by corporations in any industry which may be dominated in U.S. dollars or foreign currencies, although no more than 25% of the Fund's total assets, at the time of purchase, may be invested in government securities of any one foreign country.

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments; and securities of other mutual funds which invest primarily in debt securities with remaining maturities of 13 months or less (which investments also are subject to the advisory fee). Such other mutual funds include money market funds advised by the Adviser, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto.

    In addition, the Fund may (i) enter into repurchase and reverse repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities, stock indices and interest rate indices; (iii) write covered call options on equity securities covering up to 25% of its net assets; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) engage in foreign currency transactions; (vii) in order to attempt to reduce risk, purchase put and call options on foreign currencies owned by the Fund;
    (viii) write covered call options on foreign currencies owned by the Fund;
    (ix) engage in mortgage dollar roll transactions; (x) invest up to 100% of its total assets in the aggregate in interest only, principal only, inverse interest or inverse floating rate mortgage-backed securities; and (xi) enter into contracts for the future purchase or delivery of securities, foreign currencies and indices, purchase or sell options on any such futures contracts and engage in related closing purchase transactions. For information about these investment methods, restrictions on their use and certain associated risks, see the related headings under "Special Investment Methods."


    ---------------------------------------------------------------------------
    RISKS TO CONSIDER

    An investment in the Fund involves certain risks. These include the following:

    INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Fund invests in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Fund bear the risk that increases in market interest rates will cause the value of the Fund's portfolio investments to decline.

    In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of the Fund, which invests in securities with longer weighted average maturities, should be expected to have greater volatility in periods of changing market interest rates than that of a fund which invests in securities with shorter weighted average maturities. As described below under "Special Investment Methods -- Mortgage-Backed Securities," it is more difficult to generalize about the effect of changes in market interest rates on the values of mortgage-backed securities.

    Although the Adviser and Sub-Advisers may engage in transactions intended to hedge the value of the Fund's portfolio against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose. See "Special Investment Methods -- Options Transactions."

    CREDIT RISK; RISKS OF LOWER RATED DEBT SECURITIES. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Fund invests in debt securities, they are subject to credit risk.

    Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk.

    From time to time, a significant portion of the Fund's portfolio may consist primarily of lower-rated (i.e., rated Ba or lower by Moody's or BB or lower by Standard & Poor's) corporate debt obligations, which are commonly referred to as "junk bonds." Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. (For example, securities rated in the lowest category have been unable to satisfy their obligations under the bond indenture.) These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower-rated bonds are regarded as predominantly speculative with regard to each issuer's continuing ability to make principal and interest payments. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for investment grade bonds. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities. The Adviser and Sub-Advisers will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers. Purchasers should carefully assess the risks associated with an investment in the Fund.

    CALL RISK. Many corporate bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancings may take place.

    If a bond held by the Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that the Fund invests in callable corporate bonds, Fund shareholders bear the risk that reductions in income will result from the call of bonds. Most United States Government securities are not callable before their stated maturity, although U.S. agency securities often are.

    RISKS OF FOREIGN SECURITIES. The Fund is subject to special risks associated with investing in foreign securities and to a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. These risks are discussed under "Special Investment Methods -- Foreign Securities" elsewhere herein. Because of the special risks associated with foreign investing, the Fund may be subject to greater volatility than most mutual funds which invest primarily in domestic securities.

    OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Fund.


 MANAGEMENT

    The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Adviser acts as investment adviser for and manages the investment portfolios of FAIF.


    ---------------------------------------------------------------------------
    INVESTMENT ADVISER

    U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Fund's investment adviser through its First American Asset Management group. The Adviser has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Adviser was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Adviser.

    The Fund has agreed to pay the Adviser monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets out of which the Adviser pays the Sub-Advisers' fees. The Adviser may, at its option, waive any or all of its fees, or reimburse expenses, with respect to the Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Adviser also may absorb or reimburse expenses of the Fund from time to time, in its discretion, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

    The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

    Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Fund has received an opinion from their counsel that the Adviser is not prohibited from performing the investment advisory services described above, and that certain broker-dealers affiliated with the Adviser are not prohibited from serving as a Participating Institution as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Adviser and certain affiliated broker-dealers might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

    ---------------------------------------------------------------------------
    SUB-ADVISERS

    Federated Investment Counseling, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 and Federated Global Research Corp., 175 Water Street, New York, New York 10038-4965, both subsidiaries of Federated Investors, serve as Sub-Advisers to the Fund under an agreement with the Adviser (the "Sub-Advisory Agreement"). The Sub-Advisers are responsible for the investment and reinvestment of a portion of the Fund's assets and the placement of brokerage transactions in connection therewith. Federated Investment Counseling manages the Fund's investments in high yield investments, Federated Global Research Corp. manages the Fund's international investments and foreign currency transactions and the Adviser manages the Fund's investments in U.S. government and domestic investment grade securities. For their services under the Sub-Advisory Agreement, the Sub-Advisers are paid a monthly fee by the Adviser calculated on an annual basis equal to 0.40% of the first $25 million of the Fund's average daily net assets, 0.33% of the Fund's average daily net assets in excess of $25 million up to $50 million, 0.26% of the Fund's average daily net assets in excess of $50 million up to $100 million and 0.21% of the Fund's average daily net assets in excess of $100 million.

    Federated Investment Counseling, a Delaware business trust, and Federated Global Research Corp., a Delaware corporation, are each registered investment advisers under the 1940 Act. The Sub-Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. As of December 31, 1997, the Sub-Advisers and such other subsidiaries of Federated Investors rendered investment advice regarding over $ billion of assets.


    ---------------------------------------------------------------------------
    PORTFOLIO MANAGERS

    The Fund's investments in high yield securities are managed by Mark E. Durbiano. The Fund's international investments and foreign currency transactions are managed by a committee comprised of Robert M. Kowit, Michael W. Casey, Drew J. Collins and Henry A. Frantzen. The Fund's investments in U.S. government and domestic investment grade securities are managed by a committee comprised of Thomas McGlinch and Wan-Chong Kung. The backgrounds of the portfolio managers are set forth below.

    MARK E. DURBIANO is a portfolio manager of the Sub-Adviser. Mr. Durbiano joined Federated Investors, the parent company of the Sub-Advisers, in 1982 and has been a Senior Vice President of Federated Advisors, a subsidiary of Federated Investors, since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of Federated Advisers. Mr. Durbiano is a Chartered Financial Analyst and received his master's degree in business administration with a concentration in Finance from the University of Pittsburgh.

    ROBERT M. KOWIT is a member of the committee which manages the Fund's international investments and foreign currency transactions. Mr. Kowit joined Federated Investors in 1995 as a Vice President. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his master's degree in business administration from Iona College with a concentration in finance.

    MICHAEL W. CASEY, PH.D. is a member of the committee which manages the Fund's international investments and foreign currency transactions. Dr. Casey joined Federated Investors in 1996 as an Assistant Vice President. Dr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Dr. Casey earned a doctorate degree concentrating in economics from The New School for Social Research and a master's of science from the London School of Economics.

    DREW J. COLLINS is a member of the committee which manages the Fund's international investments and foreign currency transactions. Mr. Collins joined Federated Investors in 1996 as a Senior Vice President. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

    HENRY A. FRANTZEN is a member of the committee which manages the Fund's international investments and foreign currency transactions. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Federated Advisers. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 until 1995.

    THOMAS MCGLINCH is a member of the committee which manages the Fund's investments in U.S. government and domestic investment grade securities. Mr. McGlinch has over 16 years of investment industry experience. Prior to joining the Adviser in 1998, Mr. McGlinch served as a portfolio co-manager for Piper Capital Management Incorporated overseeing the management of several Piper Funds. Mr. McGlinch received his bachelor's degree in accounting from St. John's University and master's degree in business administration from the University of St. Thomas. Mr. McGlinch is a Chartered Financial Analyst.

    WAN-CHONG KUNG is a member of the committee which manages the Fund's investments in U.S. government and domestic investment grade securities. Ms. Kung has over five years of investment industry experience. Prior to joining the Adviser in 1998, Ms. Kung served as a vice president and a portfolio co-manager for Piper Capital Management Incorporated overseeing the management of several Piper Funds. Ms. Kung received her bachelor's degree in economics from the University of the Philippines and received her master's degree in business administration from the University of Minnesota. Ms. Kung is a Chartered Financial Analyst.


    ---------------------------------------------------------------------------
    CUSTODIAN

    The Custodian of the Fund's assets is U.S. Bank Trust National Association (the "Custodian"), U.S. Bank Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.

    As compensation for its services to the Fund, the Custodian is paid monthly fees calculated on an annual basis equal to 0.03% of the Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Fund.


    ---------------------------------------------------------------------------
    ADMINISTRATOR

    The administrator for the Fund is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Fund with certain administrative services necessary to operate the Fund. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of the Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to the Fund. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Fund. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of the Fund's average daily net assets.

    ---------------------------------------------------------------------------
    TRANSFER AGENT

    DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund. The address of the Transfer Agent is 330 West Ninth Street, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Adviser.

    FAIF has appointed Piper Jaffray Inc., a broker-dealer affiliated with the Adviser, as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to Class A and Class B Shares of the Fund held through accounts at Piper Jaffray Inc. and its affiliates. The Fund pays Piper Jaffray Inc. an annual fee of $15 per account for such services.


 DISTRIBUTOR

    SEI Investments Distribution Co. is the principal distributor for shares of the Fund and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Adviser, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.

    Shares of the Fund are distributed through the Distributor and securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

    FAIF has adopted a Plan of Distribution for the Class A Shares pursuant to Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan"), pursuant to which the Distributor agrees to provide, or enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Fund. The Class A Distribution Plan authorizes the Distributor to retain the sales charge paid upon purchase of Class A Shares, except that portion which is reallowed to Participating Institutions. See "Investing in the Fund -- Alternative Sales Charge Options." In consideration of the services and facilities to be provided by the Distributor or any service provider, the Fund also pays the Distributor a shareholder servicing fee at an annual rate of 0.25% of the Fund's Class A Shares' average daily net asset value, which fee is computed and paid monthly. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder servicing provided by "one-stop" mutual fund networks through which the Fund are made available. In addition, the Distributor and the Adviser and its affiliates may provide compensation for services provided by such networks from their own resources. From time to time, the Distributor may voluntarily waive its fees with respect to the Class A Shares of the Fund. Any such waivers may be made at the Distributor's discretion and may be terminated at any time.

    Under another distribution plan (the "Class B Distribution Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund may pay to the Distributor a sales support fee at an annual rate of up to 0.75% of the Fund's Class B Shares' average daily net asset value, which fee is computed and paid monthly. The sales support fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to Class B Shares of the Fund. In addition to this fee, the Distributor is paid a shareholder servicing fee of 0.25% of the average daily net assets of the Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to Class B Shares of the Fund. Although Class B Shares are sold without an initial sales charge, the Distributor pays a total of 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family of funds). The service fee payable under the Class B Service Plan is prepaid for the first year as described above.

    The Class A and Class B Distribution Plans recognize that the Adviser, the Administrator, the Distributor, and any Participating Institution may in their discretion use their own assets to pay for certain additional costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, while there is no sales charge on purchases of Class A Shares of $1 million and more, the Adviser may pay amounts to broker-dealers from its own assets with respect to such sales. U.S. Bancorp Investments, Inc. and Piper Jaffray Inc., broker-dealers affiliated with the Adviser ("USBI"), are each Participating Institutions.


 INVESTING IN THE FUND

    ---------------------------------------------------------------------------
    SHARE PURCHASES

    Shares of the Fund are sold at their net asset value, next determined after an order is received, plus any applicable sales charge, on days on which both the New York Stock Exchange and federally-chartered banks are open for business. Shares may be purchased as described below. The Fund reserves the right to reject any purchase order.

    THROUGH A FINANCIAL INSTITUTION. Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call his or her financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Fund by 3:00 p.m. Central time in order for shares to be purchased at that day's price unless the financial institution has been authorized to accept purchase orders on behalf of the Fund. It is the financial institution's responsibility to transmit orders promptly.

    Certain financial institutions assist their clients in the purchase or redemption of shares and charge a fee for this service. In addition, certain financial institutions are authorized to act as the Fund's agent for the purpose of accepting purchase orders, and the Fund will be deemed to have received a purchase order upon receipt of the order by the financial institution.

    BY MAIL. An investor may place an order to purchase shares of the Fund directly through the Transfer Agent. Orders by mail will be executed upon receipt of payment by the Transfer Agent. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, the proceeds of redemptions of the shares purchased are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date. In order to purchase shares by mail, an investor must:

    *   complete and sign the new account form;

    *   enclose a check made payable to (Fund name);

    * mail both to DST Systems, Inc., P.O. Box 419382, Kansas City, Missouri 64141-6382.

    After an account is established, an investor can purchase shares by mail by enclosing a check and mailing it to DST Systems, Inc. at the above address.

    BY WIRE. To purchase shares of the Fund by wire, call (800) 637-2548 before 3:00 p.m. Central time. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. If the Custodian does not receive the wire by 3:00 p.m. Central time, the order will be executed the next business day. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems, Inc.: Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days the New York Stock Exchange is closed or federally-chartered banks are closed.


    ---------------------------------------------------------------------------
    MINIMUM INVESTMENT REQUIRED

    The minimum initial investment for the Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Fund reserves the right to waive the minimum investment requirement for employees of the Adviser and its affiliates.


    ---------------------------------------------------------------------------
    ALTERNATIVE SALES CHARGE OPTIONS

    THE TWO ALTERNATIVES: OVERVIEW. An investor may purchase shares of the Fund at a price equal to its net asset value per share plus a sales charge which, at the investor's election, may be imposed either (i) at the time of the purchase (the Class A "initial sales charge alternative"), or (ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). Each of Class A and Class B Shares represents the Fund's interest in its portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class B Shares bear the expenses of the contingent deferred sales charge arrangement and distribution and service fees resulting from such sales arrangement, while Class A Shares bear only shareholder servicing fees; (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may vote on any distribution fees imposed on Class A Shares as long as Class B Shares convert into Class A Shares); (iii) only Class B Shares carry a conversion feature; and (iv) each class has different exchange privileges. Sales personnel of financial institutions distributing the Fund's shares, and other persons entitled to receive compensation for selling shares, may receive differing compensation for selling Class A and Class B Shares.

    These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial to that investor. The amount of a purchase, the length of time an investor expects to hold the shares, and whether the investor wishes to receive dividends in cash or in additional shares, will all be factors in determining which sales charge option is best for a particular investor. An investor should consider whether, over the time he or she expects to maintain the investment, the accumulated sales charges on Class B Shares prior to conversion would be less than the initial sales charge on Class A Shares, and to what extent the differential may be offset by the expected higher yield of Class A Shares. Class A Shares will normally be more beneficial to an investor if he or she qualifies for reduced sales charges as described below. Accordingly, orders for Class B Shares for $250,000 or more ordinarily will be treated as orders for Class A Shares or declined.

    The Directors of FAIF have determined that no conflict of interest currently exists between the Class A and Class B Shares. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

    ---------------------------------------------------------------------------
    CLASS A SHARES

    WHAT CLASS A SHARES COST. Class A Shares of the Fund are offered on a continuous basis at their next determined offering price, which is net asset value, plus a sales charge as set forth below:


    ---------------------------------------------------------------------------
    STRATEGIC INCOME FUND:

                                                                      Maximum
                                                                    Amount of
                              Sales Charge      Sales Charge     Sales Charge
                             As Percentage     As Percentage     Reallowed to
                               of Offering      of Net Asset    Participating
                                     Price             Value     Institutions
================================================================================
  Less than $50,000              4.50%             4.71%             4.05%
  $50,000 but less
  than $100,000                  4.00%             4.17%             3.60%
  $100,000 but less
  than $250,000                  3.50%             3.63%             3.15%
  $250,000 but less
  than $500,000                  2.75%             2.83%             2.47%
  $500,000 but less
  than $1,000,000                2.00%             2.04%             1.80%
  $1,000,000 and over            0.00%             0.00%             0.00%
================================================================================

    There is no initial sales charge on purchases of Class A Shares of $1 million or more. However, Participating Institutions may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares purchased at net asset value within 24 months of such purchases will be subject to a contingent deferred sales charge of up to 1.00%. Class A Shares that are redeemed will not be subject to this contingent deferred sales charge to the extent that the value of the shares represents capital appreciation of Fund assets or reinvestment of dividends or capital gain distributions.

    Net asset value is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) Monday through Friday except on
    (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) days in which the New York Stock Exchange or federally-chartered banks are closed including, but not limited to, the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, net asset value will not be calculated on Good Friday.

    DEALER CONCESSION. A dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. In addition, the Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Fund. Promotional incentives of these kinds will be offered uniformly to all dealers and predicated upon the amount of shares of the Fund sold by the dealer. Whenever 90% or more of a sales charge is paid to a dealer, that dealer may be deemed to be an underwriter as defined in the Securities Act of 1933.

    The sales charge for shares sold other than through registered broker-dealers will be retained by the Distributor. The Distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of the institution's customers in connection with the initiation of customer accounts and purchases of Fund shares.

    REDUCING THE CLASS A SALES CHARGE. The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent:

    * QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: As shown in the table above, larger purchases of Class A Shares reduce the percentage sales charge paid. The Fund will combine purchases made on the same day by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

        The sales charge discount applies to the total current market value of the Fund, plus the current market value of any other FAIF Fund and any other mutual funds having a sales charge and distributed as part of the First American family of funds. Prior purchases and concurrent purchases of Class A Shares of any FAIF Fund will be considered in determining the sales charge reduction. In order for an investor to receive the sales charge reduction on Class A Shares, the Transfer Agent must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

    * LETTER OF INTENT: If an investor intends to purchase at least $50,000 of Class A Shares in the Fund and other FAIF Funds over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold a percentage equal to the particular FAIF Fund's maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) for all FAIF Funds until the purchase is completed.

        The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

        A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

    SALES OF CLASS A SHARES AT NET ASSET VALUE. Purchases of the Fund's Class A Shares by the Adviser, the Sub-Advisers or any of their affiliates, or any of its or FAIF's officers, directors, employees, retirees, sales representatives, and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. The Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisers, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Fund are made available. In addition, Class A Shares may be purchased at net asset value without a sales charge by qualified defined contribution plans participating in the First American 401(k) Plan Program, investors participating in asset allocation "wrap" accounts offered by the Adviser or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in section 401(a), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks.

    If Class A Shares of the Fund have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds in Class A Shares of any FAIF Fund at the next-determined net asset value without any sales charge. The Transfer Agent must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of the Fund, there may be tax consequences.

    In addition, purchases of Class A Shares of the Fund that are funded by proceeds received upon the redemption (within 60 days of the purchase of Fund shares) of shares of any unrelated open-end investment company that charges a sales load and rollovers from retirement plans that utilize the Fund as investment options may be made at net asset value. To make such a purchase at net asset value, an investor or the investor's broker must, at the time of purchase, submit a written request to the Transfer Agent that the purchase be processed at net asset value pursuant to this privilege, accompanied by a photocopy of the confirmation (or similar evidence) showing the redemption from the unrelated fund. The redemption of the shares of the non-related fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.


    ---------------------------------------------------------------------------
    CLASS B SHARES

    CONTINGENT DEFERRED SALES CHARGE. Class B Shares are sold at net asset value without any initial sales charge. If an investor redeems Class B Shares within eight years of purchase, he or she will pay a contingent deferred sales charge at the rates set forth below. This charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price or on shares derived from reinvestment of dividends or capital gain distributions.

                                      CONTINGENT DEFERRED
                                        SALES CHARGE AS A
                                            PERCENTAGE OF
                      YEAR SINCE            DOLLAR AMOUNT
                      PURCHASE          SUBJECT TO CHARGE
                      ===================================
                       First                        5.00%
                       Second                       5.00%
                       Third                        4.00%
                       Fourth                       3.00%
                       Fifth                        2.00%
                       Sixth                        1.00%
                       Seventh                      None
                       Eighth                       None
                      ===================================

    In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A Shares in the shareholder's Fund account; second, of any Class B Shares held for more than eight years and Class B Shares acquired pursuant to reinvestment of dividends or other distributions; and third, of Class B Shares held longest during the eight-year period. This method should result in the lowest possible sales charge.

    The contingent deferred sales charge is waived on redemption of Class B Shares (i) within one year following the death or disability (as defined in the Code) of a shareholder and (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder or his or her representative must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver.

    CONVERSION FEATURE. At the end of the period ending eight years after the beginning of the month in which the shares were issued, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the Class B distribution and service fees. This conversion will be on the basis of the relative net asset values of the two classes.


    ---------------------------------------------------------------------------
    SYSTEMATIC EXCHANGE PROGRAM

    Shares of the Fund may also be purchased through automatic monthly deductions from a shareholder's account in the same class of shares of Prime Obligations Fund of First American Funds, Inc. Under a systematic exchange program, a shareholder enters an agreement to purchase a specified class of shares of the Fund over a specified period of time, and initially purchases Prime Obligations Fund shares of the same class in an amount equal to the total amount of the investment. On a monthly basis a specified dollar amount of shares of Prime Obligations Fund is exchanged for shares of the same class of the Fund. The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Fund. This effect also can be achieved through the systematic investment program described below. Because purchases of Class A Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.


    ---------------------------------------------------------------------------
    SYSTEMATIC INVESTMENT PROGRAM

    Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received, plus any applicable sales charge. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.


    ---------------------------------------------------------------------------
    EXCHANGING SECURITIES FOR FUND SHARES

    The Fund may accept securities in exchange for Fund shares. The Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Adviser or Sub-Advisers that the securities to be exchanged are acceptable. Securities accepted by the Fund will be valued in the same manner that the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.


    ---------------------------------------------------------------------------
    CERTIFICATES AND CONFIRMATIONS

    The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Fund.

    Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Fund.


    ---------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS

    Dividends with respect to the Fund are declared and paid monthly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

    All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.

    The amount of dividends payable on Class A and Class B Shares generally will be less than the dividends payable on Class Y Shares because of the distribution and/or shareholder servicing expenses charged to Class A and Class B Shares. The amount of dividends payable on Class A Shares generally will be more than the dividends on the Class B Shares because of the higher distribution and shareholder servicing fees paid by Class B Shares.


    ---------------------------------------------------------------------------
    EXCHANGE PRIVILEGE

    Shareholders may exchange Class A or Class B Shares of the Fund for currently available Class A or Class B Shares, respectively, of the other FAIF

    Funds or of other funds in the First American family of funds. Class A Shares of the Fund, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for Class A Shares of other funds without the payment of any sales charge (i.e., at net asset value). Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

    For purposes of calculating the Class B Shares' eight-year conversion period or contingent deferred sales charge payable upon redemption, the holding period of Class B Shares of the "old" fund and the holding period of the Class B Shares of the "new" fund are aggregated.

    The ability to exchange shares of the Fund does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American Fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

    Written exchange requests must be signed exactly as shown on the authorization form, and the signatures may be required to be guaranteed as for a redemption of shares by an entity described below under "Redeeming Shares -- Directly From the Fund -- Signatures." Neither the Fund, the Distributor, the Transfer Agent, any shareholder servicing agent, nor any financial institution will be responsible for further verification of the authenticity of the exchange instructions.

    Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Shares may be exchanged between two First American funds by telephone only if both funds have identical shareholder registrations.

    Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor the Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.

    Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105. The exchange should not be used to take advantage of short-term swings in the securities markets. The Fund reserves the right to limit or terminate exchange privileges as to any shareholder who makes exchanges more than four times a year (other than through the Systematic Exchange Program or similar periodic investment program). The Fund may modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.

    Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of such an exchange would be a situation in which an individual holder of

    Class A Shares subsequently opens a fiduciary, custody or agency account with a financial institution which invests in Class Y Shares.

    The terms of any exchange privilege may be modified or terminated by the Fund at any time. There are currently no additional fees or charges for the exchange service. The Fund does not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of any modification or termination of the exchange privilege and of the imposition of any additional fees or charges.


 REDEEMING SHARES

    The Fund redeems shares at their net asset value next determined after the Transfer Agent receives the redemption request, reduced by any applicable contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests can be made as described below and must be received in proper form.


    ---------------------------------------------------------------------------
    BY TELEPHONE

    A shareholder may redeem shares of the Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Fund by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Fund. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.

    Certain financial institutions are authorized to act as the Fund's agent for the purpose of accepting redemption requests, and the Fund will be deemed to have received a redemption request upon receipt of the request by the financial institution.

    Shareholders who did not purchase their shares of the Fund through a financial institution may redeem their shares by telephoning (800) 637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

    In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor the Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Fund will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Fund may be liable for any losses due to unauthorized or fraudulent telephone transactions.


    ---------------------------------------------------------------------------
    BY MAIL

    Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

    Shareholders requesting a redemption of $5,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

    * a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

    * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

    * a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

    * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

    The Fund does not accept signatures guaranteed by a notary public.

    The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.


    ---------------------------------------------------------------------------
    BY SYSTEMATIC WITHDRAWAL PROGRAM

    Shareholders whose account value is at least $5,000 may elect to participate in the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. A shareholder may apply to participate in this program through his or her financial institution. It is generally not in a shareholder's best interest to participate in the Systematic Withdrawal Program at the same time that the shareholder is purchasing additional shares if a sales charge must be paid in connection with such purchases.


    ---------------------------------------------------------------------------
    REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

    When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.


    ---------------------------------------------------------------------------
    ACCOUNTS WITH LOW BALANCES

    Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except retirement plans, and pay the proceeds, less any applicable contingent deferred sales charge, to the shareholder if the account balance falls below the required minimum value of $500. Shares will not be redeemed in this manner, however, if the balance falls below $500 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account requirement.


 DETERMINING THE PRICE
 OF SHARES

    Class A Shares of the Fund are sold at net asset value plus a sales charge, while Class B Shares are sold without a front-end sales charge. Shares are redeemed at net asset value less any applicable contingent deferred sales charge. See "Investing in the Fund -- Alternative Sales Charge Options."

    The net asset value per share is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) on each day the New York Stock Exchange and federally-chartered banks are open for business, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for the Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent or an authorized financial institution receives a purchase order or redemption request.

    It is the responsibility of Participating Institutions promptly to forward purchase and redemption orders to the Transfer Agent. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent or the Fund may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.


    ---------------------------------------------------------------------------
    DETERMINING NET ASSET VALUE

    The net asset value per share for the Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors.

    Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.

    Foreign securities owned by the Fund are valued at the closing prices on the principal exchange on which they trade.

    If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

    Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.

    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the Fund may differ because of the differing distribution and/or shareholder servicing expenses charged to Class A and Class B Shares.


    ---------------------------------------------------------------------------
    FOREIGN SECURITIES

    Any assets or liabilities of the Fund initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of the Fund. Thus, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Fund's portfolios. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange is open for business or may take place on days on which the New York Stock Exchange is not open for business. Therefore, the net asset value of a Fund which holds foreign securities might be significantly affected on days when an investor has no access to the Fund.


 FEDERAL INCOME TAXES

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), during its current taxable year in order to be relieved of payment of federal income taxes on amounts of taxable income it distributes to shareholders.

    Distributions paid from the Fund's net investment income and net short-term capital gains will be taxable to shareholders as ordinary income, whether or not the shareholder elects to have such dividends automatically reinvested in additional shares. Dividends paid by the Fund will not be eligible for the 70% deduction for dividends received by corporations.

    Distributions paid from the net capital gains of each Fund and designated as capital gain dividends generally will be taxable to shareholders as long-term capital gains, regardless of the length of time for which they have held their shares in the Fund. In the case of shareholders who are individuals, estates, or trusts, the Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain (subject to a maximum tax rate of 28%) and the portion that must be treated as long-term capital gain (subject to a maximum tax rate of 20%).

    Gain or loss realized upon the sale of shares in the Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held for more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term (subject to a maximum tax rate of 20%) if the shareholder has held the shares for more than 18 months and mid-term (subject to a maximum tax rate of 28%) if the shareholder has held the shares for more than one year but not more than 18 months.

    The Fund is required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, each investor will be asked to certify on his or her account application that the social security or taxpayer identification number provided is correct and that the investor is not subject to backup withholding for previous underreporting to the IRS.

    This is a general summary of the federal tax laws applicable to the Fund and its shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details.


 FUND SHARES

    Each share of the Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Fund have no preemptive or conversion rights.

    Each share of the Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only the Fund or a particular class of shares, the shares of the Fund or that class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to the Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

    Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they
    (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.


 CALCULATION OF
 PERFORMANCE DATA

    From time to time, the Fund may advertise information regarding its performance. The Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with SEC regulations.

    "Yield" for the Fund is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

    "Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses, including, as applicable, the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure. "Cumulative total return" reflects the Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's performance, they are not the same as actual year-by-year results. As a supplement to total return computations, the Fund may also publish "total investment return" computations which do not assume deduction of the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares.

    "Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Fund are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by the Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of the Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

    The performance of the Class A and Class B Shares of the Fund will normally be lower than for the

    Class Y Shares because Class Y Shares are not subject to the sales charges and distribution and/or shareholder servicing expenses applicable to Class A and Class B Shares. In addition, the performance of Class A and Class B Shares of the Fund will differ because of the different sales charge structures of the classes and because of the differing distribution and shareholder servicing fees charged to Class B Shares.

    In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of the Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and the Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Fund's performance, see "Fund Performance" in the Statement of Additional Information.


 SPECIAL INVESTMENT METHODS

    This section provides additional information concerning the securities in which the Fund may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.


    ---------------------------------------------------------------------------
    U.S. GOVERNMENT SECURITIES

    The U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund invests principally are:

    * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

    * notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

    * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

    * notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

    The government securities in which the Fund may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.


    ---------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES

    The Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates, private pass-through securities, collateralized mortgage obligations ("CMOs"), or Real Estate Mortgage Investment Conduits ("REMICS").

    Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal

    Home Loan Mortgage Corporation ("FHLMC"). The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

    Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHMLC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

    The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

    CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Fund may invest in both investment grade and non-investment grade bonds (which may be denominated in U.S. dollars or in non-U.S. currencies) and other fixed income obligations issued by domestic and foreign corporations and other private issuers. The Fund has no minimum rating requirements for these investments. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend on, among other factors, the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Fund may invest include classes which are subordinated in right of payment to other classes.

    REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest (the type in which the Fund primarily invests), and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

    It is generally more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.


    ---------------------------------------------------------------------------
    BANK INSTRUMENTS

    For defensive purposes and to maintain liquidity, the Fund may temporarily invest in debt obligations maturing in one year or less, including time and savings deposits, deposit notes and bankers' acceptances (including certificates of deposit) in commercial or savings banks. They also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. For a description of certain risks of investing in foreign issuers' securities, see "-- Foreign Securities" below. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.


    ---------------------------------------------------------------------------
    FIXED INCOME OBLIGATIONS

    The Fund may invest in both investment grade and non-investment grade (lower-rated) bonds (which may be denominated in U.S. dollars or non-U.S. currencies) and other fixed-income obligations (including, but not limited to, preferred stock) issued by domestic and foreign corporations and other private issuers. There are no minimum rating requirements for these investments by the Fund. The Fund's investments may include U.S. dollar-denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans for foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity. From time to time, the Fund's portfolio may consist primarily of lower-rated (i.e., rated Ba or lower by Moody's, or BB or lower by Standard & Poor's) corporate debt obligations, which are commonly referred to as "junk bonds." Certain fixed-income obligations in which the Fund invests may involve equity characteristics. The Fund may, for example, invest in unit offerings that combine fixed-income securities and common stock equivalents such as warrants, rights and options. It is anticipated that the majority of the value attributable to the unit will relate to its fixed-income component.


    ---------------------------------------------------------------------------
    FLOATING RATE CORPORATE DEBT OBLIGATIONS

    The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Common utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.


    ---------------------------------------------------------------------------
    FIXED RATE CORPORATE DEBT OBLIGATIONS

    The Fund will also invest in fixed rate securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.


    ---------------------------------------------------------------------------
    PARTICIPATION INTERESTS

    The Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. The Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Fund may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's.


    ---------------------------------------------------------------------------
    OPTIONS TRANSACTIONS

    PURCHASES OF PUT AND CALL OPTIONS. The Fund may purchase put and call options. These transactions will be undertaken only for the purpose of reducing risk to the Fund; that is, for "hedging" purposes. These transactions may include the purchase of put and call options on equity securities, on stock indices, on interest rate indices, or on foreign currencies. Options on futures contracts are discussed below under "Futures and Options on Futures."

    A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

    Options on indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

    The Fund will not invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. The Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

    The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by the Fund and the prices of options, and the risk of limited liquidity in the event that the Fund seeks to close out an option's position before expiration by entering into an offsetting transaction.

    WRITING OF CALL OPTIONS. The Fund may write (sell) covered call options on up to 25% of its net assets. These transactions would be undertaken principally to produce additional income. These transactions may include the writing of covered call options on equity securities or on foreign currencies which the Fund owns or has the right to acquire or on interest rate indices.

    When the Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.

    The Fund also may write call options on stock indices the movements of which generally correlate with those of the respective Fund's portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.


    ---------------------------------------------------------------------------
    FUTURES AND OPTIONS ON FUTURES

    The Fund may engage in futures transactions and purchase options on futures. These transactions may include the purchase of stock index futures and options on stock index futures, and the purchase of interest rate futures and options on interest rate futures.

    A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

    The Fund may use futures contracts and options on futures in an effort to reduce investment risk against market risks and as a part of its management of foreign currency transactions.

    Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment Company under the Code.

    Where the Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of the Fund's total assets. Where the Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, the Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts, into which a Fund was permitted to enter. When the Fund enters into futures contracts obligating it to sell securities or currencies, its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out of the contracts prior to the settlement date.

    Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


    ---------------------------------------------------------------------------
    FOREIGN SECURITIES

    The Fund may invest in foreign securities, including securities not publicly traded in the United States and securities denominated in currencies other than U.S. dollars. The Fund may hold funds in bank deposits or other money market investments denominated in foreign currencies. The Fund may purchase securities issued in any country, developed or undeveloped; there are no minimum rating requirements for the foreign securities in which the Fund invests.

    Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

    In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.


    ---------------------------------------------------------------------------
    FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

    To settle transactions in foreign currencies or to protect the Fund's assets against adverse changes in foreign currency exchange rate or exchange control regulations, the Fund may enter into foreign currency transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts. A forward foreign currency exchange contract is an obligation to purchase or sell an amount of a particular currency at a specific prices and on a future date agreed upon by the parties. At the time the Fund enters into a forward foreign currency exchange contract, Fund assets with a value equal to the Fund's obligation under the forward foreign currency exchange contract are segregated on the Fund's records, in accordance with the guidelines of the SEC and are maintained until the contract has been settled. The Fund will not enter into a forward foreign currency exchange contract with a term of more than six months.

    To protect against the decline of a particular foreign currency, the Fund may also enter into a forward foreign currency exchange contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency. This type of short-term hedging involves significant risk due to the difficulties of predicting short-term currency market movements and precisely matching forward foreign currency exchange contract amounts and the constantly changing value of the securities involved.


    ---------------------------------------------------------------------------
    ASSET-BACKED SECURITIES

    The Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.


    ---------------------------------------------------------------------------
    REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase by the Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), the Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Sub-Adviser will monitor the creditworthiness of the firms with which the Fund enter into repurchase agreements.


    ---------------------------------------------------------------------------
    REVERSE REPURCHASE AGREEMENTS

    Although it currently does not do so, the Fund may also enter into reverse repurchase agreements. A reverse repurchase agreement is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future, the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

    ---------------------------------------------------------------------------
    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    The Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, the Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

    The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Fund will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.


    ---------------------------------------------------------------------------
    PAYMENT-IN-KIND DEBENTURES

    The Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e. "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.


    ---------------------------------------------------------------------------
    ZERO COUPON OBLIGATIONS

    The Fund may invest in zero-coupon fixed-income securities. Zero-coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero-coupon, securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.


    ---------------------------------------------------------------------------
    LENDING OF PORTFOLIO SECURITIES

    In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Fund will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Adviser) in connection with these loans which, in the case of U.S. Bank Trust National Association, are 40% of the Funds' income from such securities lending transactions.


    ---------------------------------------------------------------------------
    PORTFOLIO TRANSACTIONS

    Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for the Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.


    ---------------------------------------------------------------------------
    PORTFOLIO TURNOVER

    The Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. Because the Fund will actively use trading to benefit from short term yield disparities among different issues of fixed-income securities or otherwise to increase its income, the Fund may be subject to a greater degree of portfolio turnover than might be expected from funds which invest substantially all of their assets on a long-term basis. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that its annual turnover rate generally will not exceed 200%. Higher portfolio turnover rates (100% or more) generally result in higher transaction costs and could result in additional tax consequences to the Fund's shareholders.


    ---------------------------------------------------------------------------
    INVESTMENT RESTRICTIONS

    The fundamental and nonfundamental investment restrictions of the Fund are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:

    * The Fund will not borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings.

    * The Fund will not lend any of its assets, except portfolio securities up to one-third of the Fund's total assets.

    * The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the sale of restricted securities which the Fund may purchase consistent with its investment objectives.

    A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

    As a nonfundamental policy, the Fund will not invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.
    Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

 INFORMATION CONCERNING
 COMPENSATION PAID TO
 U.S. BANK NATIONAL
 ASSOCIATION, U.S. BANK
 TRUST NATIONAL ASSOCIATION
 AND OTHER AFFILIATES

    U.S. Bank National Association, U.S. Bank Trust National Association and other affiliates of U.S. Bancorp may act as a fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. These U.S. Bancorp affiliates may receive compensation from the Fund for the services they provide to the Fund, as described more fully in the following sections of this Prospectus:

     Investment advisory services -- see "Management- Investment Adviser"

     Custodian services -- see "Management-
     Custodian"

     Sub-administration services -- see "Management- Administrator"

     Transfer Agent Services -- see "Management-Transfer Agent"

     Shareholder servicing -- see "Distributor"

     Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Adviser
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
U.S. BANK TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
330 West Ninth Street
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402



FAIF-1001 (7/98) R

                                                                   APPENDIX XIII

                  DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL

            Shareholders who elect to exercise dissenters' rights must satisfy each of the following conditions: (a) dissenting holders must file with the Company, before the vote on the Reorganization is taken, written notice of their intention to demand payment of the fair value of their shares (this written notice must be in addition to and separate from any proxy or vote against the Reorganization--voting against or failing to vote for the Reorganization will not constitute such a notice); and (b) dissenting holders must not vote in favor of the Reorganization (a failure to vote will satisfy this requirement, but a vote in favor of the Reorganization, by proxy or in person, will constitute a waiver of dissenters' rights and will nullify any previously filed written notice of intent to demand payment). Shareholders who fail to comply with either of these conditions will have no dissenters' rights with respect to their shares.

            SHAREHOLDERS SHOULD BE AWARE THAT THE DIVISION OF INVESTMENT MANAGEMENT OF THE COMMISSION HAS TAKEN THE POSITION THAT ADHERENCE TO STATE APPRAISAL PROCEDURES BY A REGISTERED INVESTMENT COMPANY ISSUING REDEEMABLE SECURITIES WOULD CONSTITUTE A VIOLATION OF RULE 22C-1 UNDER THE 1940 ACT. THIS RULE PROVIDES THAT NO OPEN-END INVESTMENT COMPANY MAY REDEEM ITS SHARES OTHER THAN AT NET ASSET VALUE NEXT COMPUTED AFTER RECEIPT OF A TENDER OF SUCH SECURITY FOR REDEMPTION. IT IS THE VIEW OF THE DIVISION OF INVESTMENT MANAGEMENT THAT RULE 22C-1 SUPERSEDES APPRAISAL PROVISIONS IN STATE STATUTES. IN THE INTERESTS OF ENSURING EQUAL VALUATION OF ALL INTERESTS IN THE PIPER FUNDS, THE COMPANY WILL DETERMINE DISSENTERS' RIGHTS IN ACCORDANCE WITH THE DIVISION INTERPRETATION. ACCORDINGLY, IN THE EVENT THAT ANY SHAREHOLDER ELECTS TO EXERCISE DISSENTERS' RIGHTS UNDER MINNESOTA LAW, THE COMPANY INTENDS TO SUBMIT THIS QUESTION TO A COURT OF COMPETENT JURISDICTION.

            All written notices should be addressed to XUS or HLA at the offices of the Piper Funds, 222 South Ninth Street, Minneapolis, Minnesota 55402,
Attention: Corporate Secretary, and should be executed by, or with the consent of, the holder of record. The notice must identify the shareholder and indicate the intention of such shareholder to demand payment of fair value of his or her shares. In the notice the shareholder's name should be stated as it appears on his or her stock certificates, if any, or in the manner in which his or her shares are registered. A beneficial owner of shares who is not the registered owner may assert dissenters' rights as to shares held on such person's behalf, provided that such beneficial owner submits a written consent of the registered owner to the Company at or before the time such rights are asserted.

            A Piper Fund shareholder may not assert dissenters' rights as to less than all of the shares registered in such shareholder's name, except in the situation in which certain shares are beneficially owned by another person but registered in such shareholder's name. If a shareholder wishes to dissent with respect to shares beneficially owned by another person, such shareholder must dissent with respect to all of such shares and disclose the name and address of the beneficial owner on whose behalf the holder is dissenting.

            After a vote approving the Reorganization, and assuming the Reorganization is consummated, the Company must give written notice that the Reorganization has been approved to each shareholder who filed a written notice of intent to demand payment for such shareholder's shares and who did not vote in favor of the Reorganization. This notice sent by the Company shall specify the address to which a demand for payment and stock certificates, if any, must be sent by such shareholder in order to obtain payment and shall include a form for demanding payment to be completed by the shareholder. In order to receive the fair value of his or her shares, a dissenting shareholder must, within 30 days after the date of such notice, send such holder's share certificates, if any, together with certain information concerning such shareholder's shares, on the form supplied by the Company. After a valid demand for payment and the related certificates, if any, are received, the Company must remit to each dissenting shareholder who has complied with the above-referenced requirements the amount it deems to be the fair value of that shareholder's shares, plus interest from the fifth day after the effective date of the Reorganization to the date of such payment, together with a brief description of the method used to reach such estimate and certain updated interim financial data of the Company, if available.

            If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of such shareholder's shares, plus interest, the shareholder may give written notice to the Company of his own estimate of fair value of his Piper Fund shares within 30 days after the mailing date of the remittance and demand payment of the difference. If the shareholder fails to give written notice of such estimate and demand for the difference with the 30-day time period, the shareholder will be entitled only to the amount remitted.

            If the Piper Fund and the dissenting shareholder are unable to settle the shareholder's demand within 60 days, the Company shall file in court a petition requesting that the court determine the fair value of the shares, plus interest. All shareholders whose demands are not settled within the applicable 60-day settlement periods shall be made parties to this proceeding. The court, after determining that the shareholder has complied with all statutory requirements, may use any valuation method or combination of methods it deems appropriate, whether or not used by the Company or the dissenting shareholder, or may appoint appraisers to determine the fair value of the shares. The court's determination is binding on all shareholders of the Piper Funds, and the court must enter judgment for any amount by which the court determines fair value exceeds the amount remitted to the shareholders by the Company.

            The costs and expenses of such a proceeding, including the expenses and compensation of any appraisers, will be assessed against the Company unless the court, in its discretion, determines that the dissenting shareholder's action in demanding supplemental payment was arbitrary, vexatious, or not in good faith, in which event the court may assess all or a part of such costs against the shareholder. Fees and expenses of counsel for the dissenting shareholder may be awarded by the court out of the amount, if any, awarded to such shareholder.

            The following sections of the Minnesota Business Corporation Act set forth the rights of dissenting shareholders and the procedures to be followed for asserting dissenters' rights:

302A.471.   RIGHTS OF DISSENTING SHAREHOLDERS

            Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

            (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

            (1) alters or abolishes a preferential right of the shares;

            (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

            (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

            (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

            (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

            (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

            (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

            (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

            Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

            (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

            Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

            (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

            Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473.   PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

            Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

            (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

            (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

            (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

            Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

            Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

            Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

            (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

            (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

            (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

            (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

            (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

            Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

            (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

            (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

            (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

            (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a) a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

            (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

            Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

            Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

            Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

            (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

            (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED _______, 1998

                        PROPOSED ACQUISITION OF ASSETS OF
                       THE AMERICAS INCOME TRUST INC. AND
                           HIGHLANDER INCOME FUND INC.
                      PIPER CAPITAL MANAGEMENT INCORPORATED
                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3894
                            1-800-866-7778 EXT. 6786

                        BY AND IN EXCHANGE FOR SHARES OF
                              STRATEGIC INCOME FUND
              A PORTFOLIO OF FIRST AMERICAN INVESTMENT FUNDS, INC.
                            OAKS, PENNSYLVANIA 19456
                                 1-800-637-2548

This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets and the assumption of all liabilities of The Americas Income Trust Inc. ("XUS") and Highlander Income Fund Inc. ("HLA"), each closed-end investment companies, by Strategic Income Fund ("Strategic Fund"), a newly created open-end fund of First American Investment Funds, Inc. ("FAIF"), in exchange for Class A shares of common stock of Strategic Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of XUS and HLA (collectively, the "Piper Funds") and (b) the liquidation of the Piper Funds and the pro rata distribution of the Piper Funds common shares to Strategic Fund shareholders. This Statement of Additional Information consists of (a) this cover page, (b) the combined Statement of Additional Information of the Piper Funds, (c) the preliminary Statement of Additional Information of Strategic Fund, and five additional funds of FAIF: Mid Cap Growth Fund, Emerging Markets Fund, Adjustable Rate Mortgage Securities Fund, Tax Free Fund, Minnesota Tax Free Fund, which is attached as Appendix A to this Statement of Additional Information, (d) the Pro Forma Financial Statements of the Piper Funds and Strategic Fund, which are attached as Appendix B to this Statement of Additional Information, and the following documents, each of which is incorporated by reference herein:

      1.    Annual report of XUS for the fiscal year ended October 31, 1997.

      2.    Annual report of HLA for the fiscal year ended February 28, 1998.

      3. Financial Statements required by Form N-14, Item 14 (to the extent not included in Items 1 and 2 above).

      This Statement of Additional Information is not a prospectus. The Proxy Statement/Prospectus dated the date hereof relating to the above-referenced transaction may be obtained without charge by writing or calling the Piper Funds or FAIF at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement/Prospectus.

                                Table of Contents

INVESTMENT OBJECTIVES AND POLICIES ..........................................  1
      Description of Portfolio Securities ...................................  1
            Mortgage-Backed Securities ......................................  1
            Corporate Fixed Income Securities ...............................  4
            Other Fixed Income-Securities ...................................  5
            Zero Coupon Securities ..........................................  5
      Other Investment Management Practices .................................  6
            Hedging .........................................................  6
            Options and Futures Contracts ...................................  6
            Foreign Currency Exchange Transactions .......................... 11
            When-Issued and Forward Commitment Securities ................... 13
            Repurchase Agreements ........................................... 13
            Portfolio Turnover .............................................. 14
      Investment Restrictions ............................................... 14

TENDER OFFERS AND SHARE REPURCHASES ......................................... 16

DIRECTORS AND EXECUTIVE OFFICERS ............................................ 17

INVESTMENT ADVISORY AND OTHER SERVICES ...................................... 19
            General ......................................................... 19
            Control of the Adviser .......................................... 20
            Investment Advisory Agreements .................................. 20
            Sub-Adviser ..................................................... 20
            Control of the Sub-Advisers ..................................... 20
            Sub-Advisory Agreements ......................................... 20
            Fund Administration ............................................. 21
            Independent Auditors ............................................ 22

BROKERAGE AND PORTFOLIO TRANSACTIONS ........................................ 22

TAXATION .................................................................... 23
            General ......................................................... 23
            Federal Tax Treatment of Shareholders ........................... 24
            Consequences of Certain Fund Investments ........................ 25
            Pass-through of Foreign Tax Credits ............................. 26

ADDITIONAL INFORMATION ...................................................... 26

RATINGS ..................................................................... 27
            Ratings of Corporate Debt Obligations and Municipal Bonds ....... 27
                  Standard & Poor's ......................................... 27
                  Moody's ................................................... 28
            Ratings of Preferred Stock ...................................... 29
                  Standard & Poor's ......................................... 29
                  Moody's ................................................... 29
            Ratings of Municipal Notes ...................................... 30
                  Standard & Poor's ......................................... 30
                  Moody's ................................................... 30
            Ratings of Commercial Paper ..................................... 30
                  Standard & Poor's ......................................... 30
                  Moody's ................................................... 30
            Best's Rating System for Insurance Companies .................... 31

                       INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives and policies of the Piper Funds are set forth in the Proxy Statement/Prospectus. Certain additional investment information is set forth below. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus.

Description of Portfolio Securities

Mortgage-Backed Securities

      GINNIE MAE CERTIFICATES--Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

      The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

      FANNIE MAE CERTIFICATES--Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are obligations solely of FNMA and are not backed by the full faith and credit of the United States Government.

      Each Fannie Mae Certificate will represent a pro-rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) fixed rate and adjustable mortgage loans secured by multifamily projects.

      FREDDIE MAC CERTIFICATES--Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

      Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, interests in whole loans and participations comprising another Freddie Mac Certificate group.

      GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The guaranteed mortgage pass-through securities in which the Piper Funds will invest will include certificates issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans, which collection may take up to one year.

      Ginnie Mae Certificates are direct obligations of the United States Government and as such are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered and privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac Certificates are solely obligations of the issuing entity and are not backed by the full faith and credit of the United States.

      PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private Mortgage Pass-Through Securities ("Private Pass-Throughs") are structured similarly to the Ginnie
Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass Throughs constituting adjustable rate mortgage securities are backed by a pool of conventional adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Support" below.

      CMOS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations ("CMOs") are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other Mortgage-Backed Securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other Mortgage-Backed Securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. CMOs and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) may be issued by agencies or instrumentalities of the United States Government or by private organizations. The issuer of a CMO may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

      The Piper Funds may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the London Interbank Offered Rate ("LIBOR"). Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse or reverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse or reverse floating CMOs would be purchased by the Piper Funds to attempt to protect against a reduction in the income earned on a Piper Fund's investments due to a decline in interest rates. A Piper Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other Mortgage-Backed Securities, the value will decrease as interest rates increase. See "Description of Portfolio Securities--Derivative Mortgage-Backed Securities."

      DERIVATIVE MORTGAGE-BACKED SECURITIES. Derivative Mortgage-Backed Securities are securities, such as interest-only and principal-only stripped mortgage-backed securities and subordinated interests in private pass-through pools, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property or Mortgage-Backed Securities.

      The yields on Derivative Mortgage-Backed Securities are generally higher than prevailing market yields on Mortgage Backed Securities because their market prices are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques. See "Other Investment Management Practices--Derivative Mortgage-Backed Securities."

      Although Derivative Mortgage-Backed Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities are still less liquid than most other types of investments.

      STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      There are generally two types of classes of SMBS, one of which (the "IO class") entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of mortgage loans or Mortgage-Backed Securities ("Mortgage Assets") and the other of which (the "PO class") entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, an investor may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

      Under the Internal Revenue Code of 1986, as amended (the "Code"), SMBS generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Piper Funds. In addition, the Staff of the Division of Investment Management of the Securities Exchange Commission considers privately issued SMBS to be illiquid securities.

      SUBORDINATED MORTGAGE-BACKED SECURITIES. Credit enhancement in the form of subordination provides for the issuance of a senior class of certificates that are generally rated at least AA by S&P and one or more classes of subordinated certificates that bear ratings lower than the senior certificates or are non-rated. Holders of either the senior or the subordinated certificates will ordinarily be entitled to a pro-rata share of distributions of principal and interest. However, in the event that delinquencies and defaults on the underlying mortgage loans cause a shortfall in the distributions to the senior certificates, distributions otherwise payable to the subordinated certificates will be distributed to the senior certificates to the extent required. The characteristics of the mortgage loans and other credit enhancement features will determine the size of the subordinated interest required to obtain the desired rating on the senior securities.

      To the extent that actual delinquency and loss experience is greater than that anticipated, the return on the subordinated certificates will be adversely affected and, in extreme cases, a portion of the principal could be lost; to the extent that such experience is more favorable than anticipated, the return on the subordinated certificates will be increased. The Piper Funds may invest in subordinated certificates, which securities, at the time of investment, are rated BBB or higher by S&P, or, if unrated, determined by the Adviser to be of comparable quality. Descriptions of the rating categories are set forth in this Statement of Additional Information under "Ratings."

      TYPES OF CREDIT SUPPORT. To lessen the effect of failures by obligors on underlying mortgages to make payments, Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of-assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Piper Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued credit worthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Corporate Fixed Income Securities

      HLA may invest in certain types of Corporate Fixed Income Securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to HLA as such securities generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to HLA. These risks are described under "Risk Factors" in the Proxy Statement/Prospectus.

Other Fixed Income-Securities

      U. S. GOVERNMENT SECURITIES. Each Piper Fund may invest in U.S. Government Securities which are not backed by the full faith and credit of the Untied States. No assurance can be given that the United States Government will provide financial support in the future to United States Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

      Each Piper Fund may invest in zero coupon U.S. Government Securities. A Piper Fund accrues income on such securities for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy such Piper Fund's distribution obligations. Certain zero coupon obligations are issued by the United States Treasury and others are issued by government agencies or instrumentalities. Investment banks may also strip Treasury securities and sell them under proprietary names. Only "stripped" U.S. Government Securities which are issued through the United States Treasury's STRIPS program are considered to be direct obligations of the United States Government.

      MUNICIPAL OBLIGATIONS. Municipal Obligations include debt obligations issued by states, cites and local authorities, and including possessions and certain territories of the United States, to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Obligations may be used include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term "Municipal Obligations" if the interest paid thereon qualifies as exempt from federal income tax. Municipal Obligations in which the Fund will invest bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax, although such interest may be subject to the federal alternative minimum tax.

      Municipal Obligations may be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development, private activity and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending upon numerous factors. Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of or interest on its Municipal Obligations may be materially affected.

Zero Coupon Securities

      Each Piper Fund may invest in zero coupon securities. A Piper Fund accrues income on such securities for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy such Piper Fund's distribution obligations. Certain zero coupon obligations are issued by the United States Treasury and others are issued by government agencies or instrumentalities. Investment banks may also strip Treasury securities and sell them under proprietary names. Only "stripped" U.S. Government Securities which are issued through the United States Treasury's STRIPS program are considered to be direct obligations of the United States Government.

Other Investment Management Practices

Hedging

            The net amount of the excess, if any, of a Piper Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a Piper Fund's custodian. If a Piper Fund enters into an interest rate swap on other than a net basis, such Piper Fund would maintain a segregated account in the full amount accrued on a daily basis of such Piper Fund's obligations with respect to the swap. To the extent a Piper Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of such Piper Fund's obligations with respect to any caps or floors.

Options and Futures Contracts

            OPTIONS ON SECURITIES. The Piper Funds are authorized to write covered put and call options and purchase put and call options on the securities in which it may invest that are traded on U.S. and foreign securities exchanges and in over-the-counter markets. The Piper Funds also intend to write call options that are not covered for cross-hedging purposes.

            The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

            The writer of an option that wished to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writers position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

            Effecting a closing transaction in the case of a written call option will permit a Piper Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit such Piper Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Piper Funds' investments. If a Piper Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

            The Piper Funds will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Piper Funds will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Piper Funds.

            An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Piper Funds would have to exercise the options in order to realize any profit. If a Piper Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

            The Piper Funds may write options in connection with buy-and-write transactions; that is, the Piper Funds may purchase a security and then write a call option against that security. The exercise price of the call the Piper Funds determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Piper Funds' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Piper Funds' purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

            The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Piper Funds' gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Piper Funds may elect to close the position or take delivery of the security at the exercise price and the Piper Funds' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Piper Funds in the same market environments that call options are used in equivalent buy-and-write transactions.

            The Piper Funds may purchase put options to hedge against a decline in the value of their portfolio. By using put options in this way, the Piper Funds will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Piper Fund may purchase call options to hedge against an increase in the price of securities that such Piper Fund anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Piper Funds' upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Piper Funds.

            FUTURES CONTRACTS. The Piper Funds may enter into contracts for the purchase or sale for future delivery of fixed income securities, or contracts based on bonds or financial indices including any index of the types of securities in which the Piper Funds may invest. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            At the same time a futures contract is purchased or sold, the Piper Funds must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Piper Funds would provide or receive cash that reflects any decline or increase in the contract's value.

            At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Piper Funds will incur brokerage fees when it purchases or sells futures contracts.

            The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Piper Funds, which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Piper Funds from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Piper Funds owns long-term bonds, and interest rates were expected to increase, the Piper Funds might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by a Piper Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Piper Funds would increase at approximately the same rate, thereby keeping the net asset value of a Piper Fund from declining as much as it otherwise would have. The Piper Funds could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Piper Funds to maintain a defensive position without having to sell its portfolio securities.

            Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Piper Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Piper Fund could then buy long-term bonds on the cash market. To the extent a Piper Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover such Piper Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by such Piper Fund with respect to such futures contracts.

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

            In addition, futures contracts entail risks. Although the Adviser will only enter into futures contracts if it believes that use of such contracts will benefit a particular Piper Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Piper Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Piper Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, such Piper Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if such Piper Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Piper Fund may have to sell securities at a time when it may be disadvantageous to do so.

            OPTIONS ON FUTURES CONTRACTS. A Piper Fund is authorized to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Piper Funds are not fully invested they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Piper Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Piper Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Piper Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which such Piper Fund intends to purchase. If a put or call option the Piper Funds have written is exercised, the Piper Funds will incur loss which will be reduced by the amount of the premium they receive. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Piper Fund's losses from existing options may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Piper Fund may purchase a put option on a futures contract to hedge such Piper Fund's portfolio against the risk of rising interest rates.

            The amount of risk a Piper Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

            A Piper Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to many types of securities in which the Piper Funds invest are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Piper Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Piper Funds' ability to engage in options and futures transactions may be limited by tax considerations. See "Taxation--General" herein.

            ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND OPTIONS ON FUTURES CONTRACTS. Options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of its initial investment, due to the margin requirements associated with such positions.

            In addition, options on securities, futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Piper Funds' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Foreign Currency Exchange Transactions

            XUS may engage in foreign currency exchange transactions to protect against uncertainty in the level of the rate of exchange between the U.S. dollar and foreign currencies. XUS may engage in such transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

            The Piper Funds may engage in "transaction hedging" to protect against a change in the exchange rate between the date on which XUS contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, XUS may purchase or sell any foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in such foreign currencies. If conditions warrant, XUS may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currencies or futures contracts as a hedge against changes in foreign currencies or exchange rates between the trade and settlement dates on particular transactions and not for speculation.

            A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, XUS may also purchase exchange-listed and over-the-counter call and put options on foreign currencies or future contracts thereon. A put option on a futures contract gives XUS the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives XUS the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives XUS the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives XUS the right to purchase a currency at the exercise price until the expiration of the option.

            XUS may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar in its securities denominated in foreign currencies (or an increase in the value of the foreign currency for securities which XUS intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, XUS may purchase or sell foreign currency futures contracts and forward contracts, and may purchase put or call options on foreign currencies or on futures contracts thereon on exchanges or over-the-counter markets. In connection with position hedging, XUS may also purchase or sell foreign currencies on a spot basis.

            The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

            It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for XUS to purchase additional amounts of foreign currencies on the spot market (and bear the expenses of such purchase) if the market value of the security or securities being hedged is less than the amount of such foreign currencies XUS is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currencies. Conversely, it may be necessary to sell on the spot market some of the foreign currencies received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currencies XUS is obligated to deliver.

            Hedging transactions involve costs and may result in losses. XUS may write covered call options on foreign currencies to offset some of such costs. XUS may engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. XUS's ability to engage in hedging and related option transactions may be limited to tax considerations. See "Taxation-Consequences of Certain Piper Funds Investments."

            Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which XUS owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

            A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designated by and traded on exchanges regulated by the Commodities Futures Trading Commission (the "CFTC") such as the New York Mercantile Exchange. XUS would enter into foreign currency futures contracts solely for hedging or other appropriate risk management purposes as defined in CFTC regulations.

            Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

            At the maturity of a forward or futures contract, XUS may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

            Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although XUS intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, XUS would continue to be required to make daily cash payments of variation margin.

            Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options traded in the over-the-counter market are illiquid and it may not be possible for XUS to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

            The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign debt security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

            There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

            Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based upon the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to XUS at one rate, while offering a lesser rate of exchange should XUS desire to resell that currency to the dealer.

When-Issued and Forward Commitment Securities

            Each Piper Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a Piper Fund purchase securities on a when-issued or forward commitment basis, it will segregate cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments, marked to the market daily, until payment is made; the Piper Funds will likewise segregate securities it sells on a forward commitment basis. On the delivery date, a Piper Fund will meet their obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from the available cash flow.

Repurchase Agreements

            Each Piper Fund may invest in repurchase agreements. Each Piper Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Piper Funds will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

            Pursuant to an exemptive order received from the Securities and Exchange Commission, the Piper Funds may, along with any open-end investment companies or series thereof and any other closed-end investment companies currently managed by Piper Capital Management Incorporated (the "Adviser"), and all future investment companies or series thereof advised by the Adviser or its affiliates, deposit uninvested cash balances into one joint account to be used to enter into one or more large repurchase agreements.

Portfolio Turnover

            Because the Piper Funds will actively manage their portfolio to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objectives and policies, the Piper Funds may be subject to a greater degree of portfolio turnover and, thus, a higher incidence of short-term capital gain than might be expected from investment companies that invest substantially all of their funds on a long-term basis. Correspondingly larger transaction costs can be expected to be borne by each Piper Fund. The Piper Funds cannot accurately predict their portfolio turnover rate, but it is anticipated that the annual turnover rate of each Piper Fund generally will not exceed 100% (excluding turnover of securities having a maturity of one year or less). An annual turnover rate of 100% occurs, for example, when all of the securities in a Piper Fund's portfolio are replaced once in a period of one year. A greater turnover rate can be expected to result in a higher incidence of short-term capital gain and will also result in correspondingly greater transaction costs (I.E., underwriters' commissions and the spread of the bid and asked prices quoted by dealers) to be borne by such Piper Fund.

Investment Restrictions

            The investment objectives and the following investment restrictions of the Piper Funds are fundamental and cannot be changed without the approval of the holders of a majority of the applicable Piper Fund's outstanding voting securities (defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Funds not to be fundamental and, accordingly, may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Piper Funds may not:

                        (1) invest 25% or more of the value of its total assets
            in the securities of any one issuer or in the securities of issuers conducting their principal business activities in the same industry or in the obligations of any one government; provided that this limitation does not apply to U.S. Government Securities; and further provided that XUS may invest 25% or more of its total assets in Canadian Government Securities or Mexican Government Securities in the event that the Board of Directors determines that the XUS's ability to achieve its investment objectives would be materially adversely effected if XUS were not permitted to invest 25% or more of its total assets in such securities, and so long as XUS notifies shareholders of any decision by the Board of Directors to permit or cease to permit XUS to invest 25% or more of its total assets in such securities, such notice to include a discussion of any increased investment risks to which XUS may be subjected as a result of the Board's determination; provided that HLA will not invest more than 25% of its total assets in Mortgage-Backed Securities, exclusive of Stripped Mortgage-Backed Securities (SMBS), each as defined herein;

                        (2) issue senior securities in the form of indebtedness
            or borrow money (including on margin if marginable securities are owned), except if after each borrowing there is asset coverage of at least 300% (including the proceeds of such senior securities issued and money borrowed), or pledge its assets other than to secure such issuances or borrowings or in connection with, to the extent permitted under the 1940 Act, interest rate transactions, currency swaps, options on securities, futures contracts and options on futures contracts, foreign currency transactions, when issued and forward commitment transactions, reverse repurchase agreements and similar investment strategies. A Piper Fund's collateral arrangements with respect to options, futures contracts, and options on futures contracts, collateral requirements with respect to initial and variation margin are not considered by a Piper Fund to be the issuance of a senior security;

                        (3) pledge, hypothecate, mortgage or otherwise encumber
            its assets, except to secure issuances or borrowings permitted by restriction (2) above (collateral arrangements with respect to reverse repurchase agreements or to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction);

                        (4) make loans of money or property to any person,
            except through loans of portfolio securities, the purchase of debt obligations in which a Piper Fund may invest consistently with a Piper Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

                        (5) underwrite the securities of other issuers, except
            to the extent that in connection with the disposition of portfolio securities or the sale of its own shares a Piper Fund may be deemed to be an underwriter;

                        (6) invest for the purpose of exercising control over
            management of any company;

                        (7) purchase, hold, sell or deal in real estate or
            interests therein other than Mortgage-Backed Securities and similar instruments;

                        (8) purchase or sell commodities or commodity contracts
            except that a Piper Fund may purchase and sell futures contracts and options on futures contracts for hedging or for other non-speculative purposes;

                        (9) make any short sale of securities;

                        (10) purchase any security or evidence therein on
            margin, except that such short-term credit may be obtained as may be necessary for the clearance of purchases and sales of securities and except that, with respect to a Piper Fund's permissible options and futures transactions, deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or options positions.

In addition, HLA may not:

                        (1) with respect to 75% of its total assets, invest more
            than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government or any agency or instrumentality thereof.

            Each Piper Fund's investments in collateralized mortgage obligations ("CMOs"), multi-class pass-through securities and stripped mortgage-backed securities ("SMBS") are not subject to the 1940 Act's limitation on investments in other investment companies if the CMO, multi-class pass-through security or SMBS (a) is not definitionally an investment company or (b) is an unmanaged, fixed-asset issuer that invests primarily in mortgage-backed securities, does not issue redeemable securities, operates under general exemptive orders exempting them from all provisions of the 1940 Act and is not registered or regulated under the 1940 Act as an investment company. To the extent that a Piper Fund selects CMOs, multi-class pass-through securities and SMBS that do not meet the above requirements, the Piper Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

                       TENDER OFFERS AND SHARE REPURCHASES

            Under certain circumstances, a Piper Fund may make a tender offer for its shares. If a tender offer has been made, it is the Piper Fund's policy, which may be changed by the Board, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would either (a) result in the delisting of the Shares by the New York Stock Exchange for XUS and by the American Stock Exchange for HLA (the applicable exchange having advised the applicable Piper Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000 for XUS and $1,000,000 for HLA, the number of publicly held shares falls below 600,000 for XUS and 200,000 for HLA or the number of round-lot holders falls below 1,200 for XUS and 300 for HLA) or (b) impair a Piper Fund's status as a regulated investment company under the Code (which would make a Piper Fund a taxable entity, causing such Piper Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from such Piper Fund); (2) a Piper Fund would not be able to borrow money or liquidate portfolio securities in an orderly manner to fund such purchases consistent with a Piper Fund's investment objectives and policies without creating a negative impact on the net asset value of such Piper Fund to the detriment of non-tendering shareholders; or (3) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting a Piper Fund, (b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange or American Stock Exchange, whichever is applicable, or any other exchange on which portfolio securities of the Piper Funds are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting a Piper Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect on a Piper Fund or its shareholders if Shares of the applicable Piper Fund were repurchased. The Board of Directors may modify these conditions in light of experience and in light of then applicable federal and state securities laws and regulations and interpretations thereof.

            It is currently anticipated that when a tender offer is authorized to be made by a Piper Fund's Board of Directors, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the Shares owned by such shareholder (or attributed to him for federal income tax purposes under Section 318 of the Code). Each person tendering Shares will pay to the applicable Piper Fund a service charge of $25 to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Such Piper Fund's transfer agent will receive the service charge as an offset to these costs. The service charge will not be deducted from the proceeds of the purchase. The Piper Funds expect the cost to the Piper Funds of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares of the Piper Funds. Costs associated with the tender will be charged against capital. The Board of Directors may modify these procedures in light of experience and in light of then applicable federal and state securities laws and regulations and interpretations thereof.

                        DIRECTORS AND EXECUTIVE OFFICERS

            The names, addresses and principal occupations during the past five years of the directors and executive officers of the Piper Funds are given below. Each of the Piper Funds' directors and officers also serves as a director and/or officer of each of the open-end and closed-end investment companies managed by the Adviser.

Name, Address and (Age)                     Position
-----------------------                     --------
David T. Bennett* (57)                      Chairman of Board of Directors
3400 City Center

33 South Sixth Street
Minneapolis, MN 55402

Jaye F. Dyer (70)                           Director
4670 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

William H. Ellis* (55)                      Director
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, MN 55402-3804

Karol D. Emmerich (48)                      Director
7302 Clarendon Drive
Edina, MN 55439

Luella G. Goldberg (60)                     Director
7019 Tupa Drive
Edina, MN 55435

David A. Hughey (66)                        Director
134 Powers Road
Meridith, NH 55105

George Latimer (62)                         Director
1536 Hewitt Avenue
Saint Paul, MN 55105

Paul A. Dow (46)                            President
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, MN 55402-3804

Robert H. Nelson (34)                       Vice President
Piper Jaffray Tower                         and Treasurer
222 South Ninth Street
Minneapolis, MN 55402-3804

Susan Sharp Miley (40)                      Secretary
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, MN 55402-3804

---------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Piper Funds.

            David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

            Jaye F. Dyer has been President of Dyer Management Company, a private investment management company, since 1991. Mr. Dyer serves on the board of directors various privately held and nonprofit corporations.

            William H. Ellis is retired. Prior to September 1997, he was President of Piper Jaffray Companies Inc., President, Director and Chairman of the Board of Piper Capital and Director of Piper Jaffray Inc.

            Karol D. Emmerich has been a President of Paraclete Group, a consultant to nonprofit and other organizations, since May 1993. Ms Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

            Luella G. Goldberg has served as a director of Northwestern National Life Insurance Company (since 1976), The Reliastar Financial Corp. (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial Corp. (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as Trustee of Wellesley College and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association, Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

            David A. Hughey is a trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors Inc.; Director, Executive Vice President and Chief Administrative Officer of Dean Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ISI Mutual Insurance Company.

            George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993. Mr. Latimer also serves on the board of director of Digital Biometrics, Inc. and Payless Cashways, Inc.

            Paul A. Dow is Chief investment Officer of the Adviser and has been Chief Executive Officer of the Adviser since 1997, prior to which he served as Senior Vice President of Piper Capital.

            Robert H. Nelson has been Senior Vice President of Piper Capital since 1993.

            Susan Sharp Miley has been Senior Vice President and General Counsel of Piper Capital since 1995 and Secretary of the Adviser since 1996; prior thereto she was counsel for American Express Financial Advisers, Minneapolis, Minnesota from 1994 to 1995 and an attorney at Simpson Thatcher & Bartlett, New York, New York from 1984 to 1992.

            Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit Committee of the Piper Funds. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees the financial reporting process of the Piper Funds, reviews audit results and recommends annually to the Piper Funds, a firm of independent certified public accountants.

            The directors of the Piper Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Piper Funds. The Piper Funds, together with all closed-end investment companies managed by the Adviser, pays each of the other directors an aggregate quarterly retainer of $5,000, which is allocated among the Piper Funds and such other investment companies on the basis of each company's net assets. In addition, the Piper Funds pay each such director a fee for each in-person meeting of the Board of Directors he or she attends. Such fee will be based upon the net asset value of the Piper Funds and could range from $250 (net assets under $200 million) to $1,500 (net assets of $5 billion or more). Members of the Audit Committee who are not affiliated with the Adviser receive $1,000 per meeting attended ($2,000 for the Chairperson of such Committee) with such fee being allocated among all closed- and open-end investment companies managed by the Adviser on the basis of relative net asset values. In addition, each director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings. [UPDATE $ AMOUNTS]

            The following table sets forth the compensation received by each director from XUS and HLA during the fiscal years ended October 31, 1997 and February 28, 1998, respectively, as well as the total compensation received by each director from the Piper Funds and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1997 (the "Fund Complex"). Directors who are officer or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                        Compensation     Compensation      Total Compensation
Director                  from XUS         from HLA        from Fund Complex*
--------                  --------         --------        ------------------

David T. Bennett            $2,031           $2,031          $     59,000
Jaye F. Dyer                $1,906           $1,906          $     55,000
Karol D. Emmerich           $2,031           $2,031          $     59,000
Luella G. Goldberg          $1,969           $1,969          $     57,000
George Latimer              $1,906           $1,906          $     55,000
David A. Hughey             $1,969           $1,969          $     57,000

-----------------
* Currently consists of 20 registered investment companies managed by Piper Capital or an affiliate of Piper Capital, including the Company. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

General

            The investment adviser of Piper Funds is Piper Capital Management Incorporated (the "Adviser" or "Piper Capital"). It acts as such pursuant to a written agreement with each Piper Fund which is periodically approved by the directors or the shareholders of the Funds. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

Control of the Adviser

            The Adviser is a wholly-owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. As a result of the Holding Company Merger, the Adviser became indirect wholly-owned subsidiary of U.S. Bancorp, a bank holding company. The principal business address of U.S. Bancorp is 601 Second Avenue South, Minneapolis, Minnesota 55402.

Investment Advisory Agreements

            The Old Investment Advisory Agreements (the "Old Advisory Agreements") were approved by the Directors of each Piper Fund and its initial shareholder. As more completely described in the Proxy Statement/Prospectus, on the date of the Holding Company Merger, in accordance with the terms of the Old Advisory Agreements, and consistent with the requirements of the 1940 Act, the Old Advisory Agreements terminated.

            Pursuant to an Exemptive Order filed by Piper Jaffray Inc., the Adviser, and the Sub-Advisers (Salomon, Federated), the Adviser was permitted to enter into interim Investment Advisory Agreements with the Piper Funds (the "Interim Advisory Agreements"). The Interim Advisory Agreements are subject to approval of the shareholders of each Piper Fund. At the Meeting to which the Proxy Statement/Prospectus is related, shareholders will vote on a proposal to approve the Interim Advisory Agreement. If ratified and approved, the Interim Advisory Agreements will continue in effect with respect to the Piper Funds either (i) for successive one-year terms, subject to certain annual approval requirements, or (ii) until the Reorganization is completed (which, subject to various conditions described herein, is expected to occur on or about July 31,
1998).

Sub-Adviser

             The sub-adviser for XUS is Salomon Brothers Asset Management Inc ("Salomon"). It acts pursuant to a written agreement with XUS which is periodically approved by the directors or the shareholders of XUS. The sub-adviser for HLA is Federated Advisors ("Federated"). It acts pursuant to a written agreement with HLA which is periodically approved by the directors or the shareholders of HLA.

Control of the Sub-Advisers

            Salomon is a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("Salomon Smith Barney"), which is in turn wholly owned by Travelers Group Inc. ("Travelers"). The principal business address of Salomon Smith Barney and Travelers is 388 Greenwich Street, New York, New York 10013.

            Federated is a wholly owned subsidiaries of Federated Investors. The principal business address of Federated Investors and Federated Advisors is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

Sub-Advisory Agreements

            The Old Sub-Advisory Agreements (the "Old Sub-Advisory Agreements") were approved by the Directors of each Piper Fund and its initial shareholder. As more completely described in the Proxy Statement/Prospectus, on the date of the Holding Company Merger, in accordance with the terms of the Old Sub-Advisory Agreements, and consistent with the requirements of the 1940 Act, the Old Sub-Advisory Agreements terminated.

            Pursuant to an Exemptive Order filed by Piper Jaffray Inc., the Adviser and the Sub-Advisers, the Sub-Advisers were permitted to enter into interim Sub-Advisory Agreements with the respective Piper Funds (the "Interim Sub-Advisory Agreements"). The Interim Sub-Advisory Agreements are subject to approval of the shareholders of the respective Piper Fund. At the Meeting to which the Proxy Statement/Prospectus is related, shareholders will vote on a proposal to approve the applicable Interim Sub-Advisory Agreement. If ratified and approved, the Sub-Advisory Agreements will continue in effect with respect to the Piper Funds either (i) for successive one-year terms, subject to certain annual approval requirements, or (ii) until the Reorganization is completed (which, subject to various conditions described herein, is expected to occur on or about July 31, 1998).

Fund Administration

            The Administration Agreements for each Piper Fund were approved by the directors and initial shareholder. The Administration Agreements may continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors, including the specific approval of a majority of the directors who neither are interested persons (as defined in the 1940 Act) of the Piper Funds or of the Adviser nor have any direct or indirect financial interest in the Administration Agreement, cast in person at a meeting called for the purpose of voting on such approval or by the vote of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Piper Funds.

            In its capacity as administrator and in consideration of its administrative fee, the Adviser (i) will prepare all semi-annual and annual reports required to be sent to shareholders and arrange for the printing and dissemination of such reports to shareholders; (ii) will assemble all reports required to be filed with the SEC on Form N-SAR, or such other form as the SEC may substitute for Form N-SAR, and file such completed form with the SEC; (iii) will review the provision of services by the independent accountants of the Piper Funds, including, but not limited to, the auditing by such accountants of the Piper Funds' annual financial statements and the preparation of the Piper Funds' federal, state and local tax returns, and will make such reports and recommendations to the Board of Directors concerning the performance of the independent accountants as the Board reasonably requests or as it deems appropriate; (iv) will file with the appropriate authorities all required federal, state and local tax returns; (v) will arrange for the dissemination to shareholders of the Piper Funds' proxy materials, and will oversee the tabulation of proxies by the Piper Funds' transfer agent; (vi) will negotiate the terms and conditions under which custodian services will be provided to the Piper Funds and the fees to be paid by the Piper Funds in connection therewith;
(vii) will recommend an accounting agent (which may or may not be the same party as the Piper Funds' custodian or an affiliate of the Piper Funds' custodian) to the Board, which agent would be responsible for computing the Piper Funds' net asset value in accordance with the Piper Funds' registration statement under the 1940 Act and Securities Act of 1933, will negotiate the terms and conditions under which such accounting agent would compute the Piper Funds' net asset value, and the fees to be paid by the Piper Funds in connection therewith, will review the provision of such accounting services to the Piper Funds, and will make such reports and recommendations to the Board concerning the provision of such services as the Board reasonably requests or it deems appropriate; (viii) will negotiate the terms and conditions under which transfer agency and dividend disbursing services will be provided to the Piper Funds and the fees to be paid by the Piper Funds in connection therewith, will review the provision of transfer agency and dividend disbursing services to the Piper Funds, and will make such reports and recommendations to the Board concerning the provision of such services as the Board reasonably requests or deems appropriate; (ix) will establish the accounting policies of the Piper Funds, will reconcile accounting issues which may arise with respect to the Piper Funds' operations, and will consult with the Piper Funds' independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent as necessary in connection therewith; (x) will determine the amount of all dividends and distributions to be paid by the Piper Funds to its shareholders, will prepare and arrange for the printing of dividend notices to shareholders, and will provide the Piper Funds' transfer and dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Piper Funds' dividend reinvestment plan; and (xi) will review the Piper Funds' bills and make payment of such bills for reimbursement by the Piper Funds' custodian.

            The Adviser reserves the right to voluntarily reduce or waive fees under the Advisory Agreement or Administration Agreement, based upon such terms and conditions as the Adviser may determine. Any such reduction or waiver of fees may be discontinued by the Adviser at any time

Independent Auditors

            KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, acts as the independent certified accountants for the Piper Funds and in such capacity will examine each Piper Fund's annual financial statements.

                      BROKERAGE AND PORTFOLIO TRANSACTIONS

            Subject to the general supervision of the Board of Directors of the Piper Funds and the Adviser, the applicable Sub-Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Piper Funds. The Piper Funds' portfolio transactions in debt securities occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis that do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Commissions are paid with respect to the purchase of certain other securities in which the Piper Funds may invest, and with respect to options on securities, futures contracts and options on futures contracts purchased by the Piper Funds.

            The Piper Funds have no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. The Piper Funds will not purchase securities from, or sell securities to, the Adviser or Sub-Adviser or their respective affiliates acting as principal. In placing orders, it is the policy of the Piper Funds to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Sub-Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Sub-Adviser. The investment information provided to the Sub-Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Sub-Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Piper Funds effects securities transactions are used by the Sub-Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Sub-Adviser in connection with the Piper Funds. The Piper Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Piper Funds than would be the case if no weight were given by the Adviser to the dealer's furnishing of services.

            The supplemental information received from a dealer is in addition to the services required to be performed by the Sub-Adviser under the Interim Sub-Advisory Agreements, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such information.

            Certain clients of the Adviser and Sub-Adviser may have investment objectives and policies similar to those of the Piper Funds. The Adviser and Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Piper Funds. ("Security" is defined for these purposes to include options, futures contracts and options on futures contracts.) If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In addition, it is possible that the number of options or futures transactions that the Piper Funds may enter into may be affected by options or futures transactions entered into by other investment advisory clients of the Adviser or Sub-Adviser. It is the policy of the Adviser and Sub-Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser or Sub-Adviser to the accounts involved, including the Piper Funds. When two or more of the clients of the Adviser or Sub-Adviser (including one of the

Piper Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

            Transactions in securities, options on securities, futures contracts and options on futures contracts may be effected through Piper Jaffray Inc. if the commissions, fees or other remuneration received by Piper Jaffray Inc. are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options thereon being purchased or sold on an exchange or contract market during a comparable period of time. In effecting portfolio transactions through Piper Jaffray Inc., the Piper Funds intend to comply with Section 17(e)(l) of the 1940 Act.

                                    TAXATION

General

            Each Piper Fund intends to qualify under Subchapter M for tax treatment as a regulated investment company for federal income tax purposes. In order to so qualify, each Piper Fund must meet certain requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), as to the sources of its income and the diversification of its assets. Each Piper Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities (including, but not limited to, gains from options, futures or forward contracts); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its assets is represented by (A) cash, United States government securities or securities of other regulated investment companies, and (B) other securities that, with respect to any one issuer, do not represent more than 5% of the value of its assets or more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than United States government securities or the securities of other regulated investment companies) or two or more issuers controlled by the Piper Fund and determined to be engaged in the same trade or business.

            If a Piper Fund qualifies as a regulated investment company and satisfies a minimum distribution requirement, such Piper Fund will not be subject to federal income tax on income and gains to the extent that it distributes such income and gains to its shareholders. The minimum distribution requirement is satisfied if a Piper Fund distributes at least 90% of its net investment income (including tax-exempt interest) and net short-term capital gains for the taxable year. Although each Piper Fund intends to satisfy the above minimum distribution requirement, it may elect to retain its remaining net investment income and net short-term capital gains. In such an event, a Piper Fund would be subject to corporate tax (currently at a 35% rate) on any undistributed income. Each Piper Fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year (or is not subjected to regular corporate tax in such year on) an amount equal to the sum of (a) 98% of its ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period generally ending on October 31 of each year; and (c) the undistributed income and gains from the preceding years (if any).

            As discussed above, each Piper Fund intends to continue to distribute sufficient income to qualify as a regulated investment company. However, each Piper Fund may retain all or a portion of its net investment income in excess of such amount, which net investment income may be subject to the corporate income or the excise tax. In addition, each Piper Fund may in the future decide to retain all or a portion of its net capital gain, as described under "Federal Tax Treatment of Shareholders" below.

Federal Tax Treatment of Shareholders

            DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders attributable to the Piper Funds' net investment income (including interest income and net short-term capital gains) are taxable as ordinary income whether paid in cash or reinvested in additional shares of a Piper Fund. In general, distributions will qualify for the dividends received deduction for corporate shareholders only to the extent that such distributions are attributable to dividends which are received from U.S. corporations and which satisfy certain other requirements.

            Distributions of any net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, if any) that are designated as capital gain dividends are taxable as long-term capital gains, whether paid in cash or additional shares of a Piper Fund, regardless of how long the shares have been held. For individuals, long-term capital gains are generally subject to a maximum tax rate of 28% while ordinary income is generally subject to a maximum rate of 39.6%. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain ("28% gain") and the portion that must be treated as long-term capital gain ("20% gain"). For corporations, long-term capital gains are currently subject to the same rates of tax as ordinary income (maximum rate of 35%).

            Each Piper Fund may elect to retain all or a portion of its net capital gain and be taxed at the corporate tax rate for such capital gains, which is currently 35%. In such event, such Piper Fund would most likely make an election that would require each shareholder of record on the last day of the Piper Fund's taxable year to include in income for tax purposes his proportionate share of the Piper Fund's undistributed net capital gain. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by the Piper Fund against his federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the shareholder would be entitled to increase the basis of his shares for federal tax purposes by an amount equal to 65% of his proportionate share of the undistributed net capital gain.

            Dividends and distributions by the Piper Funds are generally taxable to the shareholders at the time the dividend or distribution is made (even if reinvested in additional shares of the Piper Funds). However, any dividend declared by the Piper Funds in October, November or December of any calendar year which is payable to shareholders of record on a specified date in such a month will be treated as received by the shareholders as of December 31 of such year if the dividend is paid during January of the following year. The accrual by the Piper Funds of original issue or market discount will increase the investment income of the Piper Funds and the amount required to be distributed.

            With respect to distributions received in cash or reinvested in shares of common stock purchased under the dividend reinvestment plan on the open market, the amount of the distribution for tax purposes is the amount of cash distributed or allocated to the shareholder. In such case, a participating shareholder's tax basis in each share is its cost, including applicable brokerage commissions. With respect to distributions received in shares issued by the Piper Funds, the amount of the distribution for tax purposes is generally the fair market value of the issued shares. In such case, a participating shareholder's tax basis in each share received is generally its fair market value.

            Shareholders will normally have to pay federal income taxes on the dividends they receive from a Piper Fund to the extent of the Piper Fund's earnings and profits. Any distributions by a Piper Fund in excess of its current and accumulated earnings and profits will be treated as a nontaxable return of capital to the extent of the shareholder's basis in his or her shares (with a corresponding reduction in such basis) and the remainder would generally be treated as capital gains.

            SALE OF SHARES. In general, if a share of common stock is sold or exchanged, the seller will recognize gain or loss equal to the difference between the amount received in the sale or exchange and the seller's adjusted basis in the share of common stock. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months. Further, if such shares are held for six months or less, loss realized by a shareholder will be treated as long-term capital loss to the extent of the total of any capital gain dividend received by the shareholder. In addition, any loss realized on a sale or exchange of shares of common stock will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

            OTHER TAXES. Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation.

            FOREIGN SHAREHOLDERS. The foregoing discussion relates solely to United States federal income tax law as applicable to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding the U.S. and non-U.S. tax consequences of ownership of shares of the Piper Funds, including the fact that such a shareholder may be subject to U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income from U.S. sources, including ordinary dividends paid by the Piper Funds.

Consequences of Certain Fund Investments

            The Piper Funds may engage in various hedging transactions. Under various provisions of the Code, the result of such transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

            Under Section 988 of the Code, all or a portion of gains and losses from certain transactions is treated as ordinary income or loss. These rules generally apply to transactions in certain securities denominated in foreign currencies, forward contracts in foreign currencies, futures contracts in foreign currencies that are not "regulated futures contracts," certain unlisted options and foreign currency swaps. The rules under Section 988 may also affect the timing of income recognized by the Piper Funds.

            The Piper Funds may be subject to U.S. taxes resulting from holdings in a passive foreign investment company ("PFIC"). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income. Because of the expansive definition of a PFIC, it is possible that a portion of the a Piper Fund's assets will be invested in PFICs. However, such portion (if any) is not expected to be significant.

Pass-through of Foreign Tax Credits

            If more than 50% of XUS's total assets at the close of its fiscal year consist of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portions in computing their taxable income or use them as foreign tax credits against their United States income taxes. If XUS makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited.

            Alternatively, if the amount of foreign taxes paid by XUS is not large enough to warrant its making the election described above, XUS may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by XUS in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

                             ADDITIONAL INFORMATION

            Under Minnesota law, each director owes certain fiduciary duties to the Piper Funds and its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, a duty of "loyalty" (to act in good faith and in a manner reasonably believed to be in the best interest of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, (c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Piper Fund limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

            Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liabilities for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. These remedies, however, may be ineffective in situations where shareholders become aware of such a breach after a transaction has been consummated and rescission has become impractical. Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director.

                                     RATINGS

            A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

            When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

            STANDARD & POOR'S

            AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

            AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

            A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

            B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

            CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

            MOODY'S

            Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

            A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

            Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

            B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

            STANDARD & POOR'S.

            AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

            AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

            A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

            BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

            MOODY'S.  Moody's ratings for preferred stock include the following:

            aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

            aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

            a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

            baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF MUNICIPAL NOTES

            STANDARD & POOR'S

            SP-1: Very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

            SP-2: Satisfactory capacity to pay principal and interest.

            SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

            MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

            MIG 1/VMIG 1: This designation denotes the best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            MIG 2/VMIG 2: This designation denotes high quality, with margins of protection ample although not so large as available in the preceding group.

            MIG 3/VMIG 3: This designation denotes favorable quality, with all security elements accounted for, but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 3/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

            STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

            MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            PRIME-1: Superior capacity for repayment.

            PRIME-2: Strong capacity for repayment.

            PRIME-3: Acceptable capacity for repayment.

None of the Funds will purchase Prime-3 commercial paper.

BEST'S RATING SYSTEM FOR INSURANCE COMPANIES

            The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to the company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the company.

            The quantitative evaluation is based on an analysis of the company's financial condition and operating performance utilizing a series of financial tests. These tests measure a company's performance in the three critical areas of Profitability, Leverage and Liquidity in comparison to the norms established by the A.M. Best Company. These norms are based on an evaluation of the actual performance of the insurance industry.

            Best's review also includes a qualitative evaluation of the adequacy and soundness of a company's reinsurance, the adequacy of its reserves and the experience of its management. In addition, various other factors of importance are considered such as the composition of the company's book of business and the quality and diversification of its assets.

            Upon completion of analysis, Best's Ratings are assigned to those companies that meet the qualifications for rating. The Best's Rating classifications are A+ (Superior); A & A- (Excellent); B+ (Very Good); B & B-
(Good); C+ (Fairly Good); and C & C- (Fair). Those not qualifying for a current

Best's Rating are classified in the "Not Assigned" category that has ten classifications which identify why a company is not eligible for a Best's Rating. Care should be exercised in the use of Best's Ratings without further reference to additional Best's publications.

                                                                      APPENDIX A

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED __________, 1998

         MID CAP GROWTH FUND                         TAX FREE FUND
         EMERGING MARKETS FUND                       MINNESOTA TAX FREE FUND
         ADJUSTABLE RATE MORTGAGE SECURITIES FUND    STRATEGIC INCOME FUND


         This Statement of Additional Information relates to the Class A and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). In addition, this Statement of Additional Information relates to the Class B Shares of Mid Cap Growth Fund, Emerging Markets Fund and Strategic Income Fund. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated __________, 1998. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of a Prospectus, write or call the Funds' distributor SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone: (800) 637-2548. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION ...................................................   2

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS ....................   3
   SHORT-TERM INVESTMENTS .............................................   3
   REPURCHASE AGREEMENTS ..............................................   3
   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS ......................   4
   MORTGAGE DOLLAR ROLLS ..............................................   4
   LENDING OF PORTFOLIO SECURITIES ....................................   4
   OPTIONS TRANSACTIONS ...............................................   4
   FUTURES AND OPTIONS ON FUTURES .....................................   5
   EURODOLLAR INSTRUMENTS .............................................   6
   INTEREST RATE TRANSACTIONS .........................................   6
   FOREIGN SECURITIES .................................................   7
   FOREIGN CURRENCY TRANSACTIONS ......................................   7
   MORTGAGE-BACKED SECURITIES .........................................   8
   DERIVATIVE MUNICIPAL SECURITIES ....................................   9
   DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE ..................  10
   U.S. TREASURY INFLATION-PROTECTION SECURITIES ......................  11
   SPECIAL FACTORS AFFECTING MINNESOTA TAX FREE FUND ..................  12
   CFTC INFORMATION ...................................................  13

INVESTMENT RESTRICTIONS ...............................................  13

DIRECTORS AND EXECUTIVE OFFICERS ......................................  16
   DIRECTORS ..........................................................  16
   EXECUTIVE OFFICERS .................................................  16
   COMPENSATION .......................................................  18

INVESTMENT ADVISORY AND OTHER SERVICES ................................  19
   INVESTMENT ADVISORY AGREEMENT ......................................  19
   SUB-ADVISORY AGREEMENT FOR EMERGING MARKETS FUND AND
      STRATEGIC INCOME FUND ...........................................  19
   ADMINISTRATION AGREEMENT ...........................................  20
   DISTRIBUTOR AND DISTRIBUTION PLANS .................................  20
   CUSTODIAN; TRANSFER AGENT; COUNSEL; ACCOUNTANTS ....................  22

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE ....................  22

CAPITAL STOCK .........................................................  24

NET ASSET VALUE AND PUBLIC OFFERING PRICE .............................  24

FUND PERFORMANCE ......................................................  24
   SEC STANDARDIZED PERFORMANCE FIGURES ...............................  24
   NON-STANDARD DISTRIBUTION RATES ....................................  26
   CERTAIN PERFORMANCE COMPARISONS ....................................  26

TAXATION ..............................................................  26

RATINGS ...............................................................  30
   RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL
      BONDS ...........................................................  30
   RATINGS OF PREFERRED STOCK .........................................  32
   RATINGS OF MUNICIPAL NOTES .........................................  32
   RATINGS OF COMMERCIAL PAPER ........................................  33
   BEST'S RATING SYSTEM FOR INSURANCE COMPANIES  ......................  33


                     SUBJECT TO COMPLETION -- APRIL 15, 1998

         INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                               GENERAL INFORMATION

            First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

            FAIF is organized as a series fund and currently issues its shares in 30 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds."

            Shareholders may purchase shares of each Fund through three separate classes, Class A, Class B (Mid Cap Growth Fund, Emerging Markets Fund and Strategic Income Fund only) and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A and Class B Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

            FAIF has prepared and will provide Prospectuses relating to the Class A and Class Y Shares of Funds, and the Class B Shares of Mid Cap Growth Fund, Emerging Markets Fund and Strategic Income Fund. These Prospectuses can be obtained by calling or writing SEI Investments Distribution Co., at the address and telephone number set forth on the cover of this Statement of Additional Information. This Statement of Additional Information relates both to the Class A and Class B Shares Prospectuses and to the Class Y Shares Prospectuses for the Funds. It should be read in conjunction with the applicable Prospectus.

            The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

            The investment objectives, policies and restrictions of the Funds are set forth in their respective Prospectuses. Additional information concerning the investments which may be made by the Funds is set forth under this caption. Additional information concerning the Funds' investment restrictions is set forth below under the caption "Investment Restrictions."

SHORT-TERM INVESTMENTS

            Most of the Funds can invest in a variety of short-term instruments which are specified in the respective Prospectuses. Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Adviser to the extent permitted by Securities and Exchange Commission exemptive order relief obtained by them. A brief description of certain kinds of short-term instruments follows:

            COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings" herein.

            BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

            VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser or Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

REPURCHASE AGREEMENTS

            The Funds may invest in repurchase agreements to the extent specified in their respective Prospectuses. The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

            In addition, Strategic Income Fund, although it currently does not do so, may engage in reverse repurchase agreement transactions. At the time the Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

            When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its assets.

MORTGAGE DOLLAR ROLLS

            In connection with their ability to purchase securities on a when-issued or forward commitment basis, Strategic Income Fund may enter into mortgage "dollar rolls" in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Strategic Income Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend on the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

            For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the purchase of a security and a separate transactions involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

LENDING OF PORTFOLIO SECURITIES

            When a Fund lends portfolio securities, it must receive 100% collateral as described in the Prospectuses. This collateral must be valued daily by the Adviser or Sub-Adviser and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

            U.S. Bank Trust National Association, the Funds' custodian and an affiliate of their Adviser, may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in a Securities and Exchange Commission exemptive order permitting U.S. Bank Trust to provide such services and receive such compensation.

OPTIONS TRANSACTIONS

            OPTIONS ON SECURITIES. To the extent specified in the Prospectuses, Funds may purchase put and call options on securities and may write covered call options on securities which they own or have the right to acquire. A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

            The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

            OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

            OPTIONS ON INTEREST RATE INDICES. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on price movements in the interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

FUTURES AND OPTIONS ON FUTURES

            As discussed in the Prospectuses, certain of the Funds may enter into futures contracts and may purchase options on futures contracts of various types. These investment techniques are designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The types of futures and options on futures which particular Funds may utilize are described in the applicable Prospectuses.

            At the same time a futures contract is purchased or sold, a Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations, to cover its performance under such contracts.

            A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets. There also is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

EURODOLLAR INSTRUMENTS

            Adjustable Rate Mortgage Securities Fund may make investments in Eurodollar instruments in order to attempt to reduce investment risk. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Adjustable Rate Mortgage Securities Fund uses Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon.

INTEREST RATE TRANSACTIONS

            Adjustable Rate Mortgage Securities Fund may purchase or sell interest rate caps and floors to preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The aggregate purchase price of caps and floors held by Adjustable Rate Mortgage Securities Fund may not exceed 5% of the Fund's total assets. Adjustable Rate Mortgage Securities Fund may sell,, I.E., write, caps and floors without limitation, subject to the segregated account requirement described below. The Fund does not intend to use these transactions for speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments or interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

            Adjustable Rate Mortgage Securities Fund may enter into interest rate caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. To the extent the Fund sells caps and floors, it will maintain in a segregated account cash or high quality liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. Adjustable Rate Mortgage Securities Fund will not enter into any interest rate cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Standard & Poor's or Moody's or is comparably rated by any other nationally recognized statistical rating organization. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Interest rate caps and floors are somewhat recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than many other investments.

FOREIGN SECURITIES

            As described in the applicable Prospectuses, under normal market conditions Emerging Markets Fund invests principally in foreign securities, and certain other Funds, including Strategic Income Funds, may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts. In addition, Strategic Income Fund may invest proportions of their assets in foreign securities which are not publicly traded in the United States.

            Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of Emerging Markets Fund or Strategic Income Fund are uninvested. In addition, settlement problems could cause Emerging Markets Fund or Strategic Income Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

            As described in the applicable Prospectuses, Emerging Markets Fund and Strategic Income Fund may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Emerging Markets Fund and Strategic Income Fund will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Funds will comply with applicable Securities and Exchange Commission announcements requiring each Fund to segregate assets to cover the Fund's commitments with respect to such contracts. At the present time, these announcements generally require a Fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a Fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or where the position has been "covered" by entering into an offsetting position. The Funds generally will not enter into a forward contract with a term longer than one year.

            FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, Emerging Markets Fund and Strategic Income Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

            FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

            A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect Emerging Markets Fund and Strategic Income Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

            As described in the applicable Prospectuses, Adjustable Rate Mortgage Securities Fund and Strategic Income Fund also invest in mortgage-backed securities. Each of these Funds will invest only in mortgage-backed securities which are Agency Pass-Through Certificates, private pass-through securities or collateralized mortgage obligations ("CMOs"), as defined and described in those Prospectuses.

            Agency Pass-Through Certificates are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

            FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

            FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

            The residential mortgage loans evidenced by Agency Pass-Through Certificates, private pass-through securities and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Thus, each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

            As stated in the applicable Prospectuses, CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For example:

            * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

            * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

            * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

            * As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

            * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

            * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

DERIVATIVE MUNICIPAL SECURITIES

            Tax Free Fund and Minnesota Tax Free Fund (the "Tax Free Funds") may also acquire derivative municipal securities, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to a Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, custodial receipts in which the Funds will invest will be accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts. See "Taxation."

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

            As described in the applicable Prospectuses, certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization or are unrated but deemed of comparable quality by the Adviser or Sub-Adviser. There are no minimum rating requirements for these investments by Strategic Income Fund. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." The limitations on investments by these Funds in less than investment grade convertible debt obligations are set forth in the applicable Prospectuses.

            Purchases of less than investment grade corporate debt obligations generally involve greater risks than purchases of higher rated obligations. Less than investment grade debt obligations are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of such obligations may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

            Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations.

            In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

            Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of less than investment grade convertible debt obligations may be more dependent on the Adviser's own credit analysis than is the case with investment grade obligations.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

            To the extent they may invest in fixed-income securities, certain Funds, may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non- seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

            The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

            The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

            Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

            The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

            Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

            Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value.

STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

SPECIAL FACTORS AFFECTING MINNESOTA TAX FREE FUND

            As described in the Prospectuses relating to Minnesota Tax Free Fund, except during temporary defensive periods, this Fund will invest most of its total assets in Minnesota municipal obligations. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Minnesota municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Minnesota. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default.

            MINNESOTA FISCAL CONDITION. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

            Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.

            The Minnesota Department of Finance February 1998 Forecast projects that, under current law, the State will complete its current biennium June 30, 1999 with a more than $1 billion surplus, plus a $350 million cash flow account balance, plus a $522 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $20.6 billion.

            The 1998 Legislature, however, is considering tax cuts and spending increases that would reduce the projected budget surplus.

            The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

            State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to bonds that are revenue obligations of the issuer and not general obligations of Minnesota, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on and principal of the bonds.

            There can be no assurance that Minnesota's economy and fiscal condition will not materially change in the future or that future difficulties will not occur. Economic difficulties and the resultant impact on state and local government finances may adversely affect the market value of obligations in the portfolio of Minnesota Tax Free Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

CFTC INFORMATION

            The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIF has made such notice filings with respect to those Funds which may invest in commodity futures or commodity options contracts.


                             INVESTMENT RESTRICTIONS

            In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 9 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

            None of the Funds will:

            1. Except for Tax Free Fund and Minnesota Tax Free Fund (collectively, the "Tax Free Funds"), invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry.
                  None of the Tax Free Funds will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision; (iv) water provision; (v) mass transportation systems; (vi) housing;
                  (vii) hospitals; (viii) nursing homes; (ix) street development and repair; (x) toll roads; (xi) airport facilities; and (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest without limitation in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of the Tax Free Funds, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

            2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

            3. Borrow money, except from banks for temporary or emergency purposes. Notwithstanding the foregoing, Strategic Income Fund may engage in reverse repurchase agreement transactions. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)

            4.    Make short sales of securities.

            5. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Emerging Markets Fund and Strategic Income Fund as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.

            6. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

            7. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and except that Adjustable Rate Mortgage Securities Fund and Strategic Income Fund may invest in mortgage-backed securities.

            8. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

            9. Lend any of their assets, except portfolio securities representing up to one-third of the value of their total assets.

            The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote. None of the Funds will:

            10. Invest more than 15% of its net assets in all forms of illiquid investments.

            11.   Invest for the purpose of exercising control or management.

            12. Purchase or sell real estate limited partnership interests (other than, in the case of Adjustable Rate Mortgage Securities Fund and Strategic Income Fund, publicly traded real estate limited partnership interests or REITS), or oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies which invest in or hold the foregoing.

            13. Purchase securities of any other registered investment company (as defined in the 1940 Act), except, subject to 1940 Act limitations, (a) the Tax Free Funds may purchase shares of open-end investment companies investing primarily in municipal obligations with remaining maturities of 13 months or less;
                  (b) Emerging Markets Fund and Strategic Income Fund may purchase shares of open-end investment companies which invest in permitted investments for such Funds; (c) each of Mid Cap Growth Fund, Emerging Markets Fund, Adjustable Rate Mortgage Securities Fund and Strategic Income Fund may, as part of its investment in cash items, invest in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less; and (d) all Funds may purchase securities as part of a merger, consolidation, reorganization or acquisition of assets.

            14. Invest in foreign securities, except that Mid Cap Growth Fund may invest may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts; and (c) Emerging Markets Fund and Strategic Income Fund may invest in foreign securities without limitation.

            15. Except for Emerging Markets Fund and Strategic Income Fund, invest in warrants; provided, that the other Funds except for the Tax Free Funds may invest in warrants in an amount not exceeding 5% of a Fund's net assets. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

            For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Adviser. For example, an asset-backed security known as "Money Store 94D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                        DIRECTORS AND EXECUTIVE OFFICERS

            The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIF are identified with an asterisk.

DIRECTORS

            Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAIF since September 1994 and of First American Funds, Inc. ("FAF") since December 1994 and of First American Strategy Funds, Inc. ("FASF") since June 1996; Chairman (1989-1993) and Chief Executive Officer (1993- present), Okabena Company (private family investment office). Age: 54.

            Roger A. Gibson, 1020 15th Street, Suite 41A, Denver, Colorado 80202: Director of FAF, FAIF and FASF since October 1997; Vice President of North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President, Customer Service for United Airlines in the West Region in San Francisco, California and the Mountain Region in Denver, Colorado; employed at United Airlines since 1967. Age: 51.

            Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997; Chairman of Hunter, Keith Industries, a diversified manufacturing and management services company, since 1975. Age: 49.

            Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAIF and FAF since November 1993 and of FASF since June 1996; President and owner of Executive Management Consulting, Inc., a management consulting firm; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 55.

            * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997; employed by First Bank System, Inc. and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, First Bank National Association. Age: 62.

            Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991 and of FASF since June 1996; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age:
56.

            Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987 and of FAF since April 1991 and of FASF since June 1996; Chair of FAIF's, FAF's and FASF's Boards since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 52.

EXECUTIVE OFFICERS

            Kathryn Stanton, SEI Investments Company, Oaks, Pennsylvania 19456:
Acting President, Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President and Assistant Secretary of the Administrator and the Distributor since April 1994; Associate, Morgan, Lewis & Bockius, from 1989 to 1994. Age: 37.

            Carmen V. Romeo, SEI Investments Company, Oaks, Pennsylvania 19456:
Treasurer and Assistant Secretary of FAIF and FAF since November 1992 and of FASF since June 1996; Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI Investments Company ("SEI"),

SEI Investments Management Corporation (the "Administrator") and the Distributor since 1981. Age: 52.

            Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President, Assistant Secretary and General Counsel of the Administrator and the Distributor. Age: 36.

            Sandra K. Orlow, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since 1992 and of FASF since June 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983. Age: 40.

            Todd Cipperman, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF, FAF and FASF since December 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine from 1994 to 1995; Associate, Winston & Strawn from 1991 to 1994. Age: 31.

            Michael G. Beattie, SEI Investments Company, Oaks, Pennsylvania 19456: Controller of FAIF, FAF and FASF since December 1997; Associate Director, Funds Accounting, SEI Investments Company since July 1997; prior to his current position, served most recently as Fund Accounting Manager of SEI (from 1993 to 1997); Registered Representative, First Investors Corporation from 1988 to 1990.
Age: 32

            Lydia A. Gavalis, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF, FAF and FASF, and Vice President and Assistant Secretary of the Administrator and the Distributor each since _____________, 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998. Age: 33

            Lynda J. Streigel, SEI Investments Company, Oaks, Pennsylvania 19456: Vice President and Assistant Secretary of FAIF, FAF and FASF, and Vice President and Assistant Secretary of the Administrator and the Distributor since _____________, 1998; Senior Asset Management Counsel, Barnett Banks, Inc. from 1993 to 1997; Partner, Groom and Nordberg, Chartered from 1996 to 1997; and Associate General Counsel, Riggs Bank, N.A. from 1991 to 1995. Age: 49.

            Kathy Heilig, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF, FAF and FASF, and Treasurer of the SEI Investments Company since 1997; Assistant Controller of SEI Investments Company from 1995 to 1997; and Vice President of SEI Investments Company from 1991 to 1995. Age: 39.

            Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402: Secretary of FAIF since April 1991 and of FAF since 1981 and of FASF since June 1996; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age: 52.

COMPENSATION

            The First American Family of Funds, which includes FAIF, FAF and FASF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $15,000 per year ($22,500 in the case of the Chair) plus $2,500 ($3,750 in the case of the Chair) per meeting of the Board attended and $800 per committee meeting attended ($1,600 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings, each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,000 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,000 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FAIF, FAF and FASF, is a partner. The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF and FASF collectively (column 5) during the fiscal year ended September 30, 1997. No executive officer or affiliated person of FAIF had aggregate compensation from FAIF in excess of $60,000 during such fiscal year:

               (1)                        (2)                    (3)                    (4)                  (5)
                                                                                                     Total Compensation
                                       Aggregate        Pension or Retirement        Estimated       From Registrant and
             Name of                 Compensation        Benefits Accrued as      Annual Benefits       Fund Complex
        Person, Position            From Registrant     Part of Fund Expenses     Upon Retirement     Paid to Directors
        -----------------           ---------------     ---------------------     ---------------     -----------------
Robert J. Dayton, Director              $12,632                  -0-                    -0-                $33,500

Roger A. Gibson, Director *                 -0-                  -0-                    -0-                    -0-

Andrew M. Hunter III, Director           $9,046                  -0-                    -0-                $23,250

Leonard W. Kedrowski, Director          $12,291                  -0-                    -0-                $32,700

Robert L. Spies, Director                $9,331                  -0-                    -0-                $24,050

Joseph D. Strauss, Director             $14,974                  -0-                    -0-                $39,925

Virginia L. Stringer, Director          $15,254                  -0-                    -0-                $39,925


---------------
*     Not a director during the fiscal year ended September 30, 1997.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

            U.S. Bank National Association (the "Adviser"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment adviser and manager of the Funds through its First American Asset Management group. The Adviser is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Adviser is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates five banks and eleven trust companies with offices in 17 contiguous states from Illinois to Washington. USB also has various other subsidiaries engaged in financial services. At December 31, 1997, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $71 billion, consolidated deposits of $48 billion and shareholders' equity of $6 billion.

            Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement"), the Funds engage the Adviser to act as investment adviser for and to manage the investment of the assets of the Funds. Each Fund pays the Adviser monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets except, in the case of Emerging Markets Fund, 1.25% of the Fund's average daily net assets. The Advisory Agreement requires the Adviser to provide FAIF with all necessary office space, personnel and facilities necessary and incident to the Adviser's performance of its services thereunder. The Adviser is responsible for the payment of all compensation to personnel of FAIF and the officers and directors of FAIF, if any, who are affiliated with the Adviser or any of its affiliates.

            In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Adviser or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

            Because the Funds were not in operation prior to the date hereof, no advisory fees were paid in fiscal year ended September 30, 1997.

SUB-ADVISORY AGREEMENT FOR EMERGING MARKETS FUND AND STRATEGIC INCOME FUND

            Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801 ("Marvin & Palmer") is sub-adviser for Emerging Markets Fund under an agreement with the Adviser (the "Marvin & Palmer Sub-Advisory Agreement"). Marvin & Palmer, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. Marvin & Palmer is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At January 1, 1998, Marvin & Palmer managed a total of $4.6 billion in investments for 53 institutional investors. Pursuant to the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is responsible for the investment and reinvestment of Emerging Markets Fund's assets and the placement of brokerage transactions in connection therewith. Under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is required, among other things, to report to the Adviser or the Board regularly at such times and in such detail as the Adviser or the Board may from time to time request in order to permit the Adviser and the Board to determine the adherence of Emerging Markets Fund to its investment objectives, policies and restrictions. The Marvin & Palmer Sub-Advisory Agreement also requires Marvin & Palmer to provide all office space, personnel and facilities necessary and incident to Marvin & Palmer 's performance of its services under the Marvin & Palmer Sub-Advisory Agreement.

            For its services under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is paid a monthly fee by the Adviser calculated on an annual basis equal to 0.85% of the first $100 million of

International Fund's average daily net assets, 0.60% of Emerging Markets Fund's average daily net assets in excess of $100 million up to $300 million, 0.55% of Emerging Markets Fund's average daily net assets in excess of $300 million up to $500 million, and 0.50% of Emerging Markets Fund's average daily net assets in excess of $500 million.

            Federated Investment Counseling, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 and Federated Global Research Corp., 175 Water Street, New York, New York 10038-4965 (collectively, the "Sub-Advisers"), each subsidiaries of Federated Investors ("Federated") are sub-advisers for Strategic Income Fund under an agreement with the Adviser (the "Federated Sub-Advisory Agreement"). Federated Investment Counseling, which is a Delaware business trust, and Federated Global Research Corp., which is a Delaware corporation, are each registered investment advisers under the 1940 Act. As of March 31, 1998, Federated Investment Counseling, Federated Global Research Corp. and such other subsidiaries of Federated rendered investment advice regarding over $1.26 billion of assets. Pursuant to the Federated Sub-Advisory Agreement, Federated Investment Counseling is responsible for investment of the high yield portion of Strategic Income Fund's assets and Federated Global Research Corp. is responsible for the investment of the international portion of Strategic Income Fund. Under the Federated Sub-Advisory Agreement, the Sub-Advisers are required, among other things, to report to the Adviser or the Board regularly at such times and in such detail as the Adviser or the Board may from time to time request in order to permit the Adviser and the Board to determine the adherence of Strategic Income Fund to its investment objectives, policies and restrictions. The Federated Sub-Advisory Agreement also requires the Sub-Advisers to provide all office space, personnel and facilities necessary and incident to the Sub-Adviser's performance of their services under the Federated Sub-Advisory Agreement.

         For their services under the Sub-Advisory Agreement, the Sub-Advisers are paid a monthly fee by the Adviser calculated on an annual basis equal to 0.40% of the first $25 million of the Fund's average daily net assets, 0.33% of the Fund's average daily net assets in excess of $25 million up to $50 million, 0.26% of the Fund's average daily net assets in excess of $50 million up to $100 million and 0.21% of the Fund's average daily net assets in excess of $100 million.

ADMINISTRATION AGREEMENT

            SEI Investments Management Corporation (the "Administrator") serves as administrator for the Funds pursuant to an Administration Agreement between it and the Funds. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' distributor. See "-- Distributor and Distribution Plans" below. Under the Administration Agreement, the Administrator provides administrative personnel and services to the Funds for a fee as described in the Funds' Prospectuses. These services include, among others, regulatory reporting, fund and portfolio accounting, shareholder reporting services, and compliance monitoring services.

            The Funds have approved the appointment of the Adviser as a sub-administrator (the "Sub- Administrator") effective January 1, 1998. It is contemplated that the Sub-Administrator will assist the Administrator in the performance of administrative services for the Funds.

            Because the Funds were not in operation before the date hereof, no administrative fees were paid in fiscal year ended September 30, 1997.

DISTRIBUTOR AND DISTRIBUTION PLANS

            SEI Investments Distribution Co. (the "Distributor") serves as the distributor for the Class A, Class B and Class Y Shares of the Funds. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Administrator. See "-- Administration Agreement" above.

            The Distributor serves as distributor for the Class A and Class Y Shares pursuant to a Distribution Agreement dated [February 10, 1994] (the "Class A/Class Y Distribution Agreement") between itself and the Funds , and as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated [August 1, 1994, as amended September 14, 1994] (the "Class B Distribution and Service Agreement") between itself and the Funds. These agreements are referred to collectively as the "Distribution Agreements."

            Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A and Class B Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

            The Distributor receives no compensation for distribution of the Class Y Shares. With respect to the Class A Shares, the Distributor receives all of the front-end sales charges paid upon purchase of the Funds' shares except for a portion (as disclosed in the Prospectuses) which may be re-allowed to Participating Institutions. The Class A Shares of each Fund also pay a shareholder servicing fee to the Distributor monthly at the annual rate of 0.25% of each Fund's Class A average daily net assets, which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares of the kinds described in the Class A and Class B Shares Prospectuses.

            The Funds which offer Class B Shares pay to the Distributor a sales support fee at an annual rate of 0.75% of the average daily net assets of the Class B Shares of such Fund, which fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to the Class B Shares. This fee is calculated and paid each month based on average daily net assets of Class B of each Fund for that month. In addition to this fee, the Distributor is paid a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund's Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares of a Fund of the kinds described in the Class A and Class B Shares Prospectuses. Although Class B Shares are sold without a front-end sales charge, the Distributor pays a total of 4.25% of the amount invested (including a pre-paid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family). The servicing fee payable under the Class B Service Plan is prepaid as described above.

            The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Plans of Distribution or in any agreement related to such Plans.

            FAIF has adopted Plans of Distribution with respect to the Class A and Class B Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A and Class B Shares. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The Class B Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B Shares, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A and Class B Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Adviser at any time.

            Because the Funds were not in operation prior to the date hereof, no Rule 12b-1 fees were paid in fiscal year ended September 30, 1997.

            The Distributor received no sales charges for fiscal year ended September 30, 1997.

CUSTODIAN; TRANSFER AGENT; COUNSEL; ACCOUNTANTS

            The custodian of the Funds' assets is U.S. Bank Trust National Association (the "Custodian"), U.S. Bank Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of USB.

            The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash is held by the Custodian or, as described in the Prospectuses for Emerging Markets Fund, by a sub-custodian with respect to such Fund. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

            As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% of such Fund's (except Emerging Markets Fund) average daily net assets and, in the case of Emerging Markets Fund, 0.10% of the Funds average daily net assets. Sub-custodian fees with respect to Emerging Markets Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

            DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105, is transfer agent and dividend disbursing agent for the shares of the Funds.

            Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent General Counsel for the Funds.

            KPMG Peat Marwick LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Funds' independent auditors, providing audit services including audits of the annual financial statements.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

            Decisions with respect to placement of the Funds' portfolio transactions are made by the Adviser, in the case of Strategic Income Fund, Federated, or in the case of Emerging Markets Fund, Marvin & Palmer. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Adviser, Federated or Marvin & Palmer may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Adviser, Federated or Marvin & Palmer to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds deal with market makers unless it appears that better price and execution are available elsewhere.

            While the Adviser does not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Adviser to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

            It is expected that Emerging Markets Fund and Strategic Income Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

            Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

            Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Adviser, Federated or Marvin & Palmer may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purpose for consideration, analysis and evaluation by the staff of the Adviser, Federated or Marvin & Palmer. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

            Research services that may be received by the Adviser, Federated or Marvin & Palmer would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Adviser, Federated or Marvin & Palmer to supplement its own investment research activities and enable the Adviser, Federated or Marvin & Palmer to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Adviser, Federated or Marvin & Palmer would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Adviser, Federated or Marvin & Palmer in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Adviser, Federated or Marvin & Palmer in performing services for the Funds. The Adviser, Federated or Marvin & Palmer determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

            The Adviser, Federated or Marvin & Palmer have not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Adviser, Federated or Marvin & Palmer, except as noted below. The Adviser, Federated or Marvin & Palmer may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Adviser, Federated or Marvin & Palmer with research services, which the Adviser, Federated or Marvin & Palmer anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and, accordingly, substantial deviations from the list could occur. The Adviser, Federated or Marvin & Palmer would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Adviser, Federated or Marvin & Palmer determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser, Federated or Marvin & Palmer with respect to the Funds.

            The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser or the Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

            When two or more clients of the Adviser, Federated or Marvin & Palmer are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Adviser, Federated or Marvin & Palmer to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.


                                  CAPITAL STOCK

            As of April 14, 1998, no shares of the Funds were outstanding.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

            The method for determining the public offering price of the shares of a Fund is summarized in the Class A Shares Prospectus under the captions "Investing in the Funds" and "Determining the Price of Shares" and in the Class Y Shares Prospectus under the caption "Purchases and Redemptions of Shares." The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") and federally-chartered banks are open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities of a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

            As of April 14, 1998, the Funds had not commenced operations.


                                FUND PERFORMANCE

SEC STANDARDIZED PERFORMANCE FIGURES

            YIELD FOR THE FUNDS. Yield for the Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period.

            Because the Funds were not in operation prior to the date hereof, yield information is not available.

Yield figures were determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                Yield  =  2 [((a - b) / cd) + 1)(6th power) - 1]

                Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                        c = average daily number of shares outstanding during
                            the period that were entitled to receive dividends
                        d = maximum offering price per share on the last day of
                            the period

            TAX EQUIVALENT YIELD FOR TAX FREE FUNDS. Tax equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket. The tax equivalent yield for each Tax Free Fund is computed by dividing that portion of such Fund's yield (computed as described above) that is tax exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting number to that portion, if any, of such Fund's yield that is not tax exempt. Because Tax Free Fund and Minnesota Tax Free Fund were not in operation prior to the date hereof, information on tax equivalent yield information is not available for such Funds.

            TOTAL RETURN. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. The Fund average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the Securities and Exchange Commission.

            AVERAGE ANNUAL TOTAL RETURN. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                P(1 + T)(nth power)  =  ERV

                Where:    P   = a hypothetical initial payment of $1,000
                          T   = average annual total return
                          n   = number of years
                          ERV = ending redeemable value at the end of the period
                                of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment (if applicable), and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

            CUMULATIVE TOTAL RETURN. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                CTR     =  ((ERV - P) / P ) 10

                Where:  CTR = cumulative total return
                        ERV = ending redeemable value at the end of, the period
                              of a hypothetical $1,000 payment made at the
                              beginning of such period; and
                        P   = initial payment of $1,000

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment (if applicable), and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

            Because the Funds were not in operation prior to the date hereof, information on average annual return and aggregate total returns is not available.

NON-STANDARD DISTRIBUTION RATES

            HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. Because the Funds were not in operation prior to the date hereof, no information on historical annualized distribution rates is available.

            ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month (or three-month period, in the case of an Equity Fund) by the number of days in that month (or three-month period, in the case of an Equity
Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. Because the Funds were not in operation prior to the date hereof, no information on the annualized current distribution rates is available.

            TAX EQUIVALENT DISTRIBUTION RATES. The tax equivalent distribution rate for the Tax Free Funds is computed by dividing that portion of such a Fund's annualized current distribution rate (computed as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting figure to that portion, if any, of the annualized current distribution rate which is not tax-exempt. Because the Tax Free Fund and Minnesota Tax Free Fund were not in operation prior to the date hereof, no information on the tax equivalent distribution rates is available.

CERTAIN PERFORMANCE COMPARISONS

            The Funds may compare their performance to that of certain published or otherwise widely disseminated indices or averages compiled by third parties. The Funds, and the indices and averages to which they may compare their performance, are as follows, among others:

            MID CAP GROWTH FUND may compare its performance to the LIPPER MID-CAP FUNDS AVERAGE, which is an average of funds which limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index. Mid Cap Growth Fund may also compare its performance to the S&P 400 MIDCAP AVERAGE, which is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million and the RUSSELL MID-CAP INDEX, which is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 1000 Index. The Russell 1000 Index represents approximately 90% of the total market capitalization of the Russell 3000 Index.

            EMERGING MARKETS FUND may compare its performance to the LIPPER EMERGING MARKETS FUNDS AVERAGE, which is an average of funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. The Emerging Markets Fund may also compare its performance to the MSCI EMERGING MARKETS FREE INDEX, which is an unmanaged index of securities from emerging markets, limited to securities in which foreigners may invest.

            ADJUSTABLE RATE MORTGAGE SECURITIES FUND may compare its performance to the LIPPER ADJUSTABLE RATE MORTGAGE AVERAGE, which is an average of funds that invest at least 65% of total assets in adjustable rate mortgage securities or other securities collaterized by or representing an interest in mortgages. Adjustable rate Mortgage Securities Fund may also compare its performance to the LEHMAN ADJUSTABLE RATE MORTGAGE INDEX, which is an unmanaged index of U.S. agency adjustable rate mortgage (ARM) securities that include no expenses or transaction charges.

            TAX FREE FUND may compare its performance to the LIPPER GENERAL MUNICIPAL DEBT FUNDS AVERAGE, which is an average of fund that invest at least 65% of total assets in municipal debt issues in the top four credit ratings, and to the LEHMAN BROTHER MUNICIPAL BOND INDEX, which is an index comprised of 8,000 actual bonds, all of which are investment grade, fixed rate with long term (more than two years) maturities and are selected from issues larger than $50 million dated since January, 1984.

            MINNESOTA TAX FREE FUND may compare its performance to the LIPPER MINNESOTA MUNICIPAL BOND AVERAGE, which is an average of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city ( triple tax-exempt), and the LEHMAN BROTHER MUNICIPAL BOND INDEX, which is described above.

            STRATEGIC INCOME FUND may compare its performance to the LIPPER MULTI SECTOR INCOME FUNDS AVERAGE, which is an average of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes) including U.S. government and foreign sectors, with a significant portion of assets in securities rated below investment grade, and the J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX, an index with total return calculated based on gross that assumes that a coupon received in one currency is immediately reinvestment back into the bonds of that country's index, and the local currency return is expressed as a basket of currencies which make up the index. Strategic Income Fund may also compare its performance to the LEHMAN SINGLE B-RATED INDEX, which is a proprietary unmanaged index of single B -rated securities and the LEHMAN MORTGAGE-BACKED INDEX, which is an index that covers all fixed-rate securities backed by mortgage pools of the GNMA, FHLMC and FNMA. Strategic Income Fund may also compare its performance to the LEHMAN AGGREGATE BOND INDEX, which is an index composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

            Each of the Funds also may compare its performance to the CONSUMER PRICE INDEX, which is a measure of the average change in prices over time in a fixed market basket of goods and services.


                                    TAXATION

            The tax status of the Funds and the distributions that the Funds will make to shareholders are summarized in the Prospectuses in the sections entitled "Income Taxes" (or, in the Prospectus for Strategic Income Fund, "Federal Income Taxes"). Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

            To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) derive at least 90% of its gross income from dividends, interest, and certain other types of payments related to its investment in stock or securities; (2) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

            Each Fund is subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. For this purpose, any amount on which the Fund is subject to corporate-level income tax is considered to have been distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

            Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of Tax Free Fund or Minnesota Tax Free Fund receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

            If Tax Free Fund or Minnesota Tax Free Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount. In addition, all or a portion of the gain that any of the Funds realize from engaging in "conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

            For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Investing in the Funds -- Exchange Privilege" in the Prospectuses for Class A and Class B Shares, and "Purchases and Redemptions of Shares -- Exchange Privilege" in the Prospectuses for Class Y Shares), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

            Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December, made payable to shareholders of record in such a month and actually paid in January of the following year are treated as paid and are thereby taxable to shareholders as of December 31.

            If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

            Under Code Section 1256, except for the transactions the Fund has identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts, options, and (in the case of Emerging Markets
Fund) forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in futures contracts, options, or forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to such contracts or options is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

            Sales of forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by Emerging Markets Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

            Under recently enacted Code Section 1259, if a Fund enters into short sales of securities that it holds, notional principal contracts or certain other transactions designed to hedge against the loss of value in appreciated positions that it holds, it will be treated as having sold such appreciated positions and will be required to recognize gain on the constructive sale. This constructive sale rule will not apply in the case of any appreciated position that the Fund is required to mark-to-market at the close of the year, as described above. As stated above, the Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund can buy or sell futures contracts and options may be limited by this requirement.

            It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

            Any realized gain or loss on closing out a futures contract, option, or forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a recognized capital gain or loss for tax purposes. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Emerging Markets Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

            Each Fund will distribute to shareholders annually any net long-term capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures contract, option, or forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

            As stated in the Prospectuses relating to Emerging Markets Fund under "Income Taxes," Emerging Markets Fund may make an election pursuant to which shareholders will be able to claim on their tax returns a foreign tax credit for their pro rata share of the income taxes that that Fund has paid during the year to foreign countries.

            Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's federal income tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by Emerging Markets Fund from its foreign source income will be treated as foreign source income. Emerging Markets Fund's gains and losses from the sale of securities, and certain currency gains and losses, will generally be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as dividend income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of foreign income taxes paid by Emerging Markets Fund. In addition, no deduction for foreign income taxes may be claimed by a shareholder who does not itemize deductions. Shareholders are advised to consult their tax advisers on the application of the foreign tax credit rules to their own particular circumstances.

            Emerging Markets Fund will invest in, among other things, foreign securities. If, in connection with such investments, Emerging Markets Fund owns shares of stock in certain foreign investment entities, referred to as passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax, and additional charges in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the entire distribution or gain is distributed by Emerging Markets Fund to its shareholders. If Emerging Markets Fund were able and elected to treat a PFIC as a "qualified electing fund," in lieu of the treatment described above, Emerging Markets Fund would be required each year to include in income its pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the Fund. Proposed Treasury Regulations and newly enacted provisions of the Code would allow certain regulated investment companies to elect to mark-to-market their stock in certain PFICs at the end of each taxable year, whereby Emerging Markets Fund would include in its taxable income each year any unrealized gain on such PFIC investments. In order to distribute the income includible in Emerging Markets Fund's income under either election, maintain its qualification as a regulated investment company, and avoid income or excise taxes, Emerging Markets Fund may be required to liquidate portfolio securities that is might otherwise have continued to hold. In the case of the proposed Treasury Regulations, there can be no assurance that these regulations will be finalized in the form proposed or as to the effective date of any such final regulations.

            Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is `'effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

            A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the United States or political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

            The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

            With respect to the Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Tax Free Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Fund would become taxable under this Minnesota statutory provisions.

                                     RATINGS

            A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

            When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

            STANDARD & POOR'S

            AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

            AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

            A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

            B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

            CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            D: An issue which is rated D is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

            MOODY'S

            Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

            A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

            Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

            B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

            Ca: An issue which is rated Ca represents an obligation which is speculative in a high degree.

            C: An issue which is rated C is regarded as having extremely poor prospects of ever attaining any real investment standing.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

            STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

            AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

            AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

            A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

            BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

            MOODY'S.  Moody's ratings for preferred stock include the following:

            aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

            aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

            a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

            baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF MUNICIPAL NOTES

            STANDARD & POOR'S

            SP-1: Very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

            SP-2: Satisfactory capacity to pay principal and interest.

            SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

            MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

            MIG 1/VMIG 1: This designation denotes the best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            MIG 2/VMIG 2: This designation denotes high quality, with margins of protection ample although not so large as available in the preceding group.

            MIG 3/VMIG 3: This designation denotes favorable quality, with all security elements accounted for, but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 3/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

            STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

            MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            PRIME-1: Superior capacity for repayment.

            PRIME-2: Strong capacity for repayment .

            PRIME-3: Acceptable capacity for repayment .

None of the Funds will purchase Prime-3 commercial paper.

BEST'S RATING SYSTEM FOR INSURANCE COMPANIES

            The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to the company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the company.

            The quantitative evaluation is based on an analysis of the company's financial condition and operating performance utilizing a series of financial tests. These tests measure a company's performance in the three critical areas of Profitability, Leverage and Liquidity in comparison to the norms established by the A.M. Best Company. These norms are based on an evaluation of the actual performance of the insurance industry.

            Best's review also includes a qualitative evaluation of the adequacy and soundness of a company's reinsurance, the adequacy of its reserves and the experience of its management. In addition, various other factors of importance are considered such as the composition of the company's book of business and the quality and diversification of its assets.

            Upon completion of analysis, Best's Ratings are assigned to those companies that meet the qualifications for rating. The Best's Rating classifications are A+ (Superior); A & A- (Excellent); B+ (Very Good); B & B-
(Good); C+ (Fairly Good); and C & C- (Fair). Those not qualifying for a current Best's Rating are classified in the "Not Assigned" category that has ten classifications which identify why a company is not eligible for a Best's Rating. Care should be exercised in the use of Best's Ratings without further reference to additional Best's publications.


                              FINANCIAL STATEMENTS

            Because the Funds were not in operation prior to the date hereof, no financial statements for the Funds are available.

                                                                      APPENDIX B


                      FIRST AMERICAN STRATEGIC INCOME FUND

                 INTRODUCTION TO PRO FORMA COMBINING STATEMENTS

                                OCTOBER 31, 1997


The accompanying unaudited pro forma combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments, reflect the accounts of The Americas Income Trust Inc. (XUS) and Highlander Income Fund Inc.
(HLA) (the Funds).

These statements have been derived from the underlying accounting records for the Funds used in calculating net asset values for the twelve-month period ended October 31, 1997. The pro forma combining Statement of Operations has been prepared based upon the fee and expense structure of the First American Strategic Income Fund (Strategic Income Fund), a newly created fund of First American Investment Funds, Inc. (the FAIF Fund). Given the numerous differences of investment policies and restrictions of XUS and HLA, the accounting entity for future financial reporting purposes will be the newly created Strategic Income Fund.

The pro forma combining statements have been prepared assuming that each of the Funds are merged into Strategic Income Fund. However, it is possible that one of the Funds will not approve the merger, in which case the resulting Strategic Income Fund will be comprised of only the Fund that approves the merger.

Under the proposed merger agreement and plan of reorganization, all outstanding shares of XUS and HLA will be issued in exchange for shares of Class A of the corresponding FAIF Fund.

                      First American Investment Funds, Inc.
                              Strategic Income Fund
             Pro Forma Combining Statement of Assets and Liabilities
                                October 31, 1997
                                   (Unaudited)


                                                      Americas   Highlander   Pro Forma
                                                       Income      Income    Adjustments     Pro Forma
                                                       Trust        Fund       (Note 2)       Combined
                                                       (000)        (000)       (000)          (000)
                                                     ---------    ---------   ---------       ---------
Assets:

        Total investments (Cost $74,005,
               $31,261 and $105,266,
               respectively)                         $  72,268    $  32,772    $      -       $ 105,040
        Cash                                             1,486            -           -           1,486
        Receivables:
               Accrued income                              767          362           -           1,129
               Capital shares sold                           -          158           -             158
               Income and other receivables              4,734           41           -           4,775
        Other assets                                         -            8           -               8
                                                     ---------    ---------   ---------       ---------
                         Total Assets                   79,255       33,341           -         112,596
                                                     ---------    ---------   ---------       ---------
Liabilities:
         Payables
                Investment securities purchased on
                  a when-issued basis                   19,376        3,973           -          23,349
                Investment securities purchased          3,878           83           -           3,961
                Accrued expenses                            60           13           -              73
         Other liabilities                                   -           41           -              41
                                                     ---------    ---------   ---------       ---------
                          Total Liabilities             23,314        4,110           -          27,424
                                                     ---------    ---------   ---------       ---------

Net Assets:
  Strategic Income Class A capital
     based on 8,517,226 shares outstanding                   -            -     100,173(a)      100,173
  Americas Income Trust capital based on
     6,251,305 shares outstanding                       72,466            -     (72,466)(a)           -
  Highlander Income capital based on
     1,989,467 shares outstanding                            -       27,707     (27,707)(a)           -
  Undistributed net investment income                      556           10           -             566
  Accumulated net realized gain/(loss)
     on investments                                    (15,340)          57           -         (15,283)
  Net unrealized appreciation/(depreciation)
     of investments and open futures contracts          (1,741)       1,457           -            (284)
                                                     ---------    ---------   ---------       ---------

Total Net Assets                                     $  55,941    $  29,231    $      -       $  85,172
                                                     =========    =========   =========       =========

Net Asset Value per share                            $    8.95    $   14.54
                                                     =========    =========
Net Asset Value
  and redemption price per share - Class A                                                    $   10.00
                                                                                              =========





                See accompanying notes to financial statements.

                      First American Investment Funds, Inc.
                              Strategic Income Fund
                   Pro Forma Combining Statement of Operations
                       For the Year Ended October 31, 1997
                                   (Unaudited)

                                                             Americas   Highlander  Pro Forma Adjustments
                                                              Income      Income          (Note 2)             Pro Forma
                                                               Trust       Fund      Debit        Credit        Combined
                                                               (000)       (000)     (000)        (000)          (000)
                                                              -------    -------    -------       -------       -------
Investment Income:
      Interest                                                $ 5,087    $ 2,579    $  --         $  --         $ 7,666
      Dividends                                                  --           31       --            --              31
                                                              -------    -------    -------       -------       -------

      Total investment income                                   5,087      2,610       --            --           7,697
                                                              -------    -------    -------       -------       -------

Expenses:

      Investment advisory fees                                    289        171        604(b)        460(b)        604
      Administrative, accounting and custodian fees               227        102        124(b)        329(b)        124
      Transfer agent fees                                          20         13         22(c)         33(c)         22
      Directors' fees                                              12         11          2(c)         23(c)          2
      Registration fees                                          --         --           11(c)       --              11
      Professional fees                                            49         25          5(c)         74(c)          5
      Printing                                                     42         30          6(c)         72(c)          6
      Distribution fees - FAIF Retail Class A                    --         --          216(b)       --             216
      Other                                                        27         26          3(c)         53(c)          3
                                                              -------    -------    -------       -------       -------

      Net expenses before expenses paid indirectly                666        378        993         1,044           993
      Less: Expenses paid indirectly                               (4)        (2)      --            --              (6)
                                                              -------    -------    -------       -------       -------

      Total net expenses                                          662        376        993         1,044           987
                                                              -------    -------    -------       -------       -------

      Investment income - net                                   4,425      2,234       (993)       (1,044)        6,710
                                                              -------    -------    -------       -------       -------

Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions

      Net realized gain on investments                          4,886        698       --            --           5,584
      Net realized loss on foreign currency transactions          (94)      --         --            --             (94)
      Net realized loss on closed futures contracts              --           (6)      --            --              (6)
      Net change in unrealized appreciation/ (depreciation)
          of investments and foreign currency transactions     (4,463)       571       --            --          (3,892)
                                                              -------    -------    -------       -------       -------
      Net gain on investments and foreign currency
          transactions                                            329      1,263       --            --           1,592
                                                              -------    -------    -------       -------       -------
      Net increase in net assets resulting from operations    $ 4,754    $ 3,497    $  (993)      $(1,044)      $ 8,302
                                                              =======    =======    =======       =======       =======

                See accompanying notes to financial statements.

                      First American Investment Funds, Inc
                              Strategic Income Fund
                   Pro Forma Combining Schedule of Investments
                                October 31, 1997
                                   (Unaudited)

           Par(000)/Shares                                                                                 Value
           ---------------                                                                                 -----
Americas     Highlander                                                                         Americas  Highlander
 Income       Income       Pro Forma                                                             Income    Income     Pro Forma
 Trust         Fund        Combined                                                              Trust      Fund      Combined
 (000)         (000)         (000)                 Security                Coupon    Maturity    (000)      (000)      (000)
 -----         -----         -----                 --------                ------    --------    -----      -----      -----
U.S GOVERNMENT & AGENCY SECURITIES- 52.3% (Percentages represent pro forma value of investments compared to pro forma net assets)

           U.S. GOVERNMENT SECURITIES- 13.3%
$ 1,000         $ -        $ 1,000       U.S. TREASURY NOTE                5.875%    03/31/99   $ 1,004       $ -      $ 1,004
  4,000           -          4,000       U.S. TREASURY NOTE                6.750     04/30/00     4,098         -        4,098
      -         750            750       U.S. TREASURY NOTE                8.750     08/15/00         -       808          808
      -       1,150          1,150       U.S. TREASURY NOTE                6.375     03/31/01         -     1,173        1,173
  2,000           -          2,000       U.S. TREASURY NOTE                5.875     02/15/04     2,011         -        2,011
  2,000           -          2,000       U.S. TREASURY NOTE                7.250     05/15/16     2,234         -        2,234
                                                                                                ------------------------------
                                                                                                  9,347     1,981       11,328
                                                                                                ------------------------------

           U.S. AGENCY MORTGAGE-BACKED SECURITIES- 38.1%
      -       2,000          2,000       FHLMC (c)                         6.000     01/26/08         -     1,976        1,976
      -       1,261          1,261       FHLMC                             6.500     03/15/24         -     1,142        1,142
  5,000           -          5,000       FHLMC (c)                         6.500     10/01/30     4,922         -        4,922
      -       1,413          1,413       FNMA                              6.500     02/01/04         -     1,415        1,415
      -       2,000          2,000       FNMA (c)                          7.000     01/01/08         -     2,027        2,027
      -         933            933       FNMA                              8.000     03/01/08         -       974          974
      -         904            904       FNMA                              6.000     03/01/11         -       890          890
      -         398            398       FNMA                             10.000     10/01/17         -       439          439
      -         249            249       FNMA (a)                         11.000     10/01/20         -       282          282
      -         692            692       FNMA                              9.000     07/01/24         -       738          738
      -         697            697       FNMA                              6.500     09/01/25         -       688          688
      -         937            937       FNMA                              6.000     03/01/26         -       904          904
      -         928            928       FNMA                              6.500     05/01/26         -       914          914
 13,000           -         13,000       FNMA (c)                          8.000     01/01/30    13,467         -       13,467
      -       1,269          1,269       FNMA                              6.500     12/25/23         -     1,168        1,168
      -         166            166       GNMA                              9.000     06/15/16         -       179          179
                                                                                               -------------------------------
                                                                                                 18,389    13,736       32,125
                                                                                               -------------------------------

           SHORT-TERM SECURITIES- 1.3%
    444         609          1,053       GOLDMAN SACHS                     5.730     11/03/97       444       609        1,053
                                                                                               -------------------------------

                                         TOTAL U.S. GOVERNMENT & AGENCY
                                         SECURITIES                                              28,180    16,326       44,506
                                                                                               -------------------------------

U.S. INVESTMENT GRADE CORPORATE BONDS- 2.7%

           AUTOMOTIVE- 1.4%
  1,000           -          1,000       GENERAL MOTORS                    8.800     03/01/21     1,216         -        1,216
                                                                                               -------------------------------

           LEISURE & ENTERTAINMENT- 1.3%
  1,000           -          1,000       ROYAL CARIBBEAN CRUISES           8.125     07/28/04     1,079         -        1,079
                                                                                               -------------------------------

                                         TOTAL U.S. INVESTMENT GRADE
                                         CORPORATE BONDS                                          2,295         -        2,295
                                                                                               -------------------------------

U.S. NON-INVESTMENT GRADE CORPORATE BONDS- 19.8% (b)

           AUTOMOTIVE- 0.5%
      -         112            112       AFTERMARKET TECHNOLOGY           12.000     08/01/04         -       125          125
      -         150            150       COLLINS & AIKMAN PRODUCTS        11.500     04/15/06         -       171          171
      -         100            100       LEAR SEATING CORP                 8.250     02/01/02         -       102          102
                                                                                               -------------------------------
                                                                                                      -       398          398
                                                                                               -------------------------------

           BANKING- 0.5%
      -         250            250       FIRST NATIONWIDE HOLDINGS        10.625     10/01/03         -       279          279
                                                                                               -------------------------------

           BEVERAGE AND TOBACCO- 0.2%
      -         175            175       DR. PEPPER BOTTLING HOLDINGS     10.630     02/15/03         -       175          175
                                                                                               -------------------------------

           BROADCAST RADIO & TELEVISION- 1.0%
      -         100            100       ACME TELEVISION (STEP BOND)  0.0/10.875     09/30/04         -        74           74
      -          75             75       CAPALER BROADCASTING              9.250     07/01/07         -        77           77
      -          50             50       CHANCELLOR MEDIA CORP             9.375     10/01/04         -        52           52
      -          75             75       CHANCELLOR MEDIA CORP             8.750     06/15/07         -        76           76
      -         150            150       ECHOSTAR SATELLITE BROADCAST     13.250     03/15/04         -       121          121
      -          50             50       FOX/LIBERTY NETWORKS LLC          8.875     08/15/07         -        50           50
      -         150            150       FOX/LIBERTY NETWORKS LLC          8.880     08/15/07         -        95           95

                See accompanying notes to financial statements.


           BROADCAST RADIO & TELEVISON (Continued)
    $ -       $ 125          $ 125       OUTDOOR SYSTEMS                   8.875%    06/15/07       $ -     $ 129        $ 129
      -         200            200       SINCLAIR BROADCAST GROUP INC     10.000     12/15/03         -       211          211
      -          25             25       SULLIVAN BROADCASTING HOLDINGS   13.250     12/15/06         -        26           26
                                                                                               -------------------------------
                                                                                                      -       911          911
                                                                                               -------------------------------

           BUILDER- 0.1%
      -          50             50       AMERICAN BUILDERS                10.625     05/15/07         -        52           52
                                                                                               -------------------------------

           BUSINESS SERVICES- 0.6%
      -          50             50       DECISION ONE CORP                 9.750     08/01/07         -        52           52
      -          75             75       ELECTRONIC RETAILING SYSTEMS     13.920     02/01/04         -        52           52
      -         114            114       KNOLL INC                        10.875     03/15/06         -       127          127
      -         100            100       OUTSOURCING SOLUTIONS            11.000     11/01/06         -       111          111
      -         125            125       UNITED STATIONERY SUPPLY         12.750     05/01/05         -       143          143
                                                                                               -------------------------------
                                                                                                      -       485          485
                                                                                               -------------------------------

           CABLE TELEVISION- 2.2%
      -          50             50       CABLEVISION SYSTEMS CORP          9.875     05/15/06         -        53           53
      -         150            150       CABLEVISION SYSTEMS CORP          9.875     02/15/13         -       161          161
      -         100            100       CHARTER COMMUNICATIONS SOUTHEAST 11.250     03/15/06         -       110          110
      -          75             75       COMCAST CORP                      9.375     05/15/05         -        81           81
      -         125            125       COMCAST UK CABLE PARTNERS LTD    11.070     11/15/07         -        98           98
      -         300            300       DIAMOND CABLE COMMUNICATIONS     10.520     02/15/07         -       196          196
      -          75             75       FRONTIERVISION HOLDINGS
                                          (STEP BOND)                 0.0/11.875     09/15/07         -        51           51
      -         250            250       NTL INC                          10.840     10/15/03         -       233          233
      -          50             50       PEGASUS COMMUNICATIONS            9.625     10/15/05         -        50           50
      -         150            150       ROGERS CABLESYSTEMS              10.000     03/15/05         -       164          164
      -         375            375       TELEWEST COMMUNICATIONS          10.880     10/01/07         -       283          283
      -         150            150       UNITED INTERNATIONAL HOLDINGS    13.990     05/15/06         -       107          107
      -         300            300       WESTPOINT STEVENS INC             9.375     12/15/05         -       314          314
                                                                                               -------------------------------
                                                                                                      -     1,901        1,901
                                                                                               -------------------------------

           CHEMICALS AND PLASTICS- 0.5%
      -         150            150       ISP HOLDINGS INC                  9.000     10/15/03         -       156          156
      -          75             75       RBX CORP                         11.250     10/15/05         -        66           66
      -         100            100       STERLING CHEMICAL HOLDINGS       12.990     08/15/08         -        73           73
      -         125            125       UNIROYAL TECHNOLOGY CORP         11.750     06/01/03         -       129          129
                                                                                               -------------------------------
                                                                                                      -       424          424
                                                                                               -------------------------------

           CONSUMER HEALTH- 0.3%
      -         100            100       ICON HEALTH CORP                 13.580     11/15/06         -        59           59
      -         100            100       RENAISSANCE COSMETICS            11.750     02/15/04         -        99           99
      -         150            150       SIMMONS CO                       10.750     04/15/06         -       157          157
                                                                                               -------------------------------
                                                                                                      -       315          315
                                                                                               -------------------------------

           CONSUMER NON-DURABLES- 0.3%
      -          75             75       CURTICE-BURNS FOODS INC          12.250     02/01/05         -        83           83
      -         150            150       PLAYTEX FAMILY PRODUCTS CORP      9.000     12/15/03         -       151          151
                                                                                               -------------------------------
                                                                                                      -       234          234
                                                                                               -------------------------------

           COSMETICS & TOILETRIES- 0.1%
      -          50             50       REVLON CONSUMER PRODUCTS         10.500     02/15/03         -        53           53
                                                                                               -------------------------------

           ECOLOGICAL SERVICES & EQUIPMENT- 0.4%
      -         200            200       ALLIED WASTE INDUSTRIES          10.360     06/01/07         -       137          137
      -         100            100       ALLIED WASTE NORTH AMERICAN INC  10.250     12/01/06         -       109          109
      -         250            250       MID-AMERICAN WASTE SYSTEM INC    12.250     02/15/03         -       101          101
                                                                                               -------------------------------
                                                                                                      -       347          347
                                                                                               -------------------------------

           ELECTRICAL UTILITIES- 0.2%
      -         150            150       EL PASO ELECTRIC CO               9.400     05/01/11         -       170          170
                                                                                               -------------------------------

           FINANCE- 0.1%
      -          50             50       TRIZEC FINANCE LTD               10.875     10/15/05         -        57           57
                                                                                               -------------------------------

           FOOD PRODUCTS- 0.4%
      -         100            100       CARR-GOTTSTEIN FOODS CO          12.000     11/15/05         -       111          111
      -         175            175       INTERNATIONAL HOME FOODS         10.375     11/01/06         -       186          186
      -         100            100       VAN DE KAMPS INC                 12.000     09/15/05         -       112          112
                                                                                               -------------------------------
                                                                                                      -       409          409
                                                                                               -------------------------------

           FOOD SERVICES- 0.2%
      -         125            125       AMERISERV FOOD COMPANY           10.125     07/15/07         -       131          131
      -          75             75       AMERISERV FOOD CORP               8.875     10/15/06         -        75           75
                                                                                               -------------------------------
                                                                                                      -       206          206
                                                                                               -------------------------------

                See accompanying notes to financial statements.


           FOOD & DRUG RETAILING- 0.2%
    $ -       $ 175          $ 175       RALPHS GROCERY CO                10.450%    06/15/04       $ -     $ 194        $ 194
                                                                                               -------------------------------

           FOREST PRODUCTS- 0.6%
      -         125            125       CONTAINER CORPORATION OF AMERICA  9.750     04/01/03         -       135          135
      -         100            100       FOUR M CORP                      12.000     06/01/06         -       106          106
      -          50             50       REPAP NEW BRUNSWICK              10.625     04/15/05         -        50           50
      -         100            100       SD WARREN CO                     12.000     12/15/04         -       113          113
      -         150            150       STONE CONTAINER CORP             11.500     10/01/04         -       163          163
                                                                                               -------------------------------
                                                                                                      -       567          567
                                                                                               -------------------------------

           HEALTH CARE SERVICES- 0.6%
      -         150            150       DADE INTERNATIONAL INC           11.125     05/01/06         -       167          167
      -         100            100       GENESIS HEALTH VENTURES           9.250     10/01/06         -       103          103
      -          50             50       TENET HEALTHCARE CORP             8.000     01/15/05         -        51           51
      -         200            200       TENET HEALTHCARE CORP            10.125     03/01/05         -       218          218
                                                                                               -------------------------------
                                                                                                      -       539          539
                                                                                               -------------------------------

           HEAVY ELECTRICAL MACHINERY- 0.4%
      -         150            150       ALVEY SYSTEMS INC                11.375     01/31/03         -       158          158
      -         150            150       TOKHEIM CORP                     11.500     08/01/06         -       170          170
                                                                                               -------------------------------
                                                                                                      -       328          328
                                                                                               -------------------------------

           HOME PRODUCTS & FURNISHINGS- 0.1%
      -          50             50       SYRATECH CORP                    11.000     04/15/07         -        49           49
                                                                                               -------------------------------

           HOTELS & LEISURE- 0.1%
      -         100            100       COURTYARD BY MARRIOTT            10.750     02/01/08         -       109          109
                                                                                               -------------------------------

           INDUSTRIAL PRODUCTS & EQUIPMENT- 1.0%
      -         150            150       CABOT SAFETY CORP                12.500     07/15/05         -       164          164
      -         100            100       CLARK MATERIALS HANDLING INC     10.750     11/15/06         -       106          106
      -          50             50       CONTINENTAL GLOBAL GROUP         11.000     04/01/07         -        53           53
      -         100            100       FAIRCHILD SEMICONDUCTOR          10.125     03/15/07         -       106          106
      -         100            100       INTERNATIONAL KNIFE AND SAW INC  11.375     11/15/06         -       109          109
      -          75             75       METTLER-TOLEDO INC                9.750     10/01/06         -        85           85
      -          75             75       MMI PRODUCTS INC                 11.250     04/15/07         -        82           82
      -         100            100       RCN CORP (STEP BOND)         0.0/11.125     10/15/07         -        58           58
      -         100            100       UNIFRAX INVESTMENT CORP          10.500     11/01/03         -       104          104
                                                                                               -------------------------------
                                                                                                      -       867          867
                                                                                               -------------------------------

           LEISURE & ENTERTAINMENT- 1.3%
      -         250            250       AMF GROUP INC                    11.030     03/15/06         -       189          189
      -         150            150       COBBLESTONE GOLF GROUP           11.500     06/01/03         -       163          163
      -          50             50       LIVENT INCORPORATED               9.375     10/15/04         -        50           50
      -         150            150       PREMIER PARKS                    12.000     08/15/03         -       167          167
      -         200            200       SIX FLAGS THEME PARKS INC        12.530     06/15/05         -       210          210
      -         300            300       VIACOM INC                        8.000     07/07/06         -       296          296
                                                                                               -------------------------------
                                                                                                      -     1,075        1,075
                                                                                               -------------------------------

           METAL & MINING- 0.2%
      -         125            125       EURAMAX INTERNATIONAL            11.250     10/01/06         -       136          136
                                                                                               -------------------------------

           OIL & GAS- 1.0%
      -         125            125       ABRAXAS PETRO                    11.500     11/01/04         -       138          138
      -         250            250       CALIFORNIA ENERGY COMPANY INC    10.700     01/15/04         -       271          271
      -          50             50       DAILEY PETROLEUM SERVICES CORP    9.750     08/15/07         -        52           52
      -          50             50       DI INDUSTRIES INC                 8.875     07/01/07         -        51           51
      -         100            100       FALCON DRILLING COMPANY INC       9.750     01/15/01         -       105          105
      -         100            100       FORCENERGY INC                    9.500     11/01/06         -       106          106
      -          50             50       PACALTA RESOURCES LTD            10.750     06/15/04         -        50           50
      -          50             50       UNITED MERIDIAN CORP             10.375     10/15/05         -        55           55
      -          50             50       XCL LIMITED                      13.500     05/01/04         -        65           65
                                                                                               -------------------------------
                                                                                                      -       893          893
                                                                                               -------------------------------

           PRINTING & PUBLISHING- 1.8%
      -         200            200       AFFILIATED NEWSPAPER INVESTMENTS 12.790     07/01/06         -       186          186
      -          50             50       HOLLINGER INTERNATIONAL
                                          PUBLISHING                       9.250     03/15/07         -        52           52
  1,250           -          1,250       HOLLINGER INTERNATIONAL
                                          PUBLISHING                       9.250     02/01/06     1,283         -        1,283
                                                                                               -------------------------------
                                                                                                  1,283       238        1,521
                                                                                               -------------------------------

           RETAIL STORES- 0.4%
      -         150            150       BRYLANE                          10.000     09/01/03         -       159          159
      -         100            100       HERFF JONES INC                  11.000     08/15/05         -       108          108

                See accompanying notes to financial statements.


           RETAIL STORES (Continued)
    $ -       $ 100          $ 100       HOSIERY CORPORATION OF AMERICA   13.750%    08/01/02       $ -     $ 108        $ 108
                                                                                               -------------------------------
                                                                                                      -       375          375
                                                                                               -------------------------------

           STEEL MANUFACTURERS- 0.5%
      -          75             75       ACME METALS INC                  13.190     08/01/04         -        84           84
      -          50             50       BAYOU STEEL CORP                 10.250     03/01/01         -        52           52
      -         250            250       GS TECHNOLOGIES                  12.000     09/01/04         -       271          271
                                                                                               -------------------------------
                                                                                                      -       407          407
                                                                                               -------------------------------

           SURFACE TRANSPORTATION- 0.8%
      -          50             50       CHEMICAL LEAMAN CORP             10.375     06/15/05         -        52           52
      -          75             75       GEARBULK HOLDING                 11.250     12/01/04         -        83           83
      -         100            100       STATIA TERMINALS                 11.750     11/15/03         -       107          107
      -         150            150       STENA AB                         10.500     12/15/05         -       164          164
      -          50             50       STENA AB                          8.750     06/15/07         -        51           51
      -         215            215       TRISM INC                        10.750     12/15/00         -       212          212
                                                                                               -------------------------------
                                                                                                      -       669          669
                                                                                               -------------------------------

           TELECOMMUNICATIONS & CELLULAR- 2.8%
      -          50             50       AMERICAN COMMUNICATION SERVICES  13.750     07/15/07         -        58           58
      -          50             50       AMPHENOL CORP                     9.875     05/15/07         -        53           53
      -         300            300       BROOKS FIBER PROPERTIES          10.810     03/01/06         -       244          244
      -         150            150       CELLULAR COMMUNICATIONS          12.680     08/15/00         -       117          117
      -         100            100       HERMES EUROPE RAILTEL            11.500     08/15/07         -       110          110
                 50             50       HIGHWAYMASTER COMMUNICATIONS     13.750     09/15/05                  50           50
      -         250            250       INTERMEDIA COMMUNICATIONS OF
                                          FLORIDA                         11.030     05/15/06         -       189          189
      -         100            100       METRONET COMMUNICATIONS          12.000     08/15/07         -       112          112
      -         175            175       MILLICOM INTERNATIONAL CELLULAR  12.680     06/01/06         -       132          132
      -         150            150       NEXTEL COMMUNICATIONS
                                          (STEP BOND)                  0.0/9.750     08/15/04         -       129          129
      -         250            250       PAGING NETWORK                   10.000     10/15/08         -       254          254
      -         250            250       QUEST COMMUNICATIONS
                                          (STEP BOND)                  0.0/9.470     10/15/07         -       161          161
      -         100            100       SYGNET WIRELESS INC              11.500     10/01/06         -       109          109
      -         300            300       TELEPORT COMMUNICATIONS          10.540     07/01/07         -       236          236
      -         125            125       TELESYSTEM INTERNATIONAL
                                          WIRELESS                        13.010     06/30/07         -        76           76
      -          50             50       TELESYSTEM INTERNATIONAL
                                          WIRELESS (STEP)             0.0/10.500     11/01/07         -        27           27
      -         100            100       USA MOBILE COMMUNICATIONS
                                          INC                              9.500     02/01/04         -        99           99
      -         200            200       VANGUARD CELLULAR SYSTEM          9.375     04/15/06         -       204          204
                                                                                               -------------------------------
                                                                                                      -     2,360        2,360
                                                                                               -------------------------------

           TEXTILES & APPAREL- 0.3%
      -         100            100       GLENOIT CORP                     11.000     04/15/07         -       108          108
      -         100            100       PILLOWTEX CORP                   10.000     11/15/06         -       106          106
      -          50             50       SOURCE MEDIA                     12.000     11/01/04         -        50           50
                                                                                               -------------------------------
                                                                                                      -       264          264
                                                                                               -------------------------------

           TRANSPORTATION- 0.1%
      -          75             75       LEAR CORP                         9.500     07/15/06         -        82           82
                                                                                               -------------------------------

                                         TOTAL U.S. NON-INVESTMENT GRADE
                                         CORPORATE BONDS                                          1,283    15,568       16,851
                                                                                               -------------------------------

FOREIGN SECURITIES- 47.6%

  CANADA- 15.3%
           CORPORATE SECURITIES- 1.9%
  1,500           -          1,500       ROGERS CABLESYSTEMS              10.000     03/15/05     1,635         -        1,635
                                                                                               -------------------------------

           GOVERNMENT SECURITIES- 10.4%
  2,850           -          2,850       CANADIAN GOVERNMENT               8.750     12/01/05     2,460         -        2,460
  3,000           -          3,000       CANADIAN GOVERNMENT               8.000     06/01/23     2,675         -        2,675
  2,900           -          2,900       CANADIAN GOVERNMENT               9.750     05/01/00     2,296         -        2,296
  3,700           -          3,700       CANADIAN GOVERNMENT
                                          RESIDUAL                         7.170     10/01/08     1,404         -        1,404
                                                                                               -------------------------------
                                                                                                  8,835         -        8,835
                                                                                               -------------------------------

           MORTGAGE-BACKED SECURITIES- 3.0%
  1,026           -          1,026       FIRST HERITAGE                    6.630     12/01/98       741         -          741
  1,900           -          1,900       FIRSTLINE TRUST                   7.250     11/01/00     1,404         -        1,404
    582           -            582       FIRSTLINE TRUST                   8.000     08/01/18       441         -          441
                                                                                               -------------------------------
                                                                                                  2,586         -        2,586
                                                                                               -------------------------------

                                         TOTAL-CANADA                                            13,056         -       13,056
                                                                                               -------------------------------

  MEXICO- 14.6%
           GOVERNMENT SECURITIES- 3.8%
  3,100           -          3,100       UNITED MEXICAN STATES            11.375     09/15/16     3,269         -        3,269
                                                                                               -------------------------------

                See accompanying notes to financial statements.

           SHORT-TERM SECURITIES- 10.8%
$85,000         $ -       $ 85,000       MEXICAN CETES                    17.700%    04/02/98   $ 9,190       $ -      $ 9,190
                                                                                               -------------------------------

                                         TOTAL-MEXICO                                            12,459         -       12,459
                                                                                               -------------------------------

 ARGENTINA- 2.9%
           GOVERNMENT SECURITIES
    125           -            125       ARGENTINA GLOBAL                  8.375     12/20/03       112         -          112
  1,750           -          1,750       ARGENTINA GLOBAL                 11.750     02/12/07     1,449         -        1,449
  1,000           -          1,000       ARGENTINA GLOBAL 144A            11.750     02/12/07       826         -          826
                                                                                               -------------------------------
                                         TOTAL-ARGENTINA                                          2,387         -        2,387
                                                                                               -------------------------------

 BRAZIL- 1.6%
           GOVERNMENT SECURITIES
  2,000           -          2,000       BRAZIL DCB                        6.750     04/15/12     1,370         -        1,370
                                                                                               -------------------------------

 BULGARIA- 0.6%
           GOVERNMENT SECURITIES
  1,000           -          1,000       BULGARIA FLIRB                    2.250     07/28/12       543         -          543
                                                                                               -------------------------------

 ECUADOR- 1.7%
           GOVERNMENT SECURITIES
  1,640           -          1,640       EQUADOR PDI                       6.690     02/27/15       943         -          943
    820           -            820       ECUADOR PDI BEARER                6.690     02/27/15       472         -          472
                                                                                               -------------------------------
                                                                                                  1,415         -        1,415
                                                                                               -------------------------------

 PANAMA- 3.6%
           GOVERNMENT SECURITIES
  1,750           -          1,750       PANAMA IRB                        3.750     07/17/14     1,234         -        1,234
  2,465           -          2,465       PANAMA PDI                        4.000     07/17/16     1,812         -        1,812
                                                                                               -------------------------------
                                         TOTAL-PANAMA                                             3,046         -        3,046
                                                                                               -------------------------------

 PERU- 3.6%
           GOVERNMENT SECURITIES
  3,000           -          3,000       PERU FLIRB                        3.250     03/07/17     1,500         -        1,500
  2,700           -          2,700       PERU PDI                          4.000     03/07/17     1,532         -        1,532
                                                                                               -------------------------------
                                         TOTAL-PERU                                               3,032         -        3,032
                                                                                               -------------------------------

 POLAND- 2.5%
           GOVERNMENT SECURITIES
  2,250           -          2,250       POLAND DISCOUNT                   6.938     10/27/24     2,115         -        2,115
                                                                                               -------------------------------

 RUSSIA- 0.9%
           GOVERNMENT SECURITIES
  1,200           -          1,200       RUSSIAN WHEN ISSUED               6.690     12/29/49       797         -          797
                                                                                               -------------------------------

 VENEZUELA- 0.3%
           GOVERNMENT SECURITIES
    350           -            350       VENEZUELA GLOBAL                  9.250     09/15/27       290         -          290
                                                                                               -------------------------------

                                         TOTAL FOREIGN SECURITIES                                40,510         -       40,510
                                                                                               -------------------------------

STOCKS & OTHER SECURITIES- 1.0%

 COMMON STOCKS- 0.1%
           CABLE TELEVISION- 0.0%
      -          27             27       CS WIRELESS SYSTEMS INC           -          -               -         -            -
      -         400            400       SULLIVAN BROADCASTING HOLDINGS    -          -               -         4            4
                                                                                               -------------------------------
                                                                                                      -         4            4
                                                                                               -------------------------------

           PRINTING & PUBLISHING- 0.1%
      -         500            500       AFFILIATED NEWSPAPER INVESTMENTS  -          -               -        50           50
                                                                                               -------------------------------

           RETAIL TRADE- 0.0%
      -          50             50       HOSIERY CORP OF AMERICA           -          -               -         -            -
                                                                                               -------------------------------

           TECHNOLOGY- 0.0%
      -         232            232       NEXTEL COMMUNICATIONS             -          -               -         6            6
      -         225            225       PEGASUS COMMUNICATIONS            -          -               -         5            5
                                                                                               -------------------------------
                                                                                                      -        11           11
                                                                                               -------------------------------

                                         TOTAL COMMON STOCKS                                          -        65           65
                                                                                               -------------------------------

 PREFERRED STOCKS- 0.9%
           COMMERCIAL SERVICES- 0.6%
      -       1,438          1,438       AMERICAN RADIO SYSTEMS CORP      11.375      -               -       166          166

                See accompanying notes to financial statements.


           COMMERCIAL SERVICES (Continued)
      -         794            794       CHANCELLOR MEDIA CORP            12.000      -             $ -      $ 93         $ 93
      -           3              3       K - III COMMUNICATIONS CORP      11.625      -               -         -            -
      -         100            100       PEGASUS COMMUNICATIONS CORP      12.750      -               -       110          110
      -       1,250          1,250       SFX BROADCASTING INC             12.625      -               -       146          146
      -         750            750       SINCLAIR CAPITAL                  2.906      -               -        83           83
                                                                                               -------------------------------
                                                                                                      -       598          598
                                                                                               -------------------------------

           FINANCIAL SERVICES- 0.1%
      -       1,500          1,500       CROWN AMERICAN REALTY TRUST       5.500      -               -        82           82
                                                                                               -------------------------------

           BROADCAST RADIO & TELEVISION- 0.1%
      -          50             50       ECHOSTAR COMMUNICATIONS          12.125      -               -        52           52
                                                                                               -------------------------------

           TECHNOLOGY- 0.1%
      -          50             50       NEXTEL COMMUNICATIONS            13.000      -               -        56           56
                                                                                               -------------------------------

                                         TOTAL PREFERRED STOCKS                                       -       788          788
                                                                                               -------------------------------

           WARRANTS- 0.0%
      -          50             50       BAR TECHNOLOGIES                  -         04/01/01         -         3            3
      -         150            150       CELLULAR COMMUNICATIONS           -         08/15/03         -         3            3
      -          75             75       ELECTRONIC RETAILING SYSTEMS      -         01/24/98         -         4            4
      -         120            120       ICF KAISER INTERNATIONAL          -         12/31/98         -         -            -
      -         150            150       ICON HEALTH CORP                  -         11/14/99         -         7            7
      -         250            250       NEXTEL COMMUNICATIONS             -         04/15/99         -         -            -
      -         100            100       STERLING CHEMICALS HOLDINGS       -         08/15/08         -         4            4
      -       1,250          1,250       UNIROYAL TECHNOLOGY CORP          -         06/01/03         -         4            4
      -         150            150       WIRELESS ONE INC                  -         10/19/00         -         -            -
                                                                                               -------------------------------
                                         TOTAL WARRANTS                                               -        25           25
                                                                                               -------------------------------

                                         TOTAL STOCKS & OTHER SECURITIES                              -       878          878
                                                                                               -------------------------------

                                         TOTAL INVESTMENTS (Cost $74,005, $31,261
                                         and $105,266, respectively)                           $ 72,268  $ 32,772     $105,040
                                                                                               ===============================

Notes to Investments in Securities

(a) This issue is partially pledged as initial margin deposit on open interest rate futures sales contracts. At October 31, 1997, the fund had outstanding 10 interest rate futures sales contracts on 30 year U.S. Treasury bonds expiring in December 1997 with a net unrealized loss of $54,063. The market value and par value of the open contracts were $1,184,688 and $1,000,000, respectively. Securities with a market value of $56,384 were pledged as collateral to cover initial margin deposits on these contracts.

(b) Non-investment grade corporate bonds include obligations rated BB or lower by Standard & Poor's or Ba or lower by Moody's, or an equivalent rating by a nationally recognized statistical rating organization (commonly referred to as "junk bonds") or unrated but deemed of comparable quality by the Sub-Adviser.

(c) At October 31, 1997, the cost of securities purchased on a when issued basis was $19,375,937, $3,973,438, and $23,349,375 for Americas Income Trust,
Highlander Income Fund, and Pro Forma Combined, respectively.


                See accompanying notes to financial statements.

                      FIRST AMERICAN STRATEGIC INCOME FUND

                          NOTES TO PRO FORMA STATEMENTS

                                   (UNAUDITED)


1.       BASIS OF COMBINATION

The unaudited pro forma combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments give effect to the proposed acquisition of The Americas Income Trust Inc. (XUS) and Highlander Income Fund Inc. (HLA) (the Funds) into the First American Strategic Income Fund (Strategic Income Fund), a newly created fund of First American Investment Funds, Inc.
(FAIF) and reflect the accounts for the twelve-month period ended October 31, 1997. The acquisition will be accomplished by an exchange of all outstanding shares of each Piper Fund for Class A shares of the Strategic Income Fund.

The pro forma combining schedule of investments does not reflect any changes which could occur before or after the acquisition closing date due to changes in market conditions or differences in investment management practices of the Strategic Income Fund compared with the Funds. However, aside from portfolio decisions made as a result of market condition changes that have or may occur between the date of the pro forma financial statements and the acquisition closing date, management does not have any specific plans at this time regarding the disposition of investments presented in the pro forma schedules of investments that would have a material impact on the presentation of such schedules.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

Strategic Income Fund is a portfolio offered by First American Investment Funds, Inc. (FAIF) a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. FAIF presently includes a series of twenty-six funds.

2.       PRO FORMA ADJUSTMENTS

         (a) The pro forma combining statements of assets and liabilities assumes the issuance of shares of the Strategic Income Fund as if the reorganization were to have taken place on October 31, 1997 and is based on the net asset value of the newly created fund. Transactions in shares of capital stock are as follows:
                  6,251,305 shares of XUS and 1,989,467 shares of HLA exchanged for 8,517,226 Class A shares of Strategic Income Fund.

         (b) The pro forma adjustments to investment advisory fees, administrative fees, custodian fees and distribution fees reflect the difference in fees charged by the Strategic Income Fund based upon the effective fee schedule.

                  U.S. Bank National Association has agreed to waive fees and reimburse expenses through September 30, 1998, to the extent necessary to maintain overall total Fund operating expense ratios at the pro forma expense levels of 1.15% of Strategic Income Fund's net assets

         (c) The pro forma adjustments to transfer agent fees, directors' fees, professional fees, printing expenses and other expenses reflect the expected savings (or in the case of registration fees, additional costs) due to the combination of the funds.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                           PART C - OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

            The first four paragraphs of Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, dated November 27, 1987, are incorporated herein by reference.

            On February 18, 1988 the indemnification provisions of the Maryland General Corporation Law (the "Law") were amended to permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

            The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2,
1980).

            Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

            The Registrant maintains officers' and directors' liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons' duties as officers and directors.


ITEM 16. EXHIBITS.

            1.1 Amended and Restated Articles of Incorporation, as supplemented through March 30, 1998. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            2.          Bylaws, as amended through February 23, 1998.
                        (Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            3.          Not applicable.

      *     4.          Agreement and Plan of Reorganization by and between the
                        Registrant and Piper Funds Inc., attached as Appendix
                        VI to the Prospectus/Proxy Statement included in Part
                        A of this Registration Statement on Form N-14.

            5.          Not applicable.

            6.1 Investment Advisory Agreement dated April 2, 1991 between Registrant and First Bank National Association, as amended and supplemented through August 1994. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            6.2 Sub-Advisory Agreement dated March 28, 1994 relating to International Fund between First Bank National Association and Marvin & Palmer Associates, Inc. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            6.3         Amendment No. 8 to Investment Advisory Agreement.
                        (Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            6.4 Amendment No. 1 to Sub-Advisory Agreement. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            7.1 Distribution Agreement [Class A and Class C shares] dated February 10, 1994 between Registrant and SEI Financial Services Company. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            7.2 Distribution and Service Agreement [Class B shares] dated August 1, 1994, as amended September 14, 1994, between Registrant and SEI Financial Services Company. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            7.3 Form of Dealer Agreement. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            8.          Not applicable.

            9.1 Custodian Agreement dated September 20, 1993, between Registrant and First Trust National Association, as supplemented through August 1994. (Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            9.2 Compensation Agreement dated June 1, 1995, pursuant to Custodian Agreement. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            9.3 Compensation Agreement dated January 1, 1997, pursuant to Custodian Agreement. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            9.4 Compensation Agreement dated January 1, 1997, pursuant to Custodian Agreement. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            9.5 Compensation Agreement dated August 5, 1997, pursuant to Custodian Agreement. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            9.6 Compensation Agreement dated November 21, 1997, pursuant to Custodian Agreement. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            10.1        Form of Distribution Plan [Class A shares].
                        (Incorporated by reference to Exhibit (15)(a) to the Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            10.2 Distribution Plan [Class B shares]. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            10.3 Service Plan [Class B shares]. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            10.4        Multiple Class Plan Pursuant to Rule 18f-3.
                        (Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

      *     11.         Opinion and Consent of Dorsey & Whitney LLP with respect
                        to the legality of the securities being registered.

      **    12.         Opinion and Consent of Dorsey & Whitney LLP with respect
                        to tax matters.

            13.1 Administration Agreement dated January 1, 1995 between Registrant and SEI Financial Management Corporation. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            13.2 Transfer Agent Agreement dated March 31, 1994 between Registrant and Supervised Service Company, Inc. [superseded] (Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            13.3 Assignment of Transfer Agency Agreement to DST Systems, Inc. [superseded] (Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            13.4 Form of Transfer Agency Agreement dated October 1, 1996 between Registrant and DST Systems, Inc. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            13.5 Sub-Administration Agreement effective January 1, 1998 between SEI and First Bank National Association. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            13.6 Amended and Restated Administration Agreement dated July 1, 1997 between Registrant and SEI Investments Management Corporation. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            13.7 Agreement dated July 1, 1997 between SEI and First Bank National Association. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

            13.8 Agreement dated July 1, 1997 between First Bank National Association and SEI Investments Management Corporation. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

      *     14          Consent of KPMG Peat Marwick LLP.

            15.         Not applicable.

      *     16.         Powers of Attorney of Directors signing the Registration
                        Statement.

      *     17. (a)     Rule 24f-2 Election of Registrant.
      *         (b)     Form of Proxy Card.


      *     Filed herewith.
      **    To be filed by amendment.


ITEM 17. UNDERTAKINGS.

            (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

            (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

            (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of a ruling of the Internal Revenue Service supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

            As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Oaks, Commonwealth of Pennsylvania, on the 15th day of April, 1998.

                                           FIRST AMERICAN INVESTMENT FUNDS, INC.



ATTEST:   /s/ Michael Beattie              By:   /s/ Kathryn L. Stanton
       -------------------------------        ----------------------------------
              Michael Beattie                        Kathryn L. Stanton
                                                     Acting President and
                                                     Vice President

            Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

          SIGNATURE                       TITLE                            DATE
          ---------                       -----                            ----


    /s/ Michael G. Beattie               Controller (Principal              **
----------------------------             Financial and Accounting
      Michael G. Beattie                 Officer)


             *                           Director                           **
----------------------------
      Robert J. Dayton


             *                           Director                           **
----------------------------
       Roger A. Gibson


             *                           Director                           **
----------------------------
    Andrew M. Hunter III


             *                           Director                           **
----------------------------
    Leonard W. Kedrowski


             *                           Director                           **
----------------------------
       Robert L. Spies


             *                           Director                           **
----------------------------
      Joseph D. Strauss


             *                           Director                           **
----------------------------
    Virginia L. Stringer


* By:  /s/Kathryn L. Stanton
     -----------------------
          Kathryn L. Stanton
          Attorney in Fact

** April 15, 1998